EXECUTION VERSION EQUITY AND ASSET PURCHASE AGREEMENT by and among ARCTIC WOLF NETWORKS, INC., ARCTIC WOLF NETWORKS INTERNATIONAL, INC., BLACKBERRY LIMITED, and BLACKBERRY UK LIMITED

ii TABLE OF CONTENTS Page 1. Purchase and Sale of Transferred Subsidiary Equity Interests and Transferred Assets. ................. 1 1.1 Purchase and Sale of Transferred Subsidiary Equity Interests .......................................... 1 1.2 Transferred Assets ............................................................................................................. 2 1.3 Excluded Assets ................................................................................................................. 2 1.4 Assumed Liabilities ........................................................................................................... 2 1.5 Excluded Liabilities ........................................................................................................... 2 1.6 Excluded Contracts ............................................................................................................ 3 2. Purchase Price. ................................................................................................................................ 3 2.1 Consideration ..................................................................................................................... 3 2.2 Adjustments to Purchase Price........................................................................................... 4 2.3 Payment of Transfer Taxes and Fees ................................................................................. 7 2.4 Delayed Cash Amount Payment. ....................................................................................... 8 2.5 Withholding ....................................................................................................................... 8 3. Closing ............................................................................................................................................ 8 4. Representations and Warranties of Seller ....................................................................................... 9 4.1 Organization and Qualification .......................................................................................... 9 4.2 Authority and Binding Obligation ..................................................................................... 9 4.3 Capitalization of Transferred Subsidiary ......................................................................... 10 4.4 No Conflicts ..................................................................................................................... 10 4.5 Governmental Approvals and Consents ........................................................................... 10 4.6 Financial Information ...................................................................................................... 10 4.7 No Undisclosed Liabilities ............................................................................................... 11 4.8 Absence of Changes ......................................................................................................... 11 4.9 Contracts and Commitments ............................................................................................ 11 4.10 Taxes ................................................................................................................................ 14 4.11 Privacy and Information Security .................................................................................... 18 4.12 Intellectual Property Rights ............................................................................................. 21 4.13 Real and Personal Property .............................................................................................. 25 4.14 Transactions with Interested Persons ............................................................................... 26 4.15 Insurance .......................................................................................................................... 26 4.16 Litigation .......................................................................................................................... 26 4.17 Compliance with Laws .................................................................................................... 27

iii 4.18 Employees ........................................................................................................................ 29 4.19 Employee Benefit Matters ............................................................................................... 31 4.20 Indebtedness..................................................................................................................... 33 4.21 Customers and Suppliers ................................................................................................. 33 4.22 Tangible Assets ................................................................................................................ 33 4.23 Brokers’ and Finders’ Fees .............................................................................................. 33 4.24 Transferred Subsidiary Operations; Title to Assets; Sufficiency of Assets ..................... 34 4.25 Solvency........................................................................................................................... 34 4.26 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES .............................. 35 5. Representations and Warranties of Purchaser ............................................................................... 35 5.1 Organization and Qualification ........................................................................................ 35 5.2 Authority and Binding Obligation ................................................................................... 35 5.3 No Conflicts ..................................................................................................................... 36 5.4 Governmental Approvals and Consents ........................................................................... 36 5.5 Capitalization ................................................................................................................... 36 5.6 Valid Issuance of Shares .................................................................................................. 36 5.7 Offering ............................................................................................................................ 36 5.8 Compliance with Laws .................................................................................................... 36 5.9 Purchaser Financial Statements ....................................................................................... 36 5.10 No Financing.................................................................................................................... 37 5.11 Brokers’ and Finders’ Fees .............................................................................................. 37 6. Covenants ...................................................................................................................................... 37 6.1 Conduct of the Business Pending Closing ....................................................................... 37 6.2 No Solicitation ................................................................................................................. 40 6.3 Confidentiality ................................................................................................................. 40 6.4 Access to Information ...................................................................................................... 42 6.5 Notification of Certain Events ......................................................................................... 43 6.6 Employee Matters ............................................................................................................ 43 6.7 Non-Competition and Non-Solicitation ........................................................................... 45 6.8 Release ............................................................................................................................. 47 6.9 Tax Matters ...................................................................................................................... 48 6.10 Procedure for Certain Assets Not Transferable ............................................................... 51 6.11 Shared Accounts Receivable............................................................................................ 52 6.12 Wrong Pockets ................................................................................................................. 52 6.13 Necessary Efforts; No Inconsistent Action ...................................................................... 52

iv 6.14 Further Assurances .......................................................................................................... 53 6.15 Intercompany Liabilities .................................................................................................. 53 6.16 Bulk Sales ........................................................................................................................ 53 6.17 Closing Deliverables ........................................................................................................ 53 6.18 Audit Support ................................................................................................................... 53 6.19 Transferred Property Guarantee ....................................................................................... 53 6.20 Professional Services Report ........................................................................................... 54 6.21 Additional Agreements .................................................................................................... 54 7. Conditions of the Closing. ............................................................................................................ 54 7.1 Conditions to Seller’s Obligations ................................................................................... 54 7.2 Conditions to Purchaser’s Obligations ............................................................................. 55 8. Survival and Indemnification. ....................................................................................................... 58 8.1 Survival of Representations, Warranties and Covenants ................................................. 58 8.2 Indemnification Provisions .............................................................................................. 58 8.3 Limitations on Liability ................................................................................................... 60 8.4 Indemnification Procedures ............................................................................................. 61 8.5 Determination of Losses .................................................................................................. 63 8.6 Set-Off ............................................................................................................................. 63 8.7 No Contribution ............................................................................................................... 64 8.8 Claims Not Affected by Knowledge ................................................................................ 64 8.9 Exclusive Remedy ........................................................................................................... 64 8.10 No Double Recovery ....................................................................................................... 64 9. Termination; Remedies. ................................................................................................................ 64 9.1 Termination ...................................................................................................................... 64 9.2 Effect of Termination ....................................................................................................... 65 10. Miscellaneous. .............................................................................................................................. 65 10.1 Press Releases and Communications ............................................................................... 65 10.2 Governing Law ................................................................................................................ 65 10.3 Exclusive Jurisdiction ...................................................................................................... 65 10.4 Waiver of Jury Trial ......................................................................................................... 66 10.5 Waivers ............................................................................................................................ 66 10.6 Notices ............................................................................................................................. 66 10.7 Amendments .................................................................................................................... 67 10.8 Specific Performance; Other Remedies ........................................................................... 67 10.9 Expenses .......................................................................................................................... 68

v 10.10 Entire Agreement ............................................................................................................. 68 10.11 Section and Paragraph Headings ..................................................................................... 68 10.12 Counterparts ..................................................................................................................... 68 10.13 Parties in Interest; Assignment ........................................................................................ 68 10.14 Exhibits and Schedules; Interpretation ............................................................................ 68 10.15 Severability ...................................................................................................................... 69 10.16 Attorney-Client Privilege ................................................................................................. 69 10.17 Performance of Obligations by Affiliates ........................................................................ 70 10.18 Disclosure Schedule ......................................................................................................... 70 11. Certain Definitions ........................................................................................................................ 70 ANNEXES, EXHIBITS AND SCHEDULES Exhibit A Form of Patent License Agreement Exhibit B Form of Bill of Sale and Assignment and Assumption Agreement Exhibit C Form of Transition Services Agreement Exhibit D Form of Intellectual Property Assignment Agreement Exhibit E Form of Strategic Customer Support Agreement Exhibit F Form of Side Letter Schedule 1-A Products Schedule 1-B Scheduled Patents Schedule 1-C Other Selling Entities and Other Purchasing Entities Schedule 1.2-A Transferred Assets Schedule 1.2-A(4) Transferred Contracts Schedule 1.2-A(6) Trademarks and Domain Names Schedule 1.2-B Other Transferred Assets Schedule 1.3 Excluded Assets Schedule 1.4 Assumed Liabilities Schedule 1.5 Excluded Liabilities Schedule 5.5 Purchaser Capitalization Schedule 6.6(a) Offered Employees List Schedule 6.9(f) Purchase Price Allocation Methodology Schedule 11.4 Certain Assumed Employee Liabilities Schedule 11.7 Business Service Providers Schedule 11.36 Patent Litigation Matters Schedule 11.37 Permitted Encumbrances

THIS EQUITY AND ASSET PURCHASE AGREEMENT (this “Agreement”) is made as of December 15, 2024 (the “Agreement Date”), by and among Arctic Wolf Networks, Inc., a Delaware corporation (“Purchaser”), Arctic Wolf Networks International, Inc., a Delaware corporation (“Subsidiary Purchaser”), BlackBerry Limited, a corporation incorporated under the Business Corporations Act (Ontario) (“Seller”) and BlackBerry UK Limited, a private limited company organized under the laws of England and Wales (“Transferred Subsidiary Parent”). Purchaser and Seller are referred to herein each as a “party” and collectively, the “parties.” RECITALS WHEREAS, Seller indirectly owns all of the issued and outstanding Securities (the “Transferred Subsidiary Equity Interests”) of Cylance Ireland Limited, a private company limited by shares incorporated in Ireland under the Companies Act 2014 with company registration number 591313 (the “Transferred Subsidiary”) through the Transferred Subsidiary Parent; WHEREAS, Seller is, directly or through one or more Affiliates (including the Transferred Subsidiary), engaged in developing, improving, maintaining, supporting and commercializing the Products (collectively, the “Business”); and WHEREAS, subject to the terms and conditions hereof, Purchaser, Subsidiary Purchaser and each of the Subsidiaries of Purchaser set forth on Schedule 1-C (each Subsidiary of Purchaser set forth on Schedule 1-C and the Subsidiary Purchaser, an “Other Purchasing Entity,” and collectively, the “Other Purchasing Entities,” and Purchaser together with all Other Purchasing Entities, each, a “Purchasing Entity,” and collectively, the “Purchasing Entities”) desire to purchase the Transferred Subsidiary Equity Interests and the Transferred Assets and assume the Assumed Liabilities from Seller, the Transferred Subsidiary Parent and each of the Subsidiaries of Seller set forth on Schedule 1-C (each Subsidiary of Purchaser set forth on Schedule 1-C and the Transferred Subsidiary Parent, an “Other Selling Entity,” and collectively, the “Other Selling Entities,” and Seller together with Transferred Subsidiary Parent and all Other Selling Entities, each, a “Selling Entity,” and collectively, the “Selling Entities”), and the Selling Entities desire to sell, assign, transfer and convey all of the Transferred Subsidiary Equity Interests, Transferred Assets and Assumed Liabilities to the Purchasing Entities, for the consideration specified in this Agreement. NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows: AGREEMENT 1. Purchase and Sale of Transferred Subsidiary Equity Interests and Transferred Assets. 1.1 Purchase and Sale of Transferred Subsidiary Equity Interests. (a) On the terms and subject to the conditions and other provisions set forth in this Agreement, at the Closing, the Transferred Subsidiary Parent shall sell, assign, transfer, convey and deliver to Subsidiary Purchaser, free and clear of all liens, encumbrances, claims, charges, options, security interests, pledges, rights of first refusal or other restrictions of any kind whatsoever (“Encumbrances”), and Subsidiary Purchaser shall purchase from Transferred Subsidiary Parent, for the amount set forth on the Allocation in cash, the Transferred Subsidiary Equity Interests. For the avoidance of doubt, notwithstanding Section 1.2 and Section 1.4 (but provided that the following statement about indirect transfer of liabilities shall not mean that such liabilities are Assumed Liabilities), all assets and liabilities of

2 the Transferred Subsidiary will be indirectly transferred to the Subsidiary Purchaser through such purchase of the Transferred Subsidiary Equity Interests. (b) Subject to the last sentence of Section 1.1(a), Seller shall cause the [Redacted: Vendor contracts subject to third party confidentiality obligations.] Contract and the [Redacted: Vendor contracts subject to third party confidentiality obligations.] Consulting Agreement SOW to be transferred and assigned to the Transferred Subsidiary prior to the Closing. 1.2 Transferred Assets. On the terms and subject to the conditions and other provisions set forth in this Agreement, at the Closing, Seller shall cause each Selling Entity to, and each such Selling Entity shall, sell, assign, transfer, convey and deliver to the Purchasing Entity listed opposite such Selling Entity on Schedule 1-C, and Purchaser shall cause each such Purchasing Entity to, and each such Purchasing Entity shall, purchase, acquire and accept from such Selling Entity, free and clear of all Encumbrances, except for Permitted Encumbrances, all right, title and interest in and to all of the assets of every kind or nature whatsoever (tangible, intangible or mixed) and wherever located owned by such Selling Entity that are (a) exclusively used or held for use in the operation of the Business as presently conducted, including the assets listed on Schedule 1.2-A, or (b) listed on Schedule 1.2-B (collectively, the “Transferred Assets”). For the avoidance of doubt, Transferred Assets shall not include any assets of the Transferred Subsidiary. Electronic transfer of Transferred Assets that are acquired by Purchaser and that are intellectual property will be situated in California, as the delivery, acceptance and ownership transfer will occur within California. 1.3 Excluded Assets. Notwithstanding anything to the contrary contained in this Agreement, all other assets of the Selling Entities, including those assets set forth on Schedule 1.3, are excluded from the purchase and sale of assets hereunder (the “Excluded Assets”). Seller and the Transferred Subsidiary shall cause any Transferred Subsidiary Excluded Asset held or owned by the Transferred Subsidiary to be transferred to Seller or one of its Affiliates (other than the Transferred Subsidiary) prior to the Closing. 1.4 Assumed Liabilities. On the terms and subject to the conditions and other provisions of this Agreement, at the Closing, Seller shall cause each Selling Entity to, and each such Selling Entity shall, assign to the Purchasing Entity listed opposite such Selling Entity on Schedule 1-C, and Purchaser shall cause each such Purchasing Entity to, and each such Purchasing Entity shall, assume only the Liabilities of Seller and its Subsidiaries set forth on Schedule 1.4 (collectively, the “Assumed Liabilities”). For the avoidance of doubt, Assumed Liabilities shall not include any Liabilities of the Transferred Subsidiary. 1.5 Excluded Liabilities. Except for the Assumed Liabilities, Purchaser and its Affiliates (including, as of the Closing, the Transferred Subsidiary) are not assuming (and nothing in this Agreement shall be construed as causing or requiring Purchaser or any of its Affiliates to assume), and will not be liable for any debts, Liabilities or payables of any kind or nature whatsoever of Seller or its Affiliates (including the Transferred Subsidiary), whether absolute or contingent, liquidated or unliquidated, secured or unsecured, and whether or not accrued, matured, known or unknown, or related to or arising from the Transferred Assets, Excluded Assets or otherwise, and whether arising prior to, on or after, the Closing Date, regardless of when asserted, including the Liabilities set forth on Schedule 1.5 (all of such debts, Liabilities or payables referred to in this Section 1.5, the “Excluded Liabilities”), Seller and its Affiliates (other than the Transferred Subsidiary) shall remain fully and solely liable with respect to, and agree to perform in accordance with their terms, all of the Excluded Liabilities. Seller and the Transferred Subsidiary shall cause any Transferred Subsidiary Excluded Liabilities owed or payable by the Transferred Subsidiary to be transferred to Seller or one of its Affiliates (other than the Transferred Subsidiary) prior to the Closing.

3 1.6 Excluded Contracts. For purposes of this Agreement, “Excluded Contracts” means all Contracts other than the Transferred Contracts set out on Schedule 1.2-A(4). No Excluded Contract shall be transferred or assigned to any Purchasing Entity or to the Transferred Subsidiary after the Closing pursuant to this Agreement. Seller shall cause any Transferred Subsidiary Excluded Contract to be (a) novated, (b) terminated (without any liability to Purchaser) or (c) subject to Purchaser’s prior written consent, otherwise transferred to Seller or one of its Affiliates (other than the Transferred Subsidiary) prior to the Closing. 2. Purchase Price. 2.1 Consideration. The Purchasing Entities shall pay or cause to be paid or issue or cause to be issued the following consideration at the following times, as consideration, together with the assumption of the Assumed Liabilities, for the Transferred Assets and the Transferred Subsidiary. (a) At the Closing, each Purchasing Entity shall pay or cause to be paid to the Selling Entity listed opposite such Purchasing Entity on Schedule 1-C, to an account designated by Seller in writing at least five (5) Business Days prior to the Closing, such Selling Entity’s share (as set forth on Schedule 1-C) of an amount of cash equal to one hundred million dollars ($100,000,000) (the “Upfront Cash Consideration”), plus (i) the Transferred Subsidiary Cash (the “Upwards Purchase Price Adjustment”), minus (ii) any Indebtedness of the Transferred Subsidiary as of immediately prior to the Closing (the “Transferred Subsidiary Indebtedness”), minus (iii) any Transaction Expenses of the Transferred Subsidiary to the extent unpaid as of immediately prior to the Closing (the “Closing Transaction Expenses”), minus (iv) the Transferred Subsidiary Excluded Liabilities to the extent outstanding as of immediately prior to the Closing after giving effect to any transfers in accordance with Section 1.5, minus (v) the Business Prepaid Deferred Revenue, minus (vi) the Receivables Factor (the sum of clauses (ii) through (vi), the “Downwards Purchase Price Adjustment”) (the “Closing Cash Payment”). For Tax purposes, Purchaser intends to treat the share of the Closing Cash Payment and any share of the Delayed Cash Payment paid or caused to be paid by (A) Arctic Wolf Networks Canada, Inc. as (1) first, transferred from Purchaser to Arctic Wolf Networks Canada, Inc. and (2) second, transferred from Arctic Wolf Networks Canada, Inc. to the Selling Entity listed opposite Arctic Wolf Networks Canada, Inc. on Schedule 1-C, (B) Arctic Wolf Networks India Private Ltd as (1) first, transferred from Purchaser to Arctic Wolf Networks International, Inc., (2) second, transferred from Arctic Wolf Networks International, Inc. to Arctic Wolf Networks India Private Ltd and (3) third, transferred from Arctic Wolf Networks India Private Ltd to the Selling Entity listed opposite Arctic Wolf Networks India Private Ltd on Schedule 1-C and (C) Arctic Wolf Networks UK Ltd as (1) first, transferred from Purchaser to Arctic Wolf Networks International, Inc., (2) second, transferred from Arctic Wolf Networks International, Inc. to Arctic Wolf Networks UK Ltd and (3) third, transferred from Arctic Wolf Networks UK Ltd to the Selling Entities listed opposite Arctic Wolf Networks UK Ltd on Schedule 1-C. The parties agree to file all Tax Returns and other filings in accordance with the foregoing treatment, and none of the parties shall take any Tax position that is inconsistent with the foregoing treatment, unless required to do so by applicable Law. (b) Subject to clause (d) below, as promptly as possible after the Closing, and in any event within three (3) Business Days after the Closing Date, Purchaser shall issue or cause to be issued to Cylance Inc. 5,518,763 shares of Purchaser Common Stock (the “Stock Consideration”) valued at [Redacted: Private company valuation of Deemed Issue Price redacted to avoid investor confusion. Fair value will be in Seller’s financial statements.] per share, and the issuance date of the Stock Consideration reflected in Purchaser’s transfer records shall be the Closing Date, which Stock Consideration shall be treated as paid in respect of the assets listed on Schedule 1-C acquired by Purchaser in exchange for such Stock Consideration.

4 (c) Subject to clause (d) and Section 2.4 below, within five (5) Business Days after the Expiration Date, each Purchasing Entity shall pay or cause to be paid to the Selling Entity listed opposite such Purchasing Entity on Schedule 1-C, to an account designated by Seller in writing at least five (5) Business Days prior to the Expiration Date, such Selling Entity’s share (as set forth on Schedule 1- C) of an amount equal to sixty million dollars ($60,000,0000) in cash (the “Delayed Cash Amount”), which amount shall not bear any interest, minus (i) the Determined Seller Losses (to the extent not satisfied via the cancellation of Stock Consideration in accordance with Section 8.4(g)), minus (ii) the aggregate Retained Delayed Cash Amount, minus (iii) the Assumed Employee Liabilities (the difference between the Delayed Cash Amount and the sum of clauses (i) through (iii), the “Delayed Cash Payment”). (d) In the event that the absolute value of the amount by which the Downwards Purchase Price Adjustment exceeds the Upwards Purchase Price Adjustment, if any, is greater than the Upfront Cash Consideration, the amount by which the absolute value of the amount by which the Downwards Purchase Price Adjustment exceeds the Upwards Purchase Price Adjustment is greater than the Upfront Cash Consideration shall first reduce the Delayed Cash Amount, and then, only if the Delayed Cash Amount is reduced to zero, reduce the Stock Consideration, with each share valued [Redacted: Private company valuation of Deemed Issue Price redacted to avoid investor confusion. Fair value will be in Seller’s financial statements.] per share. (e) For the avoidance of doubt, the parties acknowledge and agree that the Transferred Assets include all Specified Accounts Receivable. At the Closing, each Purchasing Entity hereby agrees to sell, assign, transfer, convey and deliver to the Selling Entity listed opposite such Purchasing Entity on Schedule 1-C, and each such Selling Entity hereby agrees to purchase, acquire and accept from such Purchasing Entity, all such Purchasing Entity’s right, title and interest in such Specified Accounts Receivable, for an amount equal to $8,000,000 (the “Receivables Factor”). For the avoidance of doubt, the parties acknowledge and agree that all receivables referenced the definition of “Business Prepaid Deferred Revenue” are Excluded Assets and none of such receivables shall be included in the Specified Accounts Receivable. 2.2 Adjustments to Purchase Price. (a) At least three (3) Business Days prior to the Closing Date, Seller shall deliver to Purchaser a statement (the “Estimated Closing Statement”) setting forth (i) Seller’s good faith calculation of the Closing Cash Payment and (ii) the components thereof, including Seller’s good faith estimates of (A) the cash and cash equivalents of the Transferred Subsidiary as of immediately prior to the Closing (the “Transferred Subsidiary Cash”), (B) any Transferred Subsidiary Indebtedness, (C) any Closing Transaction Expenses, (D) the Transferred Subsidiary Excluded Liabilities, (E) without duplication as between the following clauses (1) and (2), (1) any deferred revenue of the Business (other than in respect of any Specified Excluded Contract) for which cash has been collected prior to Closing or with respect to which an invoice has been issued as of the Closing and which respect to which services or Products will be provided after the Expiration Date and (2) any deferred revenue associated with invoices issued or accounts receivable outstanding, in each case on or prior to the Closing, or cash collected by the Business prior to the Closing solely to the extent such invoices, accounts receivable or cash collected (a) relate to Contracts (other than any Specified Excluded Contract) which include a commencement date, on or after the Closing, for the services of the Business to be performed thereunder, including, for the avoidance of doubt, any renewal of an existing Contract relating to the Business (other than any Specified Excluded Contract) and (b) if such Contract is not exclusively related to the Business, relates solely to the provision of services by the Business (collectively, the “Business Prepaid Deferred Revenue”) and (F) the Assumed Employee Liabilities, each as calculated in accordance with GAAP subject to the definitions set forth in this Agreement.

5 (b) Seller shall (i) provide to Purchaser, together with the Estimated Closing Statement, such supporting documentation, information and calculations, including, for the avoidance of doubt, all books, records and work papers as are reasonably necessary for Purchaser to verify the calculations and amounts set forth in the Estimated Closing Statement (collectively, the “Work Papers”) and (ii) consider in good faith any feedback to the Estimated Closing Statement provided by Purchaser prior to the Closing; provided that in case of any disagreement between the parties, in no case shall such disagreement delay the Closing and the estimates and calculations of Seller set forth in the Estimated Closing Statement shall control. The failure of Purchaser to provide any comments to Seller in connection with Purchaser’s review of the Estimated Closing Statement shall in no way diminish Purchaser’s rights under Article 8 hereof. (c) (i) Within forty-five (45) days after the Closing Date, Seller shall prepare and deliver to Purchaser (A) an updated statement that shall set forth Seller’s good faith calculation of (1) the Final Closing Cash Payment and (2) the components thereof including (a) the Transferred Subsidiary Cash, (b) any Transferred Subsidiary Indebtedness, (c) any Closing Transaction Expenses, (d) the Transferred Subsidiary Excluded Liabilities, (e) the Business Prepaid Deferred Revenue and (f) the Assumed Employee Liabilities, each as calculated in accordance with GAAP, or (B) written confirmation that there are no changes to the Estimated Closing Statement ((A) or (B), as applicable, the “Definitive Closing Statement”. The provisions of Section 2.2(b)(i) with respect to the Estimated Closing Statement shall apply to the Definitive Closing Statement, mutatis mutandis. (ii) Purchaser will have forty-five (45) days after it receives the Definitive Closing Statement and the Work Papers (the “Review Period”) to notify Seller in writing whether it agrees with the Definitive Closing Statement. If Purchaser notifies Seller that it agrees with, or if Purchaser does not send a Dispute Notice (defined below) with respect to, the Definitive Closing Statement within the Review Period, then the Definitive Closing Statement will be deemed agreed and will be conclusive, final and binding on the parties. If Purchaser notifies Seller in writing within the Review Period that it does not agree with the Definitive Closing Statement, which notice must include the amount of and basis for the disagreement and supporting documentation (the “Dispute Notice”), then Seller and Purchaser shall negotiate in good faith to resolve the disagreement, and any matters in the Dispute Notice that are resolved in writing by Seller and Purchaser will be conclusive, final and binding on the parties. Any portion of the Definitive Closing Statement that is not disputed in the Dispute Notice will be deemed agreed and will be conclusive, final and binding on the parties (collectively, the “Resolved Adjustment Matters”). (iii) If Seller and Purchaser do not resolve all of the matters in the Dispute Notice within thirty (30) days after Seller receives the Dispute Notice (or such longer period as they agree) then they shall submit the remaining unresolved matters (the “Open Matters”) to PricewaterhouseCoopers (the “Independent Accountant”) for resolution. If Open Matters are submitted to the Independent Accountant, (A) Seller and Purchaser shall provide to the Independent Accountant such documents and information relating to the Open Matters as the Independent Accountant reasonably requests and will have the opportunity to present the Open Matters to the Independent Accountant (and copies of any materials provided by any party to the Independent Accountant shall be delivered concurrently to the other party); (B) the Independent Accountant shall consider only the Open Matters, shall base its determination solely on the materials submitted by Seller and Purchaser and this Section 2.2(c) and related definitions (and not on an independent review) and may not assign a value to any item greater than the greatest value or less than the smallest value claimed by the parties in the Definitive Closing Statement or the Dispute Notice;

6 (C) Seller and Purchaser shall instruct the Independent Accountant to provide a written determination of the Open Matters within sixty (60) days of their submission, and such determination will be conclusive, final and binding on the parties (except in the case of manifest error or fraud); (D) Seller and Purchaser shall each pay fifty percent (50%) of the fees and costs of the Independent Accountant; and (E) the Independent Accountant shall act as an expert, not as an arbitrator, in determining the Open Matters. (iv) The “Final Closing Statement” shall be (A) in the event that no Dispute Notice is delivered by Purchaser to Seller prior to the expiration of the Review Period, the Definitive Closing Statement delivered by Seller to Purchaser pursuant to this Section 2.2(c), (B) in the event that a Dispute Notice is delivered by Purchaser to Seller prior to the expiration of the Review Period and Purchaser and Seller are able to agree on all matters set forth in such Dispute Notice, the Definitive Closing Statement delivered by Seller to Purchaser pursuant to Section 2.2(c)(i) as adjusted pursuant to the written agreement executed and delivered by Purchaser and Seller with respect to Resolved Adjustment Matters or (C) in the event that a Dispute Notice is delivered by Purchaser to Seller prior to the expiration of the Review Period and Purchaser and Seller are unable to agree on all matters set forth in such Dispute Notice, the Definitive Closing Statement delivered by Purchaser to Seller pursuant to Section 2.2(c)(i) as adjusted by, as applicable: (1) any written agreement executed and delivered by Purchaser and Seller with respect to Resolved Adjustment Matters, or (2) the Independent Accountant and the final determination of the Independent Accountant of the Open Matters in accordance with this Section 2.2(c). The date on which the Final Closing Statement is finally determined in accordance with this Section 2.2(c)(iv) is hereinafter referred to as the “Determination Date.” The Final Closing Statement and all amounts set forth therein shall be final and binding upon the parties hereto. (v) If the Closing Cash Payment set forth in the Final Closing Statement is less than the Closing Cash Payment set forth in the Estimated Closing Statement (such difference, the “Post-Closing Deficit Amount”), the Delayed Cash Amount shall be reduced by the amount of the Post-Closing Deficit Amount. If the Closing Cash Payment set forth in the Final Closing Statement is more than the Closing Cash Payment set forth in the Estimated Closing Statement (such difference, the “Post-Closing Excess Amount”), the Delayed Cash Amount shall be increased by the amount of the Post-Closing Excess Amount; provided that in no event shall the aggregate amount of the Upwards Purchase Price Adjustment that is attributed to the Transferred Subsidiary Cash, whether in connection with the Estimated Closing Statement or the Final Closing Statement, exceed $700,000. Any amount paid pursuant to this Section 2.2(c) will be treated as an adjustment to the purchase price for Tax reporting purposes. (d) For the purposes of this Agreement: (i) “Indebtedness” means, with respect to any Person, collectively, without duplication, each of the following Liabilities or obligations of such Person: (A) all liabilities for borrowed money, including any interest accrued thereon, any change of control premium, and any fees, charges or penalties payable in connection with the pre-payment or repayment of such indebtedness; (B) all obligations for the deferred purchase price of assets, securities, property or services (including any potential future earn-out, milestone, purchase price adjustment, releases of “holdbacks” or similar payments) or deferred rent; (C) all obligations evidenced by notes (convertible or otherwise), bonds, debentures or other similar debt securities or instruments or arising under indentures, and all Liabilities in respect of mandatorily redeemable or purchasable share capital or securities convertible into share capital; (D) all obligations arising out of any financial hedging, swap, derivative or similar arrangements; (E) all obligations in connection with any letter of credit, banker’s acceptance, guarantee, surety, performance or appeal bond or

7 similar credit transaction; (F) all Liabilities associated with capital leases, synthetic leases and sale leasebacks; provided, further, that for the avoidance of doubt, no Transferred Lease Agreement shall be characterized as a capital lease, synthetic lease or sale leaseback that would be considered Indebtedness under this clause (F); (G) any unpaid severance or change in control payments accelerated or required to be made by Purchaser in connection with the Transactions which are not separately accounted for as Transaction Expenses; (H) any Taxes described in clause (c) of the definition of Indemnified Taxes, or, to the extent payable by any Purchasing Entity, clause (b) of the definition of Indemnified Taxes, that are unpaid as of immediately prior to the Closing (other than Transfer Taxes allocated to Purchaser pursuant to Section 2.3); (I) all guarantees of any of the foregoing for the benefit of another Person, including by means of pledging any assets or the granting of lien; (J) the aggregate amount of all prepayment premiums, penalties, breakage costs, “make whole amounts,” costs, expenses and other payment obligations that would arise (whether or not then due and payable) if all such items under clauses (A) through (I) were prepaid, extinguished, unwound and settled in full as of such specified date; (K) any intercompany payable from the Transferred Subsidiary, on the one hand, to Seller or any of its Affiliates (other than the Transferred Subsidiary), on the other hand; in each case provided that in no event will Indebtedness include any Excluded Liabilities, Transaction Expenses or any Assumed Employee Liabilities; and (L) any payables of the Business that are more than fifteen (15) days past due. For purposes of determining any deferred purchase price obligations as of a specified date, such obligations shall be deemed to be the maximum amount of deferred purchase price owing as of such specified date (whether or not then due and payable) or potentially owing at a future date. (ii) “Transaction Expenses” means, collectively, without duplication, each of the following Liabilities of any Person: (A) all out-of-pocket costs and expenses incurred or subject to reimbursement by such Person in connection with this Agreement or the Transactions (including any fees and expenses of legal counsel, financial advisors, current and previous investment bankers, finders, accountants, consultants and other representatives of the Transferred Subsidiary); (B) any fees or expenses of the Transferred Subsidiary associated with obtaining any Consents of any Persons in connection with the Transactions; (C) any fees or expenses associated with obtaining the release and termination of any Encumbrances; (D) all Non- Continuing Employee Expenses; and (E) the Transaction Payroll Taxes; in each case provided that in no event will Transaction Expenses include Excluded Liabilities, Indebtedness or Assumed Employee Liabilities. 2.3 Payment of Transfer Taxes and Fees. (a) All transfer, documentary, sales, use, stamp, value added, excise, goods and services and registration Taxes, and all conveyance fees, recording charges and other similar fees and charges (including any penalties and interest related thereto but only to the extent they are caused by an action or decision of a Purchasing Entity) incurred in connection with the Transactions (“Transfer Taxes”) shall be borne and paid one hundred percent (100%) by Purchaser (including, for the avoidance of doubt, any Irish Stamp Duty arising on the transfer of the Transferred Subsidiary Equity Interests and Tax described in Section 2.3(b)), and the Purchase Price shall be paid without reduction or withholding for such amounts. The Purchasing Entities shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Law, Seller will, and will cause the Selling Entities to, join in the execution of any such Tax Returns and other documentation. (b) For greater clarity, all amounts payable under this Agreement are exclusive of applicable GST/HST. The Purchaser (or the Purchasing Entities) shall be solely liable and responsible for the payment of applicable GST/HST either directly to the Selling Entities (but only upon receipt of a valid tax invoice issued by the Seller or Selling Entities) or to the appropriate Tax Authority as

8 required under applicable Law. If a Selling Entity is required under applicable Law to collect from the Purchaser (or a Purchasing Entity) GST/HST in respect of any amount payable by the Purchaser (or a Purchasing Entity) to a Selling Entity under this Agreement, such Selling Entity shall issue a valid tax invoice to the Purchaser (or the Purchasing Entity, as applicable) and collect and remit such GST/HST to the appropriate Tax Authority in accordance with applicable Law. The tax invoice issued by the applicable Selling Entity shall contain the information required under applicable Law to enable the Purchaser (or the Purchasing Entity, as applicable) to recover such GST/HST. 2.4 Delayed Cash Amount Payment. (a) Subject to the terms and conditions of this Agreement, the Delayed Cash Amount shall be withheld from amounts payable to the Selling Entities at the Closing and shall remain with the Purchasing Entities and be available as security to compensate the Purchasing Entities (on behalf of themselves or any other Indemnified Parties) for Losses pursuant to the indemnification obligations of Seller set forth in Article 8. (b) On or before 5:00 p.m. (New York time) on the Business Day immediately preceding the fifth (5th) Business Day after the Expiration Date, Purchaser shall notify Seller in writing of the amount that Purchaser reasonably determines to be necessary to satisfy all claims for indemnification, compensation or reimbursement that have been asserted in any Notice of Indemnification Claim that was delivered to Seller on or prior to the Expiration Date, but not resolved, at or prior to such time (each such claim, a “Continuing Claim,” and each such amount, a “Retained Delayed Cash Amount”). Promptly following such date, but in any case no later than the fifth (5th) Business Day after the Expiration Date, the Purchasing Entities shall pay the Delayed Cash Payment in accordance with Section 2.1(c) (such date, the “Delayed Cash Payment Date”); provided that if such calculation results in a negative number, no portion of the Delayed Cash Payment shall be released at such time. Any Retained Delayed Cash Amount held following the Delayed Cash Payment Date with respect to Continuing Claims that is not payable by the Indemnified Parties upon the resolution of such claims shall be (promptly after the final resolution thereof) disbursed to the appliable Selling Entity within five (5) Business Days following final resolution of such claims in accordance with the terms of this Agreement. 2.5 Withholding. Each Purchasing Entity, the Transferred Subsidiary and any other applicable withholding agent shall be entitled to deduct and withhold from any payments due pursuant to or contemplated by this Agreement such amounts as it determines are required to be deducted or withheld from such payment(s) under any applicable non-U.S. or any U.S. federal, state or local Law. Purchaser shall provide reasonable prior written notice to Seller of any such deduction or withholding that is required pursuant to applicable Law with respect to any payment made to a Selling Entity pursuant to Section 2.1 in respect of the Transferred Assets or Transferred Subsidiary, and shall provide Seller with a reasonable opportunity to provide any certificates or other documentation as may reduce or eliminate any such withholding. Purchaser and Seller shall cooperate (and shall cause their respective Affiliates to cooperate) in good faith with respect to eliminating or reducing any such deduction or withholding. In the event that any such amounts are so deducted or withheld, the amount deducted or withheld shall be treated as paid to the Person to whom such amounts would otherwise have been paid for all purposes of this Agreement. 3. Closing. Subject to the satisfaction or waiver of all conditions to the Closing set forth in this Agreement, the consummation of the purchase and sale of the Transferred Subsidiary Equity Interests, Transferred Assets and Assumed Liabilities (the “Closing”) shall take place via the electronic exchange of signatures and executed documents on the date that is (a) the later of (i) three (3) Business Days after all conditions set forth in Article 7 are fulfilled or waived (except for those conditions that, by their nature, are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing),

9 and (ii) February 3, 2025, or (b) on such other date and at such other place or time as Purchaser and Seller may agree upon in writing (the date on which the Closing occurs is referred to herein as the “Closing Date”). 4. Representations and Warranties of Seller. Seller represents and warrants to Purchaser that the statements contained in this Article 4 are true and correct as of the Agreement Date, and will be, as of the Closing Date, true and correct, in each case, except as disclosed in the document of even date herewith and delivered by Seller to Purchaser on the Agreement Date referring to the representations and warranties in this Agreement (the “Disclosure Schedule”). 4.1 Organization and Qualification. (a) Each Selling Entity is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization. Except where failure to have such power or authority would not be material to the Business, the Selling Entities together have the full power and authority to conduct the Business to the extent now conducted and each Selling Entity has full power and authority to own, use and lease its assets and properties. The Selling Entities are duly qualified to do business and are in good standing in each jurisdiction in which the transaction of the Business makes such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Business Material Adverse Effect. (b) The Transferred Subsidiary is a private company limited by shares duly incorporated and validly existing under the Laws of the jurisdiction of its formation. The Transferred Subsidiary has full power and authority to conduct its business to the extent now conducted, and to own, use and lease its assets and properties, except where failure to have such power or authority would not be material to the Business. The Transferred Subsidiary is duly qualified to do business and is in good standing (where such concept exists in such jurisdiction) in each jurisdiction in which the transaction of the Business makes such qualification necessary, except where failure to so qualify would not, individually or in the aggregate, be material to the Business. Seller has provided to Purchaser correct and complete copies of the constitutional and organizational documents (including, as applicable, certificate of incorporation, constitution, governing bylaws, operating agreement or similar documents) (each, an “Organizational Document”) of the Transferred Subsidiary, each as amended as of the Agreement Date. 4.2 Authority and Binding Obligation. Each Selling Entity and the Transferred Subsidiary has all requisite corporate power and authority to enter into each Transaction Agreement to which it is a party or will be a party as of the Closing Date and to consummate the Transactions. The execution and delivery of each Transaction Agreement and the consummation of the Transactions have been duly authorized by all necessary action on the part of each Selling Entity and the Transferred Subsidiary, including approval of the board of directors, board of managers or managing member (or equivalent governing body) and equityholders of such Selling Entity or the Transferred Subsidiary, as applicable and to the extent required by such entity’s Organizational Documents or applicable Law, and no other corporate approvals are required. This Agreement has been duly executed and delivered by Seller and the Transferred Subsidiary, and each other Transaction Agreement has been duly executed, or will be as of the Closing Date duly executed, by each Selling Entity and the Transferred Subsidiary that is or will be a party thereto, and in each case assuming the due authorization, execution and delivery thereof by the parties (other than the applicable Selling Entities and Transferred Subsidiary) thereto, constitutes the legal, valid and binding obligations of each Selling Entity or the Transferred Subsidiary, as applicable, enforceable against such Selling Entity or the Transferred Subsidiary, as applicable, in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

10 4.3 Capitalization of Transferred Subsidiary. (a) Section 4.3(a) of the Disclosure Schedule accurately and completely sets forth, for the Transferred Subsidiary, (i) each class and series of Securities of the Transferred Subsidiary, (ii) the aggregate number of shares, units or other interests of each such class and series of Securities that are authorized for issuance, (iii) the aggregate number of shares, units or other interests of each such class and series of Securities that are outstanding and (iv) a list of the names of each record and beneficial owner of such Securities and the number, class, and series of Securities owned by such owner. All such Securities set forth on Section 4.3(a) of the Disclosure Schedule have been duly authorized and validly issued and are fully paid up and nonassessable, and are not subject to, issued or held in violation of any purchase option, call option, trust arrangement, right of first refusal, preemptive right, subscription right or any similar right. The Securities set forth on Section 4.3(a) of the Disclosure Schedule collectively constitute all of the outstanding Securities of the Transferred Subsidiary. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Securities in the Transferred Subsidiary or obligating Seller or any of its Affiliates to issue or sell any Securities in the Transferred Subsidiary. No Securities are held in treasury by the Transferred Subsidiary. The Transferred Subsidiary does not own, directly or indirectly, beneficially or of record, any Securities of any Person. (b) All of the Transferred Subsidiary Equity Interests are legally and beneficially owned directly by Transferred Subsidiary Parent. Transferred Subsidiary Parent has good and valid title to the Transferred Subsidiary Equity Interests, free and clear of all Encumbrances or other restrictions of any kind whatsoever, other than restrictions on transfer under applicable federal and state securities Laws. Transferred Subsidiary Parent has the sole power and authority to transfer the Transferred Subsidiary Equity Interests as provided in this Agreement. The applicable Purchasing Entities will have, upon giving effect to the Closing, good and valid title to the Transferred Subsidiary Equity Interests, free and clear of all Encumbrances or other restrictions of any kind whatsoever, other than restrictions on transfer under applicable federal and state securities Laws. Seller and its Subsidiaries are not party to any voting trust or other voting agreement with respect to any of the Transferred Subsidiary Equity Interests or to any Contract or Liability relating to the issuance, sale (or restriction thereof), redemption, transfer (or restriction thereof) or other disposition of the Transferred Subsidiary Equity Interests. 4.4 No Conflicts. The execution and delivery of each Transaction Agreement by the Transferred Subsidiary and each Selling Entity party thereto, as applicable, does not or when executed will not, and the consummation of the Transactions will not, conflict with, or result in any violation of, or default under, or give rise to a right of payment, termination, cancellation or acceleration of any material obligation or loss of any material benefit, or result in the imposition of any Encumbrance (other than Permitted Encumbrances) on any Transferred Assets, the Transferred Subsidiary or the Business, under (a) any of the Organizational Documents of any Selling Entity or the Transferred Subsidiary or (b) except as set forth on Section 4.4(b) of the Disclosure Schedule, any Material Contract, or Permit or Law applicable to any Transferred Asset or the Transferred Subsidiary’s properties or assets, except as would not be material to the Business. 4.5 Governmental Approvals and Consents. No Selling Entity or the Transferred Subsidiary is required to file, seek, obtain or deliver any material notice, authorization, approval, order, permit, consent, registration or declaration of, with or to any Governmental Entity in connection with the execution, delivery and performance by the Selling Entities or the Transferred Subsidiary of this Agreement or the other Transaction Agreements to which they are or will be a party, or the consummation of the Transactions, except for compliance as may be required under Antitrust Law. 4.6 Financial Information. Seller has provided true, accurate and complete copies of (a) the stand-alone carve-out balance sheet of the Business as of February 29, 2024 and the related income

11 statement of the Business for the fiscal year ended as of February 29, 2024 (the “Annual Carve-out Financials”), (b) the stand-alone carve-out balance sheet of the Business as of September 30, 2024 (the “Balance Sheet Date”) and the income statement of the Business for the six (6)-month period ended as of August 31, 2024 (the “Interim Carve-out Financials”) and (c) the stand-alone carve-out balance sheet of the Transferred Subsidiary as of the Balance Sheet Date and the related statement of profit and loss of the Transferred Subsidiary for the seven (7)-month period ended as of the Balance Sheet Date (collectively with the Annual Carve-out Financials and the Interim Carve-out Financials, the “Financial Statements”). The Financial Statements were derived from and prepared in good faith based on the books and records (the “Books and Records”) of Seller and its Subsidiaries with respect to the Business applied on a consistent application of accounting principles throughout the periods indicated. The Books and Records for the periods ending before February 29, 2024, from which the Financial Statements were derived fairly present in all material respects the financial position and results of operations of Seller, and to Seller’s knowledge, there are no material modifications that should be made to the Books and Records for the periods ending after February 29, 2024. 4.7 No Undisclosed Liabilities. The Transferred Subsidiary does not have any material Liabilities of any nature (whether absolute, accrued, contingent or otherwise) except for those (a) specifically accrued against, reflected or reserved against in the Financial Statements, (b) incurred since the Balance Sheet Date in the Ordinary Course (none of which is a Liability or obligation for breach of Contract, tort, misappropriation or infringement or a claim or lawsuit), (c) listed in Section 4.7 of the Disclosure Schedule, (d) incurred in connection with the Transactions and (e) that are otherwise included in the calculation of the Closing Cash Payment, and, notwithstanding anything to the contrary in the foregoing, the Transferred Subsidiary, as of the Closing, will not have any Excluded Liabilities. Neither Seller nor the Transferred Subsidiary has any “off-balance sheet arrangements” (as such term is defined in Item 303(a)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended) related to the Business. 4.8 Absence of Changes. (a) Since the Balance Sheet Date, the Selling Entities and the Transferred Subsidiary have conducted the Business in the Ordinary Course and have at all times used all commercially reasonable efforts to (i) preserve intact the Business, (ii) preserve its relationships with customers, suppliers and others having dealings with it related to the Business and (iii) maintain the Transferred Assets in their current condition in all material respects, except, with respect to any fixed or tangible assets that are Transferred Assets, for ordinary wear and tear. (b) Since the Balance Sheet Date, except as disclosed in Section 4.8(a) of the Disclosure Schedule, there has not been any Business Material Adverse Effect, and the Selling Entities and the Transferred Subsidiary have not taken any action that, if taken on or after the Agreement Date without the consent of Purchaser, would result in a violation of Section 6.1. 4.9 Contracts and Commitments. (a) Section 4.9(a) of the Disclosure Schedule sets forth a list of all Contracts (i) with customers primarily relating to the Business to which any Selling Entity is a party, (ii) with vendors primarily relating to the Business to which any Selling Entity is a party and (iii) to which the Transferred Subsidiary is a party or by which its assets or properties are bound (in each case including the name of each such Contract, the name of each party to each such Contract and the date of each such Contract) as of December 11, 2024.

12 (b) Section 4.9(b) of the Disclosure Schedule sets forth a list of the following Transferred Contracts and Contracts to which the Transferred Subsidiary is a party or by which its assets or properties are bound (organized by subsection and including the name of each such Contract, the name of each party to each such Contract and the date of each such Contract) as of December 11, 2024: (i) requiring the Transferred Subsidiary to indemnify any person; (ii) granting any exclusive rights to any party with respect to any Transferred Assets or receiving any exclusive rights from any party with respect to the Business; (iii) with any Key Customer; (iv) with any Key Supplier; (v) with any director, manager, officer or affiliate of Seller or the Transferred Subsidiary; (vi) that contains a “most-favored nations” terms of pricing, royalties, license fees or similar clauses with respect to any Transferred Asset or Product or that in any way purports to restrict the Business or to limit the freedom of the Transferred Subsidiary or the Selling Entities (or their respective successors or assigns) to engage in any line of business or to compete with the counterparty to any Contract that is a Transferred Asset in any jurisdiction; (vii) that grant the Transferred Subsidiary or the Selling Entities “most favored nations” status in terms of pricing, royalties or license fees; (viii) providing for the employment of, or the performance of services by, any current Business Service Provider (A) with annual base compensation in excess of $250,000 and (B) that may not be terminated at-will without payment of severance, termination payment or advance notice (or, with respect to Business Service Providers in a jurisdiction that does not recognize at-will employment, upon no more than the minimum severance, termination payment and/or notice required by applicable Law); (ix) (A) pursuant to which Seller or the Transferred Subsidiary is or may become obligated to make any severance, termination, change of control, retention or similar payment to any current or former Business Service Provider or other Person in connection with, or as a result of, the Transactions; or (B) pursuant to which Seller or the Transferred Subsidiary is or may become obligated to make any bonus, commission or similar payment (other than payments constituting base salary) to any current or former Business Service Provider or other Person; (x) (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any Securities of the Transferred Subsidiary, (B) providing any person or entity with any preemptive right, right of participation, right of maintenance or any similar right with respect to any Securities of the Transferred Subsidiary or (C) providing the Transferred Subsidiary or Seller or any of its other Affiliates with any right of first refusal with respect to, or right to repurchase or redeem, any Securities of the Transferred Subsidiary; (xi) containing any grant of any assignment, license, covenant not to sue, consent, coexistence right, release or immunity, in each case with respect to, (A) Business Owned IP Rights, granted by the Transferred Subsidiary to a third party or (B) any Intellectual Property Rights, granted by a third party to the Transferred Subsidiary under a Contract with the

13 Transferred Subsidiary (other than (1) non-exclusive licenses entered into in the Ordinary Course, (2) employee invention assignments or non-disclosure agreements or (3) licenses or agreements for the use of generally commercially available products, services or Technology for a total, enterprise- wide fee of no more than ($500,000 in any year of the Contract)); (xii) creating a partnership, joint venture, research, development, teaming or other similar arrangement in connection with the operation of the Business; (xiii) under which the Transferred Subsidiary or any Selling Entity is a lessor of or permits any third party to hold or operate any personal property owned or controlled by the Transferred Subsidiary or a Selling Entity, that cannot be terminated on sixty (60) days’ notice or less without payment of any material penalty by the Transferred Subsidiary or a Selling Entity, in each case with respect to the Business; (xiv) that are collective bargaining agreements or other similar Contracts with any labor union, works council or other labor organization (each a “Labor Agreement”); (xv) granting powers of attorney or similar authorizations by the Transferred Subsidiary or the Selling Entities to third parties; (xvi) with any Governmental Entity or that relate to the provision of products or services by any of the Selling Entities or the Transferred Subsidiary to any Governmental Entity, with a value in excess of $250,000 annually; (xvii) that is a reseller agreement covering the Products that is not on the standard form reseller agreement used in the Business; (xviii) with respect to (A) the acquisition of the Transferred Subsidiary by Seller and (B) relating to the acquisition of any Transferred Assets and any portion of the Business by Seller or any Subsidiary of Seller, including all purchase agreements, disclosure schedules and ancillary agreements in connection therewith; or (xix) agreements, contracts, plans, arrangements or other transactions between or among a Selling Entity, on the one hand, and any Affiliate or any officer, director or member of a Selling Entity, on the other hand (each, a “Related Party Agreement”). “Material Contract” means any Contract listed on any of Sections 4.9(b)(i) through 4.9(b)(xix) of the Disclosure Schedule. True, correct and complete copies of all Material Contracts, together with all amendments, exhibits, attachments, waivers or other changes thereto, have been made available to Purchaser. (c) With respect to each Material Contract: (i) such Material Contract is legal, valid, binding and enforceable and in full force and effect with respect to the Transferred Subsidiary or the Selling Entity party thereto and, to Seller’s knowledge, is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto, in either case subject to the effect of bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity; (ii) such Material Contract will be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with its terms as in effect prior to the Closing, subject to the effect of bankruptcy, insolvency, moratorium or other similar Laws affecting the enforcement of creditors’ rights

14 generally and except as the availability of equitable remedies may be limited by general principles of equity; and (iii) neither the Transferred Subsidiary or the Selling Entity party thereto nor, to Seller’s knowledge, any other party is in material breach or default, and no event has occurred that with notice or lapse of time would constitute a material breach or default by the Transferred Subsidiary or the Selling Entity party thereto or, to Seller’s knowledge, by any such other party, or permit termination, modification or acceleration, under such Material Contract. (d) To Seller’s knowledge, no party to a Material Contract has threatened in writing termination, material diminution of benefits to a Selling Entity, or non-renewal of, any Material Contract, nor has the Transferred Subsidiary or Selling Entity received any written notice or written warning of any alleged material nonperformance, material delay in delivery or other material noncompliance by the Transferred Subsidiary or Selling Entity. 4.10 Taxes. (a) All income and other material Tax Returns required to be filed by or with respect to (i) any Selling Entity (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary), (ii) the Transferred Subsidiary or (iii) the Business or the Transferred Assets, in each case, have been timely filed (taking into account properly obtained extensions) with the appropriate Tax Authority. All such Tax Returns are true, complete and correct in all material respects. All income and material amounts of other Taxes required to be paid by or with respect to (i) any Selling Entity (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary), (ii) the Transferred Subsidiary or (iii) the Business or the Transferred Assets, in each case (whether or not reflected on any Tax Return), have been timely paid to the appropriate Tax Authority. The Selling Entities (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) and the Transferred Subsidiary have made adequate reserves for the payment of all accrued but unpaid Taxes set forth on the face of the most recent Financial Statements, which shall be the Financial Statements issued for the Balance Sheet Date. (b) The Transferred Subsidiary has duly and properly submitted, within applicable time limited, election and disclaimers or any other form of notice which ought to have been made for Tax purposes. The Transferred Subsidiary has obtained, kept and given complete and correct records, invoices and other documents required by Law for Tax purposes. (c) No deficiencies for any material Tax have been threatened, claimed, proposed or assessed against any Selling Entity (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) or the Transferred Subsidiary, or, to Seller’s knowledge, any of their officers, employees or agents in their capacity as such. None of the Selling Entities (insofar as it relates to any of the Business, the Transferred Assets or the Transferred Subsidiary) nor the Transferred Subsidiary has received written notice from a Tax Authority in a jurisdiction in which any such Selling Entity or Transferred Subsidiary does not file Tax Returns that it is subject to Tax or required to file a Tax Return in such jurisdiction. The Transferred Subsidiary has no, and has never had any, direct or indirect interest in any trust, partnership, corporation, limited liability company or other “business entity” for U.S. federal income tax purposes. (d) There is no agreement, waiver or consent providing for an extension of time with respect to the assessment or collection of any Taxes or the filing of any Tax Returns of any Selling Entity (insofar as it relates to the Business, Transferred Assets or Transferred Subsidiary) or the Transferred Subsidiary. (e) There are no (i) powers of attorney granted by any Selling Entity (insofar as it relates to any of the Business, the Transferred Assets or the Transferred Subsidiary) or the Transferred

15 Subsidiary concerning any Tax matter that are still in effect, (ii) agreements entered into with any Tax Authority that would have a continuing effect on the Transferred Subsidiary, the Business or the Transferred Assets after the Closing or (iii) Encumbrances on the Transferred Subsidiary Equity Interests, any assets of the Transferred Subsidiary or the Transferred Assets relating to or attributable to Taxes (other than Encumbrances for Taxes not yet due and payable). (f) There is no examination, action, suit, proceeding, investigation, audit, claim demand, deficiency or other assessment against any Selling Entity (insofar as it relates to any of the Business, Transferred Assets or the Transferred Subsidiary) or the Transferred Subsidiary currently underway, proposed or pending (or, to Seller’s knowledge, any threat of any of the foregoing) by a Tax Authority with respect to any Tax. No waivers of statutes of limitations have been given with respect to any material Taxes with respect to any Selling Entity (insofar as it relates to any of the Business, the Transferred Assets or the Transferred Subsidiary) or the Transferred Subsidiary. None of the Selling Entities (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) nor the Transferred Subsidiary has submitted an application or request for, or received, any ruling from any Tax Authority that would have continued effect after the Closing Date. (g) None of the Selling Entities (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) nor the Transferred Subsidiary has any Liabilities under any agreements or arrangements pursuant to which such Person is liable for Taxes of another Person (other than agreements or arrangements entered into in the Ordinary Course, the primary purpose of which is not the avoidance of Tax). (h) The Transferred Subsidiary uses the accrual method of accounting for income Tax purposes. (i) All material amounts of Taxes required to be withheld or collected by any Selling Entity (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) or the Transferred Subsidiary have been withheld or collected and paid when due to the appropriate Tax Authority. Each Selling Entity (insofar as it relates to any of the Business, the Transferred Assets or the Transferred Subsidiary) and the Transferred Subsidiary have complied with all information reporting requirements with respect thereto, including the filing of all IRS Forms W-2 and IRS Forms 1099. (j) None of the Assumed Liabilities nor any other payments (whether in cash or property or the vesting of property) or benefits to be made in connection or association with the consummation of the Transactions is a contract, agreement, plan or arrangement, covering any “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) of Seller or the Transferred Subsidiary that, individually or collectively, could give rise to the payment of any “excess parachute payment” or any amount that would not be deductible pursuant to Section 280G or 4999 of the Code. (k) The Transferred Subsidiary has not been party to, and none of the Assumed Liabilities or Transferred Assets includes, any Tax allocation, Tax indemnification agreement or Tax sharing agreement or any current or potential contractual obligation to indemnify any other Person with respect to any Taxes, and neither Seller nor the Transferred Subsidiary has any obligation to make any gross-up payments to any service provider, or reimburse for, any taxes, interest or penalties, including, those incurred under Section 280G, 409A or 4999 of the Code. The Transferred Subsidiary is not liable for the Taxes of another Person as a transferee, successor or pursuant to any Law, and the Transferred Subsidiary does not have any liability for the Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any corresponding or similar provision of state, local, non-U.S. or other Law) or on an affiliated, combined, consolidated, unitary or other group basis.

16 (l) Each Selling Entity (insofar as it relates to any of the Business, the Transferred Assets or the Transferred Subsidiary) and the Transferred Subsidiary has collected all material sales, use, value added and similar Taxes required to be collected, and has complied in all material respects with applicable Law with respect to the withholding, reporting and payment thereof, including remitting on a timely basis to the appropriate Tax Authority all sales, use and value-added Taxes required to be paid, and furnishing and maintaining copies of properly completed exemption certificates. (m) None of the Transferred Subsidiary or the Selling Entities (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) have consummated, participated in, or is currently participating in any “reportable transaction” within the meaning of Treasury Regulations Section 1.6011-4 (or any similar provision of U.S. state or local Law). Neither Seller nor any of its Affiliates, including Cylance Inc., has any plan to liquidate Cylance Inc. (as defined for U.S. federal income tax purposes, including for purposes of Section 331 and Section 332 of the Code and including any deemed liquidation). (n) The Transferred Subsidiary is, and has always been, properly treated as a corporation for U.S. federal income Tax purposes. Seller indirectly owns, and has indirectly owned for the prior two (2) taxable years, all of the Transferred Subsidiary Equity Interests through the Transferred Subsidiary Parent. The Transferred Subsidiary is not, and has never been, (i) a “surrogate foreign corporation” as defined in Section 7874 of the Code, or (ii) subject to U.S. federal income Tax under any provision of the Code. The Transferred Subsidiary does not hold any assets that constitute “United States property” within the meaning of Section 956 of the Code, “United States real property interests” within the meaning of Section 897 of the Code or an “interest in a partnership” within the meaning of Section 1446(f) of the Code. None of the Transferred Assets constitute “United States real property interests” within the meaning of Section 897 of the Code or an “interest in a partnership” within the meaning of Section 1446(f) of the Code. The Transferred Subsidiary has not elected to be treated as a domestic corporation under Section 897(i) of the Code. The Transferred Subsidiary is not subject to Tax in a country other than its country of organization by virtue of having a permanent establishment or other fixed place of business (as defined pursuant to an applicable Tax treaty) or otherwise as a result of any operations, employees, branch or office. The Transferred Subsidiary is resident in its country of incorporation for Tax purposes and has not been at any time resident in any jurisdiction other than (or in addition to) its jurisdiction of incorporation for Tax purposes. (o) The Selling Entities (insofar as it relates to any of the Business, the Transferred Assets or the Transferred Subsidiary) and the Transferred Subsidiary have complied, in all material respects, with all applicable Laws relating to transfer pricing. None of the Selling Entities (insofar as it relates to any of the Business, Transferred Assets or Transferred Subsidiary) nor the Transferred Subsidiary has transferred intangible property the transfer of which would be subject to the rules of Section 367(d) of the Code. The Transferred Subsidiary is not subject to any gain recognition agreement under Section 367 of the Code. (p) Seller has provided Purchaser with (i) true, correct and complete copies of all income and other material Tax Returns of the Transferred Subsidiary, and (ii) all examination reports and statements of deficiencies, adjustments and proposed deficiencies and adjustments in respect of Taxes of the Transferred Subsidiary or with respect to any of the Business, Transferred Assets or the Transferred Subsidiary. (q) The Transferred Subsidiary has not made a mandatory disclosure to a Governmental Entity in respect of a transaction or a proposed transaction which enables any person to obtain a Tax advantage and no circumstances exist which mean that a Governmental Entity should have made such a disclosure but failed to do so. The Transferred Subsidiary has not been involved in any

17 transaction or series of transactions that gave rise to a reduction, avoidance, deferral or refund of Tax here the transaction or series of transactions was not undertaken or arranged primarily for purposes other than such reduction, deferral or refund. (r) All documents to which the Transferred Subsidiary is a party and under which the Transferred Subsidiary has any rights or in respect of which the Transferred Subsidiary is an accountable person or which form part of the Transferred Subsidiary’s title to any asset owned by it have been duly stamped with the correct amount of stamp duty, paid within the applicable time limits. The Transferred Subsidiary has not been a party to any transaction involving a claim to or filing with a Tax Authority for an exemption from stamp duty. (s) The Transferred Subsidiary has not claimed a Tax deduction for interest as a charge in Ireland. (t) All expenditure which the Transferred Subsidiary has incurred under any subsisting commitment on research and development (including expenditure on buildings or structures used for research and development) which has qualified for a research and development tax credit is disclosed in the most recent corporation tax computations filed with a Tax Authority. (u) The Transferred Subsidiary has not been involved in any transaction or series of transactions that, upon a review of all relevant facts and circumstances, would be reasonably likely to be viewed by a Tax Authority as a tax avoidance transaction that could be the subject of a general anti-avoidance rule including a transaction that falls within section 811 TCA or 811C TCA. (v) The Transferred Subsidiary will not hold any assets on the Closing Date which were acquired by the Transferred Subsidiary in the ten (10) years before the Closing Date as part of a transaction to which the provisions of Section 617 TCA applied. (w) The Transferred Subsidiary Equity Interests do not derive their value or the greater part of their value directly or indirectly from land in Ireland, minerals or mining rights in Ireland, or exploration or exploitation rights in Ireland (“Specified Assets”), and none of the Transferred Subsidiary Equity Interests were acquired by the Transferred Subsidiary Parent, or any prior holder, in exchange for shares, debenture or other securities, the greater part of the value of which was derived from Specified Assets. (x) The Transferred Subsidiary is not and has never been part of a value-added Tax (“VAT”) group for Irish VAT purposes. The Transferred Subsidiary is registered for VAT in Ireland and is not registered for VAT in any jurisdiction other than Ireland. The Transferred Subsidiary is not a capital goods owner for Irish VAT purposes. The Transferred Subsidiary has complied in all material respects with applicable VAT Law. Notwithstanding anything in this Agreement to the contrary, the representations and warranties made in this Section 4.10, together with the representations and warranties made in Section 4.18 and Section 4.19 (to the extent such representations and warranties relate to Tax), are the sole and exclusive representations and warranties made regarding Taxes. No representation or warranty contained in this Section 4.10 or otherwise in this Agreement shall be construed as providing a representation or warranty with respect to the existence, amount, expiration date or limitation on (or availability of) any net operating losses, Tax credits or similar Tax attributes in any taxable period (or portion thereof) of the Transferred Subsidiary beginning after the Closing Date.

18 4.11 Privacy and Information Security. (a) For purposes of this Agreement: (i) “IT System(s)” means, in connection with the conduct of the Business, any electronic data processing, information, recordkeeping, communications, telecommunications, account management, inventory management and other computer or information technology systems, software, hardware, websites, applications, networks, servers and all other information technology assets relating to the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of data and information, or used in the Business at any time, including any such systems hosted or operated by a third party for or on behalf of a Selling Entity or the Transferred Subsidiary. (ii) “Personal Information” means all information (in any form, including paper, electronic and other forms) that (A) relates to an identified or reasonably identifiable individual, or that is reasonably capable of being used to identify, contact, or precisely locate a natural person, household, or a particular computing system or device or (B) is considered “personally identifiable information,” “personal information,” “personal data,” or other similar expressions under applicable Privacy Requirements and that is Processed by or on behalf of a Selling Entity or the Transferred Subsidiary in connection with the conduct of the Business. (iii) “Privacy Laws” means all applicable Laws, directives or legally binding guidance issued by any Governmental Entity and any applicable legally binding self-regulatory guidelines concerning the privacy, security or Processing (defined below) of Personal Information, including data breach notification laws, consumer protection laws, laws concerning requirements for website and mobile applications, online behavioral advertising, tracking technologies, privacy policies and practices, Social Security number protection laws, data security laws and laws concerning email, telemarketing, text message or telephone communications. For the avoidance of doubt, to the extent applicable, “Privacy Laws” includes, but is not limited to the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Children’s Online Privacy Protection Act, the California Consumer Privacy Act of 2018 as amended by the California Privacy Rights Act of 2020, the Computer Fraud and Abuse Act, the Electronic Communications Privacy Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Gramm-Leach-Bliley Act, the General Data Protection Regulation (EU 2016/679), the UK General Data Protection Regulation, any European Union member state Law implementing the Directive 2002/58/EC on Privacy and Electronic Communications, and the national data protection and information privacy laws of the European Union or a Member State in the European Union or the United Kingdom, applicable legally binding industry standards for the Processing of Personal Information, and all other similar applicable international, federal, state, provincial and local laws. (iv) “Process” (and the corollary terms “Processing” and “Processed”) means to perform any operation or set of operations on Personal Information in connection with the conduct of the Business, whether manually or by automatic means, including blocking, erasing, destroying, collecting, compiling, sharing, disposing, combining, adopting, analyzing, enhancing, enriching, recording, sorting, organizing, structuring, accessing, storing, processing, adapting, retaining, retrieving, consulting, using, training, transferring, aligning, transmitting, disclosing, altering, distributing, disseminating or otherwise making available Personal Information, or any other operation that is otherwise considered “processing” or similar term under applicable Privacy Requirements.

19 (v) “Protected Information” means (A) Personal Information, (B) Confidential IP Information, (C) any other proprietary or regulated information or (D) any sensitive information governed by the requirements of any Contract. (b) Each Selling Entity and the Transferred Subsidiary’s notices, statements, representations and policies regarding the Processing of Personal Information (each, a “Privacy Policy”) are posted, provided, published or otherwise made available in material accordance with Privacy Laws. The Selling Entities’ and the Transferred Subsidiary’s Processing of Personal Information conform, and during the three (3) years preceding the Agreement Date have materially conformed, to the Privacy Policy(ies) applicable to such Personal Information. No disclosure made or contained in any Privacy Policy is, or has been, materially inaccurate, incomplete, misleading or deceptive in any way, or has violated Privacy Requirements (including by omission). Each Selling Entity and the Transferred Subsidiary have, during the three (3) years preceding the Agreement Date, maintained and monitored comprehensive written internal policies and procedures concerning the privacy, security or Processing of Personal Information that comply with Privacy Laws and Privacy Policies (collectively with the Privacy Policies, the “Company Privacy and Data Security Policies”). No Selling Entity or the Transferred Subsidiary’s commitments in any Contract relating to the conduct of the Business conflict in any material way with any Company Privacy and Data Security Policy, Privacy Laws or with such Selling Entity and Transferred Subsidiary’s Security Practices (as defined below). (c) Each Selling Entity and the Transferred Subsidiary comply and, during the three (3) years preceding the Agreement Date, have complied, and, to the knowledge of Seller, all Affiliates, vendors, processors or other third parties that Process Protected Information for or on behalf of such Selling Entity and Transferred Subsidiary comply and, during the three (3) years preceding the Agreement Date, have complied, in all material respects, with the following requirements, obligations or restrictions, to the extent each such requirement, obligation or restriction is applicable to the conduct of the Business: (i) Company Privacy and Data Security Policies; (ii) all Privacy Laws; (iii) all obligations or restrictions concerning the privacy, security or Processing of Personal Information under any Contract to which each Selling Entity or the Transferred Subsidiary is a party or otherwise bound as of the Agreement Date (including data processing agreements, information security schedules and data transfer agreements); (iv) the privacy or security-related requirements of any self-regulatory organizations, certifications or frameworks to which any Selling Entity and the Transferred Subsidiary belong or with which any Selling Entity and the Transferred Subsidiary have agreed to comply; and (v) the Payment Card Industry Data Security Standard with respect to any payment card data that any Selling Entity and the Transferred Subsidiary have collected or handled or that a third party has collected or handled on behalf of such Selling Entity or the Transferred Subsidiary ((i) through (v), collectively, the “Privacy Requirements”). Each Selling Entity and the Transferred Subsidiary have not transferred any Personal Information Processed in connection with the conduct of the Business across any national borders except in compliance with Privacy Requirements, including establishing, implementing and at all times complying with a valid legal basis for the cross-border and onward transfers of Personal Information where required by Privacy Requirements. (d) In connection with the conduct of the Business, each Selling Entity and the Transferred Subsidiary have, and, during the three (3) years preceding the Agreement Date have, and to the knowledge of Seller, all Affiliates, vendors, processors or other third parties that Process any Protected Information for or on the behalf of such Selling Entity and Transferred Subsidiary have, implemented and maintained reasonable and appropriate plans, procedures, controls and programs to: (i) identify and address internal and external risks to the privacy, integrity and security of any Protected Information, (ii) implement, monitor and improve administrative, technical, organizational and physical safeguards to protect Protected Information and the operation, integrity and security of its software, IT Systems, applications and websites involved in the Processing of such information, (iii) maintain reasonable notification procedures in compliance with Privacy Requirements in the case of any breach of

20 security, integrity or privacy compromising Protected Information and provide notification in compliance with Privacy Requirements in the case of any Security Incident (as such term is defined below), (iv) provide for the performance and documentation of risk assessments, (v) adhere to industry best practices pertaining to information security and secure programming techniques, and (vi) detect, prevent and mitigate Security Incidents and vulnerabilities (such plans, collectively, the “Security Practices”). All of the Selling Entities’ and the Transferred Subsidiary’s employees and contractors who have access to Protected Information in connection with the conduct of the Business or IT Systems have received reasonable and appropriate training with respect to compliance with applicable Privacy Requirements and Security Practices. (e) The execution, delivery and performance of this Agreement, the consummation of any of the Transactions, the disclosure or transfer of Protected Information to Purchaser in connection with the Transactions, and Purchaser’s Processing of Personal Information after the Closing Date in a manner consistent with the Processing of Personal Information by the Selling Entities and the Transferred Subsidiary will not (i) materially violate any Privacy Requirement or (ii) require the consent of or notice to any Person concerning their Personal Information. Each Selling Entity and the Transferred Subsidiary have all rights, authority, consents and authorizations necessary to Process Personal Information in its possession or under its control in connection with the conduct of the Business, including with respect to any Personal Information it obtained from a third party or other Persons. (f) In connection with the conduct of the Business, each Selling Entity and the Transferred Subsidiary have contractually obligated all Affiliates, vendors, processors or other third parties that Process Protected Information on behalf of such Selling Entity or the Transferred Subsidiary or that have access to IT Systems to (i) comply with Privacy Laws; (ii) Process Protected Information only in accordance with the instructions of, as applicable, such Selling Entity or the Transferred Subsidiary; (iii) take reasonable and appropriate steps to protect and secure Protected Information from Security Incidents; and (iv) restrict access to and use of Protected Information to those authorized or required under the servicing, outsourcing, processing or similar arrangement. To the knowledge of Seller, no third parties with access to Protected Information or IT Systems have failed to materially comply with any such obligations. (g) The Selling Entities and the Transferred Subsidiary do not, and do not permit any third parties with access to Personal Information in connection with the conduct of the Business, to, sell, lease or rent any Personal Information or to permit any third party to use such Personal Information for its own marketing or advertising purposes. (h) In connection with the conduct of the Business, during the three (3) years preceding the Agreement Date, (i) no Protected Information in the possession of any Selling Entity or the Transferred Subsidiary, or, to the knowledge of Seller, held or Processed by any Affiliate, vendor, processor or other third party for or on behalf of each Selling Entity and the Transferred Subsidiary, has been subject to, nor have there been, (ii) any actual or reasonably suspected unauthorized, unlawful, or accidental access, disclosure, use, loss, denial or loss of use, encryption, deletion, alteration, destruction, compromise or other Processing; or (iii) any actual or reasonably suspected intrusions into or breaches of the security of any IT Systems (each, a “Security Incident”). No Selling Entity or the Transferred Subsidiary has notified, and, to the knowledge of Seller, there have been no facts or circumstances that would require, pursuant to any Privacy Requirement, any Selling Entity or the Transferred Subsidiary to notify, any Governmental Entity, media organization, natural Person, customer or other third party of any Security Incident. (i) Each Selling Entity and the Transferred Subsidiary have, in connection with the conduct of the Business, implemented and maintained reasonable and appropriate written disaster recovery and business continuity plans, procedures and facilities, including with respect to all IT Systems, that satisfy applicable Privacy Requirements. During the three (3) years preceding the Agreement Date, no

21 Selling Entity or the Transferred Subsidiary has experienced any material disruption to, or material interruption in, the conduct of the Business attributable to a defect, error or other failure or deficiency of any IT System. The IT Systems are reasonably sufficient for the current conduct of the Business, including as to capacity, scalability and ability to process current peak volumes in a timely manner. The IT Systems are in good working condition to effectively perform all computing, information technology and data processing operations necessary for the conduct of the Business as currently conducted. (j) During the three (3) years preceding the Agreement Date, no Selling Entity or the Transferred Subsidiary has received any written (or to the knowledge of Seller, oral) notice, request, claim, complaint, correspondence or other communication from any Governmental Entity, private party, or other Person, and there has not been any audit or request to audit, investigation (formal or informal), Proceeding, enforcement action (including any fines or other sanctions), or other legal action relating to (i) any actual, potential or alleged, or suspected Security Incident or violation of any Privacy Law involving the Processing of Personal Information, or (ii) the security, confidentiality, availability, or integrity of any IT Systems or of any Protected Information used, Processed or maintained by or for such Selling Entity or the Transferred Subsidiary or other third party for or on behalf of such Selling Entity or the Transferred Subsidiary in the conduct of the Business. No Selling Entity or the Transferred Subsidiary is subject to any actual, or to the knowledge of Seller threatened, Proceeding, enforcement action (including any fines or other sanctions) or other action with any Governmental Entity or other Person which restricts, impairs, encumbers, hinders or imposes requirements in connection with its Processing of any Personal Information. To the knowledge of Seller, there are no circumstances that would reasonably be expected to give rise to any of the foregoing. (k) No Product contains any “back door,” “time bomb,” “Trojan horse,” “worm,” “malware,” “spyware,” “adware,” “malicious code,” “drop dead device,” “virus” or other software routines or hardware components designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed or (ii) damaging or destroying any data or file without the user’s consent, but in each case, excluding any software routines or hardware components that are designed to implement features, functionality or capabilities that are part of a Product (collectively, “Viruses”). The Transferred Subsidiary and the Selling Entities use reasonable and appropriate efforts to prevent the introduction of Viruses into Technology, IT Systems and Products that are used in the Business. The Transferred Subsidiary and Selling Entities use reasonable and appropriate efforts to (A) detect, manage, mitigate and patch bugs, vulnerabilities, defects, Viruses and errors in IT Systems and (B) prevent the introduction of any of the foregoing into the IT Systems, including using reasonable and appropriate efforts to conduct firewall protections and regular virus scans and for taking and storing on-site and off-site back-up copies of Protected Information. To Seller’s knowledge, there are no vulnerabilities affecting IT Systems that have not been fully remediated or otherwise addressed. 4.12 Intellectual Property Rights. (a) For purposes of this Agreement: (i) “Business Owned IP Rights” means all Intellectual Property Rights , other than any Patents, that, as of the Closing Date, are (A) Copyrights embodied in and Trade Secrets that constitute the source code of (1) any Product (including documentation, user manuals and release notes), or (2) any component listed in Schedule 1.2-B, (B) the trademarks and domain names listed in Schedule 1.2-A(6) or (C) otherwise exclusively used in the conduct of the Business as presently conducted, to the extent such Intellectual Property Rights in clauses (A)

22 through (C) are owned by or purported to be owned by any Selling Entity or the Transferred Subsidiary as of the Closing Date. (ii) “Business Registered Intellectual Property Rights” means all Registered Intellectual Property Rights that, as of the Closing Date, constitute Business Owned IP Rights. (iii) “Intellectual Property Rights” means any and all industrial and intellectual property rights and all rights associated therewith, whether registered or unregistered and including all common law rights, throughout the world, including all copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto throughout the world (collectively, “Copyrights”); all rights with respect to trademarks and service marks, trademark and service marks registrations, trademark and service mark applications, trade names, logos, trade dress, together with all translations, adaptations, derivations and combinations thereof, and any and all goodwill associated with and symbolized by the foregoing items (collectively, “Trademarks”); all Internet domain name registrations, Internet, intranet and World Wide Web URLs or addresses (collectively, “domain names”); all patents, and applications therefor, and all reissues, divisions, renewals, extensions, provisionals, non-provisionals, continuations and continuations in part (collectively, “Patents”); all rights with respect to know-how, confidential, proprietary and non-public information, however documented and whether or not documented, concepts, ideas, knowledge, rights in research and development, financial, marketing and business data, pricing and cost information, plans (including business and marketing plans), algorithms, formulae, inventions, processes, techniques, technical data, designs, drawings (including engineering and auto-cad drawings), specifications, databases, blueprints, and customer and supplier lists and information, in each case that has or derives economic value, actual or potential, as a result of being a secret and not known to the public, whether patentable or not and whether or not reduced to practice (collectively, “Trade Secrets”), Moral Rights, right of publicity, right of privacy, authors’ rights, contract and licensing rights; all rights in social media names and tags; and all other intellectual property rights as may exist now or hereafter come into existence and all renewals and extensions thereof, regardless of whether such rights arise under the Laws of the United States or any other state, country or jurisdiction throughout the world. (iv) “Moral Rights” means moral rights in any works of authorship, including the right to the integrity of the work, the right to be associated with the work as its author by name or under pseudonym and the right to remain anonymous, whether existing under judicial or statutory law of any country or jurisdiction worldwide, regardless of whether such right is called or generally referred to as a “moral right.” (v) “Open Source Software” means any Software that is distributed under a license that requires, as a condition to distribution of such Software, that some or all Software derived from or used or distributed with such Software or portions thereof: (A) be made subject to the same open source license or another open source license, (B) be made available in a form other than binary (i.e., made available or distributed in source code form), (C) be licensed under terms that permit a licensee thereof to prepare derivative works of the Software or (D) be made available without payment of a license fee. (vi) “Product” means any product listed on Schedule 1-A, and all prior versions thereof which are currently supported or currently offered by the Transferred Subsidiary or a Selling Entity.

23 (vii) “Registered Intellectual Property Rights” means the following Intellectual Property Rights that are the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Registration Office: (A) patents and patent applications (including provisions applications); (B) registered trademarks, applications to register trademarks, intent-to-use applications or other registrations or applications related to trademarks; (C) registered Internet domain names; (D) registered copyrights and applications for copyright registration; and (E) any other Intellectual Property Right that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Entity. (viii) “Registration Office” means, collectively, the United States Patent and Trademark Office, United States Copyright Office, all equivalent foreign patent, trademark, copyright offices in any country or jurisdiction or any other Governmental Entity that performs the functions of a patent, trademark or copyright office in any country or jurisdiction. (ix) “Scheduled Patent” means any patent listed on Schedule 1-B. (x) “Technology” means (A) all (1) works of authorship (including software, firmware, games and middleware, in source code and executable code form, architecture, databases, plugins, libraries, APIs, interfaces, algorithms and documentation (collectively, “Software”)); (2) inventions (whether or not patentable), designs, discoveries and improvements; (3) proprietary, confidential or technical data and information, Trade Secrets and know-how; (4) databases, data compilations and collections, and customer and technical data; (5) methods and processes; and (6) devices, prototypes, designs, specifications and schematics; and (B) all tangible items constituting, disclosing or embodying any Intellectual Property Rights, including all versions thereof and all Technology from which such items were or are derived. (b) Section 4.12(b) of the Disclosure Schedule sets forth a true, accurate and complete list of all Business Registered Intellectual Property Rights. For each item of Business Registered Intellectual Property Rights, Section 4.12(b) of the Disclosure Schedule sets forth the applicable applicant, registrant or owner, title, jurisdiction, filing date, issuance or grant date, application or registration number and any other Person that has an ownership interest in such item of Business Registered Intellectual Property Rights and the nature of such ownership interest. With respect to each item of Business Registered Intellectual Property Rights, (i) all necessary registration, maintenance and renewal fees due on or prior to the Closing Date have been paid timely, (ii) there is no opposition, cancellation, inter partes reviews, derivative proceeding, post-grant review, interference, invalidity, unenforceability or other action or proceeding before any Registration Office or other Governmental Entity and (iii) all foreign filing fees have been properly and timely applied for and obtained from the relevant Registration Office or other Governmental Entity in accordance with applicable law. Each item of Business Registered Intellectual Property Rights that has been issued, registered or granted is to Seller’s knowledge, valid and enforceable. (c) The Selling Entities and the Transferred Subsidiary have taken reasonable measures and precautions necessary to protect and maintain the confidentiality of all material Trade Secrets included in the Business Owned IP Rights (“Confidential IP Information”). None of the Selling Entities nor the Transferred Subsidiary has disclosed any Confidential IP Information to any Person who is not subject to confidentiality obligations. None of the Selling Entities nor the Transferred Subsidiary has received any written notice from any Person that there has been an unauthorized use or disclosure of any Confidential IP Information. (d) The Selling Entities and the Transferred Subsidiary collectively are the sole owner of all right, title and interest in and to and has good, valid and marketable title to all Business

24 Owned IP Rights and all Technology constituting a Transferred Asset, free and clear of all Encumbrances, except for any non-exclusive, to Seller’s knowledge, term-limited licenses to use or access Products that may have been granted in the Ordinary Course. None of the Selling Entities nor the Transferred Subsidiary has transferred full or partial ownership of, or granted any exclusive license with respect to, any Intellectual Property Rights that are Business Owned IP Rights to any Person, and none of the Selling Entities nor the Transferred Subsidiary has permitted their respective rights in any Business Owned IP Rights to enter into the public domain. The Products are the sole products and services of the Business that are currently (i) subject to any support obligation or (ii) being marketed or distributed by a Selling Entity or the Transferred Subsidiary. (e) The Scheduled Patents are all the Patents owned and controlled by Cylance Inc. as of the Closing Date. The Selling Entities and the Transferred Subsidiary collectively own the Scheduled Patents and/or has all necessary rights to grant the applicable licenses it expressly grants in the Patent License Agreement. (f) Except as set forth in Section 4.12(g) of the Disclosure Schedule, the Transferred Subsidiary has no obligation under a Contract to pay any royalties, license fees or other amounts or provide or pay any other consideration to any Person by reason of reproducing, making, using, selling, offering for sale, distributing or importing any Product or any Business Owned IP Right. The Closing will not result in any increase or other change to any such royalties, license fees or other amounts or consideration, or any amendment to or termination right with respect to any Contract applicable to the foregoing. (g) No customer has requested in writing that Seller or Transferred Subsidiary defend or indemnify the customer from a third-party claim, suit or action that a Product infringes, violates or misappropriate a third party’s Intellectual Property Rights. (h) There are no Contracts pursuant to which the Selling Entities or the Transferred Subsidiary granted or is obligated to grant any Person any ownership rights under the Business Owned IP Rights. (i) None of the Business Owned IP Rights is jointly owned with any other Person. (j) The current and prior conduct of the Business, including the marketing and distribution of Products by a Selling Entity or any of its controlled Affiliates, does not violate, infringe, misappropriate, or make or unlawful use of, Intellectual Property Rights of any Person. No Person has asserted or threatened a claim in writing alleging that the conduct of the Business as previously or currently conducted violates, infringes, misappropriates or makes unlawful use of any third party’s Intellectual Property Rights, nor delivered an unsolicited offer to license such third party’s Intellectual Property Rights in connection with the Business. (k) None of the Selling Entities nor the Transferred Subsidiary is subject to any proceeding or outstanding decree, order or judgment restricting the conduct of the Business or marketing or distribution of any Product by a Selling Entity or any of its controlled Affiliates or use of the Business Owned IP Rights. (l) To Seller’s knowledge, in the three (3) years preceding the Agreement Date, no Business Owned IP Rights have been infringed, misappropriated or violated by any Person. None of the Selling Entities nor the Transferred Subsidiary has asserted or threatened a claim in writing against any Person that such Person is infringing, misappropriating or violating any Business Owned IP Rights.

25 (m) The Selling Entities and the Transferred Subsidiary obtain the assignment of Intellectual Property Rights created or developed by current and former employees, consultants and independent contractors during their employment or engagement with the Selling Entities and the Transferred Subsidiary, to the Selling Entities or the Transferred Subsidiary (and, where applicable, the Contract with such employee, consultant or independent contractor includes a waiver of such Person’s Moral Rights). To Seller’s knowledge, no current or former employee, officer, director, stockholder, consultant or independent contractor to the Selling Entities or the Transferred Subsidiary has any right, claim or interest in or with respect to any Business Owned IP Rights. (n) (i) Neither the execution and delivery or effectiveness of this Agreement nor the performance of the Selling Entities’ or the Transferred Subsidiary’s obligations under this Agreement will cause the forfeiture or termination of, or give rise to a right of forfeiture or termination of, any Business Owned IP Rights and (ii) immediately after the Closing, all Business Owned IP Rights will be fully transferable, alienable or licensable by Purchaser without restriction and without payment of any kind to any third party. (o) No Contract with respect to Business Owned IP Rights grants any third- party exclusive or, to Seller’s knowledge, perpetual rights to or under any Business Owned IP Rights or grants any third party the right to sublicense any Business Owned IP Rights. (p) No (i) government funding or (ii) facilities of a university, college, other educational institution or research center were used in the development of the Business Owned IP Rights, and to Seller’s knowledge, no governmental entity or university has any rights in or to any Business Owned IP Rights, other than rights to use Products as a customer in the Ordinary Course. (q) The Transferred Subsidiary’s use of Open Source Software is as described in the materials relating to Open Source Software such as scans and reports that have been electronically posted in the virtual data room established by Seller. With respect to any Open Source Software that is or has been used by the Transferred Subsidiary, Seller, or any of its other Affiliates in any manner with respect to the Business or any Product, such Transferred Subsidiary, Seller or Affiliate (i) has been and is in material compliance with all applicable licenses with respect thereto, including attribution and copyright notice requirements and (ii) has not caused any source code in any Product to become subject to the license terms applicable to such component of Open Source Software. (r) No event has occurred which has resulted in the disclosure or delivery to any Person of the source code of any Software within the Business Owned IP Rights other than to developers providing services with respect to the Business and that are subject to confidentiality obligations, and no such source code has been deposited or is required to be deposited with an escrow agent. (s) There are no current epidemic failures, or to Seller’s knowledge, other defects, malfunctions or nonconformities in any Product that are materially and adversely affecting the performance of the Products. None of the Transferred Subsidiary, Seller, nor any of its other Affiliates has recalled any Products, and none of the Transferred Subsidiary, Seller, nor any of its other Affiliates has been, or is currently, required to recall any Products. 4.13 Real and Personal Property. The Transferred Subsidiary: (a) does not own and has never owned any real property and (b) is not party to any agreement or option to purchase any real property or interest therein, in each case in connection with the Business. Section 4.13 of the Disclosure Schedule sets forth a list of each lease or sublease for real property that is a Transferred Contract or held by the Transferred Subsidiary (each a “Transferred Lease Agreement” and such real property, a “Transferred Property”). Seller or its applicable Subsidiary party thereto has, subject to the terms and conditions of its

26 leases, a valid leasehold interest in each Transferred Property, free and clear of any and all Encumbrances, except for Permitted Encumbrances. With respect to the Transferred Property, no Selling Entity nor the Transferred Subsidiary has: (i) made any material alterations, additions or improvements to any Transferred Property that are required to be removed (or of which any landlord or sublandlord could require removal) at termination of the applicable lease term or (ii) entered into any written sublease, license, option, right, concession or other agreement or arrangement granting to any person the right to use or occupy such Transferred Property or any portion thereof or interest therein. No zoning or similar land use restrictions are presently in effect or currently proposed, or to Seller’s knowledge, anticipated by any Governmental Entity that would impair the operation of the Business or which would impair the use, occupancy and enjoyment of the Transferred Property. 4.14 Transactions with Interested Persons. To Seller’s knowledge, none of the officers, directors or managers of the Transferred Subsidiary nor the Selling Entities: (a) owns, directly or indirectly, any interest in, or serves as an officer or director of, any client, competitor or supplier of the Business or any organization that is party to a Transferred Contract; (b) owns any Transferred Asset; or (c) is a party to any Transferred Contract or has any interest in any Transferred Asset (including any Intellectual Property Rights). The consummation of the Transactions will not (either alone, or upon the occurrence of any act or event, or with the lapse of time, or both) result in any benefit or payment (severance or otherwise) arising or becoming due from the Transferred Subsidiary or any of their respective successors or assigns (including Purchaser) to any Person. 4.15 Insurance. Section 4.15 of the Disclosure Schedule sets forth a true, correct and accurate list (including, without limitation, the policy holder, the name of the carrier, the coverage limits and premium amounts) of each of the policies of insurance exclusively held by the Transferred Subsidiary (the “Transferred Insurance Policies”), each of which policies is in full force and effect. Seller has provided to Purchaser a true, correct and complete copy of each such insurance policy. All premiums due and payable under all such policies held by the Transferred Subsidiary have been paid, and Seller and its Subsidiaries, as applicable, are otherwise in compliance in all material respects with the terms of such policies. To Seller’s knowledge, none of the current insurers of the Transferred Insurance Policies has filed for protection under any applicable bankruptcy Laws or is otherwise in the process of liquidating. There are no claims against the Transferred Subsidiary pending under the Transferred Insurance Policies being handled under a reservation of rights letter. 4.16 Litigation. Except as would not reasonably be expected to be, individually or in the aggregate, material to the Business, there are no, and during the five (5) years preceding the Agreement Date there have been no, claims, disputes, suits, legal actions, settlement agreements, arbitration or other proceeding, suit, audit or investigation (each, a “Proceeding”) pending or, to Seller’s knowledge, threatened in writing against the Transferred Subsidiary, any Selling Entity or any of their respective Affiliates or any of their respective employees, officers or directors, in each case primarily related to the Business or any of the Transferred Assets or against any employees, officers or directors of the Transferred Subsidiary. No Selling Entity or the Transferred Subsidiary is subject to, or is in violation of or in default with respect to, any judgment, writ, injunction, settlement agreement, order or decree related to the Business or any of the Transferred Assets (“Order”). To Seller’s knowledge, no officer, director, manager or employee of any Selling Entity or the Transferred Subsidiary is subject to any outstanding court order that prohibits such individual from engaging in or continuing any conduct, activity or practice relating to the Business.

27 4.17 Compliance with Laws. (a) For purposes of this Agreement: (i) “Anticorruption Laws” means all U.S. and non-U.S. antibribery, anticorruption or similar Laws, including without limitation the U.S. Foreign Corrupt Practices Act (15 U.S.C. § 78 dd-1 et seq.), the Criminal Justice (Corruption Offences) Act 2018 of Ireland and the Prevention of Corruption Acts 1889 to 2010. (ii) “Export-Import Laws” means all applicable U.S. and non-U.S. Laws relating to export, reexport, transfer and import controls, including the Export Controls Act of 2018 (22 U.S.C. 2751 et seq.), the Export Administration Regulations, the International Traffic in Arms Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and EU Dual Use Regulation (Regulation (EU) 2021/821). (iii) “Export-Import Licenses” means licenses or authorizations obtained from any relevant Governmental Entity under all applicable Export-Import Laws. (iv) “Sanctioned Country” means any country or region that is the subject or target of a comprehensive embargo under Sanctions Laws (including Cuba, Iran, North Korea, Syria, and the Crimea, Donetsk, and Luhansk regions of Ukraine). (v) “Sanctioned Person” means any individual or entity that is the subject or target of sanctions or restrictions under Sanctions Laws or Export-Import Laws, including: (A) any individual or entity listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including the U.S. Department of the Treasury’s Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List and the Consolidated List of Persons, Groups, and Entities Subject to EU Financial Sanctions; (B) any entity that is, in the aggregate, 50% or greater owned, directly or indirectly, or otherwise owned or controlled by a person or persons described in clause (i); or (C) any national of, or person ordinarily resident in, a Sanctioned Country. (vi) “Sanctions Laws” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State), the United Nations Security Council, and the European Union. (b) The Selling Entities and the Transferred Subsidiary have for the past three (3) years conducted and are conducting the Business in material compliance with all Laws applicable to such Persons, their properties, the Transferred Assets and the Business. In the past three (3) years, no such Person has received written notice of any material violation of any Law applicable to such Person or its properties, with respect to the Transferred Assets or the Business. (c) The Selling Entities and the Transferred Subsidiary hold, in their legal name, all permits, licenses, certificates, certifications, authorizations, registrations, exemptions and approvals of all Governmental Entities which are necessary for the operation of the Business as currently conducted (the “Permits”), except where failure to have such Permits would not be material to the Business. No Selling Entity nor the Transferred Subsidiary has received any notice or communication from or on behalf of any Governmental Entity (i) alleging any violation of any Permit, or that such Person requires any Permit required for the Business that currently is not held by such Person, or (ii) regarding any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Permit.

28 (d) There are no Permits held by the Transferred Subsidiary. Section 4.17(d) of the Disclosure Schedule sets forth all Permits used in the operation of the Business and the Person holding each such Permit, other than any Permit that is not material to the Business as a whole. (e) No Governmental Entity is currently auditing or, to Seller’s knowledge, intends to audit any Selling Entity with respect to the Business. (f) To the extent related to the Business, none of the Selling Entities nor the Transferred Subsidiary, nor to Seller’s knowledge any of their directors, managers, officers, employees, agents or representatives has, for or on behalf of any Selling Entity, (i) violated any applicable Anticorruption Laws, (ii) used any funds for unlawful contributions, bribes, kickbacks, gifts, entertainment or other unlawful expenses relating to political activity, (iii) made any unlawful offer, payment, gift, or promise to pay or promise to give to any foreign or domestic government officials, domestic or foreign political parties or campaigns, any candidate for political office, or any employee or agent of any Governmental Entity or (iv) received from any Governmental Entity any written notice or made any voluntary or involuntary disclosure to any Governmental Entity, in either case, concerning any actual or potential violation or wrongdoing related to any applicable Anticorruption Laws. (g) To the extent related to the Business, none of the Selling Entities nor the Transferred Subsidiary, nor to Seller’s knowledge any of their directors, managers, officers, employees, agents or representatives has, for or on behalf of any Selling Entity, within the last three (3) years (i) been a Sanctioned Person, or been organized in, resident of or located in a Sanctioned Country, (ii) engaged in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Export-Import Laws, or engaged in any import, export, reexport, transfer or provision of any goods, software, technology, data or service without, or exceeding the scope of, any required or applicable Export-Import Licenses or otherwise in violation of applicable Sanctions Laws or Export-Import Laws or (iii) received from any Governmental Entity any written notice or made any voluntary or involuntary disclosure to a Governmental Entity, in either case, concerning any actual or potential violation or wrongdoing related to any applicable Sanctions Laws or Export-Import Laws. There are no pending or, to Seller’s knowledge, threatened claims against any Selling Entity or the Transferred Subsidiary with respect to Export-Import Licenses, and there are no actions, conditions or circumstances pertaining to the export transactions of any Selling Entity or the Transferred Subsidiary that could reasonably be expected to give rise to any future claims under applicable Law, in each case to the extent related to the Business. (h) The Transferred Subsidiary has complied with the provisions of the Irish Companies Act 2014 (as amended) in all material aspects, and all returns, particulars, resolutions and other documents required under any legislation to be delivered on behalf of the Transferred Subsidiary to the Registrar of Companies in Ireland or any other authority whatsoever have been duly delivered and were correct in all material respects. (i) At least one director of the Transferred Subsidiary is, and at all times since its incorporation has been, resident in the European Economic Area or, if not, has otherwise complied with Section 137, Section 138 and Section 139 of the Irish Companies Act 2014 (as amended) in all material respects. (j) No director of the Transferred Subsidiary is subject to a restriction order pursuant to Section 819 of the Irish Companies Act 2014 (as amended) or a disqualification order pursuant to Chapter 4 of Part 14 of the Irish Companies Act or any similar or equivalent restriction or disqualification order in any other jurisdiction.

29 4.18 Employees. (a) The census made available to Purchaser as Document 2.7.2 in Seller’s virtual data room hosted via Datasite (the “Census”) sets forth a complete and accurate in all material respects list of all Business Service Providers as of December 12, 2024 (the “Census Date”), and for each, as applicable,: (i) status as a director, manager, officer, employee, independent contractor or consultant; (ii) identification number; (iii) employing or contracting entity; (iv) name; (v) title or, for non-employees, a description of services provided; (vi) beginning service date; (vii) term of employment; (viii) location of employment or contract service; (ix) classification as exempt, part-time, fixed term, variable hours or non- exempt; (x) current base compensation (salary, hourly rate of pay or contract rate as applicable); (xi) target incentive compensation and commission rates and guaranteed bonuses; (xii) amount of any severance eligibility or other termination-related benefit estimated as of January 31, 2025, (xiii) notice requirements to terminate employment or engagement and (xiv) for each employee on long term absence, the type of leave taken and anticipated return date. Except as set forth in the Census, the employment or engagement of each Business Service Provider located in the United States is terminable at-will and without advance notice or payment of severance or other similar termination pay or benefit and no such Business Service Provider is subject to any Contracts that specify a particular employment or service term or limit such Selling Entity’s or Transferred Subsidiary’s right to terminate the employment or service relationship of such Business Service Provider. The employment of each Business Service Provider located in a jurisdiction that does not recognize at-will employment may be terminated upon no more than the minimum severance and/or advance noticed required by applicable Law. (b) Except as set forth in Section 4.18(b) of the Disclosure Schedule, during the past ninety (90) days, no Business Service Provider’s employment or engagement with any Selling Entity or Transferred Subsidiary has been terminated for any reason; and to Seller’s knowledge, none of the current Business Service Providers have a present intention to terminate his, her or their employment or engagement with any Selling Entity or Transferred Subsidiary, whether before, at or after the Closing. (c) Except as set forth in Section 4.18(c) of the Disclosure Schedule, during the three (3) years prior to the date of this Agreement, there has been no transfers (including transfers, under the Employee Transfer Legislation of Business Employees and, to Seller’s knowledge, (i) no such transfers or terminations (including collective redundancies or voluntary or involuntary reductions in force) are ongoing or proposed and (ii) no third party employees have any right to transfer to the Selling Entities or the Transferred Subsidiary under any agreement to which the Selling Entities or the Transferred Subsidiary are currently a party by reason of the Employee Transfer Legislation or as may otherwise be provided for in any relevant agreement. (d) Seller, all Selling Entities and the Transferred Subsidiary are in material compliance with all Laws respecting labor or employment with respect and applicable to the Business and all current and former Business Service Providers, including Laws relating to restrictive covenants, pay equity, background checks, equal opportunity, harassment, discrimination, retaliation, termination or discharge, hours of work and the payment of wages, payroll documents and wage statements, classification of workers as either employees or independent contractors, immigration, health and safety, affirmative action, workers’ compensation, disability, unemployment compensation, plant closings and layoffs, whistleblower protection, labor relations and collective bargaining. Seller, all Selling Entities and the Transferred Subsidiary are in compliance with the requirements of the Immigration Reform Control Act of 1986 and other applicable Laws pertaining to work immigration and work authorization with respect to all current and former Business Service Providers. (e) Except as would not result in liability for the Business or the Transferred Subsidiary, none of the Selling Entities or the Transferred Subsidiary is delinquent in any payments to any

30 current or former Business Service Provider for any wages, salaries, commissions, bonuses, fees or other direct compensation due with respect to any service performed for it or amounts required to be reimbursed to such Business Service Provider in the past three (3) years. (f) Except as would not result in liability for the Business or the Transferred Subsidiary, each Selling Entity and the Transferred Subsidiary currently classifies and for the three (3) years has properly classified (i) each current and former Business Service Provider as an employee or independent contractor in accordance with applicable Law and (ii) each current and former Business Service Provider who is an employee as exempt or non-exempt for the purposes of the Fair Labor Standards Act and state, local and foreign wage and hour Laws. (g) No work stoppage against any Selling Entity or the Transferred Subsidiary with respect to the Business or Business Service Providers is pending, or to Seller’s knowledge, threatened. To Seller’s knowledge, there are no activities or proceedings of any labor union to organize any Business Service Providers and there are no labor organizations representing, purporting to represent or, to Seller’s knowledge, seeking to represent any Business Service Providers. None of the Selling Entities or the Transferred Subsidiary has engaged in any unfair labor practices within the meaning of the National Labor Relations Act (or committed any analogous acts under any similar Law) with respect to the Business or Business Service Providers. (h) None of Seller, the Selling Entities or the Transferred Subsidiary is a party to, or bound by, any Labor Agreement with respect to the Business or the Business Service Providers. (i) There are no, and during the past three (3) years there have not been any Proceedings or other complaints, claims, demands, or labor disputes, including by or before any Governmental Entity, involving the Transferred Subsidiary or any current or former Business Service Provider with respect to labor or employment matters, including any Proceeding relating to unfair labor practices, discrimination, harassment, retaliation, misclassification of workers or equal pay, nor are there any such Proceedings or other actions pending or, to Seller’s knowledge, threatened. None of the Selling Entities or the Transferred Subsidiary are, or within the last three (3) years have been, subject to any Order in respect of any labor or employment matters with respect to the Business or any current or former Business Service Provider. (j) With respect to the Business, all Selling Entities and the Transferred Subsidiary are in compliance in all respects with the Worker Adjustment Retraining Notification Act of 1988, as amended, and any similar Law (together, the “WARN Act”) and, within the past three (3) years, have not taken any action triggering notice obligations under the WARN Act or information and consultation obligations under similar Laws. (k) To Seller’s knowledge, no current or former Business Service Provider is in violation of any term of any employment agreement, non-competition agreement or any restrictive covenant to a former employer or other Person relating to the right of any such Business Service Provider to be employed by or perform services to Seller or the Transferred Subsidiary. (l) Within the past three (3) years, no allegations of sexual harassment, harassment, retaliation, discrimination or other similar misconduct have been made against any current or former Business Service Provider. Within the past three (3) years, none of the Selling Entities or the Transferred Subsidiary has entered into any settlement agreement or conducted any investigation related to material allegations of sexual harassment, harassment, retaliation, discrimination, or other similar misconduct by, against, or regarding any current or former Business Service Provider.

31 4.19 Employee Benefit Matters. (a) Section 4.19(a) of the Disclosure Schedule contains an accurate and complete list of each Employee Plan (other than any Employee Plan or other arrangement that is an offer letter of employment or other services agreement with any Business Service Provider that is immediately terminable at-will without advance notice, severance or any other cost or liability greater than the statutory notice, statutory severance or other statutory cost or liability as required by applicable Laws (or, in the case of advisor or consulting arrangements, that can be terminated with thirty (30) days’ notice or less) and which does not contain a change in control or similar transaction provision); provided such exclusions do not apply to any Personal Retirement Savings Account (as defined in the Pensions Act 1990, as amended), and identifies each Employee Plan that is exclusively sponsored and maintained by the Transferred Subsidiary (each, a “Transferred Subsidiary Employee Plan”). Section 4.19(a) of the Disclosure Schedule also contains a list of all material contracts with trustees, professional employer organizations, insurance companies or others relating to any Transferred Subsidiary Employee Plans. With respect to each Transferred Subsidiary Employee Plan, Seller has made available to Purchaser complete and accurate copies of, as applicable, (i) each such Transferred Subsidiary Employee Plan trust documentation (or in the case of any Personal Retirement Savings Account, a sample contract), or, in the case of an unwritten Transferred Subsidiary Employee Plan, a written description thereof of material terms, (ii) each trust, insurance, annuity or other funding Contract related thereto, (iii) the most recent summary plan description and summaries of material modifications, (iv) the most recent financial statement and actuarial or other valuation report prepared with respect thereto, (v) a complete and accurate schedule setting out, in respect of each Business Service Provider, the rate of contributions payable by the provider and the Transferred Subsidiary, as employer and / or the level of insured benefit (including death and disability) payable, and the extent to which that benefit is funded by the Transferred Subsidiary, (vi) the most recent revenue approval letter or opinion letter issued by the Irish Revenue Commissioners with respect to any Transferred Subsidiary Employee Plan that is intended to be an approved scheme for the purposes of Part 30 Chapter 1 of the TCA 1997 (vii) the most recent annual report on Form 5500 (and all schedules thereto) required to be filed with the IRS with respect thereto. Section 4.19(a) of the Disclosure Schedule also contains a list of all Employee Plans that are International Plans and identifies the primary jurisdiction for each such Employee Plan. Seller has made available to Purchaser complete and accurate copies of the latest summary plan description for each Employee Plan. (b) Each Transferred Subsidiary Employee Plan has been established and maintained in all respects in accordance with its terms and in compliance with all applicable Laws, including ERISA, the Code and the Pensions Act 1990 (as amended). (c) With respect to the Business, none of any Selling Entity, the Transferred Subsidiary, any ERISA Affiliate or any predecessor thereof sponsors, maintains or contributes to, or has at any time in the past six (6) years (or in respect of (i), at any time) sponsored, maintained or contributed to: (i) any Transferred Subsidiary Employee Plan providing for defined benefit pension benefits as defined in the Pensions Act 1990 (as amended); (ii) any Employee Plan subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code; (iii) any multiemployer plan, as defined in Section 3(37) or Section 4001(a)(3) of ERISA; (iv) any multiple employer plan, within the meaning of Section 4063 or Section 4064 of ERISA or Section 413 of the Code; or

32 (v) a “multiple employer welfare arrangement,” as defined in Section 3(40) of ERISA. (d) Each Transferred Subsidiary Employee Plan that is intended to be qualified under Section 401(a) of the Code has timely received a favorable determination, opinion or advisor letter, as applicable, or is entitled to rely on such letter from the IRS, in either case, that has not been revoked and no event or circumstance exists that would reasonably be expected to adversely affect such qualification or exemption. The Transferred Subsidiary has not engaged in, or to Seller’s knowledge, permitted to occur, and no other party has engaged in or permitted to occur, any transaction prohibited by Section 406 of ERISA or any “prohibited transaction” under Code Section 4975 with respect to any Transferred Subsidiary Employee Plan, except for any transactions which are exempt under Section 408 of ERISA or Code Section 4975, that could result in any material Liability or excise Tax under ERISA or the Code being imposed on the Transferred Subsidiary. No fiduciary of any Transferred Subsidiary Employee Plan has engaged in any breach of fiduciary duty that could reasonably be expected to result in the imposition of Liability on the Transferred Subsidiary. (e) Each Transferred Subsidiary Employee Plan (other than a personal retirement savings account) which provides pension or retirement benefits is Irish Revenue Commissioners approved for the purposes of Part 30 Chapter 1 of the TCA, 1997, and, to Seller’s knowledge, there is no reason why the Irish Revenue Commissioners may seek to rescind such approval. (f) Except as would not, individually or in the aggregate, reasonably be expected to result in material Liabilities to the Business, with respect to any Employee Plan, (i) no actions, suits or claims (other than routine claims for benefits in the Ordinary Course) are pending or, to Seller’s knowledge, threatened in writing, against the Employee Plan, or any Transferred Subsidiary Employee Plan, the assets thereof, or fiduciaries or parties-in-interest (as defined under ERISA), (ii) no facts or circumstances exist that would reasonably be expected to give rise to any such actions, suits or claims and (iii) no administrative investigation, audit or other administrative proceeding by the Department of Labor, the IRS, the Financial Services and Pensions Ombudsman, or Pensions Authority or other Governmental Entity are pending or, to Seller’s knowledge, threatened in writing or in progress. All benefits, contributions, obligations and premiums relating to each Transferred Subsidiary Employee Plan have been timely paid in accordance with the terms of such Transferred Subsidiary Employee Plan and all applicable Laws and accounting principles. (g) The Transferred Subsidiary does not have any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits with respect to current or former Business Service Providers, except as required to comply with Section 4980B of the Code or any similar Law, or through the end of the month of termination of employment with respect to the Business. (h) Any insured benefits (including death or disability benefits) payable by or from any Transferred Subsidiary Employee Plan are fully insured and premia by way of insurance which are payable in respect of such benefits by Seller have been paid to the relevant insurance company by the due dates and, to Seller’s knowledge, there are no grounds on which the relevant insurance company can avoid liability. In respect of any disability benefit payable from any Transferred Subsidiary Employee Plan, there is no Business Service Provider or other eligible party currently in receipt of such benefits, or in a waiting period for such benefits to commence. (i) Except as set forth in Section 4.19(i) of the Disclosure Schedule, neither the execution or delivery of any Transaction Agreement nor the consummation of the Transactions will (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any

33 Transferred Subsidiary Employee Plan that will or may result in any material payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund or otherwise set aside or provide benefits with respect to any current or former Business Service Providers. (j) The Transferred Subsidiary has complied in all material respects with of its obligations under the Pensions Act 1990 (as amended). (k) Each Transferred Subsidiary Employee Plan that is a nonqualified deferred compensation plan or arrangement subject to Section 409A of the Code is and has been in written compliance, and has been operated and administered in compliance, with Section 409A of the Code. (l) With respect to each Transferred Subsidiary Employee Plan maintained primarily for service providers located outside the United States (each, an “International Plan”): (i) if intended to qualify for special Tax treatment, each International Plan is so qualified, and (ii) if required to be registered with a Governmental Entity, is so registered. 4.20 Indebtedness. Section 4.20 of the Disclosure Schedule sets forth a list of all agreements and other instruments with respect to any Indebtedness of the Transferred Subsidiary. The Transferred Subsidiary is not in material default under any of the agreements or other instruments listed in Section 4.20 of the Disclosure Schedule, nor is there, to Seller’s knowledge, any event that, with the passage of time, or notice, or both, reasonably could be expected to result in an event of material default thereunder. 4.21 Customers and Suppliers. (a) Other than Excluded Contracts, Section 4.21(a) of the Disclosure Schedule sets forth a list of all customers from which the Business has generated revenue in excess of $[Redacted: Threshold combined with top customer list is competitively sensitive commercial data.] during the period from July 20, 2023 through December 1, 2024 (the “Key Customers”). (b) Other than Excluded Contracts, Section 4.21(b) of the Disclosure Schedule sets forth a list of all suppliers and vendors (excluding employees and consultants to Seller or any of its Subsidiaries) that received, in relation to or for the benefit of the Business, more than $250,000 from any Selling Entities or the Transferred Subsidiary (individually or collectively) during the twelve (12)- month period ended November 30, 2024 (the “Key Suppliers”) and identifies the amounts paid to such Key Suppliers for the relevant period(s). 4.22 Tangible Assets. The equipment and other tangible assets included in the Transferred Assets or held by the Transferred Subsidiary are free from material defects (patent and latent), have been maintained in all material respects, are in good operating condition and repair in all material respects (subject to normal wear and tear), and conform in all material respects to all applicable Laws relating to their use and operation. 4.23 Brokers’ and Finders’ Fees. None of Seller or any of its Subsidiaries is obligated to pay any fee, expense or commission to any broker, finder, financial advisor, investment banker or other third party in connection with the origin, negotiation or execution of any of the Transaction Agreements or in connection with any Transactions.

34 4.24 Transferred Subsidiary Operations; Title to Assets; Sufficiency of Assets. (a) Except as set forth on Section 4.24(a) of the Disclosure Schedule, the Transferred Subsidiary does not have any material assets or liabilities of any kind. The Transferred Subsidiary has good and valid title to (or valid leases or licenses in respect of) all of its properties and assets other than any Transferred Subsidiary Excluded Assets (the “Transferred Subsidiary Assets”), free and clear of all Encumbrances or other restrictions of any kind whatsoever except for Permitted Encumbrances. The Selling Entities have good and valid title to (or valid leases or licenses in respect of) the Transferred Assets, free and clear of all Encumbrances or other restrictions of any kind whatsoever except for Permitted Encumbrances. None of the Transferred Assets are owned by a Person other than any Selling Entity. (b) Except pursuant to this Agreement, the Transferred Subsidiary is not a party to any Contract or Liability whereby there has been granted to any Person an absolute or contingent right to purchase, obtain or acquire any rights in any of the Transferred Subsidiary Assets. Except pursuant to this Agreement, no Selling Entity is a party to any Contract or Liability whereby there has been granted to any Person an absolute or contingent right to purchase, obtain or acquire any rights in any of the Transferred Assets. (c) Except as set forth on Section 4.24(c) of the Disclosure Schedule, the Transferred Assets together with Transferred Subsidiary Assets, assuming all Business Service Providers and Permits, including Export-Import Licenses, transfer to the Purchasing Entities as of the Closing and assuming all Consents as may be required in connection with the consummation of the Transactions have been obtained, together with the rights and benefits to be provided pursuant to the Transaction Agreements shall, in the aggregate, constitute all of the material assets, whether tangible or intangible, real or personal, that are necessary for the operation of the Business and are sufficient to enable Purchaser and its Subsidiaries (including the Transferred Subsidiary) to operate and conduct the Business, in each case as of the Closing Date in substantially the same manner as the Business was operated and conducted as of the Agreement Date in all material respects. (d) The Technology and non-Patent Intellectual Property Rights made available by or for Seller under the Transaction Agreements constitute all of the Technology and non-Patent Intellectual Property Rights currently used in the operation of the Business as presently conducted, other than: (i) IT Systems and (ii) Technology granted to the Transferred Subsidiary pursuant to any Excluded Contracts. To the knowledge of Seller, the Licensed Patents and the Covenant Patents (as such terms are defined in the Patent License Agreement) are the only patents and patent applications that are owned or licensed (with a right to further license or sublicense) by the Transferred Subsidiary and any Selling Entity as of the Closing Date that would be infringed by the Products as made available by the Transferred Subsidiary or the Selling Entities as of the Closing Date in the operation of the Business as presently conducted. For the avoidance of doubt, nothing in this Section 4.24(d) shall be construed as a representation or warranty related to the non-infringement of any Intellectual Property Rights, which is solely addressed in Section 4.12(j). (e) Section 4.24(e) of the Disclosure Schedule sets out a list of the Transferred Subsidiary Excluded Assets, the Transferred Subsidiary Excluded Liabilities, the Transferred Subsidiary Indebtedness and the Transferred Subsidiary Excluded Contracts as of the Agreement Date. 4.25 Solvency. No Selling Entity nor the Transferred Subsidiary is involved in any proceeding by or against it as a debtor before any governmental agency under Title 11 of the United States Bankruptcy Code, as amended, or any other insolvency or debtors’ relief act, whether state or federal, or for the appointment of any trustee, receiver, liquidator, assignee, sequestrator or other similar official, in the case of the Selling Entities solely to the extent related to any part of the Transferred Assets. Each Selling

35 Entity and the Transferred Subsidiary is, and immediately after giving effect to the Transactions, will be, solvent. For purposes hereof, “solvent” means that, with respect to any Person as of the date of determination, (a) the sum of such Person’s debt (including contingent Liabilities) does not exceed the present fair saleable value of such Person’s present assets; (b) such Person’s capital is not unreasonably small in relation to its business; and (c) such Person has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise). 4.26 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 4 OR ELSEWHERE IN THIS AGREEMENT OR THE TRANSACTION AGREEMENTS OR THE DISCLOSURE SCHEDULE, SELLER EXPRESSLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED. EXCEPT AS SET FORTH IN THE REPRESENTATIONS IN THIS AGREEMENT OR THE OTHER TRANSACTION AGREEMENTS OR THE DISCLOSURE SCHEDULE, NEITHER SELLER NOR ANY OF SELLER’S STOCKHOLDERS, EQUITYHOLDERS, AGENTS OR REPRESENTATIVES MAKES OR HAS MADE (AND EXCEPT WITH RESPECT TO THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE 4 OR ELSEWHERE IN THIS AGREEMENT OR THE TRANSACTION AGREEMENTS OR THE DISCLOSURE SCHEDULE, PURCHASER AND ITS AFFILIATES HAVE NOT RELIED UPON) ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, (A) AS TO THE ACCURACY OR COMPLETENESS OF ANY OF THE INFORMATION PROVIDED OR MADE AVAILABLE TO PURCHASER AND ITS AFFILIATES OR ANY OF THEIR RESPECTIVE AGENTS, REPRESENTATIVES OR LENDERS PRIOR TO THE EXECUTION OF THIS AGREEMENT AND (B) WITH RESPECT TO ANY PROJECTIONS, FORECASTS, ESTIMATES, PLANS OR BUDGETS OF FUTURE REVENUES, EXPENSES OR EXPENDITURES, FUTURE RESULTS OF OPERATIONS (OR ANY COMPONENT THEREOF), FUTURE CASH FLOWS (OR ANY COMPONENT THEREOF) OR FUTURE FINANCIAL CONDITION (OR ANY COMPONENT THEREOF) OF SELLER. 5. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller that the statements contained in this Article 5 are true and correct as of the Agreement Date, and will be, as of the Closing Date, true and correct. 5.1 Organization and Qualification. Purchaser and each of its Subsidiaries are duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of organization. Purchaser and each of its Subsidiaries have the requisite power and authority to conduct their respective businesses to the extent now conducted and to own, use and lease their respective assets and properties, except where failure to have such power or authority would not be material to the businesses of Purchaser and its Subsidiaries, taken as a whole. Purchaser and each of its Subsidiaries are duly qualified to do business and are in good standing in each jurisdiction in which the transaction of their respective businesses makes such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Purchaser Material Adverse Effect. The Organizational Documents of Purchaser are in the form previously made available to Seller. 5.2 Authority and Binding Obligation. Each Purchasing Entity has all requisite power and authority to enter into each Transaction Agreement to which it is a party or will be a party as of the Closing Date and to consummate the Transactions. The execution and delivery of each Transaction Agreement and the consummation of the Transactions have been duly authorized by all necessary action on the part of each Purchasing Entity, including approval of the board of directors, board of managers or managing member (or equivalent governing body) and equityholders of such Purchasing Entity, as applicable and to the extent required by such entity’s Organizational Documents or applicable Law, and no other approvals are required. This Agreement has been duly executed and delivered by Purchaser, and each

36 other Transaction Agreement has been duly executed, or will be as of the Closing Date duly executed, by each Purchasing Entity that is or will be a party thereto, and in each case assuming the due authorization, execution and delivery thereof by the parties (other than the applicable Purchasing Entities) thereto, constitute the valid and binding obligation of each Purchasing Entity, as applicable, enforceable against such Purchasing Entity in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws affecting the enforcement of creditors’ rights generally and except as the availability of equitable remedies may be limited by general principles of equity. 5.3 No Conflicts. The execution and delivery of each Transaction Agreement by each Purchasing Entity party thereto does not, or when executed will not, and the consummation of the Transactions will not, in any material respect, conflict with, or result in any violation of, or default under, or give rise to a right of payment, termination, cancellation or acceleration of any material obligation or loss of any material benefit, or result in the imposition of any Encumbrance on any assets or property of such Purchasing Entity or any of its Subsidiaries, as applicable, under (a) any of the Organizational Documents of such Purchasing Entity or any of its Subsidiaries or (b) any mortgage, indenture, lease, Contract or other agreement or instrument, permit, concession, franchise, license or Law applicable to any properties or assets of any Purchasing Entity or any of their respective Subsidiaries, provided that all required notices are provided and consents obtained. 5.4 Governmental Approvals and Consents. Except as may be required under Antitrust Law, no consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any court, administrative agency or commission or other Governmental Entity or instrumentality is required by or with respect to the Purchasing Entities in connection with the execution, delivery and performance of the Transaction Agreements to which they are or will be a party, or the consummation of the Transactions. Purchaser is not a “foreign person” as defined under 31 C.F.R. 800.224. Purchaser is “trade agreement investor” within the meaning of subsection 14.11(6) of the Investment Canada Act and Purchaser is not a “state-owned enterprise” within the meaning of section 3 of the Investment Canada Act. 5.5 Capitalization. The authorized capital of Purchaser as of December 11, 2024, is as set forth on Schedule 5.5. 5.6 Valid Issuance of Shares. All shares of the Stock Consideration, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement or applicable state and federal securities Laws. 5.7 Offering. The offer, sale and issuance of the shares of the Stock Consideration as contemplated by this Agreement are exempt from the registration requirements of any applicable state and federal securities laws. 5.8 Compliance with Laws. Purchaser and its Subsidiaries are not in violation, default, conflict or breach in any material respect of any provision of their respective Organizational Documents, or in any material respect of any Contract to which they are a party or by which they are bound, or of any Laws applicable to Purchaser and its Subsidiaries, the violation of which would have a Purchaser Material Adverse Effect. 5.9 Purchaser Financial Statements. Purchaser has delivered to Seller audited consolidated financial statements of Purchaser and its Subsidiaries (balance sheet, statements of operations, comprehensive loss, redeemable convertible preferred stock and stockholders’ deficit, and cash flow) as at April 30, 2024 and for the fiscal year then ended (collectively, the “Purchaser Financial Statements”).

37 The Purchaser Financial Statements have been prepared in accordance with GAAP. The Purchaser Financial Statements fairly present in all material respects the financial condition and operating results of Purchaser and its Subsidiaries as of the dates, and for the periods, indicated therein. 5.10 No Financing. Purchaser has available to it as of the date hereof, and will have available to it at the Closing, funds sufficient to enable Purchaser to perform its obligations hereunder, including delivering the Closing Cash Payment and the Purchase Price to Seller, as and when contemplated by this Agreement, and to pay or otherwise perform all obligations of Purchaser under the other Transaction Agreements as and when payable under their respective terms. 5.11 Brokers’ and Finders’ Fees. Purchaser is not obligated to pay any fee, expense or commission to any broker, finder, financial advisor, investment banker or other third party in connection with the origin, negotiation, or execution of any of the Transaction Agreements or in connection with any Transactions. 6. Covenants. 6.1 Conduct of the Business Pending Closing. During the period from the execution of this Agreement on the Agreement Date and continuing until the earlier of the termination of this Agreement in accordance with its terms or the Closing, except to the extent expressly permitted by this Agreement or consented to in advance in writing by Purchaser, the Selling Entities and the Transferred Subsidiary agree to (x) carry on the Business in the Ordinary Course, (y) use its commercially reasonable efforts to preserve intact the Business, the Transferred Subsidiary and the Transferred Assets and (z) use its commercially reasonably efforts to preserve its relationships with suppliers, distributors, licensors, licensees, employees, independent contractors, consultants (except as otherwise contemplated herein, including in Section 6.6) and others having material dealings with the Business or the Transferred Subsidiary (for the avoidance of doubt, only to the extent applicable to the Business, the Transferred Subsidiary or the Transferred Assets). Without limiting the foregoing, except (1) as set forth on Section 6.1 of the Disclosure Schedule, (2) as contemplated or permitted by this Agreement, (3) as required by applicable Law, (4) with the prior written consent of Purchaser (such approval not to be unreasonably withheld, conditioned or delayed), (5) with respect to any Transferred Subsidiary Excluded Asset, any Transferred Subsidiary Excluded Liabilities, any Transferred Subsidiary Excluded Indebtedness and/or any Transferred Subsidiary Excluded Contract or (6) to the extent exclusively relating to the Excluded Assets, Excluded Liabilities or other business of Seller other than the Business, the Selling Entities and the Transferred Subsidiary shall not do, cause or permit any of the following: (a) cause or permit any amendments, restatements, or modifications to the Transferred Subsidiary’s Organizational Documents; (b) sell, lease, license, transfer, assign, abandon, distribute to its equityholders, or otherwise dispose of or subject to any Encumbrance, any of the Transferred Subsidiary Equity Interests or Transferred Assets (other than goods and services sold in the Ordinary Course to non- affiliated third parties or pursuant to Contracts in existence as of the Agreement Date and worn-out, excess or obsolete assets or equipment disposed of in the Ordinary Course), or abandon or allow to lapse any Business Owned IP Rights or fail to pay any maintenance fees or take any actions required to maintain the Business Owned IP Rights, other than in the Ordinary Course; (c) split, combine, redeem or reclassify, or purchase or otherwise acquire, any Transferred Subsidiary Equity Interests;

38 (d) outside the Ordinary Course, hire or engage any new Business Service Providers with annual base compensation in excess of $75,000, pay or grant any change in control award, accelerated vesting, retention payment, bonus, commission, equity grant, special remuneration or special noncash benefit to any Business Service Provider (except for payments and benefits made pursuant to written Contracts in existence on the Agreement Date or that would not otherwise result in any Liabilities to Purchaser) or increase or decrease the benefits, salaries, wage rates, or other compensation of any Business Service Provider; with annual base compensation in excess of $250,000, except as required by applicable Law; (e) (i) terminate, amend or enter any Contract involving payments from a Selling Entity to a third party in excess of $50,000 to the extent such Contract is to be added as a Transferred Contract; (ii) enter into, terminate or amend any Contract with the Transferred Subsidiary involving payments in excess of $50,000; provided, that in no event shall the Transferred Subsidiary enter into a Contract required to be disclosed under a clause of Section 4.9(b) other than Section 4.9(b)(iii); or (iii) enter into any prepaid Professional Services Contract; (f) cause the Transferred Subsidiary to create, incur, assume or guarantee any Indebtedness, or issue or sell any debt securities of the Transferred Subsidiary or cause the Transferred Subsidiary to guaranty any debt securities of others, other than indebtedness that will be repaid prior to Closing or (if incurred, guaranteed, issued or sold by Seller outside the Ordinary Course or the Transferred Subsidiary) would not otherwise constitute an Assumed Liability; (g) except as required by Section 1.3, assign or transfer any properties, assets, rights, Contracts, Liabilities, employees, leased employees, independent contractors or consultants between or among (i) Seller or any of its Subsidiaries (excluding the Transferred Subsidiary), on the one hand, and the Transferred Subsidiary, on the other hand or (ii) the Transferred Subsidiary; (h) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement or other restrictive covenant obligation of any Business Service Provider; (i) outside the Ordinary Course, terminate the employment or engagement of any Business Service Provider or grant or pay any severance or termination pay or benefits to any such Business Service Provider, except for payments made pursuant to written Contracts in existence on the Agreement Date; (j) enter into any Labor Agreement with respect to the Business, except as required by applicable Law; (k) commence, settle or agree to settle any Proceeding relating to the Business or the Transferred Subsidiary that would reasonably be expected to impose a material restriction on the operation of the Business and which would apply to Purchaser following the Closing, other than in such cases where Seller in good faith determines that failure to commence suit would result in the material impairment of a valuable aspect of the Business or the Transferred Subsidiary, respectively, provided that Seller consults with Purchaser prior to the filing of such a suit; (l) cause or permit the Transferred Subsidiary to (i) form any Subsidiary, (ii) acquire any equity interest or other interest in any Person or (iii) acquire any substantial portion of assets from any Person;

39 (m) acquire or agree to acquire any assets outside the Ordinary Course that would constitute Transferred Assets that are material individually or in the aggregate, to the Business; (n) make, change or rescind any material Tax election, adopt or change (or make any request to any Tax Authority to change) any annual accounting period or method in respect of Taxes, amend any material Tax Return, prepare any Tax Return in a manner inconsistent with past practices; fail to file, on a timely basis (taking into account any applicable automatic extensions not exceeding seven (7) months) with the appropriate Tax Authority any Tax Return, fail to timely pay or remit (or cause to be timely paid or remitted) any material Taxes due, enter into any settlement, closing agreement, voluntary disclosure application or similar agreement relating to any Tax, settle or compromise any Proceeding in respect of Taxes, enter into a Tax sharing, indemnification or allocation agreement, request a ruling with respect to Taxes, incur any Tax liability other than in the Ordinary Course (except as otherwise explicitly contemplated by this Agreement), or consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, in each case with respect, or relating, to the Transferred Subsidiary, or, to the extent such action could increase the Purchasing Entities’ liabilities for Taxes, the Business or the Transferred Assets; (o) revalue any of the Transferred Assets or the Transferred Subsidiary, including without limitation writing off notes or accounts receivable other than in the Ordinary Course or as required by changes in GAAP; (p) accelerate the payment of account receivables or otherwise change accounting practices which relate to the Transferred Assets, the Transferred Subsidiary or the Business, including with respect to revenue recognition of deferred income, in each case outside of the Ordinary Course designed to increase the Purchase Price; (q) declare or set aside any cash dividend or cash distribution of the Transferred Subsidiary with a record date or payment date after the Closing; provided that the Transferred Subsidiary maintains a minimum cash balance of no less than $350,000 at the time of such distribution (the “Transferred Subsidiary Minimum Cash Amount”); (r) establish any new sales incentive or bonus program, trade promotion spending or allowance (including customers allowances and performance-based promotion spending), or other trade practice or policy, whether for the benefit of end-users, distributors, suppliers, employees, outside of the Ordinary Course, in each case related to the Business; (s) (i) grant to any third party any license, or enter into any indemnification or covenant not to sue agreement, with respect to any Business Owned IP Rights, other than non-exclusive licenses granted in the Ordinary Course or in Seller’s reasonable business judgement or (ii) disclose or allow to be disclosed any material confidential Business Owned IP Rights to any Person, other than subject to a confidentiality agreement or pursuant to non-exclusive licenses granted in the Ordinary Course or otherwise in Seller’s reasonable business judgement; (t) fail to use commercial reasonable efforts to maintain or protect the confidentiality of any Trade Secret related to the Business, data, or other information related to the Transferred Subsidiary other than in the Ordinary Course; or (u) take or agree in writing or otherwise to take, any of the actions described in Sections 6.1(a) through 6.1(t) above.

40 Nothing contained in this Agreement is intended to give Purchaser the right to control or direct the operations of the Transferred Subsidiary or Transferred Assets prior to Closing in violation of Antitrust Law. 6.2 No Solicitation. (a) From and after the Agreement Date until the Closing, Seller shall not and shall cause its Affiliates not to (through any officer, director, employee, representative or agent or otherwise) directly or indirectly: (i) solicit, initiate, seek, knowingly encourage or formally approve any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for any acquisition of all or any part of the Business, the Transferred Assets or the Transferred Subsidiary or any acquisition, issuance, grant, sale or transfer of any of the securities, business, properties or assets of the Business, the Transferred Assets or the Transferred Subsidiary, as applicable (other than the sale of products and services in the Ordinary Course), any joint venture or other strategic investment in or involving the Business, the Transferred Assets or the Transferred Subsidiary, the employment of all or any group of the Business Service Providers, or similar transactions involving the Business, the Transferred Assets or the Transferred Subsidiary that are not in the Ordinary Course, other than the Transactions, or any other transaction involving the Business, the Transferred Assets or the Transferred Subsidiary that could reasonably be expected to preclude or interfere with or delay the Transactions (any of the foregoing inquiries or proposals an “Acquisition Proposal”); (ii) engage or participate in negotiations or discussions concerning, or provide any non-public information to any Person relating to, any Acquisition Proposal; or (iii) agree to, enter into any definitive agreement, term sheet, letter of intent or other Contract with respect to an Acquisition Proposal, or accept, approve or recommend any Acquisition Proposal. For the avoidance of doubt, any proposed acquisition of any of the securities, business, properties, or assets of Seller or any of its Subsidiaries that does not include the Business, Transferred Assets, or Transferred Subsidiary Equity Interests is not an Acquisition Proposal. Seller shall terminate any pending discussions or negotiations relating to an Acquisition Proposal immediately following the execution and delivery of this Agreement and request the return or destruction of all confidential information of Seller or any of its Affiliates provided to any third party other than Purchaser and its Affiliates prior to the Agreement Date. For the avoidance of doubt, if any Seller Related Person, whether in his, her or its capacity as such or in any other capacity, takes any action that Seller is obligated pursuant to this Section 6.2 not to take or to take, then Seller shall be deemed for all purposes of this Agreement to have breached this Section 6.2. (b) Seller shall promptly notify Purchaser in writing (and no later than forty- eight (48) hours) after receipt by Seller or of its Affiliates (or their advisors or representatives) of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal. 6.3 Confidentiality. (a) Until the Closing, all information provided by Seller pursuant to Section 6.4 will be subject to the terms of the Non-Disclosure Agreement, effective as of September 30, 2024, between Purchaser and Seller (the “Confidentiality Agreement”), which shall remain in effect. Effective upon the Closing, the provisions of the Confidentiality Agreement shall terminate with respect to information to the extent relating to the Business, the Transferred Subsidiary, the Continuing Employees, the Transferred Assets or the Assumed Liabilities. Seller agrees that during the period beginning on the Closing Date and ending five (5) years following the Closing Date, Seller shall and shall cause its Affiliates and directors, officers, managers, employees, consultants, representatives and agents (together, the “Seller Related Persons”) to treat all information relating to the existence, or any terms or conditions, of this Agreement or any of the Transaction Agreements, the Transactions, matters regarding the interpretation, performance, breach or termination hereof or thereof (collectively, “Transaction Information”), Purchaser and its Affiliates, the Business, the Transferred Subsidiary, the Continuing Employees, the Transferred

41 Assets and the Assumed Liabilities as confidential, preserve the confidentiality thereof, and not use or disclose to any Person such information (except as expressly permitted by this Agreement) unless such information (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by Seller or any of its Affiliates, directors, officers, employees, representatives or other agents, becomes available to Seller or one of its Affiliates on a non-confidential basis from another source, provided that such other source is not known by Seller or its Affiliates to be bound by a confidentiality agreement between such other source and Purchaser or any of its Affiliates, (ii) is lawfully received by Seller from a third party (excluding, for the avoidance of doubt, any Business Service Providers) or its Affiliates only after the Closing (was not in Seller or its Affiliates’ possession prior to Closing) and continues to be held in accordance with the terms on which it was obtained (which shall be no less stringent than the terms of this Section 6.3(a)), (iii) is agreed to by Purchaser in writing prior to disclosure as not being confidential or (iv) is required to be disclosed by any applicable Law or stock market rule; provided that to the extent permitted by applicable Law, Seller shall provide written notice of such requirement to Purchaser for the purpose of enabling Purchaser to seek (at Purchaser’s expense) a protective order or otherwise prevent such disclosure and Seller shall use its commercially reasonable efforts, at Purchaser’s expense and Purchaser’s written request, to cooperate with Purchaser in obtaining an appropriate protective order or obtaining confidential treatment with respect to such information. Seller shall be liable hereunder as a breach of Seller’s covenants if any action or failure to take action by a Seller Related Person would be a breach of this provision if Seller had taken such action or failed to take such action. (b) Purchaser agrees that during the period beginning on the Closing Date and ending five (5) years following the Closing Date, Purchaser shall and shall cause its Affiliates and directors, officers, managers, employees, consultants, representatives and agents (together, the “Purchaser Related Persons”) to treat all Transaction Information and information to the extent solely relating to Seller and its Affiliates (and that does not related to the Transferred Assets, Continuing Employees or Assumed Liabilities), the Excluded Assets and the Excluded Liabilities as confidential, preserve the confidentiality thereof, and not use or disclose to any Person such information (except as expressly permitted by this Agreement) unless such information (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by Purchaser or any of its Affiliates, directors, officers, employees, representatives or other agents, becomes available to Purchaser or one of its Affiliates on a non-confidential basis from another source, provided that such other source is not known by Purchaser or its Affiliates to be bound by a confidentiality agreement between such other source and Seller or any of its Affiliates, (ii) was lawfully in the possession of Purchaser or its Affiliates before the information was disclosed by Seller or its Affiliates and continues to be held in accordance with the terms on which it was obtained, (iii) is developed independently of the information disclosed by Seller or its Affiliates, (iv) is agreed to be the parties in writing as not being confidential, (v) is required to be disclosed by any applicable Law or stock market rule; provided that to the extent permitted by applicable Law, Purchaser shall provide written notice of such requirement to Seller for the purpose of enabling Seller to seek (at Seller’s expense) a protective order or otherwise prevent such disclosure and Purchaser shall use its commercially reasonable efforts, at Seller’s expense and Seller’s written request, to cooperate with Seller in obtaining an appropriate protective order or obtaining confidential treatment with respect to such information or (vi) is disclosed (A) to a prospective financing source, investor or lender of any kind; provided that such third party is bound by a confidentiality agreement or (B) in connection with an initial public offering or direct listing including in any registration statement, preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or related materials, and to bankers, financial and legal advisors, and potential investors in the offering. Purchaser shall be liable hereunder as a breach of Purchaser’s covenants if any action or failure to take action by a Purchaser Related Person or other Person that receives such confidential information from Purchaser (including any financing source, investor or lender that Purchaser is permitted to disclose such confidential information to under this Section 6.3(b)) would be a breach of this provision if Purchaser had taken such action or failed to take such action.

42 6.4 Access to Information. (a) Subject to the provisions of Section 6.3 above, from the Agreement Date until the Closing Date (or any earlier termination of this Agreement), Seller shall use reasonable best efforts to, within a reasonable period of time after request thereof by Purchaser, consistent with applicable Law, provide reasonable access to Purchaser and Purchaser’s accountants, attorneys, advisors and other representatives (“Purchaser’s Representatives”) the properties, personnel, existing data, information, records and documents solely to the extent concerning the Business, the Transferred Assets and the Transferred Subsidiary, in each case as is in the possession of any Selling Entity or the Transferred Subsidiary and as Purchaser may reasonably request. Nothing in this Section 6.4(a) shall require Seller or its Affiliates to provide any access if providing such access would, in the reasonable judgment of Seller, (i) violate applicable Law or the provisions of any Contract to which Seller or any of its Affiliates is a party, (ii) cause a risk of loss or waiver of the protection of the attorney-client privilege, attorney work product doctrine or other legal privilege or (iii) result in disclosure of information relating to the negotiation and execution of this Agreement; provided that Seller shall use commercially reasonable efforts to provide Purchaser with the benefit of the underlying information in such a manner that would not trigger clauses (i) to (iii). Purchaser agrees that any investigation undertaken pursuant to the access granted under this Section 6.4(a) shall be conducted in such a manner as not to unreasonably interfere with the operation of the Business or the other businesses of Seller. All information provided or made available pursuant to this Section 6.4(a) shall be governed by the terms of the Confidentiality Agreement and Section 6.3. For the avoidance of doubt, this Section 6.4(a) shall not apply to access to, and communications with, the Business Service Providers prior to the Closing Date, which is subject to Section 6.6. (b) For a period of seven (7) years following the Closing, upon written request delivered to Purchaser, Purchaser shall, and shall cause the Transferred Subsidiary to, make available for inspection and copying by Seller and its representatives during normal business hours all records, files, documents, correspondence and personnel solely with respect to the Business, the Transferred Assets, the Assumed Liabilities, the Transferred Subsidiary or the Continuing Employees relating to any period ending on or prior to the Closing that are requested by Seller in order to prepare and file any Tax Return or other similar financial reports or notices or any other filing or notice required by Law or stock market rule, or in order to defend against any claim or litigation, as the case may be (in each case other than in connection with a claim or litigation between Purchaser and Seller or any of their respective Affiliates), in a manner as to not materially disrupt or interfere with the operations of Purchaser or its Affiliates; provided that neither Purchaser nor any of its Affiliates shall be obligated to take any action that would reasonably be likely to constitute a waiver of attorney-client privilege or contravene applicable Law (provided that Purchaser and its Affiliates shall inform Seller as to the general nature of the information being withheld as a result of the foregoing and shall use their commercially reasonable efforts to make alternative arrangements to disclose such information in a way that would not waive such privilege or contravene applicable Law). (c) For a period of five (5) years following the Closing, upon written request delivered to Seller, Seller shall, and shall cause its Affiliates to, make available for inspection and copying by Purchaser and Purchaser’s Representatives during normal business hours all records, files, documents, correspondence and personnel solely with respect to the Business, the Transferred Assets, the Assumed Liabilities, the Transferred Subsidiary or the Continuing Employees relating to any period ending on or prior to the Closing that are requested by Purchaser in order to prepare and file any Tax Return or other similar financial reports or notices or any other filing or notice required by Law or stock market rule, or in order to defend against any claim or litigation, as the case may be (in each case other than in connection with a claim or litigation between Purchaser and Seller or any of their respective Affiliates), in a manner as to not materially disrupt or interfere with the operations of Seller or its Affiliates; provided that neither Seller nor any of its Affiliates shall be obligated to take any action that would reasonably be likely to constitute a waiver of attorney-client privilege (provided that Seller and its Affiliates shall inform Purchaser

43 as to the general nature of the information being withheld as a result of the foregoing and shall use their commercially reasonable efforts to make alternative arrangements to disclose such information in a way that would not waive such privilege). 6.5 Notification of Certain Events. Seller shall promptly (and in any event, within forty-eight (48) hours) notify Purchaser in writing of (a) receipt of any notice from any third party alleging that the Consent of such third party is or may be required in connection with the Transactions, (b) any material Proceeding commenced or, to its knowledge, threatened, involving or affecting the Business, any Transferred Assets or the Transferred Subsidiary and (c) any failure of the Selling Entities or the Transferred Subsidiary to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under this Agreement. Notwithstanding anything in this Agreement to the contrary, no such notification or investigation by any party shall affect the representations, warranties or covenants of any party or the conditions to the obligations of any party hereunder, nor shall it limit or otherwise affect the remedies available hereunder to the party receiving such notice. 6.6 Employee Matters. (a) Schedule 6.6(a) sets forth a list of the Business Service Providers who Purchaser (or its designated Affiliate or employer of record) intends to provide Offer Letters to, or who Purchaser is considering for continued employment by the Transferred Subsidiary, in each case immediately following the Closing (such list, as updated from time to time by the parties in accordance with this Section 6.6(a), “Offered Employees List”). From time to time after the Agreement Date, Purchaser may update such Offered Employees List; provided that Purchaser shall provide Seller with prompt written notice of any such update. Seller shall provide Purchaser with reasonable access to such Business Service Providers and Seller shall use commercially reasonable efforts to assist Purchaser in facilitating the Offered Employees receiving and accepting their Tripartite Agreements and Offer Letters and becoming employed by Purchaser or its designated Affiliate or employer of record (including the Transferred Subsidiary). Such Offer Letters shall provide for reasonably similar base salary or wage rate and reasonably similar annual target cash incentive opportunity as is provided to each such Offered Employees prior to the Closing. Offered Employees who accept their respective Tripartite Agreement and Offer Letters shall be employed by Purchaser or its designated Affiliate or employer of record (including the Transferred Subsidiary) contingent upon and effective as of the Closing. Notwithstanding the foregoing, to the extent any Offered Employee is not actively at work as a result of a disability, long-term illness, parental or other protected leave (each such Offered Employee, an “Inactive Employee”), such Offer Letter shall be contingent upon the Offered Employee’s return to work within six (6) months following the Closing (or such longer period as may be required by applicable law). Provided the Inactive Employee returns to work within six months following the Closing, Seller will provide prompt notice to Purchaser when such Inactive Employee returns to work and use commercially reasonable efforts to assist Purchaser in facilitating the Inactive Employees receiving and accepting their Tripartite Agreements and Offer Letters and becoming employed by Purchaser or its designated Affiliate or employer of record (including the Transferred Subsidiary). (b) Not fewer than seven (7) Business Days prior to the Closing Date, for purposes of assisting Seller’s preparation of its good faith estimate of the Assumed Employee Liabilities in connection with the Estimated Closing Statement, Purchaser shall provide Seller with the name of each Business Service Provider who has accepted an offer of employment with Purchaser (or its designated Affiliate or employer of record). (c) Seller hereby covenants and agrees that effective as of the Closing, or within such other timing as may be required by applicable Law, Seller shall notify, consult or negotiate with any labor organizations, unions, or employee representatives, which pursuant to applicable Law, must be notified, consulted or negotiated with in connection with the Transactions.

44 (d) Purchaser hereby covenants and agrees that effective as of the Closing, to the extent the Purchase Price is adjusted in respect of any bonuses, commissions or similar payments payable to a Continuing Employee, Purchaser shall pay such amounts to the extent included in the calculation of Assumed Employee Liabilities (as finally determined under this Agreement) to each applicable Continuing Employee in accordance with the terms and conditions of their Offer Letter; provided that in no event shall Purchaser be required to pay any portion of the Assumed Employee Liabilities attributable to any severance arrangement to any Continuing Employee; provided, further, for the avoidance of doubt, the foregoing does not limit Purchaser’s agreement under this Agreement to assume, and indemnify the Seller Indemnified Parties with respect to, the amount by which the Purchase Price is reduced by the Assumed Severance Liabilities. To the extent the Purchase Price is adjusted based on and in accordance with Schedule 11.4 as part of the calculation of Assumed Employee Liabilities, Purchaser shall allocate such amounts amongst the individual Continuing Employees and define the terms of such retention payments in its sole discretion. (e) Seller hereby covenants and agrees that effective as of the Closing, all non- competition, confidentiality, non-solicitation and other restrictive covenants granted by any Continuing Employee in favor of Seller or any of its Affiliates shall be waived, solely in connection with the Business, with respect to such Continuing Employee’s employment or service with Purchaser (or its designated Affiliate or employer of record) and Seller hereby agrees not to sue or otherwise seek recourse against Purchaser or its designated Affiliate or any Continuing Employee for a breach of any such non-competition, confidentiality, non-solicitation and other restrictive covenants. (f) Purchaser and Seller shall use commercially reasonable efforts to ensure that any Offered Employee who requires a visa to work for Purchaser or its designated Affiliate or employer of record (including the Transferred Subsidiary) in his or her current position (a “Visa Employee”) to secure such visa so that such Visa Employee may continue to work in such position as a Continuing Employee on the Closing Date. In the event a Visa Employee is not authorized to work for Purchaser (or its designated Affiliate or employer of record) as of the Closing Date, to the extent permitted by Law, such Visa Employee shall remain employed by a Selling Entity as of the Closing Date and shall provide services to the Business until such visa is obtained. Purchaser shall reimburse Seller for all costs associated with continuing to employ such Visa Employee as of and following the Closing. Purchaser and Seller shall use commercially reasonable efforts to secure a visa for any such Visa Employee as soon as reasonably practicable following the Closing, at which time Purchaser (or its designated Affiliate or employer of record) shall extend an offer of employment to such Visa Employee consistent with this Section 6.6 and such Visa Employee will be considered an Offered Employee and Continuing Employee (as applicable). (g) Seller or its Affiliates shall pay or provide in full to each Continuing Employee (except for such Continuing Employee who is employed by a Transferred Subsidiary) all wages, accrued vacation and paid time off, commissions, amounts payable under any incentive equity plan, and all other compensation, payments and benefits arising prior to or as of the Closing, and shall make all corresponding Tax payments and remittances relating to any such payments, in each case a part of the next regularly scheduled payroll of Seller (or its Affiliate) on or following the Closing Date (or sooner to the extent required by applicable Law). (h) To the extent that any Continuing Employees become eligible to participate in and, if elected, begin participation in any benefit or compensation plans, programs, agreements or arrangements that may be offered by Purchaser or its designated Affiliate or employer of record on or after the Closing Date that are not Transferred Subsidiary Employee Plans (the “New Plans”), Purchaser shall and shall cause its designated Affiliate or employer of record (including, the Transferred Subsidiary following the Closing) to use commercially reasonable efforts to grant each Continuing Employee credit under any New Plan for his or her continuous service with the Selling Entities and the

45 Transferred Subsidiary earned before the Closing Date for purposes of eligibility to participate, vesting and calculating level of vacation accrual except for benefit accruals under defined benefit pension plans or post- retirement benefit plans) or equity benefit plans and to the extent that such service credit will result in the duplication of benefits. In addition, Purchaser shall use commercially reasonable efforts (i) to cause to be waived for each Continuing Employee all pre-existing condition exclusion and actively-at-work requirements and similar limitations, eligibility waiting periods and evidence of insurability requirements under any New Plans in which the Continuing Employees participate and (ii) cause any deductible, co- insurance and out-of-pocket covered expenses paid by any Continuing Employee (or covered dependent thereof) during the portion of the plan year of the New Plan before becoming eligible to participate in the New Plan to be taken into account for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions under any applicable New Plan as if such amounts had been paid in accordance with the New Plan. Purchaser agrees that Purchaser shall be solely responsible for satisfying the continuation coverage requirements of Section 4980B of the Code for all Continuing Employees who are “M&A qualified beneficiaries” as such term is defined in Treasury Regulation Section 4980B-9. (i) For purposes of any Continuing Employees, the parties intend that Purchaser shall be considered a successor employer under Code Section 3121(a)(1) for purposes of determining Federal Insurance Contributions Act (FICA) and Federal Unemployment Tax Act (FUTA) wage withholding obligations for Continuing Employees. (j) Nothing contained herein, express or implied, is intended to confer upon any Business Service Provider any right to continued employment for any period or continued receipt of any specific employee benefit, or shall constitute an amendment to or any other modification of any New Plan or Employee Plan. Nothing in this Section 6.6 shall be deemed to (i) limit the right of the Selling Entities, Purchaser, the Transferred Subsidiary or any of their respective Affiliates to (A) amend, modify or terminate any compensation or benefit plans, programs, policies, arrangements, agreements or understandings of any Selling Entities, Purchaser or their respective Affiliates or (B) terminate the employment of any Business Service Provider at any time on or after the Closing Date. No Business Service Provider shall (i) be a third-party beneficiary of, or entitled to enforce, this Section 6.6 or any other portion of this Agreement or (ii) require Seller, Purchaser or any of their respective Affiliates to continue or maintain any specific compensation or benefit plans, programs, policies, arrangements, agreements or understandings. 6.7 Non-Competition and Non-Solicitation. (a) Seller agrees that, from the Closing Date until the five (5) year anniversary of the Closing Date, Seller shall not, and shall each cause its controlled Affiliates not to, directly or indirectly, whether as employer, employee, proprietor, owner, equityholder, partner, consultant, agent, lender, guarantor, member, trustee or otherwise, anywhere in the Restricted Territory, engage in a Competing Business or own, manage, have control of or participate or invest in, by itself or in combination with other Persons, any Person engaged in a Competing Business. As used in this Agreement, “Competing Business” means a business that is the same, similar to or competing with the Business as conducted by Seller and/or its Affiliates as of the Closing Date. As used in this Agreement, “Restricted Territory” means any state, city, county, territory or other locale in the United States or other geographic region anywhere in the world in which the Business was conducted by Seller and/or its Affiliates as of the Closing Date. (b) Notwithstanding Section 6.7(a), nothing herein will preclude Seller and its Affiliates from: (i) acquiring or holding, as a passive investment, securities of any Person to the extent that such investment does not directly or indirectly confer upon Seller or any

46 of its controlled Affiliates, alone or collectively, more than 5% of the voting power with respect to, or interests in the profits of, such Person; or (ii) acquiring and, after such acquisition, owning an interest in any Person (or its successor) that is engaged in a Competing Business and operating (or permitting such Person to operate) such Competing Business if (A) such Competing Business (1) generated less than the greater of (a) five million dollars ($5,000,000) and (b) ten percent (10%) of such Person’s consolidated annual revenues in the last completed fiscal year of such Person and (2) represents less than five percent (5%) of Seller’s consolidated annual revenues in the last completed fiscal year and (B) Seller or its applicable Affiliate (1) uses commercially reasonable efforts to within two (2) years after the consummation of such acquisition, enter into a definitive agreement to cause the divestiture of a sufficient portion of such Competing Business of such Person such that the restrictions set forth in Section 6.7(a) would not have operated to restrict such ownership assuming the completion of such divestiture had occurred prior to such acquisition, and thereafter uses commercially reasonable efforts to complete such divestiture as soon as reasonably practicable and (2) if an agreement for such divestiture cannot be executed within two (2) years after the consummation of such acquisition, wind down a sufficient portion of such Competing Business of such Person such that the restrictions set forth in Section 6.7(a) would not have operated to restrict such ownership assuming the completion of such wind down had occurred prior to such acquisition. Notwithstanding anything to the contrary, Section 6.7(a) shall cease to be applicable to any Person at such time as it is no longer an Affiliate of Seller and shall not apply to any Person that purchases assets, operations or a business from Seller or one of its Affiliates, if such Person is not an Affiliate of Seller after such transaction is consummated. (c) In addition, Seller agrees that Seller shall not, and shall cause its controlled Affiliates not to, directly or indirectly, whether as employer, employee, proprietor, owner, equityholder, partner, consultant, agent, lender, guarantor, member, trustee or otherwise, anywhere in the Restricted Territory, (i) from the Closing Date until the five (5) year anniversary of the Closing Date, solicit or attempt to solicit any business within the scope of the Competing Business of any customer or potential customer of the Business or the Transferred Subsidiary as of the Closing Date, or interfere or attempt to interfere with the business relationships of Purchaser or any of its Affiliates (including, after the Closing, the Transferred Subsidiary) with such customers or potential customers, or (ii) from the Closing Date until the two (2) year anniversary of the Closing Date, induce or attempt to induce any Continuing Employee to leave the employ of Purchaser or its Affiliate, or in any way interfere with the relationship between Purchaser or any of its Affiliates and any such employee or hire any of such employees. (d) Notwithstanding Section 6.7(a) and Section 6.7(c), nothing herein will preclude Seller and its Affiliates from: (i) exercising its rights or complying with its obligations under this Agreement or any of the other Transaction Agreements; or (ii) engaging in any business (other than the Business) or any operations or activities in connection therewith, including (A) continued ownership and use of any Excluded Assets, (B) developing, maintaining, supporting and commercializing any products or services (other than the Products), (C) exploiting any Intellectual Property Rights (other than the Business Owned IP Rights except to the extent authorized under the Transaction Agreements) or (D) exercising rights or performing obligations under any Excluded Contract of Seller or its Affiliates.

47 (e) Each of the parties acknowledges that the time, scope, geographic area and other provisions of this Section 6.7 have been specifically negotiated by sophisticated commercial parties and agree that all such provisions are reasonable under the circumstances of the purchase and sale of the Transferred Subsidiary Equity Interests and Transferred Assets and assumption of the Assumed Liabilities and of the Transactions. Seller acknowledges and agrees that the terms of this Section 6.7 (i) are reasonable in light of all of the circumstances, (ii) are sufficiently limited to protect the legitimate interests of Purchaser and its Affiliates, (iii) impose no undue hardship on Seller or its Affiliates and (iv) are not injurious to the public. Seller acknowledges and agrees that the restrictive covenants and other agreements contained in this Section 6.7 are an essential part of this Agreement and the Transactions, constitute a material inducement to Purchaser’s entering into and performing its obligations under this Agreement and the other Transaction Agreements, are an essential part of Purchaser’s willingness to pay the Purchase Price. It is the intention of the parties that if any of the restrictions or covenants contained in this Section 6.7 is held to cover a geographic area or to be for a length of time that is not permitted by Law, or is in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would then be valid or enforceable under Law, such provision shall be construed and interpreted or reformed to provide for a restriction or covenant having the maximum enforceable geographic area, time period and other provisions as shall be valid and enforceable under Law. 6.8 Release. (a) Seller does hereby, on behalf of itself and each of its Affiliates, successors and assigns and any other Person claiming by, through or under any of the foregoing (the “Seller Releasing Parties”) (and on behalf of each of them Seller does hereby), effective as of, and contingent upon, the Closing, unconditionally and irrevocably release, waive and forever discharge Purchaser and each of its Affiliates (including the Transferred Subsidiary) and each of their predecessors and successors and each of their respective past, present and future directors, officers, employees, agents, assigns, equityholders, partners, insurers, Subsidiaries and Affiliates (collectively, the “Purchaser Released Parties”) from any and all claims, demands, judgments, causes of action and Liabilities of any nature whatsoever, whether or not known, suspected or claimed, to the extent related to the Business, the Transferred Assets, the Excluded Liabilities or the Transferred Subsidiary, in each case arising prior to the Closing other than (i) Assumed Liabilities, (ii) any claims arising from rights of such Seller Releasing Party arising under this Agreement or any other Transaction Agreement or the Transactions or (iii) any claims that cannot be released as a matter of applicable Law (a “Purchaser Released Claim”). Seller covenants and agrees that no Seller Releasing Party shall assert any Purchaser Released Claim against any Purchaser Released Party. Notwithstanding anything contained in this Section 6.8 to the contrary, the Seller Releasing Parties are not releasing any obligations of Purchaser and its Affiliates under this Agreement or any other Transaction Agreement. (b) WITHOUT LIMITING THE FOREGOING, SELLER (ON ITS OWN BEHALF AND ON BEHALF OF THE SELLER RELEASING PARTIES) EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS AFFORDED BY ANY APPLICABLE STATUTE IN THE CONTEXT OF A GENERAL RELEASE, INCLUDING CALIFORNIA CIVIL CODE SECTION 1542 (OR SIMILAR PROVISION IN THE JURISDICTION IN WHICH SUCH PERSON RESIDES), WHICH STATUTE GENERALLY PROVIDES FOR THE FOLLOWING: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” SELLER (ON ITS OWN BEHALF AND ON BEHALF OF THE SELLER RELEASING PARTIES) ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO

48 SUCH PURCHASER RELEASED CLAIMS AND AGREES THAT THE ABOVE RELEASE WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. SELLER ACKNOWLEDGES THAT IT HAS CAREFULLY READ THE FOREGOING WAIVER AND GENERAL RELEASE AND UNDERSTANDS ITS CONTENTS. 6.9 Tax Matters. (a) Tax Returns and Seller Tax Contests. (i) Seller shall timely prepare and file (or cause to be timely prepared and filed) with the appropriate Tax Authorities all Tax Returns required to be filed by or with respect to the Selling Entities (insofar as it relates to any of the Business, Transferred Assets, or Transferred Subsidiary, and in respect of a Transferred Asset only if a failure under this Section 6.9(a)(i) would create a lien on the Transferred Asset in favor of a Tax Authority under applicable Law), the Transferred Subsidiary, the Business or the Transferred Assets on or before the Closing Date, and shall pay (or cause to be paid) all Taxes required to be paid on or before the Closing Date by or with respect to the Selling Entities (insofar as it relates to any of the Business, Transferred Assets, or Transferred Subsidiary), of the Transferred Subsidiary, the Business or the Transferred Assets. Such Tax Returns shall be prepared by treating items on such Tax Returns in a manner consistent with the past practices of the Transferred Subsidiary, Seller or the Selling Entities, as applicable, with respect to such items, except as otherwise required by applicable Law. At least twenty (20) days prior to filing any such Tax Return (or such shorter period of time as is reasonable taking into account the timing of Closing and the nature of the applicable Tax Return), Seller shall submit a copy of such Tax Return to Purchaser for Purchaser’s review and comment, and shall consider in good faith any reasonable comments of Purchaser prior to filing such Tax Return. (ii) Purchaser shall timely prepare and file (or cause to be timely prepared and filed) with the appropriate Tax Authorities all Tax Returns that are required to be filed by Purchaser and its Affiliates (including the Transferred Subsidiary following the Closing) with respect to the Transferred Subsidiary after the Closing Date that relate to a Pre-Closing Tax Period. To the extent any such Tax Returns show an amount of Taxes that could reasonably result in indemnification pursuant to Section 8.2 of this Agreement, Purchaser shall provide a copy of relevant portions of such Tax Return to Seller for its review and comment at least twenty (20) days prior to filing any such Tax Return (or such shorter period of time as is reasonable taking into account the nature of the applicable Tax Return), and shall consider in good faith any reasonable comments of Seller prior to filing such Tax Return. For the avoidance of doubt, nothing in this Agreement shall require Purchaser to provide its consolidated income Tax Returns to Seller. (b) Straddle Periods. For purposes of determining whether any Tax incurred with respect to a Straddle Period is an Indemnified Tax or otherwise allocated to a Pre-Closing Tax Period, Taxes incurred with respect to a Straddle Period (other than Transfer Taxes, the allocation of which shall be governed by Section 2.3) shall be allocated to the portion of the Straddle Period ending on the Closing Date as follows: (i) in the case of Taxes that are based upon or related to income, sales, proceeds, profits, receipts, wages, compensation, or similar items and all other Taxes that are not imposed on a periodic basis, the amount of such Taxes which would be payable if the taxable period of the Transferred Subsidiary, Transferred Assets or the Business ended as of the close of business on the Closing Date based on an interim closing of the books (except that (A) solely for purposes of determining the marginal Tax rate applicable to income or receipts during such period in a jurisdiction in which such Tax rate depends upon the amount or level of income or receipts, annualized income or receipts may be taken into account if appropriate for an equitable sharing of such Taxes, (B) exemptions, allowances and deductions that are otherwise calculated

49 on an annual basis (including depreciation and amortization deductions, other than with respect to property placed in service after the Closing) shall be apportioned on a daily basis and (C) in the case of any Taxes attributable to the ownership of any equity interest in any partnership or other “flowthrough” entity, as if the taxable period of such partnership or other “flowthrough” entity ended as of the end of the Closing Date); and (ii) in the case of Taxes not described in clause (i) and that are imposed on a periodic basis, the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period), multiplied by a fraction the numerator of which is the number of calendar days in the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period. No later than five (5) days before the due date of any Tax Return related to the Business or the Transferred Assets for any Straddle Period, Seller shall pay to Purchaser the amount of any Taxes due on such Tax Return for which Seller is responsible, but only to the extent such amount has not been accrued for in Indebtedness and taken into account as a reduction to the Closing Cash Payment in the Final Closing Statement. (c) Cooperation. Purchaser and Seller agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Business, the Transferred Subsidiary or the Transferred Assets, including, without limitation, access to such books and records, as is reasonably necessary for the filing of all Tax Returns by Purchaser or Seller or any of their respective Affiliates, the making of any election relating to Taxes, the preparation for any audit with respect to Taxes, and the prosecution or defense of any claim, suit or proceeding relating to any Tax; provided that neither Purchaser nor Seller nor either of their respective Affiliates shall be obligated to provide any Tax Return or portion thereof (or related books, records or workpapers) that does not relate directly to the Business, the Transferred Subsidiary or the Transferred Assets, as applicable, for a Pre- Closing Tax Period. Each of Purchaser and Seller shall retain all books and records with respect to Taxes pertaining to the Business, the Transferred Subsidiary or the Transferred Assets until the expiration of the statute of limitations period (including, to the extent notified by Purchaser or Seller, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Governmental Entity. Notwithstanding anything to the contrary in this Agreement, Seller has no right to review or access Purchaser’s (or its Affiliates’) Tax Returns or to participate in any Proceeding (including a Tax Contest) relating to Purchaser’s (or its Affiliates’) Taxes. For purposes of the foregoing sentence, the Transferred Subsidiary shall constitute an Affiliate of Purchaser for all taxable periods (or portions thereof) beginning after the Closing Date. (d) Tax Contests. Without the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned or delayed), Purchaser will not settle, compromise or abandon any Tax Contest with respect to a Pre-Closing Tax Period of the Business, the Transferred Subsidiary or the Transferred Assets for which Seller may have an indemnification obligation pursuant to this Agreement (a “Seller Tax Contest”). Purchaser shall provide Seller with notice of any Seller Tax Contests within a reasonable period after receipt of notice of such Tax Contest, and Purchaser shall keep Seller reasonably informed of the status of such Seller Tax Contest. The failure to so notify Seller shall not relieve Seller of its obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced Seller. The provisions of this Section 6.9(d) shall govern any Tax Contest related to any Pre-Closing Tax Period. (e) Post-Closing Actions. With respect to the Transferred Subsidiary, the Business or the Transferred Assets, Purchaser and its Affiliates will not, without the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned or delayed): (i) amend any Tax Return of the Transferred Subsidiary relating to any Pre-Closing Tax Period, (ii) consent to the waiver or extension of the statute of limitations relating to Taxes of the Business, the Transferred Subsidiary or the Transferred Assets with respect to any Pre-Closing Tax Period, (iii) apply to any Governmental Entity for any binding or non-binding opinion, ruling or other determination or make any voluntary disclosure to a Tax Authority,

50 in each case, with respect any act, matter or transaction that occurred on or before the Closing Date or that relates to any Pre-Closing Tax Period, in each case, for the Business, the Transferred Assets or the Transferred Subsidiary or (iv) make or change any Tax election with respect to the Pre-Closing Tax Period of the Transferred Subsidiary (other than a Section 338(g) Election), in each case for clauses (i)-(iv) that could reasonably be expected to result in a Seller indemnification obligation pursuant to this Agreement. (f) Allocation. The Purchase Price (and any other amounts treated as consideration for U.S. federal (and applicable state, local and non-U.S.) Tax purposes) shall be allocated among (i) the Transferred Subsidiary Equity Interests and (ii) the Transferred Assets and Assumed Liabilities of the Business, in each case, in a manner substantially consistent with the allocation methodology set forth in Schedule 6.9(f), except to the extent otherwise required by applicable Law, and which shall be consistent with the principles of Section 1060 of the Code and the Treasury Regulations thereunder (the “Allocation”). Prior to the Closing Date, Seller and Purchaser shall cooperate in good faith to mutually agree on an estimated Allocation which shall be substantially consistent with the allocation methodology set forth in Schedule 6.9(f), except to the extent otherwise required by applicable Law; provided that if Seller and Purchaser do not agree to an estimated Allocation as of the Closing Date, the Purchasing Entities shall be permitted to file any Tax Return or other document in accordance with Purchaser’s estimated Allocation. Within thirty (30) days following the Determination Date, Seller shall deliver to Purchaser a proposed final Allocation (the date of such delivery, the “Allocation Delivery Date”) and the Seller and Purchaser will cooperate in good faith to mutually agree on a final Allocation. If Purchaser and Seller cannot agree to a final Allocation within thirty (30) days of the Allocation Delivery Date, the final Allocation (including any disputed items of valuations) shall be determined by the Independent Accountant pursuant to the procedures set forth in Section 2.2(c)(iii). The final Allocation as determined between Parent and Seller, or by the Independent Accountant, as applicable, shall be referred to as the “Final Allocation.” The parties agree to file all U.S. and non-U.S. federal, state and local income Tax Returns and other filings in accordance with the Final Allocation, and none of the parties shall take any Tax position that is inconsistent with such Final Allocation (other than the Purchasing Entities prior to the date on which the Final Allocation is determined), unless required to do so by applicable Law. If there is any adjustment to the Purchase Price (as determined for U.S. federal and applicable state, local and non- U.S. Tax purposes), the parties shall modify the Final Allocation accordingly consistent with the principles set forth in the Final Allocation. (g) Section 338(g) Election and Section 338(g) Election Allocation. Notwithstanding anything to the contrary in this Agreement. the Purchasing Entities shall be permitted to make an election under Section 338(g) of the Code (a “Section 338(g) Election”) with respect to the Transferred Subsidiary. If any Purchasing Entity elects to make a Section 338(g) Election, such Purchasing Entity shall prepare an allocation of the portion of the Purchase Price (and any other amounts treated as consideration for U.S. federal (and applicable state, local and non-U.S.) Tax purposes) allocable to the assets deemed sold for U.S. federal income Tax purposes as a result of such election (the “Section 338 Allocation”), which shall be consistent with the Final Allocation (or, if not yet determined, the Allocation) and provide a copy of such Section 338 Allocation to Seller and shall consider in good faith any reasonable comments timely proposed by Seller (such final allocation determined by such Purchasing Entity, the “Final Section 338 Allocation”). The parties agree to file all federal, state and local income Tax Returns and other filings, in all respects and for all purposes in accordance with any Final Section 338 Allocations, and none of the parties shall take any Tax position (whether in Tax Returns, before any Governmental Entity charged with the collection of any income Tax, or in any judicial proceeding) that is inconsistent with such Final Section 338 Allocation unless required to do so by applicable Law. If there is any adjustment to the Purchase Price, the parties shall modify any Final Section 338 Allocations accordingly. (h) Cylance Inc. Liquidation. Neither Seller nor any of its Affiliates, including Cylance Inc., shall liquidate Cylance Inc. (as defined for U.S. federal income tax purposes,

51 including for purposes of Section 331 and Section 332 of the Code and including any deemed liquidation) prior to the determination of the Final Allocation. If, following the determination of the Final Allocation, Purchaser reasonably determines that a liquidation of Cylance Inc. may result in Purchaser’s acquisition of assets from Cylance Inc. to be treated as a tax-deferred reorganization pursuant to Section 368 of the Code, Purchaser shall promptly notify Seller and neither Seller nor any of its Affiliates, including Cylance Inc., shall liquidate Cylance Inc. (as defined for U.S. federal income tax purposes, including for purposes of Section 331 and Section 332 of the Code and including any deemed liquidation) prior to the first anniversary of the Closing Date. (i) Certain Tax Treatment. The parties further agree that none of the Purchasing Entities, Selling Entities nor any of their respective Affiliates, shall report on any Tax Return a deemed payment to a Purchasing Entity by a Selling Entity in exchange for a Purchasing Entity assuming any liabilities under James M. Pierce Corp. v. Comm., 326 F.2d 67 (8th Cir. 1964) (such deemed payment provided for under such case, the “Pierce Method”), IRS Revenue Ruling 68-112, 1968-1 CB 62, or any similar authority, in each case, with respect to any prepaid amount or deferred revenue received by the Selling Entities prior to the Closing; provided, however, that if, prior to the Closing and after consultation with a nationally recognized accounting firm, Seller reasonably determines in good faith that, solely as a result of such reporting position required by this sentence, the Selling Entities have a material state cash tax liability that such Selling Entities would not have if the parties applied the Pierce Method, Seller will provide Purchaser with access to the advice and analysis supporting that conclusion and the parties will consider in good faith utilizing an alternative methodology for reporting such prepaid amount or deferred revenue for U.S. federal and applicable state and local income tax purposes, taking into account the relative tax impact (including any cash tax burdens and reduction in tax attributes, including net operating losses) of such methodology on the Purchasing Entities and Selling Entities. 6.10 Procedure for Certain Assets Not Transferable. (a) If any Transferred Asset is not assignable or transferable at the Closing, including because of the inability to obtain the Consent of any third party (including a Governmental Entity) prior to the Closing (each such asset, a “Non-Assignable Asset”), this Agreement and the related instruments of transfer shall not constitute an assignment or transfer thereof and Purchaser shall not assume any Selling Entity’s Liabilities with respect thereto. (b) Following the Closing, Seller shall, and shall cause its Affiliates to, use commercially reasonable efforts to obtain promptly, or cause to be obtained promptly, any Consent (other than any Consent under any Antitrust Laws or other similar Laws, which shall be governed by Section 6.13) required to assign or transfer any of the Non-Assignable Assets to Purchaser. If any such Consent is not obtained prior to the Closing, the Closing shall nonetheless take place subject only to the satisfaction or waiver of the conditions set forth in Article 7, and until such time as such Consent(s) are obtained, Seller will cooperate with Purchaser to implement any arrangement reasonably acceptable to Seller and Purchaser intended to place Purchaser in the substantially identical economic position (including with respect to rights, benefits, and obligations associated with such Non-Assignable Asset) that it would have been in if such Non-Assignable Assets had been transferred to Purchaser (or another Purchasing Entity) at Closing including by providing Purchaser (or another Purchasing Entity), to the fullest extent practicable. Seller shall be responsible for any cost of obtaining Consents for Non-Assignable Assets hereunder payable to counterparties to such Non-Assignable Assets. (c) Without limiting the foregoing, until Consent to assignment of each Non- Assignable Assets is obtained, (i) Purchaser (or another Purchasing Entity) shall be considered Seller’s (or such Other Selling Entities’) agent for purposes of (A) collecting all amounts that may be due from the third party or third parties with respect to the Non-Assignable Assets; and (B) negotiating or otherwise handling

52 all disputes and issues that may arise in connection with the Non-Assignable Assets; (ii) Purchaser (or another Purchasing Entity) shall be entitled to retain all payments due from the third party or third parties under the Non-Assignable Assets; and (iii) Seller shall, and shall cause its Affiliates to, pay and remit to Purchaser (or another Purchasing Entity designated by Purchaser) all payments received in respect of the Non-Assignable Assets as promptly as reasonably practicable following receipt thereof, net of any reasonable and documented out-of-pocket costs and expenses incurred by Seller (or any Other Selling Entity) in connection with the maintenance of such Non-Assignable Asset for Purchaser’s benefit pursuant to this Section 6.10. Without prior written Consent of the other party, neither Seller (or any Other Selling Entities) nor Purchaser (or another Purchasing Entity) shall agree to any amendment, modification, extension, renewal, termination or other change in the terms of any Non-Assignable Assets, and Seller shall maintain for the use of Purchaser (or another Purchasing Entity) all benefits of such Non-Assignable Assets. 6.11 Shared Accounts Receivable. The parties recognize that the proceeds of certain Transferred Receivables may be paid to Seller or an Affiliate thereof following the Closing. Seller agrees to cooperate with Purchaser and to cause Seller’s Affiliates to cooperate in identifying and promptly reporting to Purchaser each such occurrence for a period of eighteen (18) months following the Closing Date and to take such actions as are necessary to ensure that the benefits of Transferred Receivables are received by Purchaser or an Affiliate thereof. 6.12 Wrong Pockets. (a) From and after the Closing, if any asset held by Purchaser or its Affiliates is determined to be an Excluded Asset or Purchaser or any of its Affiliates is subject to an Excluded Liability, then, at Seller’s expense, (i) Purchaser or its applicable Affiliate shall promptly return and/or transfer and convey (without further consideration payable to the Selling Entities) to Seller or the applicable Affiliate of Seller such Excluded Asset or Excluded Liability, (ii) Seller or its applicable Affiliate shall assume (without further consideration payable to the Selling Entities) such Excluded Liability and (iii) Seller and Purchaser shall, and shall cause their applicable Affiliates to, execute such documents or instruments of conveyance or assumption and take such further acts as are reasonably necessary or desirable to effect the transfer of such Excluded Asset or Excluded Liability back to Seller or its applicable Affiliate. (b) From and after the Closing, if any asset held by Seller or any of its Affiliates is determined to be a Transferred Asset or Seller or any of its Affiliates is subject to an Assumed Liability, then, at Seller’s expense, (i) Seller or its applicable Affiliate shall promptly return and/or transfer and convey (without further consideration payable to the Selling Entities) to Purchaser or the applicable Affiliate of Purchaser such Transferred Asset or Assumed Liability, (ii) Purchaser or its applicable Affiliate shall assume such Assumed Liability and (iii) Seller and Purchaser shall, and shall cause their applicable Affiliates to, execute such documents or instruments of conveyance or assumption and take such further acts as are reasonably necessary or desirable to effect the transfer of such Transferred Asset or Assumed Liability back to Purchaser or its applicable Affiliate. 6.13 Necessary Efforts; No Inconsistent Action. Subject to the terms and conditions of this Agreement, each of Purchaser and Seller will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the Transactions as soon as practicable after the date hereof. In furtherance and not in limitation of the foregoing, each party agrees to make the filings under Antitrust Law that are required to consummate the Transactions as promptly as reasonably practicable after the date hereof, to respond as promptly as reasonably practicable and advisable to requests from any Governmental Entity for additional information pursuant to Antitrust Law, and to cooperate with the other party by promptly notifying the other, and, if in writing, furnishing the other with copies of, any communication it receives from any Governmental Entity. Notwithstanding anything in this Agreement to the contrary, including any provision

53 in this Article 6, Purchaser shall not be obligated to initiate, join, defend, take any action, or otherwise participate in any Proceedings, whether judicial or administrative, in order to (a) oppose or defend against any action by any Governmental Entity to prevent or enjoin the consummation of any of the Transactions, or (b) overturn any regulatory action by any Governmental Entity to prohibit consummation of any of the Transactions, including defending any suit, action or other Proceeding brought by any Governmental Entity seeking the entry or affirmation of any injunction, order or decree that would prevent Closing. 6.14 Further Assurances. From time to time, at the Purchasing Entities’ request, whether on or after the Closing Date and without further consideration, the Selling Entities shall execute and deliver or cause to be executed and delivered by their Affiliates such further instruments of conveyance and transfer and take such other action as the Purchasing Entities reasonably may require to (a) effectively convey, transfer and assign to the Purchasing Entities title to the Transferred Subsidiary Equity Interests or the Transferred Assets, (b) effectively convey, transfer and assign to the Selling Entities or their Affiliates title to any Excluded Assets or Excluded Liabilities or (c) effectuate the Transactions. 6.15 Intercompany Liabilities. Prior to the Closing, Seller shall, after consultation with Purchaser, cause to be settled, canceled or otherwise discharged all intercompany payables and receivables between the Transferred Subsidiary, on the one hand, and Seller and its Affiliates (other than the Transferred Subsidiary), on the other hand, such that no further amounts are owed by the Transferred Subsidiary to Seller or any of its Affiliates (other than the Transferred Subsidiary) as of the Closing, without any further or continuing Liability of the Transferred Subsidiary or with respect to the Business. 6.16 Bulk Sales. The parties waive compliance with any applicable bulk sale or bulk transfer notification requirements in connection with the sale of Transferred Assets to Purchaser or any Purchasing Entity; provided that any Taxes resulting from the failure to comply with any bulk sale or bulk transfer Laws in connection with the sale of Transferred Assets to Purchaser or any Purchasing Entity shall be Indemnified Taxes. 6.17 Closing Deliverables. Seller shall cause all of the Closing deliverables required to be delivered by it pursuant to Section 7.2(e) to be delivered to Purchaser at or prior to the Closing. Purchaser shall cause all of the closing deliverables required to be delivered by it pursuant to Section 7.1(d) to be delivered to Seller at or prior to the Closing. 6.18 Audit Support. (a) For a period of six (6) months following the Closing, at Purchaser’s sole cost and expense, Seller and its Affiliates agree to furnish or cause to be furnished to Purchaser, upon request, as promptly as practicable, such information and assistance relating to the Business, the Transferred Subsidiary or the Transferred Assets, including, without limitation, access to such books and records, as is reasonably necessary for the preparation by Purchaser of audited financial statements related to the Business, the Transferred Assets and the Transferred Subsidiary. (b) Within forty-five (45) days following Closing, Seller shall deliver to Purchaser (i) a stand-alone carve-out balance sheet of the Closing and (ii) a stand-alone carve-out balance sheet of the Transferred Subsidiary as of the Closing (together, the “Closing Date Balance Sheet”). 6.19 Transferred Property Guarantee. As promptly as practicable following the Closing, Purchaser or another Purchasing Entities, as applicable, shall use reasonable best efforts to substitute itself or any of its Affiliates in all respects for Seller and its Affiliates (and cause Seller and its Affiliates to be released in respect of) all obligations of Seller and its Affiliates as guarantor of any Transferred Lease Agreement, in each case pursuant to the terms of the applicable Transferred Lease Agreement. Seller and

54 the Other Selling Entities, as applicable, shall cooperate with Purchaser and such other Purchasing Entities, as applicable, with respect to any information or documentation reasonably requested by the landlord of each Transferred Property to facilitate such substitution and release in respect of such guaranties. 6.20 Professional Services Report. On the Closing Date, Seller shall or shall cause to be delivered to Purchaser a report setting forth the professional services (the Contracts pursuant to which such professional services are performed, collectively, the “Professional Services Contracts”) that have been paid for, together with the hours that Purchaser is required to support, which report shall be broken down by country and service. 6.21 Additional Agreements. From and after the date hereof and through the Closing Date, the parties shall in good faith negotiate and use reasonable best efforts to mutually agree upon, execute and deliver (a) a Reseller, Managed Service Provider or Managed Service Provider Plus Addendum (the “Reseller Agreement”), which Reseller Agreement shall substantially be on Purchaser’s form, with modifications as may be mutually agreed by the parties and (b) a license in a form to be provided by Purchaser and negotiated between the parties, for Seller’s internal use of CYLANCE PROTECT + OPTICS for a one-year term, CYLANCE GATEWAY for a six (6)-month term and CYLANCE GUARD for a six (6)-month term (the “Commercial License” and, together with the Reseller Agreement, the “Additional Agreements”). For the avoidance of doubt, Purchaser may substitute a product licensed to Seller under the Commercial License with one or more of Purchaser’s substantially similar products. Each of the parties acknowledges and agrees that execution and delivery of the Additional Agreements is not a condition to the Closing; provided that in the event the parties have not executed and delivered any Additional Agreement as of the Closing Date, the obligations in this Section 6.21 shall continue after the Closing Date with respect to such Additional Agreement, mutatis mutandis. 7. Conditions of the Closing. 7.1 Conditions to Seller’s Obligations. Seller’s obligations to consummate the Transactions shall be subject to the satisfaction of each of the following conditions, except to the extent Seller shall have waived in writing such satisfaction: (a) Adverse Proceedings. (i) No provision of any applicable Law or regulation and no order, judgment, injunction or decree of any Governmental Entity deemed applicable to the Transactions shall be in effect which enjoins, restrains, prohibits or makes illegal the consummation of the Transactions and (ii) no suit, action, investigation, inquiry or other legal or administrative proceeding shall have been instituted by a Governmental Entity and shall remain pending on the Closing Date, which challenges the validity or legality of the Transactions. (b) Performance of Conditions and Accuracy of Representations. (i) All of the representations and warranties of Purchaser set forth in Article 5 except for the Purchaser Fundamental Representations shall be true and correct in all respects as of the Agreement Date and on the Closing Date as if made on and as of the Closing Date (except for such representations and warranties that speak specifically as of the Agreement Date or as of another date, which shall be true and correct in all respects as of such date), other than as would not have a Purchaser Material Adverse Effect. (ii) All of the Purchaser Fundamental Representations shall be true and correct in all respects on the Agreement Date and on the Closing Date as if made on and as of the Closing Date (except for such representations and warranties that speak specifically as of the Agreement Date or as of another date, which shall be true and correct in all respects as of such

55 date), other than any failure to be true and correct that Seller had actual knowledge of as of the date of this Agreement. (iii) Each of Purchaser and the Other Purchasing Entities shall have performed and complied with, in all material respects, all of Purchaser’s and the Other Purchasing Entities’ covenants and obligations under this Agreement that are required to be performed prior to or at the Closing. (c) No Purchaser Material Adverse Effect. Since the Agreement Date, there shall not have occurred any Purchaser Material Adverse Effect that is continuing. (d) Purchaser Closing Deliverables. Purchaser shall have delivered to Seller: (i) a certificate of an officer of Purchaser, dated as of the Closing Date, certifying the conditions set forth in Sections 7.1(b) and 7.1(c); (ii) the Patent License Agreement in the form attached as Exhibit A, dated as of the Closing Date (the “Patent License Agreement”), duly executed by Purchaser; (iii) the Transition Services Agreement substantially in the form attached as Exhibit C, dated as of the Closing Date (the “Transition Services Agreement”), duly executed by Purchaser; (iv) the Intellectual Property Assignment Agreement in the form attached as Exhibit D, dated as of the Closing Date (the “Intellectual Property Assignment Agreement”), duly executed by Purchaser; (v) the Strategic Customer Support Agreement substantially in the form of Exhibit F, dated as of the Closing Date (the “Support Agreement”), duly executed by Purcahser; (vi) the side letter in the form of Exhibit G, dated as of the Closing Date (the “Side Letter”), duly executed by Purchaser; and (vii) duly executed Bill of Sale and Assignment and Assumption Agreements by the requisite Purchasing Entities. 7.2 Conditions to Purchaser’s Obligations. Purchaser’s obligations to consummate the Transactions shall be subject to the satisfaction of each of the following conditions, except to the extent Purchaser shall have waived in writing such satisfaction: (a) Adverse Proceedings. No provision of any applicable Law or regulation and no order, judgment, injunction or decree of any Governmental Entity deemed applicable to the Transactions shall be in effect which enjoins, restrains, prohibits or makes illegal the consummation of the Transactions, and no suit, action, investigation, inquiry or other legal or administrative proceeding shall have been instituted by a Governmental Entity and shall remain pending on the Closing Date, which challenges the validity or legality of the Transactions.

56 (b) Performance of Conditions and Accuracy of Representations. (i) All of the representations and warranties of Seller set forth in Article 4 except for the Financial Representations and the Fundamental Representations shall be true and correct (disregarding all materiality, “Business Material Adverse Effect” or similar qualifications therein) on the Agreement Date and on the Closing Date as if made on and as of the Closing Date (except for such representations and warranties that speak specifically as of the Agreement Date or as of another date, which shall be true and correct in all material respects as of such date), other than as would not have a Business Material Adverse Effect. (ii) All of the Financial Representations and the Fundamental Representations shall be true and correct in all material respects on the Agreement Date and on the Closing Date as if made on and as of the Closing Date (except for such representations and warranties that speak specifically as of the Agreement Date or as of another date, which shall be true and correct in all material respects as of such date), other than any failure to be true and correct that Purchaser had actual knowledge of as of the date of this Agreement. (iii) Each of Seller, the Transferred Subsidiary and the Other Selling Entities shall have performed and complied in all material respects with all of Seller’s, the Transferred Subsidiary’s and the Other Selling Entities’ covenants and obligations under this Agreement that are required to be performed prior to or at the Closing. (c) No Business Material Adverse Effect. Since the Agreement Date, there shall not have occurred any Business Material Adverse Effect that is continuing. (d) Encumbrances. All Encumbrances (if any) except for Permitted Encumbrances relating to the Transferred Subsidiary Equity Interests and the Transferred Assets shall have been released in full, and Seller shall have delivered to Purchaser written evidence, in form reasonably satisfactory to Purchaser, of release of such Encumbrances. (e) Seller’s Closing Deliverables. Seller shall have delivered to Purchaser: (i) a stock transfer form(s), in a form reasonably satisfactory to Purchaser, duly executed by Transferred Subsidiary Parent, assigning the Transferred Subsidiary Equity Interests to Subsidiary Purchaser (the “Stock Transfer Form”); (ii) Bill of Sale and Assignment and Assumption Agreements in the form attached as Exhibit B, dated as of the Closing Date, for the transfer of assets in each applicable jurisdiction (collectively, the “Bill of Sale and Assignment and Assumption Agreements”), duly executed by each Selling Entity; (iii) in respect of the Transferred Subsidiary, evidence of the authority of any person or persons executing or attesting to the execution of this Agreement or any agreement or document entered into, or executed, in connection with this Agreement on its behalf; (iv) original share certificates or an indemnity for lost share certificates, in a form reasonably acceptable to Purchaser, representing the Transferred Subsidiary Equity Interests;

57 (v) such waivers or consents as Purchaser may reasonably require to enable Purchaser, or its nominees, to be registered as the holders of the Transferred Subsidiary Equity Interests; (vi) details of Transferred Subsidiary Parent’s Irish tax reference number (including evidence reasonably satisfactory to Purchaser allowing it to verify the accuracy of the number provided) which Purchaser requires for the purposes of making the relevant filing in connection with the discharge of the liability to stamp duty arising on the transfer of the Transferred Subsidiary Equity Interests; (vii) the Transition Services Agreement, duly executed by Seller; (viii) the Intellectual Property Assignment Agreement, duly executed by Seller and the Other Selling Entities, as applicable; (ix) the Support Agreement, duly executed by Seller; (x) a certificate of an officer of Seller, dated as of the Closing Date, certifying the conditions set forth in Sections 7.2(b) and 7.2(c); (xi) a certificate validly executed by the Secretary of the Transferred Subsidiary for and on behalf of the Transferred Subsidiary certifying and exhibiting the following (A) the Organizational Documents, (B) minutes of a meeting of the board of directors of the Transferred Subsidiary at which: (1) the Transferred Subsidiary authorized and approved the transaction and the registration of the transfers effected by the Stock Transfer Forms referred to in Section 7.2(e)(iv) (subject only to the payment of applicable stamp duty); (2) such persons as Purchaser may nominate are appointed as directors and officers of the Transferred Subsidiary with immediate effect from Closing; and (3) resignations of the existing directors and company secretary of the Transferred Subsidiary with immediate effect from Closing; (xii) not later than three (3) Business Days prior to the Closing, a certificate signed by Seller’s Chief Financial Officer certifying the Estimated Closing Statement; (xiii) the Patent License Agreement, duly executed by Seller; (xiv) written resignation of each of the existing directors and the company secretary of the Transferred Subsidiary to support the resignation referenced in Section 7.2(e)(xi)(3); (xv) the Side Letter, duly executed by Seller; (xvi) a valid, complete and duly executed original IRS Form W-9 or appropriate IRS Form W-8, as applicable, from each Selling Entity; and (xvii) a valid, complete and duly executed original IRS Form W-9 or appropriate IRS Form W-8, as applicable, from each payee of any Transferred Subsidiary Indebtedness or Closing Transaction Expenses. (f) Related Party Agreements. Seller shall have caused all Related Party Agreements to which the Transferred Subsidiary is a party to be terminated effective as of, or prior to, the Closing.

58 8. Survival and Indemnification. 8.1 Survival of Representations, Warranties and Covenants. (a) Subject to the other provisions of this Article 8, except with respect to claims of Fraud, (i) the representations and warranties made by Seller in this Agreement (other than the Fundamental Representations and the IP Representations) and (ii) the representations and warranties made by Purchaser in this Agreement (other than the Purchaser Fundamental Representations) shall survive the Closing until 11:59 p.m. New York time on the date that is twelve (12) months immediately following the Closing Date (the “Expiration Date”). (b) Except with respect to claims of Fraud, the IP Representations shall survive the Closing until 11:59 p.m. New York time on the date that is three (3) years immediately following the Closing Date. (c) Claims of Fraud, the Fundamental Representations and the Purchaser Fundamental Representations shall survive the Closing until 11:59 p.m. New York time on the date that is six (6) years following the Closing Date. (d) Except with respect to claims of Fraud, the Tax Representations shall survive the Closing until 11:59 p.m. New York time on the date that is sixty (60) days following the expiration of the longest statute of limitations applicable to the subject matter of such Tax Representations. (e) All covenants and agreements of the parties set forth in this Agreement that require performance in full prior to the Closing shall expire on the Expiration Date. All covenants and other agreements of the parties set forth in this Agreement that require performance from and after the Closing shall survive the Closing and shall continue in accordance with their terms. (f) Notwithstanding Sections 8.1(a) through 8.1(e), if any Indemnified Party delivers a Notice of Indemnification Claim prior to the expiration of the applicable survival period set forth Sections 8.1(a) through 8.1(e) above, as applicable, such claim shall survive until finally resolved by the parties or pursuant to Article 8 and any amounts payable hereunder are finally determined and paid. No Person shall be liable for any claim for indemnification under this Article 8 unless written notice specifying in reasonable detail the nature of the claim for indemnification is delivered by the Person seeking indemnification to the Person from whom indemnification is sought prior to the end of the applicable survival period set forth in this Sections 8.1, in which case such claim shall survive until resolved, whether or not the amount of the Losses resulting from such breach has been finally determined at the time the notice is given. It is the express intent of the parties that, if the applicable survival period for an item as contemplated by this Sections 8.1 is shorter or longer than the statute of limitations that would otherwise have been applicable to such item, then, by contract, the applicable statute of limitations with respect to such item shall be reduced to the shortened survival period or lengthened to the longer survival period, in each case, contemplated hereby. The parties further acknowledge that the time periods set forth in this Sections 8.1 for the assertion of claims under this Agreement are the result of arms-length negotiation among the parties and that they intend for the time periods to be enforced as agreed by the parties. 8.2 Indemnification Provisions. (a) From and after the Closing, subject to the terms, conditions and limitations provided in this Article 8, Seller agrees to indemnify, defend and hold harmless Purchaser and its Affiliates (which shall include the Transferred Subsidiary following the Closing) and each of their respective directors, managers, officers, employees, Affiliates, agents and Purchaser’s Representatives (collectively,

59 the “Purchaser Indemnified Parties”), from and against any and all Losses incurred, suffered or paid by the Purchaser Indemnified Parties to the extent arising out of, related to or resulting from any of the following: (i) any breach of or inaccuracy in, or failure to be true, as of the Agreement Date or as of the Closing as if made as of the Closing (except in the case of representations and warranties which by their terms speak only as of a specific date or dates, in which case such representations and warranties shall be true and correct on and as of such specified date or dates), a representation or warranty of Seller contained in this Agreement; (ii) any failure by Seller or its Affiliates to comply with its or their obligations under the Employee Automatic Transfer Legislation, to the extent arising, without limitation, from the failure to properly identify required workers as covered by such Employee Automatic Transfer Legislation; (iii) any failure by Seller or its Affiliates to comply with its or their obligations under the Law to notify or consult with any employees, labor union, works council, other labor organization or employee representatives about the proposed sale of the Business; provided that in each case, Purchaser provides Seller such information as is expressly required to comply with such obligations; (iv) any breach of or failure to perform, fulfill or comply with any covenant or agreement of Seller, any Other Selling Entity, or prior to Closing, the Transferred Subsidiary, contained in this Agreement; (v) any component of any Downwards Purchase Price Adjustment (excluding the Receivables Factor), to the extent not actually accounted as an adjustment to the Purchase Price; (vi) any Transferred Subsidiary Excluded Asset (including for the avoidance of doubt, all costs associated with transferring such Transferred Subsidiary Excluded Asset to Seller or one of its Affiliates (other than the Transferred Subsidiary); (vii) any Transferred Subsidiary Excluded Liability (including for the avoidance of doubt, all costs associated with transferring such Transferred Subsidiary Excluded Liability to Seller or one of its Affiliates (other than the Transferred Subsidiary), to the extent not actually accounted as an adjustment to the Purchase Price; (viii) any Transferred Subsidiary Excluded Contract (including for the avoidance of doubt, all costs associated with transferring such Transferred Subsidiary Excluded Asset to Seller or one of its Affiliates (other than the Transferred Subsidiary)); (ix) any Excluded Assets and any Excluded Liabilities; (x) any Fraud of Seller; (xi) regardless of the disclosure of any matter set forth in the Disclosure Schedule, any Indemnified Taxes; and (xii) the Patent Litigation Matters to the extent patent infringement of the Patents identified in the Patent Litigation Matters is directly attributable and reasonably

60 allocated to the sale of Products by a Selling Entity or the Transferred Subsidiary prior to the Closing. (b) From and after the Closing, subject to the terms, conditions and limitations provided in this Article 8, Purchaser agrees to indemnify, defend and hold harmless Seller and its Affiliates and each of its directors, managers, officers, employees, Affiliates, agents and other representatives (collectively, the “Seller Indemnified Parties” and together with the Purchaser Indemnified Parties, the “Indemnified Parties”), from and against any and all Losses incurred, suffered or paid by the Seller Indemnified Parties to the extent arising out of, related to or resulting from any of the following: (i) any breach of or failure to perform, fulfill or comply with any covenant or agreement of Purchaser contained in this Agreement; (ii) any (A) Transferred Assets, in each case of the foregoing, solely to the extent relating to the period following the Closing and, for the avoidance of doubt, expressly excluding (1) any Losses relating to or arising out of the period (or any of Seller’s or its Affiliates’ actions or inactions) prior to the Closing and (2) any Losses relating to Seller’s breach of any representations or warranties contained in this Agreement or any Transaction Agreement or (B) Assumed Liabilities; (iii) any Transferred Subsidiary Indebtedness, Closing Transaction Expenses, Transferred Subsidiary Excluded Liabilities, and the Business Prepaid Deferred Revenue, in each case of the foregoing, solely to the extent such amount is included in the Downwards Purchase Price Adjustment; (iv) all Liabilities relating to (including amounts or notice due to) all current and former Business Service Providers and other current and former employees, independent contractors, consultants, advisors, directors, service providers and retirees of Seller or its Affiliates based on or arising under such Person’s employment or engagement with Seller or its Affiliates, or the termination of such employment or engagement with Seller or its Affiliates, including any amounts due to such Persons and any Liability relating to the WARN Act and any severance or other termination-related obligations, in each case, other than the Assumed Employee Liabilities and those Liabilities with respect to the Continuing Employees that arise out of any act or omission by Purchaser or its Affiliate related to the Business or any Continuing Employee on or after Closing (other than the Assumed Employee Liabilities) but expressly excluding any act or omission that is the result (direct or indirect) of a violation of Law by any of the Selling Entities prior to Closing or a breach of the representations and warranties or covenants of the Selling Entities under this Agreement; (v) any Transfer Taxes allocated to Purchaser pursuant to Section 2.3; and (vi) any Fraud of Purchaser. 8.3 Limitations on Liability. Notwithstanding anything to the contrary contained in this Agreement: (a) there shall be no obligation to indemnify the Purchaser Indemnified Parties from and against any Losses pursuant to Section 8.2(a)(i) until the aggregate amount of indemnifiable Losses suffered by the Purchaser Indemnified Parties exceeds $1,500,000 (the “Basket”), after which Seller shall be obligated to indemnify the Purchaser Indemnified Parties from and against all indemnifiable

61 Losses, including the entire amount of the Basket; provided that the Basket shall not apply to any (i) claims with respect to any Fundamental Representations or IP Representations and (ii) claims with respect to Fraud by or on behalf of Seller or its Affiliates; (b) subject to Section 8.3(a), Seller’s aggregate liability for indemnification obligations under Section 8.2(a)(i) (other than with respect to Fraud, the Fundamental Representations and the IP Representations) shall not exceed an amount equal to ten percent (10%) of the Cash Consideration. Subject to the foregoing sentence, notwithstanding anything to the contrary, the Purchaser Indemnified Parties’ sole recourse for Seller’s indemnification obligations under Section 8.2(a)(i) (other than with respect to Fraud, the Fundamental Representations and the IP Representations) shall be set-off against and reduce the Delayed Cash Amount; (c) Seller’s aggregate liability for indemnification obligations under Section 8.2(a)(i) for the IP Representations and Section 8.2(a)(xii) shall not exceed an amount equal to $40,000,000; (d) notwithstanding anything to the contrary herein, the total aggregate amount of Seller’s liability for indemnification obligations under Section 8.2(a) shall not exceed the Purchase Price; (e) Purchaser’s total aggregate liability for indemnification obligations under Section 8.2(b) shall not exceed the Purchase Price; (f) nothing in this Agreement shall limit any party’s equitable remedies or any remedy any party may have with respect to Fraud; (g) the amount of any Losses that are subject to indemnification under this Article 8 shall be calculated net of the amount of any insurance proceeds, indemnification payments or reimbursements actually received by the Purchaser Indemnified Parties from third parties (other than Seller) in respect of such Losses (net of any costs or expenses incurred in obtaining such insurance, indemnification or reimbursement, including any increases in insurance premiums resulting from such recovery); provided that nothing in this Section 8.3(g) shall be construed as or give rise to an obligation to seek any such insurance, indemnification or reimbursement; and (h) subject to the limitations set forth in this Section 8.3, the Purchaser Indemnified Parties shall be entitled to bring indemnification claims directly against Seller pursuant to the claims procedures in Section 8.4, provided that (unless such indemnity claim is being made in respect of Fraud) any Losses with respect to such claims shall first be set-off against the Delayed Cash Amount to the extent any such amount remains payable. 8.4 Indemnification Procedures. (a) The Indemnified Party seeking indemnification under Section 8.2 shall give prompt notice in writing (a “Notice of Indemnification Claim”) to the party or parties against whom indemnity is being sought (the “Indemnifying Party”) of the assertion of any claim or the commencement of any Proceeding by any third party (a “Third Party Claim”) in respect of which indemnity may be sought thereunder. Such notice shall set forth in reasonable detail the nature and amount, if known, or the method of computation of the amount of such claim, if known, of such Third Party Claim and the basis for indemnification (taking into account the information then available to the Indemnified Party). The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced the Indemnifying Party. An

62 Indemnified Party may update a Notice of Indemnification Claim from time to time to reflect any change in circumstances following the date thereof. (b) The Indemnifying Party shall have the right, by giving written notice to the Indemnified Party not later than twenty (20) Business Days after the Indemnifying Party’s receipt of the Notice of Indemnification Claim in respect of the Third Party Claim, to assume the defense of any Third Party Claim (except that Seller shall not be permitted to assume the defense of any Third Party Claim that (i) involves any claim for non-monetary relief or criminal liability that would, in each case, only apply to the Indemnified Party, (ii) involves a Key Customer or Key Supplier, (iii) alleges an aggregate amount of Losses that is more than the then-remaining amount available under the Delayed Cash Amount or (iv) involved a Proceeding of Purchaser (or any Affiliate of Purchaser) with respect to Taxes, which shall be governed solely by Section 6.9(d)) at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided that the Indemnifying Party shall not admit liability with respect to, or settle, compromise or discharge a Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned unless such admission of liability, settlement, compromise or discharge involves any non-monetary relief or finding or admission of any violation of Law or admission of any wrongdoing by any Indemnified Party). In the event and for so long as the Indemnifying Party is contesting or defending any Third Party Claim, the Indemnified Party shall, and shall cause its Affiliates (and its and their officers and employees) to, at the sole expense of the Indemnifying Party, cooperate with the Indemnifying Party and its counsel in such contest or defense, including making available its personnel, and provide such testimony and access to its books and records, in each case to the extent relating to the Business, the Transferred Subsidiary, the Transferred Assets or the Assumed Liabilities, as shall be reasonably necessary in connection with such prosecution, contest or defense. (c) For any Third Party Claim that the Indemnifying Party has elected to assume the defense of in accordance with Section 8.4(b) above, the Indemnified Party shall have the right to participate in the defense of any Third Party Claim at its own expense with counsel selected by it. With respect to any Third Party Claims that the Indemnifying Party is permitted to assume the defense of under Section 8.4(b), if the Indemnifying Party elects not to or is unable to compromise or defend such Third Party Claim or fails to timely notify the Indemnified Party in writing of its election to defend as provided in this Agreement, the Indemnified Party may pay, compromise or defend such Third Party Claim and seek indemnification for Losses pursuant to the terms of this Article 8. If an Indemnified Party assumes the defense of a Third Party Claim in accordance with Section 8.4(b) above or this Section 8.4(c), the Indemnifying Party shall have the right to participate in the defense of such Third Party Claim (with counsel of its choice, but the fees and expenses of such additional counsel shall solely be at the expense of the Indemnifying Party, and, if the Indemnifying Party is Seller, other than with respect to any Third Party Claim that is a Proceeding of Purchaser (or any Affiliate of Purchaser) with respect to Taxes), and the Indemnified Party will not compromise or settle any such action, suit, proceeding, claim or demand without the prior written consent of the Indemnifying Party. (d) Each party shall cooperate, and cause its Affiliates to cooperate, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith; provided that in no event shall any party be required to provide or make available any documents or other information covered by attorney-client privilege, the attorney work-product doctrine or any other evidentiary privileges. (e) In the event an Indemnified Party has a claim for indemnification under Article 8 against an Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party agrees to provide a Notice of Indemnification Claim to such Indemnifying Party reasonably promptly, but

63 in any event within thirty (30) days of the occurrence of the event or circumstance giving rise to the claim. Such Notice of Indemnification Claim shall set forth in reasonable detail the nature and amount, if known, or the method of computation of the amount of such claim, if known, of such claim and the basis for indemnification (taking into account the information then available to the Indemnified Party). The failure to so provide such a Notice of Indemnification Claim to the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced the Indemnifying Party. An Indemnified Party may update a Notice of Indemnification Claim from time to time to reflect any change in circumstances following the date thereof. If the Indemnifying Party does not notify the Indemnified Party in writing within thirty (30) days following the receipt of a Notice of Indemnification Claim that the Indemnifying Party disputes its indemnification obligation to the Indemnified Party for any Losses with respect to such claim, such Losses shall be conclusively deemed a liability of the Indemnifying Party, but subject to Section 8.3. If the Indemnifying Party has timely disputed its indemnity obligation for any Losses with respect to such claim, the parties shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations after thirty (30) days or such other amount of time as the parties mutually agree, such dispute shall be resolved in accordance with Section 10.3. (f) In the event it is determined pursuant to this Article 8 that a Purchaser Indemnified Party is entitled indemnification for any Losses (“Determined Purchaser Losses”), then, subject to the limitation set forth in this Article 8, the Delayed Cash Amount shall be reduced by an amount equal to the applicable Determined Purchaser Losses. Only if the then-remaining Delayed Cash Amount, if any, is insufficient to satisfy in whole the applicable Determined Purchaser Losses, then, subject to the limitations set forth in this Article 8 and except as may be provided in Section 8.6, Seller shall pay such shortfall to the applicable Purchaser Indemnified Party in cash, via wire transfer instructions specified by Purchaser, within ten (10) Business Days following the date of such determination. (g) In the event it is determined pursuant to this Article 8 that a Seller Indemnified Party is entitled indemnification for any Losses (“Determined Seller Losses”), then Purchaser shall pay the applicable Determined Seller Losses to the applicable Seller Indemnified Party in cash, via wire transfer instructions specified by Seller, within ten (10) Business Days following the date of such determination; provided that if Seller does not pay the amount of the Determined Seller Losses as required by this Section 8.4(g), Purchaser may, in its sole discretion, unilaterally elect to cancel a portion of the Stock Consideration equal to the Determined Seller Losses and shall take all steps necessary to cancel such shares of Stock Consideration, with each such share of Stock Consideration valued at [Redacted: Private company valuation of Deemed Issue Price redacted to avoid investor confusion. Fair value will be in Seller’s financial statements.] per share. 8.5 Determination of Losses. All indemnification payments under this Article 8 shall be deemed adjustments to the Purchase Price for Tax purposes, unless otherwise required by Law. For purposes of calculating the amount of Losses incurred arising out of or relating to any breach or inaccuracy of a representation or warranty or covenant and for purposes of determining whether or not a breach has occurred, the references to “Material Adverse Effect” or other materiality qualifications (or similar or correlative terms) contained in or otherwise applicable to such representation, warranty, covenant or agreement, including as expressed in accounting concepts, shall be disregarded. For the avoidance of doubt, any Losses for indemnification under this Agreement shall be determined without duplication of recovery due to the facts giving rise to such Losses constituting a breach of more than one representation, warranty, covenant or agreement. 8.6 Set-Off. To the extent that a Purchaser Indemnified Party has made a claim for indemnification determined to be the responsibility of Seller pursuant to Section 8.4, it is expressly agreed by the parties hereto that Seller may elect to satisfy the aggregate amount of all such Losses in excess of

64 the Cash Consideration by means of the return of the Stock Consideration to Purchaser at the Deemed Per Share Purchase Price with respect to such claim for indemnification. Seller shall provide a notice to Purchaser detailing the shares of Purchaser Common Stock to be transferred to Purchaser or cancelled to satisfy all or a portion of such Losses and shall provide Purchaser with any other paperwork reasonably required by Purchaser to effect such cancellation or transfer to Purchaser on its books and records. Any portion of the Stock Consideration set-off by Purchaser in connection with a claim for indemnification determined to be the responsibility of Seller pursuant to Section 8.4 shall be permanently forfeited by Seller. Neither the exercise of nor the failure to exercise such right of set-off will constitute an election of remedies or limit the Purchaser Indemnified Parties in any manner in the enforcement of any other remedies that may be available to them. 8.7 No Contribution. Seller shall not have any right to seek indemnification, reimbursement or contribution from the Transferred Subsidiary with respect to all or any part of any matter including the indemnification obligations under this Article 8. 8.8 Claims Not Affected by Knowledge. No Purchaser Indemnified Party’s right to indemnification, reimbursement or other remedy based upon a breach of or inaccuracy in any representation, warranty, covenant or obligation hereunder shall be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) by Purchaser or Purchaser’s Representatives, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. 8.9 Exclusive Remedy. Except with respect to (a) claims for Losses involving, arising out of or resulting from Fraud, (b) claims arising out of the Transaction Agreements other than this Agreement and (c) claims for specific performance, injunctive relief or other equitable relief pursuant to Section 10.8, from and after the Closing, claims for indemnification pursuant this Article 8 shall be the sole and exclusive remedy for any claims or causes of action for money damages arising out of, based upon or resulting from any inaccuracy or breach of any representation, warranty, covenant, agreement or other obligation contained in this Agreement. 8.10 No Double Recovery. Notwithstanding anything in this Agreement to the contrary, if an Indemnified Party is entitled to a payment or other benefit under more than one provision of this Agreement (including, without limitation, pursuant to the indemnification provisions pursuant to this Article 8 or as an adjustment to the Purchase Price pursuant to Article 2) arising out of or resulting from the same set of facts or circumstances and the Indemnified Party has already received payment or otherwise received a benefit under this Agreement, in no event shall such Indemnified Party be entitled to receive a subsequent payment or benefit under any other provision of this Agreement in duplication of such prior payment or benefit. 9. Termination; Remedies. 9.1 Termination. This Agreement may be terminated at any time prior to the Closing (with respect to Section 9.1(b) through Section 9.1(d), by written notice by the terminating party to the other party): (a) by the mutual written consent of Purchaser and Seller; (b) by either Purchaser or Seller, if the Closing shall not have occurred by March 31, 2025 (the “Outside Date”); provided that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the primary cause of or resulted in the failure of the Closing to occur on or before such date;

65 (c) by either Purchaser or Seller if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Closing, unless such order, decree or ruling shall be due to the failure of the party seeking to terminate this Agreement to have fulfilled in any material respect any of its obligations under this Agreement; or (d) by Purchaser or Seller, if there has been a breach or inaccuracy of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach or inaccuracy (i) causes the conditions set forth in Section 7.2 (in the case of termination by Purchaser) or Section 7.1 (in the case of termination by Seller) incapable of being satisfied at such time and (ii) shall not have been cured within thirty (30) days following receipt by the breaching party of written notice of such breach from the other party. 9.2 Effect of Termination. Sections 6.3 and 10 shall remain in full force and effect and survive any termination of this Agreement. Except as provided in the preceding sentence, in the event of termination of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become void and have no effect, and there shall be no Liability on the part of Purchaser, Seller or their respective Affiliates, officers, directors or equityholders. Notwithstanding the foregoing, the termination of this Agreement shall not relieve any party from any Liability arising from the willful and intentional breach by such party of any of its representations, warranties or covenants set forth in this Agreement, or from Fraud. 10. Miscellaneous. 10.1 Press Releases and Communications. Seller and Purchaser shall mutually agree on and jointly release the initial press release or public announcement related to this Agreement or the Transactions (whether upon or with respect to the execution of this Agreement, the Closing or otherwise). From the Agreement Date until the earlier of the termination of this Agreement in accordance with its terms and the Closing, neither Purchaser nor Seller shall, and each shall cause its directors, officers, employees, equityholders, consultants, contractors, agents and other representatives, not to, issue or cause publication of any press release or other public announcement or make any other public statement with respect to this Agreement or the Transactions (whether upon or with respect to the execution of this Agreement, the Closing or otherwise), in each case except for public announcements or statements that are consistent with information disclosed in the initial press release or public announcement of the Transactions or in any subsequent public announcement or statement made with the other party’s prior written consent or that the other party has made, without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, except as may be required by applicable Law or stock market rule (in which case the other party shall be notified in advance and consulted with on the content of any such announcement). 10.2 Governing Law. This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of the State of New York without given effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). 10.3 Exclusive Jurisdiction. EACH PARTY AGREES THAT ANY PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE TRANSACTION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED FIRST, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (AND ANY APPELLATE COURT THEREOF LOCATED WITHIN THE SOUTHERN DISTRICT OF NEW YORK) AND TO THE EXTENT SUCH DISTRICT COURT (OR APPELLATE COURT THEREOF LOCATED WITHIN THE SOUTHERN DISTRICT OF NEW YORK) LACKS

66 JURISDICTION OVER THE MATTER, ANY STATE COURT LOCATED WITHIN NEW YORK COUNTY IN THE STATE OF NEW YORK (OR APPELLATE COURT THEREOF LOCATED WITHIN SUCH COUNTY), AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES AGREE NOT TO COMMENCE ANY PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE TRANSACTION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY EXCEPT IN SUCH COURTS AND IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MATTER PROVIDED BY LAW. 10.4 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTION AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A PROCEEDING, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.4. 10.5 Waivers. Any waiver of any of the terms or conditions of this Agreement must be in writing and must be duly executed by or on behalf of the party to be charged with such waiver. The failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Agreement at a later date. Further, no waiver of any of the terms and conditions of this Agreement shall be deemed to or shall constitute a waiver of any other term or condition hereof (whether or not similar). 10.6 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given only if done in the following ways: (w) on the day of delivery if delivered personally, (x) two (2) Business Days after the date of mailing if mailed by registered or certified first class mail, postage prepaid, (y) the next Business Day following deposit with an overnight air courier service which guarantees next day delivery or (z) on the same day, when sent by email if prior to 5:00 pm Pacific Time, and otherwise one Business Day after transmission (unless an undelivered or “bounceback” message is received by the sender), in each case to the other party at the following address

67 or email address (or to such person or persons or such other address or email address as a party may specify by notice pursuant to this provision): (a) If to Purchaser, to: Arctic Wolf Networks, Inc. 8939 Columbine Rd, Suite 150 Eden Prairie, MN 55347 Attention: Matthew Weber, Vice President & Associate General Counsel Email: matthew.weber@arcticwolf.com; legal@arcticwolf.com With a copy (which shall not constitute notice) to: Cooley LLP 3175 Hanover Street Palo Alto, CA 94304-1130 Attention: Anne Lieberman; Eric Jensen; Kate Nichols Email: alieberman@cooley.com; ejensen@cooley.com; knichols@cooley.com (b) If to Seller, to: BlackBerry Limited c/o 2200 University Avenue East Waterloo ON N2K 0A7 Attention: Phil Kurtz, Chief Legal Officer and Corporate Secretary; Tim Foote, Chief Financial Officer Email: pkurtz@blackberry.com; tfoote@blackberry.com With a copy (which shall not constitute notice) to: Morrison & Foerster LLP 4200 Republic Plaza 370 Seventeenth Street Denver, CO 80202-5638 Attention: Erik G. Knudsen; Chere C. See Email: eknudsen@mofo.com; csee@mofo.com 10.7 Amendments. This Agreement may be amended, supplemented or modified only by a writing signed on behalf of each of Purchaser and Seller. 10.8 Specific Performance; Other Remedies. The parties agree that irreparable harm would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Except as otherwise set forth herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy.

68 10.9 Expenses. Except as expressly set forth in this Agreement, Purchaser shall bear the expenses of Purchaser in connection with this Agreement and the transactions to effectuate this Agreement. Except as expressly set forth in this Agreement, Seller shall bear the expenses of the Selling Entities and the Transferred Subsidiary in connection with this Agreement and the transactions to effectuate this Agreement, including, without limitation, financial advisors’, attorneys’ and accountants’ fees, if any, in connection with the transactions to effectuate this Agreement, with the amount of Transaction Expenses (if any) to adjust the Purchase Price in accordance with Section 2.1 and Section 2.2. 10.10 Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the exhibits and schedules hereto, including the Disclosure Schedule, the other Transaction Agreements and the Confidentiality Agreement, together constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. 10.11 Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. 10.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format (and including, without limitation, any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery shall be considered valid, binding and effective for all purposes. 10.13 Parties in Interest; Assignment. Subject to Section 10.16, nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties and their permitted assignees, any rights or remedies under or by reason of this Agreement, except for the Indemnified Parties, which are express third party beneficiaries of Article 8. No assignment of this Agreement or any rights hereunder by any party shall be given any effect without the prior written consent of the other party; provided that without any party’s consent, Purchaser may assign, in whole or in part, any of its rights to one or more of Purchaser’s Affiliates; provided, further, that Purchaser shall remain responsible for its obligations hereunder. Subject to the preceding sentences, this Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns. 10.14 Exhibits and Schedules; Interpretation. The headings contained in the Transaction Agreements or in any Exhibit or Schedule thereto and in the table of contents to any such Transaction Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of such Transaction Agreement. All Exhibits and Schedules annexed to or referred to in any Transaction Agreement are hereby incorporated in and made a part of such Transaction Agreement as if set forth in full therein. Each capitalized term or other term that is defined in this Agreement has the meaning specified in this Agreement. Each capitalized term used in any Schedule or Exhibit but not otherwise defined therein, has the meaning specified in the applicable Transaction Agreement or this Agreement. When a reference is made in any Transaction Agreement to a Section, Subsection, Article, Exhibit or Schedule, such reference shall be to a Section, Subsection or Article of, or an Exhibit or Schedule to, such Transaction Agreement unless otherwise indicated. For all purposes under the Transaction Agreements, (a) definitions of terms shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the terms

69 “include,” “includes” and “including” shall be deemed followed by the words “without limitation,” (d) the words “hereof,” “herein” and “hereunder” and words of similar import shall refer to the applicable Transaction Agreement as a whole and not to any particular provision of such Transaction Agreement, (e) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and shall not simply mean “if,” (f) the word “or” shall not be exclusive and shall be deemed to mean “and/or” unless the context otherwise requires and (g) the phrases “delivered” or “made available,” when used in this Agreement, means that the information referred to has been electronically posted in the virtual data room established by Seller in connection with the Transactions as of twenty-four (24) hours prior to the Agreement Date. The symbol “$” and the word “dollar” means the lawful money of the United States of America. In the event of any conflict between this Agreement and any other Transaction Agreement, the terms of this Agreement shall control, except to the extent otherwise necessary under applicable Law. The parties have participated jointly in the negotiating and drafting of each Transaction Agreement. If an ambiguity or a question of intent or interpretation arises, each Transaction Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of any Transaction Agreement. Except for the representations and warranties contained in Article 5 or the Transaction Agreements, the Selling Entities acknowledge that none of Purchaser or any of its Affiliates, stockholders, directors, officers, employees, agents or representatives, nor any other Person, made or shall be deemed to have made, and no Selling Entity has relied on, any representation or warranty to the Selling Entities or any of their respective stockholders, members, directors, managers, officers, employees, agents or representatives, express or implied, at Law or in equity, including as to the accuracy and/or completeness of any information (including, without limitation, any estimates, projections or forecasts) provided or otherwise made available to the Selling Entities or any of their respective directors, managers, officers, employees, Affiliates, controlling persons, equityholders, agents, advisors or representatives (including, without limitation, in any virtual data room, management presentations or other materials or information with respect to any of the above), regarding Purchaser, the Purchasing Entities or the subject matter of this Agreement. Except for the representations and warranties contained in Article 4 (including for the avoidance of doubt the Disclosure Schedule) or the Transaction Agreements, Purchaser, the Purchasing Entities and each of their Affiliates acknowledges that none of the Selling Entities, or any of their respective Affiliates, stockholders, directors, officers, employees, agents or representatives, nor any other Person, made or shall be deemed to have made and neither Purchaser nor the Purchasing Entities has relied on, any representation or warranty to Purchaser or the Purchasing Entities or any of their respective stockholders, members, directors, managers, officers, employees, agents or representatives, express or implied, at Law or in equity, including as to the accuracy and/or completeness of any information (including, without limitation, any estimates, projections or forecasts) provided or otherwise made available to Purchaser, the Purchasing Entities or any of their respective directors, managers, officers, employees, Affiliates, controlling persons, equityholders, agents, advisors or representatives (including, without limitation, in any virtual data room, management presentations or other materials or information with respect to any of the above), regarding Seller, the Selling Entities or the subject matter of this Agreement. 10.15 Severability. If any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions shall be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect. 10.16 Attorney-Client Privilege. Recognizing that Morrison & Foerster LLP, McCann FitzGeralds LLP and McCarthy Tétrault LLP and (collectively “Seller Counsel”) has acted as legal counsel to Seller and its Affiliates, (a) Purchaser hereby agrees to, and to cause its Affiliates to, waive any conflicts that may arise in connection with Seller Counsel representing Seller or any of its Affiliates after the Closing and (b) attorney-client communications between Seller Counsel, on the one hand, and Seller and its Affiliates (including their employees), on the other hand, solely to the extent relating to the Transferred

70 Subsidiary regarding this Agreement and the Transactions and not related to any other matter related to Seller or the Business, and to the extent such communications are subject to attorney-client privilege (collectively, the “Privileged Communications”), Seller and Purchaser, together with any of their respective successors or assigns, agree that Seller may and Purchaser, together with any of its respective successors or assigns, may not reference any of the Privileged Communications in any action or claim between (i) Seller, on the one hand, and (ii) Purchaser and its Subsidiaries, on the other hand, after the Closing, other than a claim alleging Fraud. 10.17 Performance of Obligations by Affiliates. Any obligation of Seller under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Seller’s sole and exclusive option, either by Seller directly or by any Affiliate of Seller that Seller causes to satisfy, meet or fulfill such obligation, in whole or in part. Any obligation of Purchaser under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Purchaser’s sole and exclusive option, either by Purchaser directly or by any Affiliate of Purchaser that Purchaser causes to satisfy, meet or fulfill such obligation, in whole or in part. With respect to any particular action, the use of the words “Seller will” also means “Seller will cause” the particular action to be performed, and the use of the words “Purchaser will” also means “Purchaser will cause” the particular action to be performed. Each of the parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such party under the terms and conditions of this Agreement. 10.18 Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Section 4; and the disclosure in any such numbered and lettered Section of the Disclosure Schedule shall qualify only the corresponding subsection in this Section 4 (except to the extent disclosure in any numbered and lettered Section of the Disclosure Schedule is specifically cross-referenced in another numbered and lettered Section of the Disclosure Schedule or to the extent that it is reasonably apparent on its face that such disclosure should qualify or apply to such other sections and subsections). 11. Certain Definitions. For purposes of this Agreement: 11.1 “[Redacted: Vendor contracts subject to third party confidentiality obligations.] Contract” means that certain Agreement for the Provision of ADP Streamline Services, dated as of December 14, 2015, by and between ADP International Services B.V. and Cylance Inc., as amended. 11.2 “Affiliate” means, as to any Person, any other Person that is controlling, controlled by or under common control with such Person. For purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management, policies or affairs of a Person by reason of ownership of voting equity interests, contract or otherwise. 11.3 “Antitrust Laws” means any applicable supranational, national, federal, state, county, local or foreign antitrust, competition or trade regulation Law that is designed or intended to prohibit, restrict, regulate or investigate actions having the purpose or effect of monopolization, attempted monopolization, abuse of dominance, restraint of trade, or lessening competition through merger or acquisition, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Sherman Antitrust Act of 1890, the Clayton Act of 1914 and the Federal Trade Commission Act, in each case, as amended, and antitrust, competition or trade regulation Laws of any jurisdiction other than the United States and all Laws relating to foreign investment or national security matters.

71 11.4 “Assumed Employee Liabilities” means, without duplication, as of immediately following Closing: (a) all Liabilities under or in connection with any notice and severance arrangements, stay bonuses, incentive bonuses, retention payments, transaction bonuses, termination and change of control arrangements, all statutory and contractual tenure-based benefits and similar obligations that (i) would have been owed to any Continuing Employee or triggered, either automatically or with the passage of time or a subsequent event, by or in connection with the Transactions if such Continuing Employee had been terminated by Seller or its Affiliates (as applicable) at Closing and (ii) are not otherwise required by Law to be paid by Seller in accordance with Section 6.6(g), in each case other than by reason of actions affirmatively taken by the Purchasing Entities, the Transferred Subsidiary or their respective Affiliates after the Closing or by the Purchasing Entities and its Affiliates (or at the direction of the Purchasing Entities and its Affiliates) on or prior to Closing only to the extent the actions of the Purchasing Entities are not otherwise required by Law and not relating to any actions or inactions of Seller or its Affiliates prior to Closing; (b) the accrued pre-Closing portion of any annual bonus payable to any Continuing Employee with respect to the year in which the Closing occurs (calculated based on the aggregate target payments, or, if higher, the actual performance as of the Closing Date, for all bonuses in respect of the year in which the Closing occurs prorated by the number of days that have elapsed through the Closing Date for the year in which the Closing occurs); (c) solely with respect to Continuing Employees employed by the Transferred Subsidiary, unpaid salary, wages, accrued vacation and paid time off, in respect of the pre-Closing period, whether due and payable prior to or after Closing; (d) to the extent not already included in (a) through (c) the liabilities set forth on Schedule 11.4 to this Agreement; and (e) the employer portion of any payroll, social security, unemployment or similar Taxes incurred in connection with Liabilities under clauses (a), (b), (c) and (d) hereof (whether paid at, prior to, or following the Closing Date and whether payable by the Purchasing Entities, the Transferred Subsidiary or any of their Affiliates). For the avoidance of doubt, (x) none of the amounts required to be paid by Seller pursuant to Section 6.6(g) shall be deemed “Assumed Employee Liabilities” hereunder and (y) in no event shall the aggregate amount of all Liabilities for severance arrangements hereunder exceed $12,000,000 (the “Assumed Severance Liabilities”). 11.5 “Business Day” means each day that is not a Saturday, Sunday or other day on which commercial banks are required or authorized by Law to be closed in New York, New York. 11.6 “Business Material Adverse Effect” means any state of facts, circumstance, condition, change, event or effect (each, an “Effect”) (whether or not covered by insurance) that, individually or in the aggregate, has or would reasonably be expected to result in a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities, operations or results of operations of the Business taken as a whole, or (b) the ability of each of the Selling Entities, in a timely manner, to perform its obligations under, or to consummate the Transactions, other than, any state of facts, circumstance, condition, change, event or effect relating to (i) general national or international economic, political or social conditions or securities, credit, financial or other capital markets conditions, (ii) any events or developments in international diplomatic or trade relations, (iii) any changes in conditions in or

72 affecting the industries and markets in any of the geographic areas in which the Business operates, (iv) the failure to meet any forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that facts or circumstances giving rise to or contributing to such failure may be deemed to constitute or taken into account in determining whether there has been a Business Material Adverse Effect), (v) any natural disaster or weather developments, manmade disasters, any outbreak, pandemic or epidemic of disease, or other acts of God or other force majeure events (including material worsening of such matters threatened or existing as of the date hereof and any responses to any such matters), or any acts or threats of terrorism or sabotage, military action or war or any escalation or worsening thereof, (vi) changes (after the Agreement Date) or proposed changes in applicable Laws or any change in the interpretation thereof or the adoption or addition of any new Laws or rules or the recission, expiration or retirement of any current Law or rule, or accounting principles or the interpretation thereof, (vii) the execution of this Agreement, the announcement of this Agreement, the pendency or consummation of the Transactions or the identity of Purchaser or any of its Affiliates, (viii) the compliance by any party with the express terms of this Agreement, including the taking or omission of any action specifically required by this Agreement and the other agreements contemplated hereby or consented to or requested by Purchaser or its Affiliates, (ix) any Effect disclosed in the Disclosure Schedule, (x) any Effect that Purchaser had actual knowledge of as of the date of this Agreement, (xi) any Effect resulting from any breach of this Agreement by Purchaser and (xi) any Effect that is cured prior to the Closing; provided that any state of facts, circumstance, condition, change, event or effect set forth in clauses (i), (ii), (iii), (v) or (vi) of this definition shall be taken into account in determining whether there has been or would reasonably be expected to be a Business Material Adverse Effect to the extent such state of facts, circumstance, condition, change, event or effect has a disproportionate impact on the Business, the Transferred Subsidiary, the Transferred Assets and the Assumed Liabilities, taken as a whole, relative to other Persons in the industry in which the Business operates. 11.7 “Business Service Providers” means each employee (a) of the Transferred Subsidiary or (b) who is listed on Schedule 11.7. 11.8 “Cash Consideration” means an amount equal to the sum of the Upfront Cash Consideration and the Delayed Cash Amount, as adjusted in accordance with Section 2.1, Section 2.2 and Article 8 hereof. 11.9 “Code” means the Internal Revenue Code of 1986, as amended. 11.10 “Consent” means any consent, waiver, approval, authorization, or order of a third party. 11.11 “Continuing Employee” means (a) each Offered Employee who signs an Offer Letter presented by Purchaser (or its designated Affiliate or employer of record) and, if applicable, a Tripartite Agreement presented by Seller and Purchaser (or its designated Affiliate or employer of record) prior to Closing, does not rescind such Offer Letter or Tripartite Agreement prior to Closing, and becomes an employee of Purchaser (or its designated Affiliate or employer of record) as of immediately following the Closing and (b) each employee of the Transferred Subsidiary as of immediately following the Closing. 11.12 “Contract” means any contract, instrument, agreement or other legally binding commitment or arrangement, whether written or oral. 11.13 “Deemed Per Share Purchase Price” means $[Redacted: Private company valuation of Deemed Issue Price redacted to avoid investor confusion. Fair value will be in Seller’s financial statements.] .

73 11.14 “Employee Automatic Transfer Legislation” means any Law related to the automatic transfer, or liability related to transfer, of employees in connection with the transfer of undertakings, businesses or parts of businesses, or acquisition, sales or mergers, including in the European Union the Council Directive 2001/23/EC of 12 March 2001 on the approximation of the laws of the Member States (as defined therein) relating to the safeguarding of employees’ rights in the event of transfers of undertakings, businesses or parts of businesses (and its amendments) (collectively referred to as “Acquired Rights Directive”), the legislation and regulations of any EU Member State implementing such Acquired Rights Directive and other similar or comparable employee transfer Laws, such as employer substitution Laws, related to the transfer, or liability related to transfer, of employees. 11.15 “Employee Plan” means “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), whether or not subject to ERISA, and each employment, severance or similar contract, plan, arrangement or policy and each other written or unwritten plan or arrangement providing for compensation, bonuses, profit- sharing, stock option, phantom stock, equity compensation, or other stock and equity related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, 401(k), Personal Retirement Savings Account, pension, health, medical or life insurance benefits) which is maintained, administered, paid for or contributed to by any Selling Entity or the Transferred Subsidiary for the benefit of, or for which any Selling Entity or the Transferred Subsidiary could have any Liability (contingent or otherwise), its respective current or former Business Service Providers; provided that the term “Employee Plans” shall not include, or be deemed to include or reference, (a) any plan to which contributions are mandated by a Governmental Entity or applicable Laws or (b) any plans which exclusively relate to any employees or service providers of any Selling Entity who are not Business Service Providers. 11.16 “ERISA Affiliate” mean, with respect to any entity, any trade or business, whether or not incorporated, that, together with the Transferred Subsidiary, would be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code. 11.17 “Financial Representations” means the representations and warranties contained in Section 4.6. 11.18 “Fraud” means, with respect to any Person, common law fraud under Delaware law with respect to the representations and warranties in this Agreement made by such Person (and with respect to Seller, including as modified by the Disclosure Schedule). 11.19 “Fundamental Representations” means the representations and warranties contained in Sections 4.1 (Organization and Qualification), 4.2 (Authority and Binding Obligation), 4.3 (Capitalization of Transferred Subsidiary and Seller), 4.4 (No Conflicts), 4.5 (Governmental Approvals and Consents), 4.7 (No Undisclosed Liabilities), 4.23 (Brokers’ and Finders’ Fees), 4.24 (Transferred Subsidiary Operations; Title to Assets; Sufficiency of Assets). 11.20 “GAAP” means generally accepted accounting principles in the United States. 11.21 “Governmental Entity” means any government, court, governmental or supra- governmental department, commission, council, board, regulatory or administrative body, agency, bureau, instrumentality, any governmental, quasi-governmental or supra-Governmental Entity or municipality or political or other governmental subdivision, self-regulating authority, branch, authority, official, agency, division, and any court, tribunal, magistrate, arbitrator or judicial body of the United States of America,

74 foreign country or multi-national organization, in each case, whether federal, state, city, county, local, provincial, or any foreign jurisdiction, state, provincial, county, municipality or local governmental unit thereof, including any Tax Authority. 11.22 “GST/HST” means the goods and services/harmonized sales tax imposed under Part IX of the Excise Tax Act (Canada) and the regulations made thereunder, as amended from time to time, or any VAT which is equivalent or similar to GST/HST imposed by any country other than Canada. 11.23 “Indemnified Taxes” means, without duplication, the following Taxes: (a) all Taxes of the Selling Entities, or any of their Affiliates (other than the Transferred Subsidiary), for any Tax period or portion thereof, including (x) any Taxes or Liabilities resulting from the failure to comply with any bulk sale or bulk transfer Laws in connection with the sale of Transferred Assets to Purchaser or any Purchasing Entity, including Taxes or Liabilities attributable to the waiver of any bulk sale or bulk transfer notification requirements pursuant to this Agreement, and (y) any Taxes of another Person for which the Selling Entities are liable as a result of: (i) having been a member of an affiliated, consolidated, combined, unitary or other group of entities filing any Tax Return or liable for any Tax on a group basis, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local or foreign Tax Law or (ii) any transferee or successor liability, or pursuant to any Contract or Law; (b) all Taxes imposed on or with respect to the Business, Transferred Assets, Continuing Employees, or the Assumed Liabilities for any Pre-Closing Tax Period (other than Transfer Taxes allocated to Purchaser pursuant to Section 2.3), with any such Taxes for any Straddle Period allocated in accordance with Section 6.9(b) of this Agreement, and all Taxes related to the Excluded Assets or Excluded Liabilities for any Tax period; (c) all Taxes imposed on the Transferred Subsidiary or for which the Transferred Subsidiary may otherwise be liable, in each case, that are attributable to any Pre-Closing Tax Period (including such Taxes that are not yet due and payable), allocated for any Straddle Period in accordance with Section 6.9(b) of this Agreement; (d) all Taxes imposed on the Transferred Subsidiary as a result of entry into this Agreement or the Closing; (e) any Taxes imposed on the Transferred Subsidiary, or for which the Transferred Subsidiary is liable, as a result of having been a member of an affiliated, consolidated, combined, unitary or other group of entities filing any Tax Return or liable for any Tax on a group basis on or prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local or foreign Tax Law; (f) Taxes imposed on the Transferred Subsidiary, or for which the Transferred Subsidiary is liable, as a transferee, successor, by Contract or pursuant to any Law, which Taxes relate to a Contract entered into, or transaction or event occurring, prior to the Closing; (g) any Transaction Payroll Taxes; and (h) any withholding Taxes resulting from the payee’s status or identity and arising in connection with any payment required to be made pursuant to, or arising as a result of, the Transactions. 11.24 “IP Representations” means the representations and warranties contained in Section 4.12. 11.25 “Irish Lease Agreement” means that certain Lease, dated as of November 1, 2021, among Progressive City Developments Limited, as landlord, Cylance Ireland Limited, as tenant, and BlackBerry Limited, as guarantor, as amended. 11.26 “IRS” means the U.S. Internal Revenue Service. 11.27 “knowledge” (or any derivation thereof) as applied to Seller means the actual knowledge of each of Nathan Jenniges (Senior Vice President and General Manager, Cybersecurity), Julian Robertson (Vice President and General Counsel, Cybersecurity), Tim Foote (Chief Financial Officer) and Jennifer Armstrong-Owen (Senior Vice President/Chief People Officer).

75 11.28 “Law” means any law, treaty, statute, ordinance, rule, principle of common law or equity, code or regulation of a Governmental Entity or judgment, decree, order, writ, award, injunction, judicial or administrative process or determination of an arbitrator or court or other Governmental Entity. 11.29 “Liabilities” means any debt, liability, commitment or obligation (whether pecuniary or not, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due). 11.30 “Losses” means any damage, liability, demand, cost, deficiency, Tax, penalty, fine, or any other actual loss or other expenses of whatever kind (including reasonable and documented attorneys’ and experts’ fees actually incurred in connection therewith and amounts paid in investigation, defense or settlement of any of the foregoing), whether or not arising out of a Third Party Claim, but excluding any punitive damages unless such damages are payable to a third party. 11.31 “Offer Letter” means an offer letter or agreement for employment with Purchaser (or its designated Affiliate or employer of record) and the other standard employment documents (including proprietary assignment and confidentiality agreements), or (for non-employees of Seller or its Affiliates) an offer for engagement, executed by Purchaser’s employees in the Ordinary Course, in each case, contingent and effective on the Closing. 11.32 “Offered Employees” means the Business Service Providers who receive an Offer Letter from Purchaser (or its designated Affiliate or employer of record) and, if applicable, a Tripartite Agreement from Seller (or its designated Affiliate) and Purchaser (or its designated Affiliate or employer of record) prior to the Closing Date. 11.33 “[Redacted: Vendor contracts subject to third party confidentiality obligations.] Consulting Agreement SOW” means that certain Statement Work [Redacted: Vendor contracts subject to third party confidentiality obligations.], dated as of June 20, 2022, under that certain Master Services Agreement, dated as of January 16, 2020, by and between BlackBerry Limited and [Redacted: Vendor contracts subject to third party confidentiality obligations.], in each case as amended. 11.34 “Non-Continuing Employee Expenses” means all wages, accrued vacation and paid time off, expense reimbursements, notice or pay in lieu of notice, severance, termination payment, bonuses, commission and all other compensation, payments and benefits owed to each Non-Continuing Employee. 11.35 “Non-Continuing Employees” means each Business Service Provider who is not a Continuing Employee. 11.36 “Patent Litigation Matters” means the matters disclosed on Schedule 11.36 to this Agreement. 11.37 “Permitted Encumbrances” means (a) statutory liens for Taxes, assessments and other governmental charges that are not yet delinquent or that are being contested by appropriate Proceedings in each case as set forth on Schedule 11.37(a), (b) Encumbrances disclosed on or reflected in the Financial Statements, (c) Encumbrances incurred or deposits made in the Ordinary Course in connection with workers’ compensation, unemployment insurance or other types of social security in each case as set forth on Schedule 11.37(c), (d) Encumbrances incurred in the Ordinary Course securing Liabilities that are not material to the Business which amount to less than $100,000 in the aggregate, (e) Encumbrances affecting the assets or property of the Business that are to be discharged in connection with the Closing,

76 (f) Encumbrances created by or with the prior written consent of Purchaser after Seller has provided in writing to Purchaser that such Encumbrances would be deemed Permitted Encumbrances, (g) non-exclusive licenses granted to customers in the Ordinary Course and (h) Encumbrances deemed to be created by any of the Transaction Agreements. 11.38 “Person” means any individual, firm, corporation, general or limited partnership, limited liability company, trust, business trust, joint stock company, joint venture, unincorporated organization, sole proprietorship, firm, association or other entity or organization (whether or not a legal entity), including any Governmental Entity, and shall include any successor (by merger or otherwise) of such entity. 11.39 “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date (or with respect to any Straddle Period, the portion of such Straddle Period ending on or before the Closing Date). 11.40 “Purchase Price” means the aggregate consideration to be paid by Purchaser in connection with the Transactions which shall be equal to (a) the Upfront Cash Consideration plus (b) the Upwards Purchase Price Adjustment, minus (c) the Downwards Purchase Price Adjustment, plus (d) the Stock Consideration having a value equal to $[Redacted: Private company valuation of Deemed Issue Price redacted to avoid investor confusion. Fair value will be in Seller’s financial statements.], plus (e) the Delayed Cash Amount, as further adjusted in accordance with the Agreement. 11.41 “Purchaser Fundamental Representations” means the representations and warranties contained in Section 5.1 (Organization and Qualification), Section 5.2 (Authority and Binding Obligation), Section 5.3 (No Conflicts), Section 5.4 (Governmental Approvals and Consents), Section 5.6 (Valid Issuance of Shares), Section 5.10 (No Financing) and Section 5.11 (Brokers’ and Finders’ Fees) of this Agreement. 11.42 “Purchaser Material Adverse Effect” means any Effect (whether or not covered by insurance) that, individually or in the aggregate, has or would reasonably be expected to result in a material adverse effect on (a) the business, condition (financial or otherwise), assets, liabilities, operations or results of operations of Purchaser and its Subsidiaries, taken as a whole, or (b) the ability of each of the Purchasing Entities, in a timely manner, to perform its obligations under, or to consummate the Transactions, other than, any state of facts, circumstance, condition, change, event or effect relating to (i) general national or international economic, political or social conditions or securities, credit, financial or other capital markets conditions, (ii) any events or developments in international diplomatic or trade relations, (iii) any changes in conditions in or affecting the industries and markets in any of the geographic areas in which Purchaser and its Subsidiaries operate, (iv) the failure to meet any forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood that facts or circumstances giving rise to or contributing to such failure may be deemed to constitute or taken into account in determining whether there has been a Purchaser Material Adverse Effect), (v) any natural disaster or weather developments, manmade disasters, any outbreak, pandemic or epidemic of disease, or other acts of God or other force majeure events (including material worsening of such matters threatened or existing as of the date hereof and any responses to any such matters), or any acts or threats of terrorism or sabotage (including by cyberattack), military action or war or any escalation or worsening thereof, (vi) changes (after the Agreement Date) or proposed changes in applicable Laws or any change in the interpretation thereof or the adoption or addition of any new Laws or rules or the recission, expiration or retirement of any current Law or rule, or accounting principles or the interpretation thereof, (vii) the execution of this Agreement, the announcement of this Agreement, the pendency or consummation of the Transactions or the identity of Seller of any of its Affiliates, (viii) the compliance by any party with the express terms of this Agreement, including the taking or omission of any action specifically required by

77 this Agreement and the other agreements contemplated hereby or consented to or requested by Seller or its Affiliates, (ix) any Effect that Seller had actual knowledge of as of the date of this Agreement, (x) any Effect resulting from any breach of this Agreement by Seller and (xi) any Effect that is cured prior to the Closing; provided that any state of facts, circumstance, condition, change, event or effect set forth in clauses (i), (ii), (iii), (v) or (vi) of this definition shall be taken into account in determining whether there has been or would reasonably be expected to be a Purchaser Material Adverse Effect to the extent such state of facts, circumstance, condition, change, event or effect has a disproportionate impact on Purchaser and its Subsidiaries, taken as a whole, relative to other Persons in the industry in which Purchaser and its Subsidiaries operate. 11.43 “Securities” means shares of capital stock, units, membership interests or other outstanding equity interests or securities. 11.44 “Specified Accounts Receivable” means any accounts receivable outstanding as of the Closing to the extent such accounts receivable relate solely to (a) Contracts (other than Specified Excluded Contracts) for the provision of services of the Business or the Transferred Subsidiary, (b) the provision of services of the Business or the Transferred Subsidiary under such Contracts and (c) the provision of such services of the Business or the Transferred Subsidiary that are to be performed prior to the Expiration Date. 11.45 “Specified Excluded Contracts” means, collectively, that certain (a) Strategic Framework Agreement, dated as of November 16, 2023, by and between Seller and the [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] (as amended) and (b) Contract (No. [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]), dated as of March 31, 2023, by and between Seller and [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]. 11.46 “Straddle Period” means any Tax period beginning before or on the Closing Date and ending after the Closing Date. 11.47 “Subsidiary” of any Person means a corporation, company or other entity (a) more than fifty percent (50%) of whose outstanding shares or Securities (representing the right to vote for the election of directors or other managing authority of such Person) are, or (b) which does not have outstanding shares or Securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than fifty percent (50%) of whose ownership interest representing the right to make decisions for such entity is, now or hereafter owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists. 11.48 “Tax” (and collectively “Taxes”) means: any national, federal, state, local, municipal, foreign, or other tax, charge, fee, duty (including stamp duty and customs duty), levy, or assessment, including any income, gross receipts, net proceeds, alternative or add-on minimum, corporation, ad valorem, turnover, real property, personal property (tangible or intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, profits, occupational, premium, interest equalization, windfall profits, severance, license, registration, payroll, environmental, unclaimed property, capital stock, capital duty, disability, estimated gains, capital, indirect capital gains, wealth, welfare, employee’s income withholding, other withholding, unemployment, equalization levy, or social security tax, or any other tax of whatever kind (including for the avoidance of doubt, any amount required to be refunded to such an authority, body, court, tribunal or official in respect of the temporary wage subsidy or wage subsidy payment as referred to in the Emergency Measures in the Public Interest (COVID-19) Act 2020 or Financial Provisions (COVID-19) (No. 2) Act 2020 respectively,

78 any duty, fee, assessment, impost, or other charges in the nature of or in lieu of any tax), including any surcharge, interest, fines, penalties, or additions resulting from, attributable to, or incurred in connection with any such items. 11.49 “Tax Authority” means any Governmental Entity (including, without limitation, the Revenue Commissioners of Ireland) with the authority to monitor, oversee, impose, regulate, administer, assess or collect Taxes or administer any Laws relating to Taxes. 11.50 “Tax Contest” means any inquiry, audit, suit, conference, action, assessment, adjustment or proposed adjustment, investigation, claim, administrative or judicial proceeding, or other similar event or action with a Tax Authority. 11.51 “Tax Representations” means the representations and warranties contained in Section 4.10. 11.52 “Tax Return” means any return, declaration, report, claim for refund, information return or other document (including any schedules or amendments thereto) filed or required to be filed or supplied to a Tax Authority in connection with the determination, assessment, collection or payment of Taxes or as otherwise required by Laws relating to any Tax. 11.53 “TCA” means the Taxes Consolidation Act 1997, as amended. 11.54 “Transaction Agreements” means this Agreement, the Patent License Agreement, the Bill of Sale and Assignment and Assumption Agreements, the Transition Services Agreement, the Intellectual Property Assignment Agreement, the Support Agreement, the Side Letter, and all other agreements, certificates or instruments executed and delivered in connection with the Transactions. 11.55 “Transaction Payroll Taxes” means the employer portion of payroll or employment Taxes incurred in connection any compensatory payments made in connection with the transactions contemplated pursuant to this Agreement, whether payable by the Selling Entities, the Purchasing Entities, the Transferred Subsidiary or any agent or Subsidiary of the foregoing, and regardless of when paid or accrued. 11.56 “Transactions” means the transactions contemplated by this Agreement and the other Transaction Agreements. 11.57 “Transferred Contracts” has the meaning set forth in Schedule 1.2-A. 11.58 “Transferred Subsidiary Excluded Asset” means all assets of the Transferred Subsidiary which are not used in connection with the Business and listed in Part A of Section 4.24(a) of the Disclosure Schedule. 11.59 “Transferred Subsidiary Excluded Contract” means all Contracts to which the Transferred Subsidiary is a party to, on or prior to Closing, which do not relate to, and are not used in connection with, the Business and listed in Part A of Section 4.24(a) of the Disclosure Schedule. 11.60 “Transferred Subsidiary Excluded Liabilities” means all liabilities related to claims, causes of action, litigation or other Proceedings currently pending against the Transferred Subsidiary, or which may arise in the future, to the extent to which they (a) relate to or arise from the period prior to Closing and (b) do not relate to the operation, activities or conduct of the Business prior to Closing, including those assets listed in Part A of Section 4.24(a) of the Disclosure Schedule.

79 11.61 “Transferred Subsidiary Indebtedness” means all Indebtedness of the Transferred Subsidiary as of immediately prior to the Closing and listed in Part A of Section 4.24(a) of the Disclosure Schedule. 11.62 “Tripartite Agreement” means an agreement, including any appendices and other related documents, to transfer the employment of a Business Service Provider to Purchaser (or its designated Affiliate or employer of record) to be executed by Purchaser (or its designated Affiliate or employer of record), Seller (or its designated Affiliate), and such Business Service Provider. [Remainder of Page Intentionally Blank]

[Signature Page to Equity and Asset Purchase Agreement] IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. PURCHASER: Arctic Wolf Networks, Inc. By: /s/ Nicholas Schneider Name: Nicholas Schneider Title: Chief Executive Officer SUBSIDIARY PURCHASER: Arctic Wolf Networks International, Inc. By: /s/ Andrew Hill Name: Andrew Hill Title: President

[Signature Page to Equity and Asset Purchase Agreement] IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. SELLER: BlackBerry Limited By: /s/ John Giamatteo Name: John Giamatteo Title: Chief Executive Officer TRANSFERRED SUBSIDIARY PARENT: BlackBerry UK Limited By: /s/ John Giamatteo Name: John Giamatteo Title: Authorized Signing Officer

Exhibit A Form of Patent License Agreement [See Attached]

Confidential Agreed Form 1 ny-2818684 PATENT LICENSE AGREEMENT This Patent License Agreement (“Agreement”) is effective as of [●], 2024 (“Effective Date”), and is entered into by and between BlackBerry Limited, a corporation incorporated under the Business Corporation Act (Ontario) (“Seller”) and Arctic Wolf Networks, Inc., a Delaware corporation (“Purchaser”). Capitalized terms used but not otherwise defined in this Agreement have the meanings set forth in the Purchase Agreement (as defined below) (collectively, the “Parties,” or each, individually, a “Party”). RECITALS A. Seller and Purchaser have entered into that certain Equity and Asset Purchase Agreement, dated as of [●] (the “Purchase Agreement”), wherein Purchaser purchases the Transferred Subsidiary Equity Interests and the Transferred Assets and assumes the Assumed Liabilities from Seller or the Other Selling Entities, and Seller sells, assigns, transfers and conveys all of the Transferred Subsidiary Equity Interests, Transferred Assets and Assumed Liabilities to Purchaser; and B. In connection with the transaction contemplated by the Purchase Agreement, Seller desires to grant a license to Purchaser under certain patents of Seller or one of its Affiliates, [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the Parties agree as follows: AGREEMENT 1. Definitions 1.1 “Acquire” or “Acquisition” means (a) an acquisition of all or substantially all of the assets of a Person directly or indirectly by another Person; or (b) otherwise obtaining the possession, directly or indirectly, of the power to direct or cause the direction of the management, policies or affairs of a Person by reason of ownership of voting equity interests, contract, or otherwise. 1.2 “Acquiror” has the meaning set forth in Section 5.1. 1.3 “Affiliate” means as to any Person, any other Person that is controlling, controlled by or under common control with such Person, but only for so long as such control exists. For purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management, policies or affairs of a Person by reason of ownership of voting equity interests, contract, or otherwise. 1.4 [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.5 [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.6 “Delayed Payment” means an unauthorized delay of Licensee’s payment of the Delayed Cash Payment (as defined in the Purchase Agreement) notwithstanding the Purchaser’s obligations therefor; provided for the avoidance of doubt that any such payment duly withheld during the pendency of any indemnification claim will not be deemed a Delayed Payment.

2 ny-2818684 1.7 “EDM Products” means products and services (e.g., software as a service and similar offerings) to the extent used for managing the security of Endpoint Devices (e.g., preventing, detecting, and responding to malicious attacks whether through signature matching, whitelisting/blacklisting, sandboxing, threat hunting, alert monitoring, root cause analysis, incident response, patching and compliance, or otherwise, and such other features as subsequently may be identified in an official publication by Gartner or Forrester as being standard for EDM products). 1.8 “End User Devices” means (a) end user devices (e.g., desktops, laptops, smartphones, tablets, and wearables); and (b) complete, ready to use Internet of Things (IoT) devices (e.g., home appliances, security monitoring devices, and health monitoring devices). 1.9 “Endpoint Devices” means (a) End User Devices; and (b) servers, network appliances, network devices and storage devices. 1.10 “Future Affiliate” means as to a Party, a Person that is not an Affiliate of such Party as of the Closing Date but that subsequently becomes an Affiliate after the Closing Date. 1.11 “Granted Rights” means the licenses, covenants, immunities, and other rights granted hereunder. 1.12 “Grantee” means the Party receiving Granted Rights. 1.13 “Grantor” means the Party granting the Granted Rights. 1.14 [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]: 1.15 “Licensed Patents” means [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.16 “Licensed Products” means [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.17 “Licensee” means Purchaser. 1.18 “Licensee Parties” means Licensee and its Present Affiliates and Future Affiliates (but only so long as each remains an Affiliate of Licensor). 1.19 “Licensor” means Seller. 1.20 “Natural Evolutions” means all new versions and upgrades to any existing product, and all error corrections, bug fixes, evolutions, enhancements, and similar modifications thereto, developed by or on behalf of, a Party or such Party’s Present Affiliate. 1.21 “Present Affiliate” means as to a Party, an Affiliate of such Party as of the Closing Date. 1.22 “[Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.23 “[Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.].

3 ny-2818684 1.24 “[Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.25 “[Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 1.26 “Supply Chain Entities” means with respect to a Party, such Party’s respective suppliers, manufacturers, distributors, resellers, managed service providers (MSPs), and customers, solely in their capacity as such and solely to the extent involved in the making, selling, offering to sell, using, or importing of products or services for such Party. 1.27 “Term” has the meaning set forth in Section 6.1. 1.28 “Third Party” means a Person other than the Parties or any of their Affiliates. 1.29 “Transferred Product” any product listed on Schedule 1-A of the Purchase Agreement. 1.30 “UEM Products” means (a) products and services (e.g., software as a service and similar offerings) to the extent used for managing End User Devices (e.g., management of security settings (but not offering security protection features or threat detection features), configuration settings or other settings for such devices, management, and delivery of software applications running on such devices, management, and delivery of content (including through secure content collaboration), such as documents and other information, accessible on such devices); and (b) the software applications that are being managed or delivered by such products and services. 2. License Grant 2.1 License. Subject to Section 6.2, Licensor, on behalf of itself and its Affiliates, hereby grants and agrees to grant to the Licensee Parties a worldwide, non-exclusive, non-sublicensable (except as provided in Sections 2.2 and 5.1), royalty-free and fully paid, irrevocable, non-assignable (except as provided in Section 9) license under the Licensed Patents to (a) make (but not (subject to clause (b)) have made) Licensed Products, (b) have made Licensed Products subject to the limitations in Section 4.3, and (c) sell and offer for sale, use and import Licensed Products that were made by Licensee under the license in (a) above or made for Licensee under the license in (b) above, in each case of (a) – (c) during the Term. 2.2 [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 2.3 Compliance. Licensee will be primarily liable (jointly and severally with its Affiliates, and Supply Chain Entities as applicable) and responsible for its Affiliates’ [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.] compliance with the terms and conditions of this Agreement, including for their breach of this Agreement, which will be deemed a breach by Licensee under this Agreement. 3. [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.] 4. Scope of Granted Rights 4.1 Scope of Activities and Rights. Each Party acknowledges and agrees that the terms make, use, sell, offer for sale, and import as used throughout this Agreement with reference to Licensed Products,

4 ny-2818684 Purchaser Products, or Seller Products includes, without limitation, licensing, leasing, and any other form or type of conveyance or commercial activity. 4.2 [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.] 4.3 Have Made Rights. The “have made” or “having made” rights referred to in Sections 2 and 3 will not be exercised in any manner that is a sham for the purpose of sublicensing or otherwise enabling a Third Party to exercise the Granted Rights and will be limited solely to bona fide business purposes of the Grantee in exercising the Granted Rights. 4.4 Limitations. [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. 4.5 No Grant of Other Rights. [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.] 5. Divestiture 5.1 Divestiture of a Party. If (i) a Party is acquired by or merges into a Third Party as a result of an Acquisition (such Party, the “Acquired Party”), (ii) any Affiliate of a Party, or a business unit, department, operation, division of a Party or its Affiliate, is acquired by or merges into a Third Party, or (iii) a business unit, department, operation, division of, or an Affiliate of, a Party is divested or ceases to be a part of or an Affiliate of such Party and instead becomes or remains a separate entity, (for each of (i), (ii), and (iii) such Party, the “Changed Party”) then this Agreement is deemed terminated with respect to such Changed Party, effective as of the date of consummation of such acquisition, merger, or spin-off (“Divestiture”) and the following applies: [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.] 6. Term and Termination 6.1 Term. This Agreement, and the Granted Rights hereunder, will become effective as of the Closing Date, and unless terminated earlier pursuant to this Agreement, will continue until [Redacted: Commercially and competitively sensitive information pertaining to the scope and duration of the patent license granted to buyer.] 6.2 Suspension for Delayed Payment. In the event of a Delayed Payment, the license in Section 2 will be suspended until payment is made; provided, that upon the payment of a Delayed Payment in full satisfaction thereupon, such suspension retroactively will be deemed lifted as from the first moment such suspension had been deemed to be in effect. 6.3 Survival. The following Sections will survive termination or expiration of this Agreement: Sections 1, 6.4, 7, 8, and 10. 7. Disclaimer OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY (A) REPRESENTATIONS OR WARRANTIES RELATING TO ITS PATENTS OR OTHERWISE WITH RESPECT OR RELATING TO THIS AGREEMENT OR (B) OTHER REPRESENTATIONs OR WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY AND ALL

5 ny-2818684 WARRANTIES THAT MAY ARISE FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR USAGE OF TRADE. OTHER THAN DUE TO A BREACH OF EXPRESS WARRANTIES HEREUNDER, NEITHER PARTY WILL HAVE ANY LIABILITY IN RESPECT OF ANY INFRINGEMENT OF PATENTS OR OTHER RIGHTS OF THIRD PARTIES DUE TO THE OPERATION OF THE OTHER PARTY OR ITS AFFILIATES UNDER THE LICENSE, RIGHTS, OR OTHER IMMUNITIES HEREIN GRANTED. EACH PARTY AND ITS AFFILIATES EXPRESSLY DISCLAIM ANY WARRANTIES OF VALIDITY, ENFORCEABILITY, SCOPE, OR DOMINANCE OF [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]. NOTHING IN THIS AGREEMENT WILL LIMIT THE RIGHTS, REMEDIES, AND OBLIGATIONS OF EACH PARTY UNDER THE PURCHASE AGREEMENT. NEITHER PARTY MAKES ANY REPRESENTATIONS; EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED; AND EACH PARTY ASSUMES NO RESPONSIBILITIES WHATEVER WITH RESPECT TO THE MANUFACTURE, SALE, LEASE, USE, IMPORTATION OR DISPOSITION OF ANY PRODUCT OR SERVICE OR PART THEREOF, BY THE OTHER PARTY OR ANY OF ITS AFFILIATES OR ANY DIRECT OR INDIRECT SUPPLIER OR VENDEE OR OTHER TRANSFEREE OF THE OTHER PARTY OR ITS AFFILIATES. 8. Confidentiality Each Party agrees that beginning on the Closing Date, each Party will and will cause its Affiliates and directors, officers, managers, employees, consultants, representatives and agents (together, the “Related Persons”) to treat the terms and conditions, of this Agreement, matters regarding the interpretation, performance, breach or termination hereof or thereof as confidential, preserve the confidentiality thereof, and not use or disclose to any Person such information (except as expressly permitted by this Agreement) unless such information [Redacted: Commercially and competitively sensitive information pertaining to information rights with respect to the scope of the patent license granted to buyer.] Each Party will be liable hereunder as a breach of its covenants if any action or failure to take action by a Related Person would be a breach of this provision if the Party had taken such action or failed to take such action. 9. Assignment 9.1 Restriction on Assignment. Subject to the balance of this Article 9, no assignment of this Agreement or any rights hereunder by a Party will be given any effect without the prior written consent of the other Party. Subject to the preceding sentences, this Agreement will inure to the benefit of, and be binding upon, the Parties and their respective successors and assigns. 9.2 Internal Reorganization. Notwithstanding Section 9.1, a Party that undergoes any internal reorganization may assign such rights and delegate such obligations to the single legal successor to substantially all of the business of the Party, in which case such successor will be deemed substituted as the Party effective upon such assignment and the assignor will have no further rights as a Party under this Agreement. For purposes of this paragraph, an “internal reorganization” will not include any reorganization in which the majority of the Board of Directors changes or in which the ownership of the assignor undergoes any significant change. 9.3 Acquisition of Licensee. Notwithstanding Section 9.1, Licensee may assign this Agreement, together with all of its rights and obligations hereunder, without the Licensor’s consent, to an Acquiror of Licensee, if (a) Licensee, if still surviving after such Acquisition, is not released from any accrued obligations under this Agreement, and (b) the Acquiror agrees to assume and perform the Licensee’s obligations under the Agreement following the assignment. [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]

6 ny-2818684 10. Miscellaneous 10.1 Governing Law; Submission to Jurisdiction; Selection of Forum. This Agreement will be construed in accordance with and governed for all purposes by the Laws of the New York without giving effect to any choice or conflict of law provision or rule. Each Party irrevocably agrees, consents, and submits to jurisdiction and venue in the federal and state courts located within the State of New York located in New York County with respect to any dispute arising out of or relating in any way to this Agreement, and the Parties hereby waive all defenses based on forum non conveniens, improper venue, or personal jurisdiction with regard to the foregoing. 10.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format (and including, without limitation, any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, will constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery will be considered valid, binding, and effective for all purposes. 10.3 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. 10.4 Severability. If any of the provisions of this Agreement will be held by a court or other tribunal of competent jurisdiction to be illegal, invalid or unenforceable, such provisions will be limited or eliminated to the minimum extent necessary so that this Agreement will otherwise remain in full force and effect. 10.5 Notices. All notices, consents, waivers, agreements or other communications under this Agreement will be given in accordance with Section 10.6 of the Purchase Agreement. 10.6 Amendment; Modification; Waiver. This Agreement may be amended, supplemented, or modified only by a writing signed on behalf of each of Purchaser and Seller. Any waiver of any of the terms or conditions of this Agreement must be in writing and must be duly executed by or on behalf of the party to be charged with such waiver. The failure of a party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion will not be construed as a waiver or deprive that party of the right thereafter to insist upon strict adherence to the terms and conditions of this Agreement at a later date. Further, no waiver of any of the terms and conditions of this Agreement will be deemed to or will constitute a waiver of any other term or condition hereof (whether or not similar). 10.7 Relationship of the Parties. Nothing in this Agreement will constitute or be deemed to constitute any party as the agent or employee of the other party or any other person or entity for any purpose whatsoever. Neither party has the authority or power to bind the other party or any other person or entity, or to contract in the name of, or create a liability against, the other party or any other person or entity. 10.8 Entire Agreement. This Agreement (together with the Purchase Agreement) contains the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede and cancel all prior and contemporaneous agreements and understandings, oral or written, with respect to such matters. The provisions of this Agreement will be construed according to their fair meaning and neither for nor against any party hereto irrespective of which party caused such provisions to be drafted, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the

7 ny-2818684 authorship of any of the provisions of this Agreement. Each of the parties acknowledges that it has been represented by an attorney in connection with the preparation and execution of this Agreement. 10.9 Bankruptcy. The Parties agree that in the event that any proceeding is instituted by or against a Party under any law relating to bankruptcy, insolvency, or reorganization or relief of the debtors, the provisions of Section 365(n) of the U.S. Bankruptcy Code will apply, and that the other Party will retain and may fully exercise all of its respective rights and elections under the U.S. Bankruptcy Code. 10.10 Other Rights. Nothing contained in this Agreement will be construed as limiting the rights that the Parties or their Affiliates have outside the scope of the Granted Rights granted hereunder, or contractually restricting the right of either Party or any of its Affiliates to make, have made, use, lease, license, sell, offer for sale, import, distribute or otherwise dispose of any particular product, including products not herein subject to the Granted Rights. 10.11 Publicity and Use of Name. Neither Party, nor any of its Affiliates, will, without the prior written consent of the other Party, refer to this Agreement or any of its provisions in any statements to the press or public or any other Persons other than in accordance with this Section 10.11. Nothing contained in this Agreement will be construed as conferring any right to use in advertising, publicity or otherwise any trademark, trade name or names or any contraction, abbreviation or simulation thereof, of either Party or its Affiliates. [Remainder of page intentionally left blank.]

[Signature Page to Patent License Agreement] ny-2818684 IN WITNESS WHEREOF, each Party has caused this Agreement to be executed on its behalf as of the Effective Date. [SELLER] By: Name: Title: [PURCHASER] By: Name: Title:

[Schedule A to Patent License Agreement] ny-2818684 SCHEDULE A LICENSED PATENTS Reference is made to Schedule 1-B of the Purchase Agreement, which is incorporated by reference. [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]

Exhibit B Form of Bill of Sale and Assignment and Assumption Agreement [See Attached]

CONFIDENTIAL Agreed Form 1 BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT This BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of [●] (this “Agreement”), is entered into by and between [●], a [●] (“Asset Purchaser”), and [●], a [●] (“Asset Seller”). Asset Purchaser and Asset Seller are referred to herein each as a “Party” and collectively, the “Parties”. RECITALS WHEREAS, pursuant to that certain Equity and Asset Purchase Agreement, dated as of [●] (the “Purchase Agreement”), by and among [Purchaser], a Delaware corporation, [Subsidiary Purchaser], a Delaware corporation, [Seller], a corporation incorporated under the Business Corporations Act (Ontario), and [Transferred Subsidiary Parent], a [●], the Selling Entities have agreed to sell, assign, transfer, convey and deliver to the Purchasing Entities, and the Purchasing Entities have agreed to purchase, acquire and accept from the Selling Entities, among other things, all of the Selling Entities’ right, title and interest in and to the Transferred Assets and Assumed Liabilities, in each case on the terms and subject to the conditions set forth in the Purchase Agreement. NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, on the terms and subject to the conditions set forth in the Purchase Agreement, the receipt and sufficiency of which is hereby acknowledged, Asset Purchaser and Asset Seller agree as follows: Section 1. Definitions. Except as otherwise defined herein, all capitalized terms used in this Agreement have the meanings ascribed to them in the Purchase Agreement. Section 2. Assignment of Transferred Assets. On the terms and subject to the conditions and other provisions set forth in this Agreement, at the Closing, Asset Seller hereby sells, assigns, transfers, conveys and delivers to Asset Purchaser, and Asset Purchaser hereby purchases, acquires and accepts from Asset Seller, free and clear of all Encumbrances, except for Permitted Encumbrances, all right, title and interest in and to the Transferred Assets owned by Asset Seller. Section 3. Assignment of Assumed Liabilities. On the terms and subject to the conditions and other provisions of this Agreement, at the Closing, Asset Seller hereby assigns to Asset Purchaser, and Asset Purchaser hereby assumes, the Assumed Liabilities of Asset Seller. Section 4. Further Conveyances and Assumptions. From time to time following the Closing, Asset Purchaser and Asset Seller shall, and shall cause their respective Affiliates to, execute, acknowledge and deliver all such further conveyances, notices, assumptions, releases and acquittances and such other instruments, and shall take such further actions, as may be necessary or appropriate to assure fully to Asset Purchaser and its successors or assigns, all of the properties, rights, titles, interests, estates, remedies, powers and privileges intended to be conveyed to Asset Purchaser under this Agreement, the Purchase Agreement and each other Transaction Agreements and to assure fully to Asset Purchaser and its Affiliates, successors and assigns, the assumption of the liabilities and obligations intended to be assumed by Asset Purchaser under this Agreement, the Purchase Agreement and the other Transaction Agreements, and to otherwise make effective the transactions contemplated by the Purchase Agreement. Section 5. Subject to Agreement. Nothing herein contained will itself change, amend, extend or alter (nor will it be deemed or construed as changing, amending, extending or altering) the terms or conditions of the Purchase Agreement in any manner whatsoever. This Agreement does not create or establish liabilities or obligations not otherwise created or existing under or pursuant to the

Purchase Agreement. In the event of any conflict or other difference between the Purchase Agreement and this Agreement, the provisions of the Purchase Agreement will control. Section 6. Governing Law. This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of the State of New York without given effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Section 7. Parties in Interest, Assignment. Subject to Section 10.16 of the Purchase Agreement, nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties to the Purchase Agreement and their permitted assignees, any rights or remedies under or by reason of this Agreement. No assignment of this Agreement or any rights thereunder by any Party shall be given any effect without the prior written consent of the other Party. Subject to the preceding sentences, this Agreement shall inure to the benefit of, and be binding upon, the Parties and their respective successors and assigns. Section 8. Entire Agreement. This Agreement and the documents and instruments and other agreements specifically referred to in the Purchase Agreement or delivered pursuant thereto, including the exhibits and schedules thereto, including the Disclosure Schedule, the other Transaction Agreements and the Confidentiality Agreement, together constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Section 9. Amendment. This Agreement may be amended, supplemented or modified only by a writing signed on behalf of each of Asset Purchaser and Asset Seller. Section 10. Waiver. Any waiver of any of the terms or conditions of this Agreement must be in writing and must be duly executed by or on behalf of the Party to be charged with such waiver. The failure of a Party to exercise any of its rights hereunder or to insist upon strict adherence to any term or condition hereof on any one occasion shall not be construed as a waiver or deprive that Party of the right hereafter to insist upon strict adherence to the terms and conditions of this Agreement at a later date. Further, no waiver of any of the terms and conditions of this Agreement shall be deemed to or shall constitute a waiver of any other term or condition hereof (whether or not similar). Section 11. Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Section 12. Notices. All notices and other communications under this Agreement shall be in writing and shall be sent and deemed received in accordance with Section 10.6 of the Purchase Agreement. Section 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format (and including, without limitation, any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery shall be considered valid, binding and effective for all purposes.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

CONFIDENTIAL Agreed Form IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written. [ASSET SELLER] By: Name: Title:

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written. [ASSET PURCHASER] By: Name: Title:

Exhibit C Form of Transition Services Agreement [See Attached]

311376687 v11 CONFIDENTIAL Agreed Form TRANSITION SERVICES AGREEMENT BY AND BETWEEN [PURCHASER] AND [SELLER] Dated as of [●]

311376687 v11 TABLE OF CONTENTS Page -i- ARTICLE I DEFINITIONS ........................................................................................................................ 1 ARTICLE II SERVICES, DURATION AND SERVICES MANAGERS ................................................. 3 2.1 Services .............................................................................................................................. 3 2.2 Duration of Services .......................................................................................................... 3 2.3 Transitional Nature of Services ......................................................................................... 3 2.4 New Services. .................................................................................................................... 4 2.5 Transition Services Managers. ........................................................................................... 4 2.6 Personnel. ........................................................................................................................... 5 2.7 Third-Party Providers ........................................................................................................ 6 2.8 Intellectual Property. .......................................................................................................... 6 ARTICLE III ADDITIONAL ARRANGEMENTS .................................................................................... 6 3.1 System Security. ................................................................................................................ 6 3.2 Access. ............................................................................................................................... 7 3.3 Data Protection .................................................................................................................. 7 ARTICLE IV COSTS AND DISBURSEMENTS ....................................................................................... 8 4.1 Costs and Disbursements. .................................................................................................. 8 4.2 Tax Matters ........................................................................................................................ 9 ARTICLE V DISCLAIMERS; COMPLIANCE ......................................................................................... 9 5.1 Disclaimer of Warranties ................................................................................................... 9 5.2 Compliance with Laws and Regulations .......................................................................... 10 ARTICLE VI LIMITED LIABILITY AND INDEMNIFICATION ......................................................... 10 6.1 Consequential and Other Damages .................................................................................. 10 6.2 Limitation of Liability ..................................................................................................... 10 6.3 Release and Recipient Indemnity ..................................................................................... 10 6.4 Provider Indemnity .......................................................................................................... 10 6.5 Indemnification Procedures ............................................................................................. 10 6.6 Liability for Payment Obligations ................................................................................... 11 6.7 Exclusion of Other Remedies .......................................................................................... 11 6.8 Confirmation .................................................................................................................... 11 ARTICLE VII TERM AND TERMINATION .......................................................................................... 11 7.1 Term and Termination. .................................................................................................... 11 7.2 Effect of Termination ....................................................................................................... 12

TABLE OF CONTENTS
(continued)

Page

7.3 Force Majeure. 12

ARTICLE VIII DISPUTE RESOLUTION 12

8.1 Dispute Resolution. 12

ARTICLE IX GENERAL PROVISIONS 14

9.1 No Agency 14

9.2 Notices 14

9.3 Severability 15

9.4 Entire Agreement 15

9.5 No Third-Party Beneficiaries 15

9.6 Governing Law 15

9.7 Amendment 15

9.8 Precedence of Schedules 15

9.9 Counterparts 15

9.10 Assignability; Change of Control.. 16

9.11 Non-Recourse 16

9.12 Mutual Drafting 16

9.13 Transaction Agreements 16

SCHEDULE A Services A-1

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311376687 v11

311376687 v11 TRANSITION SERVICES AGREEMENT This TRANSITION SERVICES AGREEMENT, dated as of [●] (this “Agreement”), is by and between [●], a Delaware corporation (“Purchaser”), and [●], a corporation incorporated under the Business Corporation Act (Ontario) (“Seller”). Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meaning set forth in the Purchase Agreement (as defined herein). R E C I T A L S WHEREAS, Purchaser and Seller have entered into that certain Equity and Asset Purchase Agreement, dated as of [●] (the “Purchase Agreement”), wherein Purchaser purchases the Transferred Subsidiary Equity Interests and the Transferred Assets and assumes the Assumed Liabilities from Seller or the Other Selling Entities, and Seller sells, assigns, transfers and conveys all of the Transferred Subsidiary Equity Interests, Transferred Assets and Assumed Liabilities to Purchaser; WHEREAS, in order to facilitate and provide for an orderly transition under the Purchase Agreement, the Parties desire to enter into this Agreement to set forth the terms and conditions pursuant to which each of the Parties shall provide to the other the Services for a transitional period; and WHEREAS, the Purchase Agreement requires execution and delivery of this Agreement by Purchaser and Seller at or prior to the Closing Date. NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, Purchaser and Seller, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS The following capitalized terms used in this Agreement shall have the meanings set forth below: “Accessing Party” shall have the meaning set forth in Section 3.1(a). “Agreement” shall have the meaning set forth in the Preamble. “Controller” shall mean an entity which, alone or jointly with others, determines the purposes and means of the Processing of Personal Data. “Data Protection Laws” shall have the meaning set forth in Section 3.3(a). “Dispute” shall have the meaning set forth in Section 8.1(a). “DPA” shall have the meaning set forth in Section 3.3(d). “Force Majeure” shall mean, with respect to a Party, an event beyond the control of such Party (or any Person acting on its behalf), which event (a) does not arise or result from the fault or negligence of such Party (or any Person acting on its behalf) and (b) by its nature would not reasonably have been foreseen by such Party (or such Person), or, if it would reasonably have been foreseen, was unavoidable, and includes acts of God, acts of civil or military authority, acts of terrorism, cyberattacks, embargoes, epidemics, pandemics or diseases (including COVID-19) or other health crises or public health events, or any worsening of any of the foregoing, quarantine or government health alert that prohibits or restricts travel or prevents any individual from reporting to a work location, war, riots, insurrections, fires, explosions,

311376687 v11 -2- earthquakes, floods, unusually severe weather conditions or unavailability of parts or, in the case of computer systems, any failure in electrical or air conditioning equipment. “Granting Party” shall have the meaning set forth in Section 3.1(a). “Interest Payment” shall have the meaning set forth in Section 4.1(d). “New Services” shall have the meaning set forth in Section 2.5(a). “Non-Income Taxes” shall have the meaning set forth in Section 4.2. “Parties” shall mean the parties to this Agreement. “Personal Data” shall mean any information relating to an identified or identifiable natural person who can be identified, directly or indirectly, in particular by reference to an identifier of that natural person. “Processing” and “Process” shall mean any operation or set of operations performed on Personal Data or sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction. “[Redacted: Trade secret.]”. “Provider” shall mean the Party or its Affiliate providing a Service under this Agreement. “Provider Indemnified Party” shall have the meaning set forth in Section 6.3. “Provider System” shall have the meaning set forth in Section 2.8(c). “Purchaser” shall have the meaning set forth in the Preamble. “Purchaser Local Services Manager” shall have the meaning set forth in Section 2.5(a). “Purchaser Services” shall have the meaning set forth in Section 2.1. “Purchaser Services Manager” shall have the meaning set forth in Section 2.5(a). “Recipient” shall mean the Party or its Affiliate to whom a Service under this Agreement is being provided. “Recipient Indemnified Party” shall have the meaning set forth in Section 6.4. “Recipient System” shall have the meaning set forth in Section 2.8(b). “Reimbursement Charge(s)” shall have the meaning set forth in Section 4.1(c). “Representatives” shall have the meaning set forth in Section 3.3(a). “Schedule(s)” shall have the meaning set forth in Section 2.2. “Security Regulations” shall have the meaning set forth in Section 3.1(a).

311376687 v11 -3- “Service Charge(s)” shall have the meaning set forth in Section 4.1(a). “Services” shall have the meaning set forth in Section 2.1. “Seller” shall have the meaning set forth in the Preamble. “Seller Local Services Manager” shall have the meaning set forth in Section 2.5(b). “Seller Services” shall have the meaning set forth in Section 2.1. “Seller Services Manager” shall have the meaning set forth in Section 2.5(b). “Sub-Processor” shall mean any Person (including any third party and any Affiliate of Provider, but excluding an employee of Provider) appointed by or on behalf of Provider or any of its Affiliates to Process Personal Data on behalf of Recipient in connection with this Agreement. “Systems” shall mean the applicable information technology systems of the Provider or Recipient, as the context requires. “Third Party Products” means third party products and services made available by or on behalf of Provider as part of the Services, which may include data, APIs, software, service modules, hardware, support and maintenance, training, implementation, installation, integration, and professional and other services. “Third-Party Provider” shall have the meaning set forth in Section 2.7. ARTICLE II SERVICES, DURATION AND SERVICES MANAGERS 2.1 Services. Subject to the terms and conditions of this Agreement, (a) Purchaser shall provide or cause to be provided to Seller the services listed on Schedule A to this Agreement (the “Purchaser Services”), and (b) Seller shall provide or cause to be provided to Purchaser the services listed on Schedule A to this Agreement (the “Seller Services” and, collectively with the Purchaser Services and any New Services, the “Services”). Except as otherwise provided in this Agreement or in the Schedules to this Agreement, all of the Services shall be for the sole use and benefit of the respective Recipient and its Affiliates. Without limiting any specific obligations and service standards set forth on Schedule A, including any supplements thereto, the applicable Provider shall use commercially reasonable efforts to provide or cause to be provided the applicable Services in a reasonable and timely manner, provided that under no circumstances will the Provider provide or cause to be provided the applicable Services using less than reasonable care. [Redacted: Competitively and commercially sensitive information.]. 2.2 Duration of Services. Subject to the terms of this Agreement, each of Purchaser and Seller shall provide or cause to be provided to the respective Recipients each Service until the earlier to occur of, with respect to each such Service, (a) the expiration of the term for such Service as set forth on Schedule A or Schedule B (each a “Schedule,” and, collectively, the “Schedules”) or (b) the date on which such Service is terminated under Section 7.1(b). To the extent that a Provider’s ability to provide a Service is dependent on the continuation of either a Purchaser Service or Seller Service (and such dependence has been made known to the other Party), as the case may be, and the Provider’s ability to provide a particular Service in accordance with this Agreement is materially and adversely affected by the termination of such supporting Purchaser Service or Seller Service, as the case may be, then the Provider’s obligation to provide such dependent Service shall terminate automatically with the termination of such supporting Purchaser Service

311376687 v11 -4- or supporting Seller Service, as the case may be. The Parties shall use commercially reasonable efforts to list all such dependencies on Schedule A and revise it at the time of any amendment to Schedule A. 2.3 Transitional Nature of Services. The Parties acknowledge the transitional nature of the Services and agree to cooperate in good faith and to use commercially reasonable efforts to avoid a disruption in the transition of the Services from Provider to Recipient, including to assist with exiting a Service or portion thereof in accordance with and subject to the terms of this Agreement, it being understood that any incremental costs and expenses incurred by Provider in compliance with any request of Recipient pursuant to this Section 2.3 shall be paid by the Recipient. Recipient agrees to use commercially reasonable efforts to reduce or eliminate its and its Affiliates’ dependency on each Service to the extent and as soon as is reasonably practicable. 2.4 New Services. (a) From time to time during the term of this Agreement, either Party may request the other Party to provide additional or different services which such other Party is not expressly obligated to provide under this Agreement (the “New Services”). The Party receiving such request shall consider such request in good faith. No Party shall be obligated to provide any New Services unless agreed in writing by the Parties, including because, after good-faith negotiations between the Parties pursuant to Section 2.4(b), the Parties fail to reach an agreement with respect to the terms (including the Service Charges) applicable to the provision of such New Services. (b) In connection with any request for New Services in accordance with Section 2.4(a), the Purchaser Services Manager and the Seller Services Manager shall in good faith (i) negotiate the applicable Service Charge and the terms of a supplement to the applicable Schedule, which supplement shall describe in reasonable detail the Service Charge and the nature, scope, service period(s), termination provisions and other terms applicable to such New Services and (ii) determine any costs and expenses, including any start-up costs and expenses, that would be incurred by the Provider in connection with the provision of such New Services, which costs and expenses shall be borne solely by the Recipient. Each supplement to the applicable Schedule, as agreed in writing by the Parties, shall be deemed part of this Agreement as of the date of such agreement, and the New Services set forth therein shall be deemed “Services” provided under this Agreement, in each case, subject to the terms and conditions of this Agreement. 2.5 Transition Services Managers. (a) Purchaser shall appoint and designate a sufficiently senior individual who is employed, as of the date of such appointment and designation, by Purchaser to act as its initial services manager (the “Purchaser Services Manager”), who shall be directly responsible for coordinating and managing the delivery of the Purchaser Services and have authority to act on Purchaser’s behalf with respect to matters relating to the provision of Services under this Agreement. The Purchaser Services Manager shall work with the personnel of Purchaser to periodically address issues and matters raised by Seller relating to the provision of Services under this Agreement. Notwithstanding the requirements of Section 10.2, all communications from Seller to Purchaser pursuant to this Agreement regarding routine matters involving a Service shall be made first through the individual specified as the local services manager (the “Purchaser Local Services Manager”) with respect to such Service on Schedule A or such other individual as may be specified by the Purchaser Services Manager in writing and delivered to Seller by email with receipt confirmed. If the Purchaser Local Services Manager is not available, communication shall thereafter be made through the Purchaser Services Manager. Purchaser shall notify Seller of the appointment of a different Purchaser Services Manager or Purchaser Local Services Manager(s), if necessary, in accordance with Section 10.2.

311376687 v11 -5- (b) Seller shall appoint and designate a sufficiently senior individual who is employed, as of the date of such appointment and designation, by Seller to act as its initial services manager (the “Seller Services Manager”), who shall be directly responsible for coordinating and managing the delivery of the Seller Services and have authority to act on Seller’s behalf with respect to matters relating to this Agreement. The Seller Services Manager shall work with the personnel of Seller to periodically address issues and matters raised by Purchaser relating to this Agreement. Notwithstanding the requirements of Section 10.2, all communications from Purchaser to Seller pursuant to this Agreement regarding routine matters involving a Service shall be made through the individual specified as the local services manager (the “Seller Local Services Manager”) with respect to such Service on Schedule B or as specified by the Seller Services Manager in writing and delivered to Purchaser by email with receipt confirmed; provided, that, if the Seller Local Services Manager is not available, communication shall thereafter be made through the Seller Services Manager. Seller shall notify Purchaser of the appointment of a different Seller Services Manager or Seller Local Services Manager(s), if necessary, in accordance with Section10.2. 2.6 Personnel. (a) The Provider of any Service shall make available to the Recipient of such Service such appropriately qualified personnel as may be necessary to provide such Service, on the understanding that such personnel shall remain employed or engaged by the Provider. The Provider shall have the right, in its reasonable discretion, to (i) designate which personnel it shall assign to perform such Service and (ii) remove and replace such personnel at any time. Any such removal or replacement shall not be the basis for any increase in any Service Charge or Reimbursement Charge payable hereunder or relieve the Provider of its obligation to provide any Service hereunder, Provider shall use its commercially reasonable efforts to limit the disruption to the Recipient in the transition of the Services to different personnel. (b) In the event that the provision of any Service by the applicable Provider requires the cooperation and services of the personnel of the Recipient, the applicable Recipient shall make available to the Provider such personnel (who shall be appropriately qualified for purposes of so supporting the provision of such Service by the Provider) as may be necessary for the Provider to provide such Service, on the understanding that such personnel shall remain employed or engaged by the Recipient. The Recipient shall have the right, in its commercially reasonable discretion, to (i) designate which personnel it shall make available to the Provider in connection with the provision of such Service and (ii) remove and replace such personnel at any time. Any directly resulting increase in costs to the Provider from removal or replacement of such personnel shall be borne by the Recipient and any directly resulting material adverse effect to the provision of such Service by the Provider shall not be deemed a breach of this Agreement, and the Recipient shall use its commercially reasonable efforts to limit the disruption to the Provider in the transition of such personnel. (c) No Provider shall be liable under this Agreement for any Liabilities incurred by the Recipient Indemnified Parties that are primarily attributable to, or that are primarily a consequence of, any actions or inactions of the personnel of the Recipient, except for any such actions or inactions undertaken pursuant to the direction of the Provider. (d) Nothing in this Agreement shall grant any Provider, or its employees or agents that are performing the Services, the right directly or indirectly to control or direct the operations of the applicable Recipient. Such employees and agents shall not be required to report to the management of the applicable Recipient, nor be deemed to be under the management or direction of such Recipient. Each Recipient acknowledges and agrees that, except as may be expressly set forth herein as a Service (including any New Services) or otherwise expressly set forth in the Purchase Agreement, another Transaction Agreement or any other applicable agreement, no Provider shall be obligated to provide, or cause to be provided, any service or goods to such Recipient.

311376687 v11 -6- 2.7 Third-Party Providers. The Parties acknowledge that each Provider may provide the applicable Services directly (including through an Affiliate), or through one or more third parties engaged by such Provider to provide the applicable Services in accordance with the terms of this Section 2.7 (each such third party, a “Third-Party Provider”). Each Provider shall make, in its reasonable discretion, any decisions as to whether it shall provide applicable Services directly or through a Third-Party Provider. Each Provider shall use at least the same degree of care in selecting any such Third-Party Provider (or replacement thereof) as it would if such Third-Party Provider was being retained to provide similar services to or for the benefit of such Provider. Subject to Section 2.1, if any Provider determines to use one or more Third-Party Providers, such Provider shall remain liable for its obligations hereunder and for any breach by such Third-Party Provider(s) of the terms of this Agreement as if such Provider had committed such breach. 2.8 Intellectual Property. [Redacted: Competitively and commercially sensitive information.] ARTICLE III ADDITIONAL ARRANGEMENTS 3.1 [Redacted: Competitively and commercially sensitive information.]. 3.2 [Redacted: Competitively and commercially sensitive information.]. 3.3 [Redacted: Competitively and commercially sensitive information.] ARTICLE IV COSTS AND DISBURSEMENTS 4.1 Costs and Disbursements. (a) Except as otherwise provided in this Agreement or in the Schedules to this Agreement, a Recipient of Services (or its designee) shall pay to the Provider of such Services (or its designee) the fee for the Services (or category of Services, as applicable) (each fee constituting a “Service Charge,” and, collectively, “Service Charges”) as listed on the Schedules hereto. Except as otherwise set forth on the Schedules hereto, all Service Charges shall be exclusive of any Non-Income Taxes (responsibility for which shall be governed by Section 4.2). The applicable Provider shall be solely responsible for the payment of all salary and benefits and all income tax, social security taxes, unemployment compensation, workers’ compensation tax, other employment taxes or withholdings and premiums and remittances with respect to employees of the Provider and its Affiliates used to provide Services. (b) During the term of this Agreement, the amount of a Service Charge for any Services (or category of Services, as applicable) may increase to the extent of: (i) any increases mutually agreed to by the Parties, (ii) any Service Charges applicable to any New Services and (iii) subject to the terms and conditions of this Agreement, any increase in the rates or charges imposed by a Third-Party Provider that is providing Services, provided that each Party will use commercially reasonable efforts to negotiate to reduce the amount of any such increase. Together with any monthly invoice for Service Charges and Reimbursement Charges, the Provider shall provide the Recipient with reasonable documentation to support the calculation of such Service Charges or any Reimbursement Charges, including copies of invoices relating to any Reimbursement Charges exceeding $5,000. (c) Each Recipient shall reimburse the applicable Provider for reasonable out-of- pocket costs and expenses incurred by such Provider or its Affiliates in connection with providing the Services (each such cost or expense, a “Reimbursement Charge,” and, collectively, “Reimbursement

311376687 v11 -7- Charges”). Any (i) travel-related expense or (ii) other cost or expense that (A) is materially inconsistent with historical practice between the Parties for any Service or (B) exceeds $5,000 (other than recurring vendor charges not materially inconsistent with historical costs) shall require advance approval of the Recipient. Any authorized travel-related expenses incurred in performing the Services shall be incurred and charged to the applicable Recipient in accordance with the applicable Recipient’s then-applicable business travel policies. (d) The Service Charges and Reimbursement Charges due and payable hereunder shall be invoiced and paid in U.S. dollars, unless the Parties otherwise agree. Except as otherwise agreed by the Parties, on a monthly basis, each Provider shall prepare an invoice for such calendar month to each applicable Recipient to which such Provider provided Services (or its designee) noting, in reasonable detail, the Service Charges and Reimbursement Charges owed to it by such Recipient. The Recipient shall pay the amount of the Service Charges and Reimbursement Charges set forth in such invoice by wire transfer (or such other method of payment as may be agreed between the Parties) to the applicable Provider (or its designee) within sixty (60) days of the receipt of each such invoice (each such payment, an “Invoice Payment”). In the absence of a timely notice of billing dispute in accordance with the provisions of ARTICLE VIII of this Agreement, if the applicable Recipient fails to pay such amount by the due date, the applicable Recipient shall be obligated to pay to the applicable Provider, in addition to the amount due, interest at an annual default interest rate of six percent (6%), or the maximum legal rate, whichever is lower (the “Interest Payment”), accruing from the date the payment was due up to the date of actual payment. In the event of any billing dispute, the applicable Recipient shall promptly pay any undisputed amount. The Parties may agree in writing to net billing or other offsetting arrangements with respect to any amounts payable hereunder or under any other Transaction Agreement. (e) The Recipient shall timely pay the full amount of Service Charges and Reimbursement Charges and shall not set off, counterclaim or otherwise withhold any amount owed to the Provider under this Agreement on account of any obligation owed by the Provider to the Recipient except for any net billing arrangements agreed to by the Parties pursuant to Section 4.1(d). 4.2 Tax Matters. (a) Without limiting any provisions of this Agreement, the Recipient shall be responsible for and shall pay any and all excise, sales, use, value-added, goods and services, transfer, stamp, documentary, filing, recordation and other similar non-income Taxes, in each case, imposed or, payable with respect to, or assessed as a result of the provision of Services by the Provider or any Service Charges payable by the Recipient pursuant to this Agreement (collectively, “Non-Income Taxes”). The Party required to account for such Non-Income Tax shall provide to the other Party appropriate tax invoices and, if applicable, evidence of the remittance of the amount of such Non-Income Tax to the relevant governmental authority. The Parties shall use commercially reasonable efforts to minimize Non-Income Taxes and obtain any refund, return, rebate or the like of any Non-Income Tax, including by filing or providing proof of any necessary exemption or other similar forms (including a duly executed appropriate version of IRS Form W-8, or IRS Form W-9, as applicable), certificates or other similar documents, in each case, to the extent legally permissible. The Recipient shall promptly reimburse the Provider for any Third- Party Provider out-of-pocket costs incurred by the Provider or its Affiliates in connection with the Provider obtaining a refund or credit of any Non-Income Tax for the benefit of the Recipient. The Provider shall be responsible for any losses (including any deficiency, interest and penalties) imposed as a result of failure to timely remit such Non-Income Taxes to the appropriate Tax authority to the extent the Recipient timely pays additional amounts on account of such Non-Income Taxes to the Provider. The Recipient shall be entitled to any refund of any Non-Income Taxes paid in excess of the ultimate liability therefor as mutually determined by the Recipient and Provider in good faith at any later date that occurs after the original payment of such Taxes and prior to the end of the term of this Agreement.

311376687 v11 -8- (b) If any Taxes (other than Non-Income Taxes) are legally required to be withheld or deducted on any payments made pursuant to this Agreement (including any Service Charges), then the Recipient shall maintain the right to withhold or deduct such Taxes and pay them to the appropriate Tax authority. Other than in the case of any withholding or deduction resulting from the failure of the Provider to deliver a duly executed IRS Form W-9 or the appropriate version of IRS Form W-8, as applicable, to the Recipient, the Recipient shall notify the Provider at least five (5) days prior to the due date of any payment giving rise to such withholding or deduction of its intention to deduct or withhold such Taxes (which notice shall include the basis and method of calculation of the proposed deduction or withholding) and the Recipient and the Provider agree to reasonably cooperate with each other in determining the extent to which any such Tax is required to be withheld or deducted, and shall provide and make available to each other, to the extent legally permissible, any exemption certificates, Tax forms (including a duly executed IRS Form W-9 or the appropriate version of IRS Form W-8, as applicable) or other information reasonably requested by the other Party to reduce or eliminate any Taxes otherwise payable under this Section 4.2(b); provided that in no event shall the Recipient or any other withholding agent have any obligation to pay a gross-up or any additional amount to compensate any Person for such amounts required to be withheld that are withheld in accordance with applicable Tax law and paid to the appropriate Tax authority. To the extent that any such amounts are so properly deducted or withheld, such amounts will be treated for purposes of this Agreement as having been paid to the Provider in respect of which such withholding was made. ARTICLE V DISCLAIMERS; COMPLIANCE 5.1 Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT ALL SERVICES ARE PROVIDED AS-IS, THAT EACH RECIPIENT ASSUMES ALL RISKS AND LIABILITY ARISING FROM OR RELATING TO ITS USE OF AND RELIANCE UPON THE SERVICES, AND EACH PROVIDER, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT THERETO. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PROVIDER HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICES, WHETHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NON- INFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS OF ANY SERVICE FOR A PARTICULAR USE OR PURPOSE OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. 5.2 Compliance with Laws and Regulations. Each Party shall be responsible for its own compliance and its Affiliates’ and Third-Party Providers’ compliance with any and all Laws applicable to its performance under this Agreement. No Party shall knowingly take any action in violation of any such applicable Law that results in liability being imposed on the other Party. ARTICLE VI LIMITED LIABILITY AND INDEMNIFICATION 6.1 Consequential and Other Damages. Notwithstanding anything to the contrary set forth in this Agreement, except for any damages resulting from breaches of ARTICLE IX, neither Party nor any of their Affiliates or Representatives shall be liable to the other Party or its Affiliates or Representatives, whether in contract, tort (including negligence and strict liability) or otherwise, at law or equity, for any special, indirect, incidental, punitive or consequential damages or lost profits, loss of revenue, loss of business or cost of cover, in each case which in any way arise out of, relate to or are a consequence of the

311376687 v11 -9- provision of, or failure to provide, any Services under this Agreement or the receipt of any Services, and each of the Parties hereby waives on behalf of itself, its Affiliates and its Representatives any claim for such damages. 6.2 Limitation of Liability. Except for any damages resulting from breaches of ARTICLE IX, the Losses of each Provider and its Affiliates and Representatives, collectively, under this Agreement for any act or failure to act in connection herewith (including the performance or breach of this Agreement), or from the sale, delivery, provision or use of any Services provided under or contemplated by this Agreement, whether in contract, tort (including negligence and strict liability) or otherwise, at law or equity, shall not exceed the total aggregate Service Charges (excluding any Reimbursement Charges) actually paid or payable to such Provider by the Recipient pursuant to this Agreement. 6.3 Recipient Indemnity. Each Recipient hereby agrees to indemnify, defend and hold harmless the applicable Provider and its Affiliates and Representatives (each, a “Provider Indemnified Party”) from and against any and all Losses from third-party claims, suits, actions, or proceedings against a Provider Indemnified Party arising from, relating to or in connection with (a) the use of any Services by such Recipient or any of its Affiliates, Representatives, or other Persons using such Services or (b) the sale, delivery, provision or use of any Services provided under or contemplated by this Agreement, in the case of each of clauses (a) and (b), except to the extent that such Losses arise out of the applicable Provider Indemnified Party’s material breach of this Agreement, Sufficiency Breach, gross negligence, willful misconduct, or fraud. 6.4 Provider Indemnity. Each Provider hereby agrees to indemnify, defend and hold harmless the applicable Recipient and its Affiliates and Representatives (each, a “Recipient Indemnified Party”) from and against any and all Losses from third-party claims, suits, actions, or proceedings against a Recipient Indemnified Party arising from, relating to or in connection with (a) the use of any Services by such Recipient or any of its Affiliates, Representatives, or other Persons using such Services or (b) the sale, delivery, provision or use of any Services provided under or contemplated by this Agreement, in the case of each of clauses (a) and (b), to the extent that such Losses arise out of the applicable Provider’s Sufficiency Breach, material breach of this Agreement, gross negligence, willful misconduct, or fraud. 6.5 Sufficiency Breach. Any failure of Purchaser to perform its obligations under this Agreement to the extent such failure results as a consequence of a Sufficiency Breach shall not constitute a breach of this Agreement. A “Sufficiency Breach” means a breach by any Selling Entity of Section 4.24 of the Purchase Agreement. 6.6 Indemnification Procedures. The provisions of Section 8.4 of the Purchase Agreement shall govern claims for indemnification under this Agreement. 6.7 Liability for Payment Obligations. Nothing in this ARTICLE VI shall be deemed to eliminate or limit, in any respect, Purchaser’s or Seller’s express obligation in this Agreement to pay Service Charges and Reimbursement Charges for Services rendered in accordance with this Agreement. 6.8 Exclusion of Other Remedies. Other than the rights to terminate this Agreement pursuant to Section 7.1 and resolve disputes relating to this Agreement under ARTICLE VII, the provisions of Section 6.3 and Section 6.4 of this Agreement shall, to the maximum extent permitted by applicable Law, be the sole and exclusive remedies of the Provider Indemnified Parties and the Recipient Indemnified Parties, as applicable, for any claim, loss, damage, expense or liability, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise under this Agreement.

311376687 v11 -10- 6.9 Confirmation. Neither Party excludes responsibility for any Liability which cannot be excluded pursuant to applicable Law. ARTICLE VII TERM AND TERMINATION 7.1 Term and Termination. (a) This Agreement shall commence immediately upon the Closing Date and shall terminate upon the earlier to occur of: (i) the last date on which either Party is obligated to provide any Service to the other Party in accordance with the terms of this Agreement or (ii) the mutual written agreement of the Parties to terminate this Agreement in its entirety. (b) A Recipient may from time to time terminate this Agreement with respect to the entirety of any individual Service provided by the Provider but not a portion thereof, (i) for any reason or no reason, upon providing at least thirty (30) days’ prior written notice to the Provider, (ii) at any time upon prior written notice to the Provider of such Services if the Provider has failed to perform any of its material obligations under this Agreement with respect to such Service, and such failure has continued uncured for a period of fourteen (14) days after receipt by the Provider of written notice of such failure from the Recipient or immediately, if such failure is uncurable, and (iii) at any time if the Provider has violated any Laws in its provision of such Service. In the case of (i), Recipient shall pay to the Provider the necessary and reasonable documented out-of-pocket costs incurred in connection with the wind down of such Service other than any employee severance and relocation expenses, but including unamortized license fees and costs for equipment used to provide such Service, contractual obligations under agreements used to provide such Service, any breakage or termination fees and any other termination costs payable by the Provider with respect to any resources or pursuant to any other third-party agreements that were used by the Provider to provide such Service (or an equitably allocated portion thereof reasonably acceptable to each of the Parties, in the case of any such equipment, resources or agreements that also were used for purposes other than providing Services) (the “Termination Costs”), provided that (x) Provider will use commercially reasonable efforts to minimize the Termination Costs and (y) Provider will upon Recipient’s request provide a good faith estimate of the Termination Costs applicable to a given Service. (c) A Provider may terminate this Agreement with respect to the entirety of any individual Service but not a portion thereof, (i) at any time upon prior written notice to the Recipient if the Recipient has failed to perform any of its material obligations under this Agreement with respect to such Service, including making payment of Service Charges when due, and such failure has continued uncured for a period of fourteen (14) days after receipt by the Recipient of a written notice of such failure from the Provider, and (ii) at any time if the Recipient has violated any Laws in connection with such Service. In the event that any Service is terminated other than at the end of a month, the Service Charge associated with such Service shall be pro-rated appropriately. The Parties acknowledge that there may be interdependencies among the Services being provided under this Agreement that may not be identified on the applicable Schedules and agree that, if the Provider’s ability to provide a particular Service in accordance with this Agreement is materially and adversely affected by the termination of another Service in accordance with Section 7.1(b)(i), then the Parties shall negotiate in good faith to amend the Schedule relating to such affected continuing Service, which amendment shall be consistent with the terms of, and the pricing methodology used for, comparable Services. 7.2 Effect of Termination. Upon termination of any Service pursuant to this Agreement, the Provider of the terminated Service shall have no further obligation to provide the terminated Service, and the relevant Recipient shall have no obligation to pay any future Service Charges relating to any such Service except that the Recipient shall remain obligated to the relevant Provider for the (a) Service Charges

311376687 v11 -11- and Reimbursement Charges owed and payable in respect of Services provided prior to the effective date of termination and (b) any applicable charges described in Section 7.1(b), which charges shall be payable only in the event that the Recipient terminates any Service pursuant to Section 7.1(b)(i). In connection with the termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination, and in connection with a termination of this Agreement, ARTICLE I, Section 2.8(e), ARTICLE VI (including liability in respect of any indemnifiable Losses under this Agreement arising or occurring on or prior to the date of termination), ARTICLE VII, ARTICLE IX, ARTICLE X and all liability for all due and unpaid Service Charges and Reimbursement Charges and any applicable charges payable pursuant to Section 7.1(b), shall continue to survive indefinitely. 7.3 Force Majeure. (a) Neither Party (nor any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of a Force Majeure. In the event of an occurrence of a Force Majeure, the Party whose performance is affected thereby shall give notice of suspension as soon as reasonably practicable to the other stating the date and extent of such suspension and the cause thereof, and such Party shall use commercially reasonable efforts to remove any such causes and resume the performance of such obligations as soon as reasonably practicable after the removal of such cause. (b) During the period of a Force Majeure, the Recipient shall be entitled to seek an alternative service provider with respect to such Service(s) and, in the event a Force Majeure shall continue to exist for more than thirty (30) consecutive days, permanently terminate such Service(s), it being understood that Recipient shall not be required to provide any advance notice of such termination to Provider or pay any charges in connection therewith. The Recipient shall be relieved of the obligation to pay Service Charges for the affected Service(s) throughout the duration of such Force Majeure. ARTICLE VIII DISPUTE RESOLUTION 8.1 Dispute Resolution. (a) In the event of any dispute, controversy or claim arising out of or relating to the transactions contemplated by this Agreement, or the validity, interpretation, breach or termination of any provision of this Agreement, or calculation or allocation of the costs of any Service, including claims seeking redress or asserting rights under any Law (each, a “Dispute”), Purchaser and Seller agree that the Purchaser Services Manager and the Seller Services Manager (or such other persons as Purchaser and Seller may designate) shall negotiate in good faith in an attempt to resolve such Dispute amicably. If such Dispute has not been resolved to the mutual satisfaction of Purchaser and Seller within thirty (30) days after the initial written notice of the Dispute (or after such longer period as the Parties may agree), then such Dispute shall be resolved in accordance with the dispute resolution process referred to in Article 10 of the Purchase Agreement; provided, however, that such dispute resolution process shall not modify or add to the remedies available to the Parties under this Agreement. (b) In any Dispute regarding the amount of a Service Charge, if such Dispute is finally resolved pursuant to the dispute resolution process set forth in Section 8.1(a), and it is determined that the Service Charge that the Provider has invoiced the Recipient, and that the Recipient has paid to the Provider, is greater or less than the amount that the Service Charge should have been, then (i) if it is determined that the Recipient has overpaid the Service Charge, the Provider shall at the time of the next Invoice Payment at least five (5) business days after such determination reimburse the Recipient an amount of cash equal to

311376687 v11 -12- such overpayment; and (ii) if it is determined that the Recipient has underpaid the Service Charge, the Recipient shall at the time of the next Invoice Payment at least five (5) business days after such determination reimburse the Provider an amount of cash equal to such underpayment, which reimbursements may be accounted for in any net billing or other offsetting arrangements agreed pursuant to Section 4.1(d). ARTICLE IX CONFIDENTIALITY 9.1 Treatment of Confidential Information. Each Party shall, and shall cause its Affiliates and its and their directors, officers, managers, employees, consultants, representatives and agents (together, the “Related Persons”) to, during the term of this Agreement, treat all information of the other Party that is known to such Party as confidential or proprietary provided under this Agreement (the “Confidential Information”) as confidential, preserve the confidentiality thereof, and not use or disclose or permit to be disclosed to any Person, except for the purposes of performing the receiving Party’s obligations under this Agreement, any Confidential Information of the other Party unless such information (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by the receiving Party or any of its Related Persons, becomes available to the receiving Party or one of its Affiliates on a non- confidential basis from another source, provided that such other source is not known by the receiving Party or its Affiliates to be bound by a confidentiality agreement between such other source and the disclosing Party or any of its Affiliates, (ii) was lawfully in the possession of the receiving Party or its Affiliates before the information was disclosed by the disclosing Party or its Affiliates and continues to be held in accordance with the terms on which it was obtained, provided, however, that this clause (ii) shall not except information in the possession of Seller with respect to the Business, the Transferred Subsidiary, the Continuing Employees, the Transferred Assets and the Assumed Liabilities unless such information is lawfully received by Seller or its Affiliates from a third party (excluding, for the avoidance of doubt, any Business Service Providers) after the Closing and continues to be held in accordance with the terms on which it was obtained, (iii) is developed independently of the information disclosed by the disclosing Party or its Affiliates, (iv) is agreed to be the parties in writing as not being confidential, (v) is required to be disclosed by any applicable Law or stock market rule; provided that, to the extent permitted by applicable Law, the receiving Party shall provide written notice of such requirement to the disclosing Party for the purpose of enabling the disclosing Party to seek (at the disclosing Party’s expense) a protective order or otherwise prevent such disclosure and the receiving Party shall use its commercially reasonable efforts, at the disclosing Party’s expense and the disclosing Party’s written request, to cooperate with the disclosing Party in obtaining an appropriate protective order or obtaining confidential treatment with respect to such information, or (vi) is disclosed (A) to a prospective financing source, investor, or lender of any kind; provided that such third party is bound by a confidentiality agreement or (B) in connection with an initial public offering or direct listing including in any registration statement, preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or related materials, and to bankers, financial and legal advisors, and potential investors in the offering. The receiving Party shall be liable hereunder as a breach of the receiving Party covenants if any action or failure to take action by a Related Person of the receiving Party or by any other Person that receives such confidential information from the receiving Party (including any financing source, investor or lender that receiving Party is permitted to disclose such confidential information to under this Section 9.1) would be a breach of this provision if the receiving Party had taken such action or failed to take such action. ARTICLE X GENERAL PROVISIONS 10.1 No Agency. Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any Party as an agent of an unaffiliated party in the conduct of such other party’s business. A

311376687 v11 -13- Provider of any Service under this Agreement shall act as an independent contractor and not as the agent of the Recipient in performing such Service, maintaining control over its employees, its subcontractors and their employees and complying with all withholding of income at source requirements, whether federal, national, state, local or foreign. 10.2 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given only if done in the following ways: (i) on the day of delivery if delivered personally, (ii) two (2) Business Days after the date of mailing if mailed by registered or certified first class mail, postage prepaid, (iii) the next Business Day following deposit with an overnight air courier service which guarantees next day delivery, or (iv) on the same day, when sent by email if prior to 5:00 pm Pacific Time, and otherwise one (1) Business Day after transmission (unless an undelivered or “bounceback” message is received by the sender), in each case to the other party at the following address or email address (or to such person or persons or such other address or email address as a party may specify by notice pursuant to this provision): (a) If to Purchaser, to: Arctic Wolf Networks, Inc. 8939 Columbine Road Eden Prairie, MN 55347 Attention: Legal Department Email: legal@arcticwolf.com With a copy to: Cooley LLP 3175 Hanover Street Palo Alto, CA 94304-1130 Attention: Anne Lieberman; Eric Jensen; Kate Nichols Email: alieberman@cooley.com; ejensen@cooley.com; knichols@cooley.com (b) If to Seller, to: BlackBerry Limited 2200 University Ave. E. Waterloo, ON N2K 0A7 Attention: Chief Legal Officer Email: legal@blackberry.com With a copy to: Morrison & Foerster LLP 4200 Republic Plaza 370 Seventeenth Street Denver, CO 80202-5638 Attention: Erik G. Knudsen; Chere C. See Email: eknudsen@mofo.com; csee@mofo.com 10.3 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in

311376687 v11 -14- jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties. 10.4 Entire Agreement. This Agreement, the Purchase Agreement and other Transaction Agreements (to the extent expressly set forth in this Agreement), and the Exhibits, Schedules and appendices hereto and thereto, contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein. This Agreement, the Purchase Agreement and any other Transaction Agreements together govern the arrangements in connection with the Transactions and would not have been entered independently. 10.5 No Third-Party Beneficiaries. Except as provided in ARTICLE VI with respect to Provider Indemnified Parties and Recipient Indemnified Parties, this Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of Purchaser or Seller, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement. 10.6 Governing Law. This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of the State of New York without given effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). 10.7 Amendment. This Agreement may be amended, supplemented or modified only by a writing signed on behalf of each of Purchaser and Seller, provided that either Party may waive any of its rights under this Agreement by providing written notice of such waiver to the other. No waivers of any term of this Agreement in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision. 10.8 Precedence of Schedules. Each Schedule attached to or referenced in this Agreement is hereby incorporated into and shall form a part of this Agreement; provided, however, that the terms contained in such Schedule shall only apply with respect to the Services provided under that Schedule. In the event of a conflict between the terms contained in an individual Schedule and the terms in the body of this Agreement, the terms in the Schedule shall take precedence with respect to the Services under such Schedule only. No terms contained in individual Schedules shall otherwise modify the terms of this Agreement. 10.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format (and including, without limitation, any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery shall be considered valid, binding and effective for all purposes. 10.10 Assignability; Change of Control. No assignment of this Agreement or any rights hereunder by any party shall be given any effect without the prior written consent of the other party; provided, however, that, without any party’s consent, Purchaser may assign in whole all of its rights and

311376687 v11 -15- obligations hereunder to one or more of Purchaser’s Affiliates or to a successor of all or a portion of Purchaser’s assets or business to which this Agreement relates. Subject to the preceding sentences, this Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns. Any purported assignment or delegation by a Recipient not in compliance with the foregoing shall be null and void. 10.11 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable. 10.12 Transaction Agreements. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Purchase Agreement, the terms of this Agreement shall control with respect to the subject matter addressed by this Agreement to the extent of such conflict or inconsistency. [The remainder of this page is intentionally left blank.]

311376687 v11 BlackBerry DPA (09.24) 16 IN WITNESS WHEREOF, the Parties have caused this Transition Services Agreement to be executed by their duly authorized representatives as of the date first written above. [SELLER] By: Name: Title: [PURCHASER] By: Name: Title:

311376687 v11 BlackBerry DPA (09.24) 17 Exhibit A ADDENDUM TO TRANSITION SERVICES AGREEMENT DATA PROCESSING AGREEMENT THIS ADDENDUM is made BETWEEN: (1) Arctic Wolf Networks, Inc. (the “Purchaser”) and (2) BlackBerry (as such term is defined in section 1.1(e) below), (each a “Party”, and together the “Parties”). WHEREAS: A. This Data Processing Agreement, including the Standard Contractual Clauses where applicable (“DPA”), is entered into between Blackberry and Purchaser as an addendum to and part of the Transition Services Agreement between BlackBerry and Purchaser (the “Underlying Agreement”). B. This DPA is incorporated by reference into the Underlying Agreement. All capitalized terms used in this DPA but not defined (including, but not limited to, “Personal Data,” “Process,” “Processing,” “Provider,” “Purchaser Services,” “Recipient,” “Seller,” and “Seller Services”) will have the meaning set forth in the Underlying Agreement. C. To the extent of any conflict or inconsistency between this DPA, any previously executed data processing addendum, and the remaining terms of the Underlying Agreement, this DPA will govern. D. This DPA sets out the terms that apply when Personal Data of each Party is Processed by the other Party under the Underlying Agreement. The purpose of the DPA is to ensure such Processing by each Party is conducted in accordance with Applicable Law and respects the rights of individuals whose Personal Data are Processed under the Underlying Agreement. IT IS AGREED THAT: 1. DEFINITIONS 1.1 In this DPA, the following expressions shall have the following meanings unless the context otherwise requires: (a) “Affiliate(s)” means any entity controlling, controlled by, or under common control with a Party. For the purposes of this definition, “control” (including with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity, means the possession, directly or indirectly, of the power to direct or exercise a controlling influence on the management or policies of such entity, whether through the ownership of voting securities, by contract or otherwise. (b) “Authorized Affiliate(s)” means any Affiliate(s) which is permitted to be a Recipient of Services pursuant to the Underlying Agreement between Purchaser and Seller but is not a signatory to the Underlying Agreement. (c) “Applicable Law(s)” means all laws and regulations, including laws and regulations of the EU, the EEA and their member states, Switzerland, the UK, and Canada, applicable to the Processing of Personal Data under this DPA, including to the extent applicable and without limitation (i) the California Consumer Privacy Act, Cal. Civ. Code § 1798.100 et seq. (“CCPA”) as amended by the California Privacy Rights Act (hereinafter (“CCPA”) and (ii) the General Data Protection Regulation, Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 (“GDPR”).

311376687 v11 BlackBerry DPA (09.24) 18 (d) The terms “business”, “business purpose”, “consumer”, “personal information”, “sale” (including the terms “sell”, “selling”, “sold”, and other variations thereof), “service provider”, and “third party” have the meanings given to those terms under the CCPA. (e) “BlackBerry” means BlackBerry Limited, BlackBerry UK Limited, BlackBerry Corporation, BlackBerry Singapore Pte Limited, Cylance Inc., AtHoc Inc., Secusmart GmbH, or any other BlackBerry entity that is a party to the Underlying Agreement. (f) “Data Controller” means “Controller” as defined in the Underling Agreement. (g) “Data Exporter” means the Party that transfers Personal Data pursuant to a Restricted Transfer to the other Party. (h) “Data Importer” means the Party that receives Personal Data pursuant to a Restricted Transfer from the transferring Party. (i) “Data Subject” means a natural person whose Personal Data may be Processed under the Underlying Agreement. (j) “EEA” means the European Economic Area. (k) “EU” means the European Union. (l) “ICO UK Addendum” means the template Addendum B.1.0 issued by the Information Commissioner of the UK and laid before the UK Parliament in accordance with s119A of the UK Data Protection Act 2018 on 2 February 2022, as it is revised from time to time under section 18 of its mandatory clauses. (m) “Personal Data Breach” means a breach of security leading to the accidental or unlawful destruction, loss, alteration, unauthorized disclosure of, or access to, Personal Data transmitted, stored or otherwise Processed. (n) “Processor” or “Data Processor” means an entity that Processes Personal Data on behalf of the Controller. (o) “Restricted Transfer(s)” means: (i) where the GDPR applies, a transfer of Personal Data from the EEA to a country outside of the EEA or an (onward) transfer from a country outside of the EEA within the same country or to another country outside of the EEA, which are not subject to an adequacy decision under Article 45 GDPR by the European Commission; (ii) where the UK GDPR applies, a transfer of Personal Data from the United Kingdom to any other country or an (onward) transfer from a country outside of the United Kingdom within the same country or to another country outside of the United Kingdom, which are not subject to adequacy regulations adopted pursuant to Article 45(1) UK GDPR in conjunction with Section 17A of the United Kingdom Data Protection Act 2018; and (iii) where the Swiss DPA applies, a transfer of Personal Data to a country outside of Switzerland or an (onward) transfer from a country outside of Switzerland within the same country or to another country outside of Switzerland, which are (α) not included on the list of adequate jurisdictions published by the Swiss Federal Data Protection and Information Commissioner, or (β) not subject to an adequacy decision by the Swiss Federal Council under the Swiss DPA. (p) “Standard Contractual Clauses” means (i) where the GDPR applies, the standard contractual clauses annexed to the EU Commission’s Implementing Decision 2021/914 of 4 June 2021 on standard contractual clauses for the transfer of personal data to third countries pursuant to Regulation (EU) 2016/679 of the European Parliament and of the European Council (the “EU SCCs”); and (ii) where the Swiss DPA applies, the applicable standard data protection clauses issued, approved or recognized by the Swiss Federal Data Protection and Information Commissioner (the “Swiss SCCs”), in each case as completed as described in section 9 (Data Transfers) below. (q) “Subprocessor(s)” means any Processor engaged by a Party when acting as a Provider (or by any other Subprocessor of the Party) who Processes Personal Data of the Recipient, including Provider’s Affiliates. (r) “Switzerland” means the Swiss Confederation.

311376687 v11 BlackBerry DPA (09.24) 19 (s) “Swiss DPA” means the Federal Act on Data Protection. Upon the publication in the Federal Gazette and the entry into force of the revised Federal Act on Data Protection, this term will refer to the latter act. (t) “UK” means the United Kingdom of Great Britain and Northern Ireland. (u) “UK GDPR” means the GDPR as it forms part of the law of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 c. 16. 1.2 Any reference to “writing” or “written” includes faxes and any non-transitory form of visible reproduction of words (like emails), unless expressly indicated to the contrary. 2. SCOPE AND APPLICATION OF THIS DPA 2.1 This DPA, including the Standard Contractual Clauses and the Appendix to this DPA, applies to each Party and its Authorized Affiliates. 2.2 This Addendum shall apply to all Personal Data of the Recipient that is Processed under the Underlying Agreement by a Party in its capacity as Provider or by any Subprocessors of Provider (“Recipient Data”). Each Party, in its capacity as Recipient, is the Controller of Recipient Data, and each Party, in its capacity as Provider, is the Processor of Recipient Data. 2.3 The Parties acknowledge and agree that, where applicable, by executing this DPA, the Party enters into the DPA, including the Standard Contractual Clauses referenced therein and the Appendix to this DPA, on behalf of itself and, as applicable, in the name and on behalf of its Authorized Affiliates (listed as data exporters in Annex I Part A of the Appendix to this DPA), thereby establishing a separate agreement between each Party and each such Authorized Affiliate of the other Party. Each Authorized Affiliate agrees to be bound by the obligations under this DPA. For the avoidance of doubt, an Authorized Affiliate is not and will not become a party to the Underlying Agreement and is only a party to the DPA, including the Standard Contractual Clauses referenced therein and the Appendix to this DPA. 2.4 The subject-matter, nature and purpose as well as the type of Personal Data and the categories of Data Subjects affected are set out in Annex I of the Appendix to this DPA. 3. DATA PROCESSING Provider agrees to Process the Personal Data to which this DPA applies by reason of Section 2, in accordance with the terms and conditions set out in this DPA, and in particular Provider agrees: 3.1 To Process the Personal Data only on behalf of the Recipient and at all times in compliance with the Recipient’s instructions based on this DPA. This DPA and the Underlying Agreement are Recipient’s complete and final documented instructions to Provider for the Processing of Personal Data. Any additional or alternate instructions must be agreed upon separately. Instructions orally given shall be promptly confirmed in writing by the Recipient. If Provider cannot provide such compliance for whatever reasons, it agrees to promptly notify the Recipient of its inability to comply, unless laws applicable to Provider prohibit such information on important grounds of public interest. Where Provider believes that compliance with any instructions by the Recipient would result in a violation of any Applicable Laws, Provider shall notify the Recipient thereof in writing without delay; 3.2 That Provider will take appropriate technical and organizational measures designed to adequately protect Personal Data Processed on behalf of the Recipient against misuse and loss in accordance with the requirements of the Applicable Laws. An overview of the technical and organizational measures agreed at the time of signature of this DPA between the Parties has been attached as Annex II of the Appendix to this DPA. Provider may change the technical and organizational

311376687 v11 BlackBerry DPA (09.24) 20 measures implemented to adequately protect Personal Data as long as such changes will not materially decrease the Provider’s overall security posture; 3.3 That any personnel entrusted with the Processing of Personal Data and Subprocessors are made aware of their obligations under this DPA with regard to the security and protection of the Personal Data in order to maintain the levels of security and protection provided for in this DPA; 3.4 That any personnel entrusted with the Processing of Personal Data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality; 3.5 Not to divulge the Personal Data whether directly or indirectly to any person, firm or company or otherwise without the express prior written consent of the Recipient except to those of its personnel and Subprocessors entrusted with the Processing of Personal Data that are subject to the obligations referred to in sections 3.3 or 3.4, or except as may be required by any law or regulation applicable to Provider, its personnel or Subprocessors; 3.6 That it will notify the Recipient in writing and without undue delay about: (a) A Personal Data Breach involving Recipient Data. Such notification shall include, taking into account the nature of the Processing and the information available to Provider, information relevant to assist the Recipient in ensuring compliance with its own notification obligations under Applicable Laws. In so far as it is not possible to provide the relevant information at the same time, Provider may provide the information in phases without further undue delay; (b) Any request received directly from a Data Subject without responding to that request, unless Provider has been otherwise authorized to do so in writing by the Recipient; 3.7 Taking into account the nature of the Processing, to reasonably assist the Recipient by appropriate technical and organizational measures, insofar as this is reasonably possible, for the fulfilment of the Recipient’s obligation to respond to requests for exercising the Data Subject’s rights laid down by Applicable Laws; 3.8 To make available to the Recipient all information reasonably necessary to demonstrate compliance with the obligations laid down in this DPA and allow for and contribute to audits, including inspections, conducted by the Recipient or another auditor mandated by the Recipient as set forth in section 7; 3.9 That any Processing services carried out by a Subprocessor will be carried out in accordance with section 8; 3.10 That Provider has appointed a data protection officer to the extent this is required by Applicable Laws. Provider will provide the contact details of the appointed person upon request of the Recipient; 3.11 To reasonably assist the Recipient in ensuring compliance with the obligation to carry out data protection impact assessments and prior consultations with supervisory authorities, taking into account the nature of the Processing and the information available to Provider. 4. OBLIGATIONS OF THE RECIPIENT Where authorizations, declarations of consent, or instructions are provided by Recipient, these are provided not only on behalf of Recipient but also on behalf of any other Recipient Data Controller. Where one Party (in its capacity as Provider) gives notice to the other Party (in its capacity as Recipient) under this DPA, such notice is deemed received by those Authorized Affiliates that are Data Controllers and it is Recipient’s responsibility to forward such notices to the relevant Data Controllers. If Recipient provides, transmits or otherwise makes special categories of personal data (including but not limited to health or biometric data) available to

311376687 v11 BlackBerry DPA (09.24) 21 Provider, Recipient will be responsible for notifying Provider and meeting privacy and data protection obligations. 5. DURATION; TERMINATION; RETURN OR DELETION OF PERSONAL DATA This DPA will become effective as of the effective date of the Underlying Agreement into which this DPA has been incorporated. This DPA will terminate automatically upon the later of (a) termination or expiry of each Party’s obligations in relation to the provision of Services or (b) termination of Processing of the Personal Data by Provider. On termination of this DPA, Provider shall return to the Recipient or delete, at the Recipient’s choice, all the Personal Data Processed on behalf of the Recipient, unless Applicable Law requires storage of the Personal Data. 6. LIABILITY [Redacted: Confidential legal terms relating to risk allocation between the Parties.] 7. AUDITS AND INFORMATION REQUESTS In the event the information provided in accordance with Section 3.8 or 3.9 above is insufficient, after reasonable prior notice to Provider and upon joint consultation between Recipient and Provider, Recipient may up to once per year during regular business hours, without unreasonably interfering with Provider’s business operations, agree to appoint a third-party auditor being subject to confidentiality obligations, and who is not a competitor of Provider, to carry out such audit for the purposes of monitoring compliance with the Provider’s obligations under this Addendum. Before the commencement of any such on-site audit, the Parties shall mutually agree upon the scope, timing, and duration of the audit. Provider shall, upon request and within a reasonable time, provide to the Recipient all information which is necessary to carry out an audit of the Processing governed by this DPA. 8. APPOINTMENT OF SUBPROCESSORS 8.1 Recipient hereby consents to and generally authorizes the engagement of Subprocessor by Provider. Currently, Provider has engaged the Subprocessor(s) set forth in Annex III of the Appendix of this DPA whose engagement is hereby authorized by Recipient as well as by Recipient on behalf of its Authorized Affiliates that are Data Controllers. 8.2 If a prospective Subprocessor will have logical or physical access to Personal Data, Provider shall provide notification of a new Subprocessor before authorizing the new Subprocessor to Process Personal Data in connection with the provision of Purchaser Services or Seller Services, as applicable. In order to exercise its right to object to Provider’s use of a new Subprocessor, Recipient as well as Recipient on behalf of the Data Controller shall notify Provider promptly in writing within ten (10) business days after receipt of Provider’s notice. In the event the Recipient or Recipient on behalf of the Data Controller objects to a new Subprocessor, and that objection is duly substantiated and not unreasonable, Provider will use reasonable efforts to recommend a commercially reasonable alternate Subprocessor to avoid Processing of Personal Data by the contested new Subprocessor without unreasonably burdening the Recipient or Data Controller. If Provider is unable to make available such change within a reasonable period of time, which shall not exceed thirty (30) days, the Recipient or Recipient on behalf of the Data Controller may terminate the relevant portion(s) of the Services which cannot be provided by Provider without the use of the contested new Subprocessor by providing written notice to Provider. 8.3 Any such Processing of Personal Data by a Subprocessor (including Provider’s Affiliates) shall be done pursuant to a written agreement that is no less restrictive than this DPA.

311376687 v11 BlackBerry DPA (09.24) 22 8.4 No Processing by a Subprocessor will release Provider from its responsibility for its obligations under this DPA, and Provider will be fully liable for the work and activities of each of its Subprocessors. 9. DATA TRANSFERS 9.1 Recipient authorizes Provider and its Subprocessors to make Restricted Transfers of Personal Data in accordance with this DPA and Applicable Law. 9.2 Recipient acknowledges and agrees that, subject to compliance with Applicable Laws, Provider may Process Personal Data anywhere in the world where Provider or its Subprocessors maintain data processing operations. 9.3 The Parties agree that when the transfer of Personal Data from one Party to the other Party (in each case, including transfers to or from Authorized Affiliates, as applicable) is a Restricted Transfer and Applicable Law requires that appropriate safeguards are put in place, the Parties will be subject to the Standard Contractual Clauses in accordance with the following operative provisions for their implementation: (a) In relation to transfers of Recipient Personal Data to which the GDPR applies, the EU SCCs shall apply as further specified below: (i) The Clauses as set forth in Module Two (Controller to Processor) will apply when Recipient is the Data Exporter and Provider is the Data Importer; (ii) The Clauses as set forth in Module Four (Processor to Controller) will apply when Recipient is the Data Importer and Provider is the Data Exporter; (iii) In Clause 7 of the EU SCCs, the optional docking clause will apply; (iv) For the purposes of Clause 8.1(a) of Modules Two and Four and Clause 8.8 of Module Two of the EU SCCs, section 3 of this DPA are the Data Exporter’s complete and final documented instructions at the time of signature of this DPA to the Data Importer for the Processing of Personal Data and include onward transfers to third parties, including to Subprocessors, located outside the EU/EEA for the purpose of the provision of the Services. Any additional or alternate instructions must be consistent with the terms of this DPA and, if applicable, the Underlying Agreement; (v) For the purposes of Clauses 8.5 and 16(d) of Module Two and Clause 8.1(d) of Module Four of the EU SCCs, the Parties agree that the certification of deletion of Personal Data shall be provided by Data Importer to the Data Exporter only upon written request; (vi) For the purposes of Clause 8.6(a) of Module Two of the EU SCCs, the Data Exporter is solely responsible for making an independent determination as to whether the technical and organizational measures set forth in Annex II of the Appendix of this DPA meet its requirements; the Data Exporter agrees that at the time of signature of the DPA, having taken into account the state of the art, the costs of implementation, and the nature, scope, context and purposes of the Processing of Personal Data as well as the risks to individuals, the technical and organizational measures taken by Data Importer provide a level of security appropriate to the risk with respect to the Personal Data; (vii) For the purposes of Clauses 8.9(a) to (c) of Module Two of the EU SCCs, the Data Importer shall handle the Data Exporter’s requests for information in accordance with section 3.8 of this DPA. For the purposes of Clause 8.3 of Module Four of the EU SCCs, the Data Exporter shall handle the Data Importer’s requests for information in accordance with section 3.8 of this DPA;

311376687 v11 BlackBerry DPA (09.24) 23 (viii) For the purposes of Clauses 8.9(c) to (e) of Module Two of the EU SCCs, any audit (including audits requested by the Data Exporter on instructions of the controller) shall be carried out in accordance with section 7 of this DPA. For the purposes of Clause 8.3(b) of Module Four of the EU SCCs, any audit (including audits requested by the Data Importer on instructions of the controller) shall be carried out in accordance with section 7 of this DPA; (ix) For the purposes of Clause 9.a of Module Two of the EU SCCs, Option 2 shall apply. The Data Importer has the Data Exporter’s general authorization to engage Subprocessors in accordance with section 8 of this DPA. A current list of Subprocessors is attached as Annex III of the Appendix of this DPA. The Data Importer shall only inform the Data Exporter of any changes to Subprocessors following the procedure set out in section 8 of this DPA. Where the Data Importer enters into Module Three of the EU SCCs with a Subprocessor in connection with the provision of the Services, the Data Exporter hereby grants the Data Importer authority to provide a general authorization on their behalf for the engagement of further Subprocessors by Subprocessors engaged in the provision of the Services, as well as decision-making and approval authority for the addition or replacement of any such Subprocessors; (x) For the purposes of Clause 11.a of the EU SCCs, the option shall not apply. Subject to section 3.6(b) of this DPA, the Data Importer shall inform Data Subjects on its website of a contact point authorized to handle complaints. The Data Importer shall inform the Data Exporter if it receives a complaint by, or a dispute from, a Data Subject with respect to Personal Data in connection with the provision of the Services and shall without undue delay communicate the complaint or dispute to the Data Exporter. The Data Importer shall not have any further obligation to handle the request, unless otherwise agreed with the Data Exporter in each individual case; (xi) For the purposes of Clause 12 of Modules Two and Four of the EU SCCs, the following shall apply: (A) Each Party’s liability under Clause 12(a) of Modules Two and Four of the EU SCCs shall be subject to the limitations of section 6 of this DPA; (B) The Data Importer’s liability under Clause 12(b) of Module Two of the EU SCCs shall be limited to any damage caused by its Processing where it has not complied with its obligations under the GDPR specifically directed to Data Processors, or where it has acted outside of or contrary to lawful instructions of the Data Exporter, as specified in Article 82(2) GDPR; (C) The Data Importer shall be exempt from liability under section 9.3(a)(xi)(B) of this DPA if it proves that it is not in any way responsible for the event giving rise to the damage pursuant to Article 82(3) GDPR; (xii) For the purposes of Clause 13 of Module Two of the EU SCCs, the following shall apply: (A) Where the Data Exporter is established in an EU member state, the supervisory authority with responsibility for ensuring compliance by the Data Exporter with the GDPR as regards the data transfer shall act as competent data protection supervisory authority; (B) Where the Data Exporter is not established in an EU member state, but falls within the territorial scope of application of the GDPR in accordance with its Article 3(2) and has appointed a representative pursuant to Article

311376687 v11 BlackBerry DPA (09.24) 24 27(1) GDPR, the supervisory authority of the EU member state in which the representative within the meaning of Article 27(1) GDPR is established shall act as competent data protection supervisory authority; (C) Where the Data Exporter is not established in an EU member state, but falls within the territorial scope of application of the GDPR in accordance with its Article 3(2) without however having to appoint a representative pursuant to Article 27(2) GDPR, the Irish Data Protection Authority shall act as competent data protection supervisory authority; (xiii) For the purposes of Clause 15.1(a) of Modules Two and Four the EU SCCs, the following shall apply: (A) The Data Importer shall notify the Data Exporter (only) and not the Data Subject(s) in each and every case it either (α) receives a legally binding request from a public authority, including judicial authorities, under the laws of the country of destination for the disclosure of Personal Data transferred pursuant to the EU SCCs, or (β) becomes aware of any direct access by public authorities to Personal Data transferred pursuant to the EU SCCs in accordance with the laws of the country of destination; (B) The Recipient shall be solely responsible for promptly notifying the Data Subject(s) as necessary; (xiv) For the purposes of Clause 17 of Modules Two and Four of the EU SCCs, Option 1 shall apply, and the EU SCCs shall be governed by Irish law; (xv) For the purposes of Clause 18(b) of Module Two and Clause 18 of Module Four of the EU SCCs, the courts of Ireland shall have exclusive jurisdiction to resolve any dispute arising from the EU SCCs; and (xvi) Annexes I, II, and III of the Appendix of the EU SCCs are set forth in the Appendix of this DPA. (b) In relation to transfers of Recipient Personal Data to which the UK GDPR applies, the EU SCCs will apply to such transfers in accordance with letter (a) above as amended by the ICO UK Addendum including the mandatory clauses set out as alternative part 2. In accordance with section 17 of the ICO UK Addendum, the Parties agree to provide the information required by part 1 of the ICO UK Addendum in the following format and as further specified in this DPA: (i) The “start date” is the time of signature of Annex I to the Standard Contractual Clauses in the Appendix to this DPA; (ii) “The parties” are Provider as the Data Importer and Recipient as the Data Exporter when Module 2 applies, and Recipient as the Data Importer and Provider as the Data Exporter when Module 4 applies; (iii) The “key contacts” are the persons specified in Annex I to the Standard Contractual Clauses in the Appendix to this DPA; (iv) The “Addendum EU SCCs” are the EU SCCs as specified in accordance with letter (a) above; (v) The “Appendix Information” is the information included and in Annex I and II to the Standard Contractual Clauses in the Appendix to this DPA; (vi) The Data Importer and Data Exporter may end the ICO UK Addendum under the conditions set out in section 19 of the ICO UK Addendum. (c) In relation to transfers of Recipient Personal Data protected by the Swiss DPA, the EU SCCs will also apply to such transfers in accordance with letter (a) above as further specified below:

311376687 v11 BlackBerry DPA (09.24) 25 (i) General and specific references in the EU SCCs to the GDPR, EU or EU member state law shall have the same meaning as the equivalent reference in the Applicable Laws of Switzerland; (ii) For the purposes of Clause 13 of Module Two of the EU SCCs, the Swiss Federal Data Protection and Information Commissioner shall act as competent data protection supervisory authority insofar as the relevant data transfer is (also) governed by Swiss Applicable Laws if the Data Exporter is established in Switzerland or otherwise falls within the territorial scope of Swiss Applicable Laws; (iii) For the purposes of Clause 18(b) of Module Two of the EU SCCs, the courts of Switzerland shall have exclusive jurisdiction to resolve any dispute arising from the EU SCCs as specified in this section; (iv) For the purposes of Clause 18(c) of Module Two and Clause 18 of Module Four of the EU SCCs, the term “Member State” shall not be interpreted in such a way as to exclude Data Subjects in Switzerland from the possibility of suing for their rights in their place of habitual residence (i.e., Switzerland); (v) In respect of data transfers governed by Applicable Laws of Switzerland, the EU SCCs also apply to the transfer of information relating to an identified or identifiable legal entity where such information is protected similarly as Personal Data under Applicable Law of Switzerland until such laws are amended to no longer apply to a legal entity. unless the EU SCCs as implemented above cannot be used to lawfully transfer such Personal Data in compliance with the Swiss DPA, in which event the Swiss SCCs will instead be incorporated by reference and form an integral part of this DPA and will apply to such transfers. Where this is the case, the relevant Annexes or Appendices of the Swiss SCCs will be populated using the information contained in the Appendix of this DPA (as applicable). 9.4 If Data Importer adopts an alternative data transfer mechanism (including any new version of or successor to the Standard Contractual Clauses adopted pursuant to Applicable Laws) for the transfer of Personal Data that is not referenced in this DPA (“Alternative Transfer Mechanism”), the Alternative Transfer Mechanism will apply instead of any applicable transfer mechanism referenced in this DPA to the extent that such Alternative Transfer Mechanism complies with Applicable Law. 9.5 By entering into this DPA and signing Annex I to the Standard Contractual Clauses in Appendix 1 to this DPA, the Parties are deemed to be signing and accepting the applicable Standard Contractual Clauses, its applicable Appendices and Annexes and, for data transfers to which the UK GDPR applies, the ICO UK Addendum, which shall form an integral part of this DPA. 9.6 The Parties agree that when the transfer of Personal Data from Provider (as data exporter) to a Subprocessor (as data importer) engaged in accordance with section 8 of this DPA is a Restricted Transfer and Applicable Law requires that appropriate safeguards are put in place, Provider and the Subprocessor can ensure compliance with Chapter V of the GDPR by entering into Module Three of the EU SCCs, including EU SCCs as amended in order to ensure compliance with Applicable Laws of the UK or Switzerland, or by way of adopting an Alternative Transfer Mechanism, provided the conditions for the use of the EU SCCs or the Alternative Transfer Mechanism have been met and subject to the following operative provisions for their implementation: (a) The Recipient hereby grants Provider and the Subprocessor authority to provide a general authorization on their behalf for the engagement of further Subprocessors by Subprocessors

311376687 v11 BlackBerry DPA (09.24) 26 engaged in the provision of the Services, as well as decision-making and approval authority for the addition or replacement of any such Subprocessors. 10. MISCELLANEOUS PROVISIONS 10.1 In case of conflict between the terms of the Underlying Agreement and the terms of this DPA, the terms of the DPA shall take precedence. In the event of any conflict or inconsistency between the above sections of this DPA and the Standard Contractual Clauses referenced therein, the latter shall prevail. 10.2 Amendments or additions to this DPA and its Appendix must be made in writing to be effective. This shall also apply to amendments of this written form requirement. For the purposes of this section, the written form requirement includes signature by commercially acceptable electronic means (e.g., DocuSign) but does not include faxes or any non-transitory form of visible reproduction of words (like emails). 10.3 Should any provision of this DPA be or become invalid, this shall not affect the validity of the remaining terms. The Parties shall in such an event be obliged to cooperate in the creation of terms which achieve such legally valid result as comes closest commercially to that of the invalid provision. The above shall apply accordingly to the closing of any gaps in this DPA. 10.4 Any of Provider’s obligations arising from statutory provisions or according to a judicial or regulatory decision shall remain unaffected by this DPA. 10.5 This Addendum shall be governed by the same law that is governing the Underlying Agreement between the Parties, except for the Standard Contractual Clauses which shall be governed by the law applicable pursuant to Clause 17 of the Standard Contractual Clauses and section 9.3(a)(xiv) or section 9.3(b), as applicable, of this Addendum. 10.6 CCPA. If and to the extent that Provider Processes any personal information relating to a Data Subject associated with Recipient within the scope of the CCPA, Provider acts as a service provider as defined in the CCPA. Recipient discloses end user personal information to Provider, if any, solely for: (i) a valid business purpose; and (ii) to permit Provider to provide the Services under the Underlying Agreement. Provider will not (i) sell the personal information, (ii) retain, use, or disclose the personal information for a commercial purpose other than providing the Services; or (iii) retain, use, or disclose the personal information outside of the provision of the Services to Recipient pursuant to the Underlying Agreement. Provider certifies and will certify throughout the term of this Addendum to comply with the provisions set forth in this Section 10.6 and all applicable obligations under the CCPA. Provider will immediately notify Recipient in writing if it determines or reasonably suspects its inability to comply with its obligations set forth in this Section.

311376687 v11 BlackBerry DPA (09.24) 27 APPENDIX Annex I to the Standard Contractual Clauses MODULE TWO: Transfer controller to processor MODULE FOUR: Transfer processor to controller A. List of Parties BlackBerry Details Name: BlackBerry, as defined in the DPA Address: Address as listed in the Underlying Agreement Contact person’s name, position and contact details: PrivacyOffice@BlackBerry.com Activities relevant to the data transferred under these Clauses: Activities relevant are described in Part B below Role (controller/processor): Controller when Recipient of Purchaser Services Processor when Provider of Seller Services Authorized Affiliates of BlackBerry: BlackBerry Limited Blackberry Corporation BlackBerry UK Limited BlackBerry Singapore Pte Limited Purchaser Details/Descriptions Name: Purchaser, as defined in the DPA Address: Address listed in the Underlying Agreement Contact person’s name, position and contact details: Contact information as listed in the Underlying Agreement Activities relevant to the data transferred under these Clauses: Activities relevant are described in Part B below Role (controller/processor): Controller when Recipient of Seller Services Processor when Provider of Provider Services Authorized Affiliates of Purchaser: Arctic Wolf Networks International, Inc. Arctic Wolf Networks Germany GmbH Arctic Wolf Networks UK LTD Arctic Wolf Networks Canada, Inc. Arctic Wolf Networks Australia Pty Ltd Arctic Wolf Networks India Private Ltd Tetra Defense, LLC Revelstoke Security, LLC

311376687 v11 BlackBerry DPA (09.24) 28 B. Description of Transfer Categories of data subjects whose personal data is transferred The categories of data subjects whose personal data is transferred are determined solely by the Data Exporter. In the normal course of providing or receiving the Services, the categories of data subject might include (but are not limited to): the Data Exporter’s personnel, customers, service providers, business partners, Affiliates, and other end users. Categories of personal data transferred The categories of personal data transferred are determined solely by the Data Exporter. In the normal course of providing or receiving the Services, the categories of personal data transferred might include (but are not limited to): first name, last name, business title, business address, business email address, and phone number. BlackBerry’s software products, which may be used by the Data Exporter and Data Importer in the context of providing or receiving the Services, process system and application data, which may include the following data, some of which may be personal data: • End user contact information: such as first and last names, phone numbers, email addresses and mobile phone numbers, addresses, and location (not real-time) • Account information: such as account name, full name, unique identifiers, local group memberships, account status, account activity • Endpoint network activity: such as destination IP address, destination port, process name, image path, hostname, URLs, source port / IP address • Endpoint information: such as serial number, model, OS, free space, battery level, distinguished name, group membership, MAC addresses, installed applications, process information, user activity, event logs • Geolocation data: By default precise geolocation is collected only when the end user has explicitly granted permission. Approximate location is derived from source IP address. The Data Exporter does not intentionally or knowingly transfer any special categories of personal data. However, the categories of personal data transferred may incidentally include special categories of personal data. The frequency of the transfer (e.g., whether the data is transferred on a one-off or continuous basis) Continuous in the course of providing Services. Nature and purpose of the processing The provision of the Services in accordance with the Underlying Agreement. Purpose(s) of the data transfer and further processing To enable each Party to provide the Services as described in the Underlying Agreement. The period for which the personal data will be retained, or, if that is not possible, the criteria used to determine that period For as long as necessary to provide the Services as described in the Underlying Agreement, as legally or contractually required, or upon receipt of Recipient’s written request for deletion. For transfers to subprocessors, also specify subject matter, nature, and duration of the processing The subject matter, nature and duration of the processing are specified above and in the Underlying Agreement.

311376687 v11 BlackBerry DPA (09.24) 29 C. Competent Supervisory Authority Identify the competent supervisory authority lies in accordance with Clause 13 The competent supervisory authority will be the Data Protection Commission (DPC) of Ireland.

311376687 v11 BlackBerry DPA (09.24) 30 Annex II to the Standard Contractual Clauses MODULE TWO: Transfer controller to processor Description of Technical and Organizational Measures [Redacted: Confidential legal terms relating to customer confidential information.]

Annex III to the Standard Contractual Clauses

MODULE TWO: Transfer controller to processor

Last revised: [Insert]

BlackBerry has authorized Purchaser's use of the following Subprocessors:

Vendor [Redacted: Vendor contracts subject to third party confidentiality obligations.]	**Platform** [Redacted: Vendor contracts subject to third party confidentiality obligations and Specific data points that are either individually, in combination or collectively trade secret.]	**Purpose**	**Data Residency**	**Arctic Wolf Product(s)**
		Email and other office applications	USA	MDR, MR, MA, Incident Response, CDO, IRJS Retainer
		Corporate Data Repository	USA	MDR, MR, MA, Incident Response, Cyber JumpStart Portal
		Data Center and Hosting	USA	MA, Incident Response, CDO
		Internal Ticketing	USA	MDR, MR, MA
		Internal work tracking & procedures	USA	MDR, MR, MA
		Corporate data repository; Secure File Transfer	USA	MDR, MR, MA
		Secure File Transfer	USA	Incident Response
		Customer and Internal Collaboration and Messaging	USA	MDR, MR, MA, Incident Response, IRJS Retainer, Cyber JumpStart Portal, CDO

311376687 v11

		Conferencing/phone	USA	MDR, MR, MA, Incident Response, IRJS Retainer, Cyber JumpStart Portal, CDO
		Workstation Backup	USA	MDR, MR, MA
		Product ticketing system	USA	MDR, MR, MA, Incident Response
		Data Center & Hosting	USA/Canada/Germany/ Australia	MDR, MR, MA, Cyber JumpStart Portal, Incident Response
		Data Center & Hosting	USA/Australia/Brazil/Germany/ Japan	CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Artificial Intelligence	USA/Canada/Germany/ Australia	MDR, MR, MA
		Code and Configuration Repository	USA	MDR, MR
		User Authentication	USA	MDR, MR, MA
		SSO/VPN/Mobile Access authentication for Users	USA	Cyber JumpStart Portal
		Paging tool for ticket escalations	USA	MDR, MR, MA, Incident Response
		Email transactions	USA	MDR, MA, CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora

311376687 v11

				Managed Endpoint Defense
		Management of Customer Incidents	USA	MDR, MR, MA
		Email Security	USA	MDR, MR, MA, CDO, Incident Response
		Geo IP Address Look Up Service	USA	MDR
		Geo IP Address Look Up Service	USA	MDR
		User Experience Metrics	USA	MDR, MR, MA, Cyber JumpStart Portal
		Data Warehouse Storage, Management, and Analysis	USA, Canada, Australia, Germany (based on SOC location)	MDR, MR
		Data analytics	USA/Australia/Germany/Japan/ Brazil	CylanceENDPOINT & CylanceEDGE (customers with tenants in Australia, Germany, Japan, Brazil, and USA); Cylance MDR Aurora Protect, Aurora Endpoint Defense, & Aurora Endpoint Defense Mobile Addon (customers with tenants in Australia, Germany, Japan, Brazil, and USA); Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Error Logging	USA, Germany	MDR, MR
		Forensic Evidence Tracking, Root Point of Compromise Information	USA	Incident Response

311376687 v11

		Data Center and Hardware Hosting	USA	Incident Response
		Mobile application notifications	USA	Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense
		Email delivery services	USA	CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Cloud service provider	USA/Ireland	Cylance MDR, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Security information and event management services	Germany	CylanceMDR
		Out of band communication tool	USA	Cylance MDR
		Issue management portal	USA	CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense

311376687 v11

311376687 v11 Use of the following authorized Subprocessors for the delivery of Services: Customer data will be stored in the geographic region selected by the customer prior to being provisioned. Name Purpose Data Processed Location Additional Info [Redacted: Vendor contracts subject to third party confidentiality obligations.] Cloud service provider in customer’s selected region End user contact information and data collected by the operation of the service Australia, Brazil, Germany, Japan, United States [Redacted: Vendor contracts subject to third party confidentiality obligations.] [Redacted: Vendor contracts subject to third party confidentiality obligations.] Data analytics service provider Data collected by the operation of the service Australia, Germany, United States [Redacted: Vendor contracts subject to third party confidentiality obligations.] [Redacted: Vendor contracts subject to third party confidentiality obligations.] Mobile app notifications service provider Message notification identifiers United States [Redacted: Vendor contracts subject to third party confidentiality obligations.] [Redacted: Vendor contracts subject to third party confidentiality obligations.] Email delivery service provider Email addresses United States [Redacted: Vendor contracts subject to third party confidentiality obligations.] [Redacted: Vendor contracts subject to third party confidentiality obligations.] Email delivery service provider Email addresses United States [Redacted: Vendor contracts subject to third party confidentiality obligations.]

Exhibit D Form of Intellectual Property Assignment Agreement [See Attached]

CONFIDENTIAL Agreed Form INTELLECTUAL PROPERTY ASSIGNMENT AGREEMENT This Intellectual Property Assignment Agreement (this “Agreement”) is made as of [●], 2024 (the “Effective Date”) by and between [●], a [●] (“Seller”), and [●], a [●] (collectively, “Assignors”) on the one hand, and [Purchaser]. a [●] (“Assignee”) on the other hand. Assignors and Assignee are referred to collectively as the “Parties” and individually as a “Party.” WHEREAS, Seller, Assignee, [Subsidiary Purchaser] and [Transferred Subsidiary Parent] entered into that certain Equity and Asset Purchase Agreement, made and entered as of [●], 2024 (the “EAPA”), pursuant to which Assignors will convey, transfer, assign, and deliver to the Assignee, and the Assignee will accept and assume, certain assets and liabilities related to the Business, including the Transferred Marks and Transferred Domain Names, on the terms and subject to the conditions set forth in the EAPA; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Definitions. Capitalized terms used in this Agreement but not otherwise defined in this Agreement will have the meanings set forth in the EAPA. 2. Assignment. Without limiting anything in the EAPA, each Assignor hereby irrevocably and perpetually transfers, conveys, and assigns to Assignee all right, title, and interest in and to the Transferred Marks and Transferred Domain Names as follows: 2.1 Transferred Marks. Each Assignor hereby irrevocably and perpetually transfers, conveys, assigns, and delivers to Assignee all right, title, and interest throughout the world in and to the Trademarks set forth in Exhibit A (the “Transferred Marks”). 2.2 Transferred Domain Names. Each Assignor hereby irrevocably and perpetually transfers, conveys, assigns, and delivers to the Assignee all right, title, and interest throughout the world in and to the domain names and related registrations identified in Exhibit B (the “Transferred Domain Names”). 3. Further Assurances. Each Assignor hereby authorizes the recordation of this Agreement with the United States Patent and Trademark Office and any other applicable registrar or government office necessary to effect the sale, transfer, conveyance, assignment and delivery of the Transferred Marks and Transferred Domain Names to Assignee. Each Assignor will promptly, and at no cost to Assignee, execute such written instruments, extend such other reasonable cooperation and perform such other acts as may be reasonably necessary or appropriate to secure Assignee the rights, title and interest conveyed herein to the Transferred Marks and Transferred Domain Names. If Assignee is unable, after using commercially reasonable efforts, to secure the signature of either Assignor or Assignor’s successors or assigns to any document that Assignee is entitled to under this Agreement, such Assignor hereby irrevocably designates and appoints Assignee and its duly authorized officers and agents, as such Assignor’s agents and attorneys-in-fact, coupled with an interest, to execute and file any documents with the same legal force and effect as if executed by such Assignor. 4. Miscellaneous. 4.1 Governing Law and Jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to conflict of laws principles (whether of the State of New York or any other jurisdiction) that would apply the law of any jurisdiction other than the State of New York. Subject to the right of each Party to seek specific performance, injunctive relief and/or other non-monetary relief in any court, any controversy, dispute or claim arising between Assignor and Assignee with respect to this Agreement or the subject matter covered hereby may be submitted to any of the state or federal courts located in the State of New York. Assignor and Assignee hereby consent

CONFIDENTIAL Agreed Form and submit to the jurisdiction of the state and federal courts of the State of New York for any such controversy, dispute or claim. 4.2 Miscellaneous. Section 10 of the EAPA (Miscellaneous) will apply to this Agreement, mutatis mutandis, as if set forth herein. 4.3 Conflicts with EAPA. In the event of any conflict or other difference between the EAPA and this Agreement, the provisions of the EAPA will control. 4.4 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. This Agreement will become effective when each Party will have received a counterpart hereof signed by the other Party. Unless otherwise provided in this Agreement (including the Exhibits), until the later of (a) the Closing and (b) the time as of which each Party has received a counterpart hereof signed by the other Party, this Agreement will have no effect and no Party will have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). [Remainder of this page intentionally left blank; signatures follow.]

[Signature Page to Intellectual Property Assignment Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date. ASSIGNORS: [●] By: Name: Title: [●] By: Name: Title: ASSIGNEE: [●] By: Name: Title:

EXHIBIT A: TRANSFERRED MARKS

Applicant/ Registrant/ Owner	Mark with Image	Country	App. No.	Filing Date	Reg. No.	Reg. Date
Cylance Inc.	CYLANCE	UNITED ARAB EMR	268935	2/28/2017	268935	2/21/2018
Cylance Inc.	CYLANCE	UNITED ARAB EMR	268936	2/28/2017	268936	1/21/2018
Cylance Inc.	CYLANCE	ARGENTINA	3568103	12/21/2016	2932573	4/6/2018
Cylance Inc.	CYLANCE	ARGENTINA	3568104	12/21/2016	2930972	3/22/2018
Cylance Inc.	CYLANCE	AUSTRALIA	1524063	11/5/2012	1524063	4/26/2013
Cylance Inc.	CYLANCE	BRAZIL	912026510	12/8/2016	912026510	8/21/2018
Cylance Inc.	CYLANCE	BRAZIL	912026596	12/8/2016	912026596	8/21/2018
Cylance Inc.	CYLANCE	CANADA	1601126	11/5/2012	TMA919113	11/2/2015
Cylance Inc.	CYLANCE	SWITZERLAND	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	CHILE	1235579	12/27/2016	1251338	6/14/2017
Cylance Inc.	CYLANCE	CHINA	11709078	11/7/2012	11709078	4/14/2014
Cylance Inc.	CYLANCE	CHINA	11709077	11/7/2012	11709077	4/14/2014
Cylance Inc.	CYLANCE	COLOMBIA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	CUBA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	EUROPEAN UNION (EUTM)	011338662	11/12/2012	011338662	2/16/2014
Cylance Inc.	CYLANCE	UNITED KINGDOM	011338662	11/12/2012	UK00911338662	2/16/2014
Cylance Inc.	CYLANCE	HONG KONG	303983446	12/5/2016	303983446	5/16/2017
Cylance Inc.	CYLANCE	INDONESIA	D002016061001	12/8/2016	IDM000601640	2/27/2018
Cylance Inc.	CYLANCE	INDONESIA	J002016060998	12/8/2016	IDM000600799	2/23/2018
Cylance Inc.	CYLANCE	ISRAEL	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	INDIA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	JORDAN	150697	12/5/2016	150697	10/19/2017
Cylance Inc.	CYLANCE	JORDAN	150696	12/5/2016	150696	10/19/2017
Cylance Inc.	CYLANCE	JAPAN	2016026895	3/11/2016	5908242	12/22/2016

Cylance Inc.	CYLANCE	SOUTH KOREA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	MEXICO	1336940	11/30/2016	1336940	2/15/2018
Cylance Inc.	CYLANCE	MALAYSIA	2016013877	12/22/2016	2016013877	8/7/2017
Cylance Inc.	CYLANCE	MALAYSIA	2016013876	12/22/2016	2016013876	8/3/2017
Cylance Inc.	CYLANCE	NORWAY	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	NEW ZEALAND	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	PERU	686674	12/7/2016	00016704	5/10/2017
Cylance Inc.	CYLANCE	RUSSIA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	SINGAPORE	40201609317Y	6/9/2016	40201609317Y	9/30/2016
Cylance Inc.	CYLANCE	TURKEY	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	TAIWAN	105073384	12/7/2016	01869968	9/16/2017
Cylance Inc.	CYLANCE	UNITED STATES	85636405	5/27/2012	4589223	8/19/2014
Cylance Inc.	CYLANCE	WIPO	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	SOUTH AFRICA	201635811	12/5/2016	201635811	1/2/2020
Cylance Inc.	CYLANCE	SOUTH AFRICA	201635812	12/5/2016	201635812	1/2/2020
Cylance Inc.	CYLANCE (in Japanese Katakana)	JAPAN	2016112015	10/13/2016	5964978	7/21/2017
Cylance Inc.	CYLANCE CYLANCE (Stylized)	AUSTRALIA	1739645	12/7/2015	1739645	5/5/2016
Cylance Inc.	CYLANCE CYLANCE (Stylized)	CANADA	1758154	12/7/2015	TMA957656	12/9/2016

Cylance Inc.	CYLANCE CYLANCE (Stylized)	CHINA	18524473	12/7/2015	18524473	1/21/2017
Cylance Inc.	CYLANCE CYLANCE (Stylized)	CHINA	18524474	12/7/2015	18524474	1/21/2017
Cylance Inc.	CYLANCE CYLANCE (Stylized)	EUROPEAN UNION (EUTM)	014887707	12/7/2015	014887707	4/12/2016
Cylance Inc.	CYLANCE CYLANCE (Stylized)	UNITED KINGDOM	014887707	12/7/2015	UK00914887707	4/12/2016
Cylance Inc.	CYLANCE CYLANCE (Stylized)	JAPAN	2015121092	12/9/2015	5876413	8/26/2016
Cylance Inc.	CYLANCE CYLANCE (Stylized)	UNITED STATES	86655881	6/9/2015	5125156	1/17/2017
Cylance Inc.	CYLANCE SMART ANTIVIRUS	UNITED STATES	87952809	6/7/2018	5997739	2/25/2020

Cylance Inc.	CYLANCE SMART ANTIVIRUS LOGO WITH SHIELD	UNITED STATES	87954326	6/8/2018	5997742	2/25/2020
Cylance Inc.	CYLANCE with Double Helix Shield Design	CHINA	29397760	3/2/2018	29397760	12/28/2019
Cylance Inc.	CYLANCE/DOUBLE HELIX SHIELD DESIGN	CHINA	29397759	3/2/2018	29397759	2/21/2020
Cylance Inc.	CylanceAVERT	UNITED STATES	97485507	7/1/2022	7317371	2/27/2024
Cylance Inc.	CylanceAVERT	UNITED STATES	97470734	6/22/2022	7121182	7/25/2023
Cylance Inc.	CylanceAVERT	WIPO	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	AUSTRALIA	1683138	7/8/2022		
Cylance Inc.	CylanceAVERT	CANADA	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	EUROPEAN UNION (EUTM)	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	UNITED KINGDOM	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	JAPAN	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	SINGAPORE	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceGATEWAY	UNITED STATES	97470754	6/22/2022	7121185	7/25/2023
Cylance Inc.	CylanceGATEWAY	UNITED STATES	97485501	7/1/2022	7121629	7/25/2023
Cylance Inc.	CylanceGATEWAY	WIPO	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	AUSTRALIA	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	CANADA	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	EUROPEAN UNION (EUTM)	1683142	7/8/2022	1683142	7/8/2022

Cylance Inc.	CylanceGATEWAY	UNITED KINGDOM	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	JAPAN	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	SINGAPORE	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CYLANCEGUARD	EUROPEAN UNION (EUTM)	018088261	6/27/2019	018088261	1/17/2020
Cylance Inc.	CYLANCEGUARD	UNITED KINGDOM	018088261	6/27/2019	UK00918088261	1/17/2020
Cylance Inc.	CYLANCEGUARD	JAPAN	2019090418	6/28/2019	6219229	1/23/2020
Cylance Inc.	CYLANCEGUARD	UNITED STATES	88248032	1/3/2019	6038132	4/21/2020
Cylance Inc.	CYLANCEGUARD	WIPO	1673558	6/22/2022	1673558	6/22/2022
Cylance Inc.	CYLANCEGUARD	AUSTRALIA	1673558	6/22/2022	1673558	6/22/2022
Cylance Inc.	CYLANCEGUARD	CANADA	1673558	6/22/2022		
Cylance Inc.	CYLANCEGUARD	SINGAPORE	1673558	6/22/2022	1673558	6/22/2022
Cylance Inc.	CYLANCEHYBRID	UNITED STATES	88017088	6/27/2018	5836041	8/13/2019
Cylance Inc.	CYLANCEIDENTITY	EUROPEAN UNION (EUTM)	017940988	8/10/2018	017940988	12/20/2018
Cylance Inc.	CYLANCEIDENTITY	UNITED KINGDOM	017940988	8/10/2018	UK0097940988	12/20/2018
Cylance Inc.	CYLANCEIDENTITY	JAPAN	2018102597	8/10/2018	6128189	3/8/2019
Cylance Inc.	CYLANCEIDENTITY	UNITED STATES	87795224	2/13/2018		
Cylance Inc.	CYLANCEON-PREM	UNITED STATES	88017100	6/27/2018	5836042	8/13/2019
Cylance Inc.	CYLANCEOPTICS	EUROPEAN UNION (EUTM)	017260985	9/29/2017	017260985	1/24/2018
Cylance Inc.	CYLANCEOPTICS	UNITED KINGDOM	017260985	9/29/2017	UK00917260985	1/24/2018
Cylance Inc.	CYLANCEOPTICS	JAPAN	2017130181	9/29/2017	6037163	4/20/2018
Cylance Inc.	CYLANCEOPTICS	UNITED STATES	87469882	5/31/2017	5571576	9/25/2018
Cylance Inc.	CYLANCEOPTICS	WIPO	1673568	6/22/2022	1673568	6/22/2022
Cylance Inc.	CYLANCEOPTICS	AUSTRALIA	1673568	6/22/2022	1673568	6/22/2022
Cylance Inc.	CYLANCEOPTICS	CANADA	1673568	6/22/2022		
Cylance Inc.	CYLANCEOPTICS	SINGAPORE	1673568	6/22/2022	1673568	6/22/2022

Cylance Inc.	CYLANCEOPTICS Shield Design	UNITED STATES	87469892	5/31/2017	5536885	8/7/2018
Cylance Inc.	CylancePERSONA	UNITED STATES	97470713	6/22/2022	7121180	7/25/2023
Cylance Inc.	CylancePERSONA	UNITED STATES	97485495	7/1/2022	7121628	7/25/2023
Cylance Inc.	CylancePERSONA	WIPO	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	AUSTRALIA	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	CANADA	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	EUROPEAN UNION (EUTM)	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	UNITED KINGDOM	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	JAPAN	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	SINGAPORE	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CYLANCEPROTECT	AUSTRALIA	1758046	3/10/2016	1758046	10/12/2016
Cylance Inc.	CYLANCEPROTECT	CANADA	1771573	3/9/2016	TMA983192	10/19/2017
Cylance Inc.	CYLANCEPROTECT	EUROPEAN UNION (EUTM)	015197379	3/9/2016	015197379	7/22/2016
Cylance Inc.	CYLANCEPROTECT	UNITED KINGDOM	015197379	3/9/2016	UK00915197379	7/22/2016
Cylance Inc.	CYLANCEPROTECT	JAPAN	2016025649	3/9/2016	5870539	7/29/2016
Cylance Inc.	CYLANCEPROTECT	SINGAPORE	40201609318W	6/21/2016	40201609318W	9/30/2016
Cylance Inc.	CYLANCEPROTECT	UNITED STATES	86193569	2/14/2014	4730095	5/5/2015
Cylance Inc.	CYLANCEPROTECT SHIELD DESIGN	UNITED STATES	88000796	6/14/2018	5997794	2/25/2020
Cylance Inc.	CYLANCEV	UNITED STATES	86019673	7/25/2013	4700636	3/10/2015

Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	AUSTRALIA	1726084	10/7/2015	1726084	4/5/2016
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	CANADA	1749257	10/6/2015	TMA997848	5/31/2018
Cylance Inc.	Double Helix Shield Design	EUROPEAN UNION (EUTM)	014653653	10/6/2015	014653653	4/13/2016
Cylance Inc.	Double Helix Shield Design	UNITED KINGDOM	014653653	10/6/2015	UK00914653653	4/13/2016
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	JAPAN	2015097435	10/8/2015	5826254	2/12/2016

Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	SINGAPORE	40201609320Q	6/9/2016	40201609320Q	9/30/2016
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	UNITED STATES	86655878	6/9/2015	5169214	3/28/2017
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN (IN COLOR)	UNITED STATES	87201455	10/12/2016	5171653	3/28/2017
Cylance Inc.	INFINITY	UNITED STATES	86173889	1/23/2014	4551950	6/17/2014
Cylance Inc.	KNOW THE TRUTH	EUROPEAN UNION (EUTM)	016251159	1/13/2017	016251159	5/11/2017
Cylance Inc.	KNOW THE TRUTH	UNITED KINGDOM	016251159	1/13/2017	UK00916251159	5/11/2017
Cylance Inc.	S Design and SPEAR SPEAR	AUSTRALIA	1728750	10/16/2015	1728750	10/16/2015
Cylance Inc.	S Design and SPEAR SPEAR	EUROPEAN UNION (EUTM)	014684666	10/15/2015	014684666	1/1/2020

Cylance Inc.	S Design and SPEAR	UNITED KINGDOM	014684666	10/15/2015	UK00914684666	1/1/2020
Cylance Inc.	Shield Design	AUSTRALIA	1735953	11/19/2015	1735953	4/26/2016
Cylance Inc.	Shield Design	CANADA	1755750	11/19/2015	TMA957633	12/9/2016
Cylance Inc.	Shield Design	EUROPEAN UNION (EUTM)	014814586	11/20/2015	014814586	5/31/2016
Cylance Inc.	Shield Design	UNITED KINGDOM	014814586	11/20/2015	UK00914814586	5/31/2016
Cylance Inc.	Shield Design	JAPAN	2015115107	11/24/2015	5826264	2/12/2016

Cylance Inc.	Shield Design	UNITED STATES	86642506	5/27/2015	4870795	12/15/2015
Cylance Inc.	THE AI OF AV	AUSTRALIA	1751441	2/10/2016	1751441	5/25/2016
Cylance Inc.	THE AI OF AV	CANADA	1766637	2/5/2016	TMA1039910	7/11/2019
Cylance Inc.	THE AI OF AV	EUROPEAN UNION (EUTM)	015086572	2/9/2016	015086572	6/9/2016
Cylance Inc.	THE AI OF AV	UNITED KINGDOM	015086572	2/9/2016	UK00915086572	6/9/2016
Cylance Inc.	THE AI OF AV	JAPAN	2016013953	2/9/2016	5872365	8/5/2016
Cylance Inc.	THREATZERO	AUSTRALIA	1758357	3/11/2016	1758357	7/27/2016
Cylance Inc.	THREATZERO	CANADA	1772193	3/14/2016	TMA1002529	8/10/2018
Cylance Inc.	THREATZERO	JAPAN	2016027975	3/14/2016	5897598	11/18/2016
Cylance Inc.	THREATZERO	UNITED STATES	86759649	9/17/2015	5346764	11/28/2017
Cylance Inc.	THREATZERO SHIELD DESIGN	UNITED STATES	88000779	6/14/2018	5835989	8/13/2019

EXHIBIT B: TRANSFERRED DOMAIN NAMES

Owner/Registrant	Domain Name	Group
BlackBerry LTD	avisdead.com	N. America
BlackBerry LTD	avtruth.com	N. America
BlackBerry LTD	cleavermalware.com	N. America
BlackBerry LTD	clyance.com	N. America
BlackBerry LTD	cylance.adult-block	N. America
BlackBerry LTD	cylance.ae	EMEA
BlackBerry LTD	cylance.biz	N. America
BlackBerry LTD	cylance.blog	N. America
CIRA Research In Motion Limited	cylance.ca	N. America
BlackBerry LTD	cylance.club	N. America
BlackBerry LTD	cylance.com	N. America
BlackBerry LTD	cylance.company	N. America
BlackBerry LTD	cylance.de	EMEA Germany
BlackBerry LTD	cylance.email	N. America
IE Reg CYLANCE IRELAND LIMITED	cylance.ie	N. America
BlackBerry LTD	cylance.info	N. America
BlackBerry LTD	cylance.io	N. America
BlackBerry LTD	cylance.is	EMEA
QNX Software Systems Limited	cylance.kr	N. America
BlackBerry LTD	cylance.lu	EMEA
BlackBerry LTD	cylance.marketing	N. America
BlackBerry LTD	cylance.me	N. America
BlackBerry LTD	cylance.mobi	N. America
BlackBerry LTD	cylance.net	N. America
Registrant Sync PBI39O	cylance.no	N. America
BlackBerry LTD	cylance.nz	N. America
BlackBerry LTD	cylance.org	N. America
NL SG PT Blackberry Limited	cylance.pt	EMEA
BlackBerry LTD	cylance.qa	EMEA Saudi Arabia
BlackBerry LTD	cylance.ru	N. America
SE Research In Motion Limited	cylance.se	EMEA
BlackBerry LTD	cylance.sucks	N. America
BlackBerry LTD	cylance.technology	N. America
BlackBerry LTD	cylance.tv	N. America
Research In Motion Limited	cylance.uk	N. America
BlackBerry LTD	cylance.us	N. America
BlackBerry LTD	cylance.wtf	N. America

BlackBerry LTD	cylance.xyz	N. America
BlackBerry LTD	cylance.zone	N. America
BlackBerry LTD	cylanceaggregator.com	N. America
BlackBerry LTD	cylanceai.com	N. America
BlackBerry LTD	cylanceantivirus.ai	EMEA
BlackBerry LTD	cylanceantivirus.app	N. America
BlackBerry LTD	cylanceantivirus.io	N. America
BlackBerry LTD	cylanceantivirus.net	N. America
BlackBerry LTD	cylanceantivirus.org	N. America
BlackBerry LTD	cylanceassistant.com	N. America
BlackBerry LTD	cylanceav.com	N. America
BlackBerry LTD	cylanceaws.com	N. America
BlackBerry LTD	cylanceaz.com	N. America
BlackBerry LTD	cylancecollect.com	N. America
BlackBerry LTD	cylanceconsulting.com	N. America
BlackBerry LTD	cylanceconsumer.com	N. America
BlackBerry LTD	cylancecorp.com	N. America
BlackBerry LTD	cylancedetect.com	N. America
BlackBerry LTD	cylancedr.com	N. America
BlackBerry LTD	cylanceedge.com	N. America
BlackBerry LTD	cylanceendpoint.com	N. America
BlackBerry LTD	cylanceexecutioncontrol.com	N. America
BlackBerry LTD	cylanceguard.com	N. America
BlackBerry LTD	cylancehub.com	N. America
BlackBerry LTD	cylancehybrid.com	N. America
BlackBerry LTD	cylanceidentity.com	N. America
BlackBerry LTD	cylanceinfinity.com	N. America
BlackBerry LTD	cylanceinspect.com	N. America
BlackBerry LTD	cylanceintelligence.com	N. America
BlackBerry LTD	cylancek8.com	N. America
BlackBerry LTD	cylancelabs.com	N. America
BlackBerry LTD	cylancelabs.net	N. America
BlackBerry LTD	cylancemdr.com	N. America
BlackBerry LTD	cylanceon-prem.com	N. America
BlackBerry LTD	cylanceonprem.com	N. America
BlackBerry LTD	cylanceprotect.com	N. America
BlackBerry LTD	cylancerewards.com	N. America
BlackBerry LTD	cylancerewardsemea.com	N. America
BlackBerry LTD	cylanceriskzero.com	N. America
BlackBerry LTD	cylancesalespro.com	N. America
BlackBerry LTD	cylancesecurity.com	N. America

BlackBerry LTD	cylancesmartantivirus.ai	EMEA
BlackBerry LTD	cylancesmartantivirus.com	N. America
BlackBerry LTD	cylancesmartav.ai	EMEA
BlackBerry LTD	cylancesmartav.com	N. America
BlackBerry LTD	cylancestage.com	N. America
BlackBerry LTD	cylancestore.com	N. America
BlackBerry LTD	cylancestore.net	N. America
BlackBerry LTD	cylancesupportnumber.com	N. America
BlackBerry LTD	cylancethethreat.com	N. America
BlackBerry LTD	cylancev.com	N. America
BlackBerry LTD	cylancex.com	N. America
BlackBerry LTD	cylancexero.com	N. America
BlackBerry LTD	cylancezero.com	N. America
BlackBerry LTD	cylenceprotect.com	N. America
BlackBerry LTD	endpointexecutioncontrol.com	N. America
Cylance Ltd	fora.ge	N. America
BlackBerry LTD	hackingexposed.tv	N. America
BlackBerry LTD	hackingexposedlive.com	N. America
BlackBerry LTD	infinite-day.com	N. America
BlackBerry LTD	klownstrike.com	N. America
BlackBerry LTD	lambs2lions.net	N. America
BlackBerry LTD	legaldigitalforensics.com	N. America
BlackBerry LTD	mycylance.com	N. America
BlackBerry LTD	nextgenantivirus.com	N. America
BlackBerry LTD	nextgenantivirus.net	N. America
BlackBerry LTD	nextgenantivirus.org	N. America
BlackBerry LTD	nextgenerationendpoint.com	N. America
BlackBerry LTD	onprem-cylance.com	N. America
BlackBerry LTD	opcleaver.com	N. America
BlackBerry LTD	operationcleaver.com	N. America
BlackBerry LTD	perpetualprevention.com	N. America
BlackBerry LTD	popmybox.com	N. America
BlackBerry LTD	popmybox.net	N. America
BlackBerry LTD	ridgewayis.com	N. America
BlackBerry LTD	sentientexecutioncontrol.com	N. America
BlackBerry LTD	sentientexecutioncontrol.info	N. America
BlackBerry LTD	sentientexecutioncontrol.net	N. America
BlackBerry LTD	sentientexecutioncontrol.org	N. America
BlackBerry LTD	silencethethreat.com	N. America
BlackBerry LTD	skoutforensics.com	N. America
BlackBerry LTD	skoutforensics.net	N. America

BlackBerry LTD	smartantivirus.ai	EMEA
BlackBerry LTD	smartav.ai	EMEA
BlackBerry LTD	thetruthaboutbigav.com	N. America
BlackBerry LTD	threatzero.com	N. America
BlackBerry LTD	traditionalantivirus.com	N. America
BlackBerry LTD	traditionalav.com	N. America
BlackBerry LTD	trustthemath.com	N. America
BlackBerry LTD	whatisoptics.com	N. America
BlackBerry LTD	zeroday.tv	N. America

Exhibit E Form of Strategic Customer Support Agreement [See Attached]

311393987 v11 Agreed Form CONFIDENTIAL STRATEGIC CUSTOMER SUPPORT AGREEMENT BY AND BETWEEN [PURCHASER] AND [SELLER] Dated as of [●]

311393987 v11 TABLE OF CONTENTS Page -i- ARTICLE I DEFINITIONS ........................................................................................................................ 1 ARTICLE II SERVICES, DURATION AND SERVICES MANAGERS ................................................. 3 2.1 Services .............................................................................................................................. 3 2.2 Retained Services ............................................................................................................... 3 2.3 Duration of Services .......................................................................................................... 3 2.4 Standard of Services .......................................................................................................... 3 2.5 Cooperation; Customer Success ........................................................................................ 3 2.6 Intellectual Property; Data ................................................................................................. 4 2.7 System Security ................................................................................................................. 5 2.8 Data Protection .................................................................................................................. 5 ARTICLE III DISCLAIMERS; COMPLIANCE ........................................................................................ 6 3.1 Disclaimer of Warranties ................................................................................................... 6 3.2 Compliance with Laws and Regulations ............................................................................ 6 ARTICLE IV COSTS AND DISBURSEMENTS ....................................................................................... 7 4.1 Costs and Disbursements ................................................................................................... 7 4.2 Tax Matters ........................................................................................................................ 7 ARTICLE V LIMITED LIABILITY AND INDEMNIFICATION ............................................................ 7 5.1 Consequential and Other Damages .................................................................................... 7 5.2 Limitation of Liability ....................................................................................................... 8 5.3 Release and Seller Indemnity............................................................................................. 8 5.4 Purchaser Indemnity .......................................................................................................... 8 5.5 Indemnification Procedures ............................................................................................... 8 5.6 Exclusion of Other Remedies ............................................................................................ 8 5.7 Confirmation ...................................................................................................................... 8 ARTICLE VI TERM AND TERMINATION ............................................................................................. 8 6.1 Term and Termination. ...................................................................................................... 8 6.2 Effect of Termination ......................................................................................................... 9 ARTICLE VII DISPUTE RESOLUTION ................................................................................................... 9 7.1 Dispute Resolution. ............................................................................................................ 9 ARTICLE VIII GENERAL PROVISIONS ............................................................................................... 10 8.1 No Agency ....................................................................................................................... 10 8.2 Notices ............................................................................................................................. 10

TABLE OF CONTENTS
(continued)

Page

8.3	Severability	11
8.4	Entire Agreement	11
8.5	No Third-Party Beneficiaries	11
8.6	Governing Law	11
8.7	Amendment	11
8.8	Precedence of Annexes, Exhibits, and Schedules	11
8.9	Counterparts	11
8.10	Assignability; Change of Control	12
8.11	Non-Recourse	12
8.12	Mutual Drafting	12
8.13	Transaction Agreements	12

ANNEXES, EXHIBITS AND SCHEDULES

Annex 1	Governance and Operational Support
Exhibit A	BlackBerry Solution License Agreement
Exhibit B	BlackBerry Technical Support Services Program Description
Exhibit C-1	[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]
Exhibit C-2	[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]
Exhibit C-3	[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]
Exhibit D	Products
Exhibit E	Data Processing Agreement
Schedule C-1A	[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]
Schedule C-1B	[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]
Schedule C-2	[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]

-ii-

311393987 v11

311393987 v11 STRATEGIC CUSTOMER SUPPORT AGREEMENT This STRATEGIC CUSTOMER SUPPORT AGREEMENT, dated as of [●] (this “Agreement”), is by and between [●], a Delaware corporation (“Purchaser”), and [●], a corporation incorporated under the Business Corporation Act (Ontario) (“Seller”). Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meaning set forth in the Purchase Agreement (as defined herein). R E C I T A L S WHEREAS, Purchaser and Seller have entered into that certain Equity and Asset Purchase Agreement, dated as of [●] (the “Purchase Agreement”), pursuant to which Purchaser purchased the Transferred Subsidiary Equity Interests and the Transferred Assets and assumed the Assumed Liabilities from Seller or the Other Selling Entities, and Seller sold, assigned, transferred and conveyed all of the Transferred Subsidiary Equity Interests, Transferred Assets and Assumed Liabilities to Purchaser; WHEREAS, the Purchase Agreement requires that the Parties enter into this Agreement at the Closing to enable Seller (or its applicable Affiliates) to continue to perform its obligations under certain customer contracts that constitute Excluded Contracts (as defined in the Purchase Agreement); and WHEREAS, the Purchase Agreement requires execution and delivery of this Agreement by Purchaser and Seller at or prior to the Closing Date. NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, Purchaser and Seller, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINITIONS The following capitalized terms used in this Agreement shall have the meanings set forth below: “Agreement” shall have the meaning set forth in the Preamble. “BlackBerry Agreements” shall mean the BlackBerry Solution License Agreement and BlackBerry Technical Support Services Program Description. “BlackBerry Solution License Agreement” shall mean the agreement governing a Customer’s use of Product(s), as set forth on Exhibit A. “BlackBerry Technical Support Services Program Description” shall mean a document describing the levels of technical support services that a Customer is entitled to acquire, as set forth on Exhibit B. “Customers” shall mean all [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] “Customer Specific Terms” shall mean Exhibit C-1 as applicable to [Redacted: Proprietary customer data and subject to third party confidentiality obligations.], Exhibit C-2 as applicable to [Redacted: Proprietary customer data and subject to third party confidentiality obligations.], and Exhibit C- 3 as applicable to [Redacted: Proprietary customer data and subject to third party confidentiality obligations.].

311393987 v11 -2- “Dispute” shall have the meaning set forth in Section 7.1. “DPA” shall have the meaning set forth in Section 2.8. “[Redacted: Proprietary customer data and subject to third party confidentiality obligations.] Customer” shall mean a Person listed on Schedule C-2. “[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]Customer” shall mean a Person defined in Exhibit C-3, [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]Customer Specific Terms. “[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]Customers” shall mean a Person listed on Schedule C-1B. “Parties” shall mean the parties to this Agreement. “Personal Data” shall mean any information relating to an identified or identifiable natural person who can be identified, directly or indirectly, in particular by reference to an identifier of that natural person. “Processing” and “Process” shall mean any operation or set of operations performed on Personal Data or sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction. “Product” shall mean any product, service, computer software product or offering listed on Exhibit D that is researched, developed, designed, sold, marketed, or distributed (a) at any time prior to the Closing in connection with the Business or (b) by the Transferred Subsidiary prior to the Closing in connection with the Business. “Purchaser” shall have the meaning set forth in the Preamble. “Purchaser Indemnified Party” shall have the meaning set forth in Section 5.3. “Purchaser Services Manager” shall have the meaning set forth in Section 2.5(b). “Retained Services” shall have the meaning set forth in Section 2.2. “Seller” shall have the meaning set forth in the Preamble. “Seller Indemnified Party” shall have the meaning set forth in Section 5.4. “Seller Services Manager” shall have the meaning set forth in Section 2.5(b). “Services” shall have the meaning set forth in Section 2.1. “[Redacted: Proprietary customer data and subject to third party confidentiality obligations.]Customer” shall mean a Person listed on Schedule C-1A. “Systems” shall mean the applicable information technology systems of Purchaser or Seller, as the context requires.

311393987 v11 -3- “TSA” shall have the meaning set forth in Section 2.5(a). ARTICLE II SERVICES, DURATION AND SERVICES MANAGERS 2.1 Services. Subject to the terms and conditions of this Agreement, Purchaser shall provide or cause to be provided to Seller the following services (“Services”), in each case solely with respect to the applicable Product(s): (a) other than the Retained Services, the obligations of “BlackBerry” as set out in the BlackBerry Solution License Agreement identified as services of Purchaser in the applicable Customer Specific Terms for the benefit of each Customer, on behalf of Seller; and (b) other than the Retained Services, the maintenance, support, and services of “BlackBerry” as set out in the BlackBerry Technical Support Services Program Description identified as services of Purchaser in the applicable Customer Specific Terms that Seller reasonably requests for the benefit of each Customer, on behalf of Seller. 2.2 Retained Services. Seller shall continue to provide certain services for Customers in accordance with the applicable Customer Specific Terms, and such other services, including replacement services, as mutually agreed by the Parties in writing (the “Retained Services”) and Purchaser shall provide all other services required under Section 2.1(b). 2.3 Duration of Services. Subject to the terms of this Agreement, Purchaser shall provide or cause to be provided to Seller each Service until the earlier to occur of, with respect to each Customer, (a) the date that such Customer’s then-current contract term expires with respect to the applicable Product(s), each as set forth on Exhibits C-1 to C-3, or (b) the date on which such Service is terminated under Section 6.1(b) or 6.1(c) (each a “Service Term”). 2.4 Standard of Services. Purchaser agrees to perform the Services in a manner that is in accordance with the BlackBerry Agreements. 2.5 Cooperation; Customer Success. (a) Purchaser shall appoint and designate a sufficiently senior individual who is employed, as of the date of such appointment and designation, by Purchaser to act as its initial services manager (the “Purchaser Services Manager”), who shall be directly responsible for coordinating and managing the delivery of the Services and have authority to act on Purchaser’s behalf with respect to matters relating to the provision of Services under this Agreement. The Purchaser Services Manager shall work with the personnel of Purchaser to periodically address issues and matters raised by Seller relating to the provision of Services under this Agreement. The Purchaser Services Manager may be the same individual as the Purchaser Services Manager designated under the Transition Services Agreement between the Parties, dated as of the date hereof (the “TSA”). (b) Seller shall appoint and designate a sufficiently senior individual who is employed, as of the date of such appointment and designation, by Seller to act as its initial services manager (the “Seller Services Manager”), who shall have authority to act on Seller’s behalf with respect to matters relating to this Agreement. The Seller Services Manager shall work with the personnel of Seller to periodically address issues and matters raised by Purchaser relating to this Agreement. The Seller Services Manager may be the same individual as the Seller Services Manager designated under the TSA.

311393987 v11 -4- (c) The Parties shall collaborate in good faith to manage the matters relating to the provision of Services under this Agreement, including the coordination of regular meetings, the preparation and submission of reports, and any other related responsibilities as specified in Annex 1. (d) For Customer success matters, including if Customer alleges breach of contract with respect to the Products, raises any issue or question or otherwise threatens a dispute related to the Product(s), including for example: related to Sections 2-4, 6-8, or 10-13 of the BlackBerry Solution License Agreement, any support services contemplated under the BlackBerry Technical Support Services Program Description, the Parties shall collaborate in good faith to address such Customer’s concern. Except as otherwise agreed by the Parties (including but not limited to the indemnification obligations and other remedies provided under the Purchase Agreement or any other Transaction Agreement), Purchaser and Seller acknowledge and agree that all indemnification obligations under the BlackBerry Agreements arising from or relating to circumstances, acts or omissions which occurred on or after the Closing Date and arise from the Services, and all liabilities relating thereto, shall be the responsibility of Purchaser (not Seller). Purchaser and Seller acknowledge and agree that all other indemnification obligations under the BlackBerry Agreements or Customer Specific Terms, including those arising from or relating to circumstances, acts or omissions which occurred (i) prior to the Closing Date or (ii) after the Closing Date and arise from the Retained Services, and all liabilities relating to (i) and (ii), shall be the responsibility of Seller (not Purchaser). (e) No later than six (6) months (or as early as is reasonably practical given the rolling expiry dates of Customer contracts) prior to the expiry date of a Customer contract with respect to the Product(s), the Parties shall cooperate in good faith to notify such Customer that (i) Seller no longer provides the Product(s) and (ii) Customer should contract directly with Purchaser for continued use of the Product(s). Subject to the foregoing, to the extent Purchaser agrees to contract with such Customer for continued use of the Product(s), the Parties shall use commercially reasonable efforts to prevent undue interruption or adverse effect regarding such Customer’s use of the Product(s). Purchaser shall make available to the Seller such appropriately qualified personnel as may be necessary to provide the Services. The Purchaser shall have the right to (A) designate which personnel it shall assign to perform the Services and (B) remove and replace such personnel at any time. 2.6 Intellectual Property; Data. (a) This Agreement and the performance of the Services under this Agreement shall not affect or result in the transfer of any rights in or to, or the ownership of, any Intellectual Property Rights or Technology. Neither Party shall acquire any right, title or interest (except for the express license rights set forth in this Section 2.6) in any Intellectual Property Rights or Technology of the other Party by reason of the provision of the Services hereunder. For the avoidance of doubt, nothing in this Agreement shall limit or modify the transfer of the rights in and to, the ownership of, or the licenses with respect to any Intellectual Property Rights or Technology as set forth in the Purchase Agreement or any other Transaction Agreement. (b) Purchaser acknowledges that following the Closing, Seller relies on Purchaser’s Services to provide the Product(s) to each Customer in accordance with the BlackBerry Agreements, including to develop, improve, host, support, maintain, operate, update, provide and otherwise make available the applicable Product(s) purchased by Customer. Subject to Section 2.6(a), solely to the extent Seller needs to access and use the specific items of Technology and Intellectual Property Rights owned or controlled by Purchaser or any of its Affiliates that are solely necessary to perform the Retained Services, Purchaser hereby grants to Seller a limited, non-exclusive, non-transferable, non-sublicensable, revocable, fully paid-up, royalty-free right to use such Technology and Intellectual Property Rights, solely during the applicable Service Term, for the sole and limited purpose of performing the Retained Services (and to the

311393987 v11 -5- extent the use of such Technology or Intellectual Property Rights are governed by a license or other agreement with a Third Party, subject to any applicable restrictions or other requirements set forth thereunder). For the avoidance of doubt, the license set forth in this Section 2.6(b) does not permit Seller or its Affiliates to modify or prepare derivative works of any Technology or Intellectual Property Rights owned or controlled by Purchaser or any of its Affiliates. (c) As between Purchaser and Seller on the one hand and Customer on the other hand, Customer retains ownership of all Customer Data (as defined in the BlackBerry Solution License Agreement). With respect to Anonymous Data (as defined in the BlackBerry Solution License Agreement), as between Purchaser and Seller, Purchaser shall own all Anonymous Data and Purchaser shall provide Seller and its Affiliates access to the applicable Anonymous Data solely to the extent necessary for Seller to perform Retained Services. 2.7 System Security. (a) If a Party or its Affiliates (the “Accessing Party”), as the case may be, is given access to the other Party’s or its Affiliates’ (the “Granting Party”) Systems in connection with the provision of Services or Retained Services, the Accessing Party shall comply with all of the Granting Party’s applicable security policies, procedures and guidelines (including physical security, network access, internet security, confidentiality and personal data security guidelines) attached hereto as Exhibit E (collectively, “Security Regulations”), and shall not knowingly tamper with, compromise or circumvent any security or audit measures employed by the Granting Party or any of its Affiliates. The Accessing Party shall access and use only those Systems of the Granting Party and its Affiliates for which it has been granted the right to access and use. (b) Each Accessing Party shall take steps designed to restrict access to only those of the Accessing Party’s personnel who are specifically authorized to have access to the Systems and prevent unauthorized access, use, destruction, alteration, or loss of information contained therein, including notifying such personnel of the restrictions set forth in this Agreement and the Security Regulations. (c) If, at any time, an Accessing Party determines that any such personnel has sought to circumvent, or has circumvented, the Security Regulations, that any unauthorized personnel has or has had access to the Systems, or that any such personnel has engaged in activities that would reasonably be expected to lead to the unauthorized access, use, destruction, alteration or loss of data, information or software of the Granting Party or any of its Affiliates, the Accessing Party shall promptly (and in any event within twenty-four (24) hours of its determination) notify the Granting Party so that the Parties may cooperate to terminate any such person’s access to the relevant Systems. In addition, the Granting Party shall have the right to deny personnel of any Accessing Party access to the Systems upon reasonable notice to the Accessing Party in the event that the Granting Party reasonably believes that such personnel have engaged in any of the activities set forth above in this Section 2.7(c) or otherwise pose a security concern. Each Accessing Party shall provide such reasonable cooperation as the relevant Granting Party may request in investigating any unauthorized access to the Systems. 2.8 Data Protection. To the extent that the provision of the Services requires the Processing of Personal Data, the obligations of Purchaser regarding the Processing of Personal Data in connection with the provision of the Services shall be mutually agreed between the Parties in the Data Processing Agreement set forth in Exhibit E (the “DPA”) between the Parties. To the extent there are any conflicts between this Agreement and the DPA, the DPA shall govern.

311393987 v11 -6- ARTICLE III DISCLAIMERS; COMPLIANCE 3.1 Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT ALL SERVICES ARE PROVIDED AS-IS, THAT SELLER ASSUMES ALL RISKS AND LIABILITY ARISING FROM OR RELATING TO ITS USE OF AND RELIANCE UPON THE SERVICES, AND PURCHASER, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT THERETO. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PURCHASER HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICES, WHETHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY IN REGARD TO QUALITY, PERFORMANCE, NON-INFRINGEMENT, COMMERCIAL UTILITY, MERCHANTABILITY OR FITNESS OF ANY SERVICE FOR A PARTICULAR USE OR PURPOSE OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. 3.2 Compliance with Laws and Regulations. Each Party shall be responsible for its own compliance with any and all Laws applicable to its performance under this Agreement. No Party shall knowingly take any action in violation of any such applicable Law that results in liability being imposed on the other Party. ARTICLE IV COSTS AND DISBURSEMENTS 4.1 Costs and Disbursements. (a) Except as otherwise provided in this Agreement, Seller (or its designee) shall pay to Purchaser the fee for the Services (or category of Services, as applicable) (each fee constituting a “Service Charge,” and, collectively, “Service Charges”) as set forth on the applicable Customer Specific Terms. All Service Charges shall be exclusive of any Taxes (responsibility for which shall be governed by Section 4.2). (b) Each Party shall be responsible for all of its own costs and expenses in connection with its performance under this Agreement. (c) The Service Charges due and payable hereunder shall be invoiced and paid U.S. dollars, unless the Parties otherwise agree. Except as otherwise agreed by the Parties, on a monthly basis, Purchaser shall prepare an invoice for such fiscal month to Seller noting, in reasonable detail, the Service Charges owed to it by Seller. Seller shall pay the amount of the Service Charges set forth in such invoice by wire transfer (or such other method of payment as may be agreed between the Parties) to Purchaser (or its designee) within thirty (30) days of the receipt of each such invoice. In the absence of a timely notice of billing dispute in accordance with the provisions of ARTICLE VII of this Agreement, if Seller fails to pay such amount by the due date, Seller shall be obligated to pay to Purchaser, in addition to the amount due, interest at an annual default interest rate of six percent (6%), or the maximum legal rate, whichever is lower (the “Interest Payment”), accruing from the date the payment was due up to the date of actual payment. In the event of any billing dispute, Seller shall promptly pay any undisputed amount. The Parties may agree in writing to net billing or other offsetting arrangements with respect to any amounts payable hereunder or under any other Transaction Agreement.

311393987 v11 -7- (d) Seller shall timely pay the full amount of Service Charges and shall not set off, counterclaim or otherwise withhold any amount owed to Purchaser under this Agreement on account of any obligation owed by Purchaser to Seller except for any net billing arrangements agreed to by the Parties pursuant to Section 4.1(c). 4.2 Tax Matters. Without limiting any provisions of this Agreement, Seller shall be responsible for and shall pay any and all excise, sales, use, value-added, goods and services, transfer, stamp, documentary, filing, recordation and other similar non-income Taxes, in each case, imposed or, payable with respect to, or assessed as a result of the provision of Services by Purchaser or any fees or charges (including any Service Charges) payable by Seller pursuant to this Agreement (collectively, “Non- Income Taxes”). The Party required to account for such Non-Income Tax shall provide to the other Party appropriate tax invoices and, if applicable, evidence of the remittance of the amount of such Non-Income Tax to the relevant governmental authority. The Parties shall use commercially reasonable efforts to minimize Non-Income Taxes and obtain any refund, return, rebate or the like of any Non-Income Tax, including by filing any necessary exemption or other similar forms, certificates or other similar documents, in each case, to the extent legally permissible. ARTICLE V LIMITED LIABILITY AND INDEMNIFICATION 5.1 Consequential and Other Damages. Notwithstanding anything to the contrary set forth in this Agreement, except for any damages resulting from breaches of ARTICLE VIII, neither Party nor any of their Affiliates or Representatives shall be liable to the other Party or its Affiliates or Representatives, whether in contract, tort (including negligence and strict liability) or otherwise, at law or equity, for any special, indirect, incidental, punitive or consequential damages or lost profits, loss of revenue, loss of business or cost of cover, in each case which in any way arise out of, relate to or are a consequence of the provision of, or failure to provide, any Services under this Agreement or the receipt of any Services, and each of the Parties hereby waives on behalf of itself, its Affiliates and its Representatives any claim for such damages. 5.2 Limitation of Liability. The aggregate Liability of each Party and its Affiliates and Representatives, collectively, under this Agreement for any act or failure to act in connection herewith (including the performance or breach of this Agreement), or from the sale, delivery, provision or use of any Services provided under or contemplated by this Agreement, whether in contract, tort (including negligence and strict liability) or otherwise, at law or equity, shall not exceed the amounts received by Purchaser from Seller with respect to the Customer or Customers and relevant portion of the Services to which the subject matter of the claim relates in the twelve (12) month period immediately prior to the incident giving rise to the liability; provided, however, that in the case of any Liability arising from the Services to be provided pursuant to Exhibit C-3 on or before the earlier of (a) January 1, 2026 and (b) the date that the first payment from Seller to Purchaser for such Services is made, the aggregate Liability of each Party and its Affiliates and Representatives as set forth in this Section 5.2 shall not exceed three million, nine hundred thousand dollars (US$ 3,900,000). 5.3 Seller Indemnity. Seller hereby agrees to indemnify, defend and hold harmless Purchaser and its Affiliates and Representatives (each, a “Purchaser Indemnified Party”) from and against any and all Losses from third-party claims, suits, actions, or proceedings against a Purchaser Indemnified Party arising from, relating to or in connection with (a) the use of any Services by Seller or any of its Affiliates or Representatives or (b) the use of any Retained Services by any Customer, in the case of each of clauses (a) and (b), except to the extent that such Losses arise out of Purchaser’s material breach of this Agreement, gross negligence, willful misconduct, or fraud.

311393987 v11 -8- 5.4 Purchaser Indemnity. Purchaser hereby agrees to indemnify, defend and hold harmless Seller and its Affiliates and Representatives (each, a “Seller Indemnified Party”), from and against any and all Losses from third-party claims, suits, actions, or proceedings against a Seller Indemnified Party arising from, relating to or in connection with (a) the use of any Product(s) or Services by Customers after Closing or (b) the sale, delivery or provision of any Services provided under or contemplated by this Agreement, in the case of each of clauses (a) and (b), except to the extent that such Losses arise out of a Sufficiency Breach, Seller’s material breach of this Agreement, gross negligence, willful misconduct, or fraud. 5.5 Sufficiency Breach. Any failure of Purchaser to perform its obligations under this Agreement to the extent such failure results as a consequence of a Sufficiency Breach shall not constitute a breach of this Agreement. A “Sufficiency Breach” means a breach by any Selling Entity of Section 4.24 of the Purchase Agreement. 5.6 Indemnification Procedures. The provisions of Section 8.4 of the Purchase Agreement shall govern claims for indemnification under this Agreement. 5.7 Exclusion of Other Remedies. The provisions of Section 5.3 and Section 5.4 of this Agreement shall, to the maximum extent permitted by applicable Law, be the sole and exclusive remedies of the Purchaser Indemnified Parties and the Seller Indemnified Parties, as applicable, for any claim, loss, damage, expense or liability, whether arising from statute, principle of common or civil law, principles of strict liability, tort, contract or otherwise under this Agreement. 5.8 Confirmation. Neither Party excludes responsibility for any Liability which cannot be excluded pursuant to applicable Law. ARTICLE VI TERM AND TERMINATION 6.1 Term and Termination. (a) This Agreement shall commence immediately upon the Closing Date and shall terminate upon the earlier to occur of: (i) the last date on which either Party is obligated to provide any Service to the other Party in accordance with the terms of this Agreement or (ii) the mutual written agreement of the Parties to terminate this Agreement in its entirety. (b) Seller may terminate this Agreement (i) at any time upon prior written notice to Purchaser if Purchaser has failed to perform any of its material obligations under this Agreement with respect to the Services, and such failure has continued uncured for a period of thirty (30) days after receipt by Purchaser of written notice of such failure from Seller, and (ii) and at any time if Purchaser has violated any Laws in its provision of such Services. (c) Seller may terminate this Agreement with respect to one or more Customers at any time upon providing at least thirty (30) day’s prior written notice to Purchaser (or as otherwise mutually agreed in writing). 6.2 Effect of Termination. Upon termination of any Service pursuant to this Agreement for a given Customer, Purchaser shall have no further obligation to provide the terminated Service. In connection with the termination of any Service, the provisions of this Agreement not relating solely to such terminated Service shall survive any such termination, and in connection with a termination of this Agreement, ARTICLE I, ARTICLE V (including liability in respect of any indemnifiable Losses under

311393987 v11 -9- this Agreement arising or occurring on or prior to the date of termination), ARTICLE VI, ARTICLE VIII AND ARTICLE IX shall continue to survive indefinitely. ARTICLE VII DISPUTE RESOLUTION 7.1 Dispute Resolution. (a) In the event of any dispute, controversy or claim arising out of or relating to the transactions contemplated by this Agreement, or the validity, interpretation, breach or termination of any provision of this Agreement, or calculation or allocation of the costs of any Service, including claims seeking redress or asserting rights under any Law (each, a “Dispute”), Purchaser and Seller agree that the Purchaser’s services manager and the Seller’s services manager (or such other persons as Purchaser and Seller may designate) shall negotiate in good faith in an attempt to resolve such Dispute amicably. If such Dispute has not been resolved to the mutual satisfaction of Purchaser and Seller within fifteen (15) days after the initial written notice of the Dispute (or after such longer period as the Parties may agree), then such Dispute shall be resolved in accordance with the dispute resolution process referred to in Article 10 of the Purchase Agreement; provided, however, that such dispute resolution process shall not modify or add to the remedies available to the Parties under this Agreement. (b) In any Dispute regarding the amount of a Service Charge, if such Dispute is finally resolved pursuant to the dispute resolution process set forth or referred to in Section 7.1, and it is determined that the Service Charge Purchaser has invoiced Seller, and that Seller has paid to Purchaser, is greater or less than the amount that the Service Charge should have been, then (i) if it is determined that Seller has overpaid the Service Charge, Purchaser shall within ten (10) business days after such determination reimburse Seller an amount of cash equal to such overpayment, plus the Interest Payment, accruing from the date of payment by Seller to the time of reimbursement by Purchaser; and (ii) if it is determined that Seller has underpaid the Service Charge, Seller shall within ten (10) business days after such determination reimburse Purchaser an amount of cash equal to such underpayment, plus the Interest Payment, accruing from the date such payment originally should have been made by Seller to the time of payment by Seller. ARTICLE VIII CONFIDENTIALITY 8.1 Treatment of Confidential Information. Each Party shall, and shall cause its Affiliates and its and their directors, officers, managers, employees, consultants, representatives and agents (together, the “Related Persons”) to, during the term of this Agreement, treat all information of the other Party that is known to such Party as confidential or proprietary provided under this Agreement (the “Confidential Information”) as confidential, preserve the confidentiality thereof, and not use or disclose or permit to be disclosed to any Person, except for the purposes of performing the receiving Party’s obligations under this Agreement, any Confidential Information of the other Party unless such information (i) is or becomes generally available to the public other than as a result of a breach of this Agreement by the receiving Party or any of its Related Persons, becomes available to the receiving Party or one of its Affiliates on a non- confidential basis from another source, provided that such other source is not known by the receiving Party or its Affiliates to be bound by a confidentiality agreement between such other source and the disclosing Party or any of its Affiliates, (ii) was lawfully in the possession of the receiving Party or its Affiliates before the information was disclosed by the disclosing Party or its Affiliates and continues to be held in accordance with the terms on which it was obtained, provided, however, that this clause (ii) shall not except information in the possession of Seller with respect to the Business, the Transferred Subsidiary, the Continuing Employees, the Transferred Assets and the Assumed Liabilities unless such information is lawfully received by Seller or its Affiliates from a third party (excluding, for the avoidance of doubt, any Business Service

311393987 v11 -10- Providers) after the Closing and continues to be held in accordance with the terms on which it was obtained, (iii) is developed independently of the information disclosed by the disclosing Party or its Affiliates, (iv) is agreed to be the parties in writing as not being confidential, (v) is required to be disclosed by any applicable Law or stock market rule; provided that, to the extent permitted by applicable Law, the receiving Party shall provide written notice of such requirement to the disclosing Party for the purpose of enabling the disclosing Party to seek (at the disclosing Party’s expense) a protective order or otherwise prevent such disclosure and the receiving Party shall use its commercially reasonable efforts, at the disclosing Party’s expense and the disclosing Party’s written request, to cooperate with the disclosing Party in obtaining an appropriate protective order or obtaining confidential treatment with respect to such information or (vi) is disclosed (A) to a prospective financing source, investor, or lender of any kind; provided that such third party is bound by a confidentiality agreement or (B) in connection with an initial public offering or direct listing including in any registration statement, preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or related materials, and to bankers, financial and legal advisors, and potential investors in the offering. The receiving Party shall be liable hereunder as a breach of the receiving Party covenants if any action or failure to take action by a Related Person of the receiving Party or by any other Person that receives such confidential information from the receiving Party (including any financing source, investor or lender that the receiving Party is permitted to disclose such confidential information to under this Section 8.1) would be a breach of this provision if the receiving Party had taken such action or failed to take such action. ARTICLE IX GENERAL PROVISIONS 9.1 No Agency. Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any Party as an agent of an unaffiliated party in the conduct of such other party’s business. A Purchaser of any Service under this Agreement shall act as an independent contractor and not as the agent of Seller in performing such Service, maintaining control over its employees, its subcontractors and their employees and complying with all withholding of income at source requirements, whether federal, national, state, local or foreign. 9.2 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given only if done in the following ways: (a) on the day of delivery if delivered personally, (b) two (2) Business Days after the date of mailing if mailed by registered or certified first class mail, postage prepaid, (c) the next Business Day following deposit with an overnight air courier service which guarantees next day delivery, or (d) on the same day, when sent by email if prior to 5:00 pm Pacific Time, and otherwise one (1) Business Day after transmission (unless an undelivered or “bounceback” message is received by the sender), in each case to the other party at the following address or email address (or to such person or persons or such other address or email address as a party may specify by notice pursuant to this provision): (a) If to Purchaser, to: Arctic Wolf Networks, Inc. 8939 Columbine Road Eden Prairie, MN 55347 Attention: Legal Department Email: legal@arcticwolf.com With a copy to: Cooley LLP 3175 Hanover Street

311393987 v11 -11- Palo Alto, CA 94304-1130 Attention: Anne Lieberman; Eric Jensen; Kate Nichols Email: alieberman@cooley.com; ejensen@cooley.com; knichols@cooley.com (b) If to Seller, to: BlackBerry Limited 2200 University Ave. E. Waterloo, ON N2K 0A7 Attention: Chief Legal Officer Email: legal@blackberry.com With a copy to: Morrison & Foerster LLP 4200 Republic Plaza 370 Seventeenth Street Denver, CO 80202-5638 Attention: Erik G. Knudsen; Chere C. See Email: eknudsen@mofo.com; csee@mofo.com 9.3 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties. 9.4 Entire Agreement. This Agreement, the Purchase Agreement and other Transaction Agreements (to the extent expressly set forth in this Agreement), and the Annexes, Exhibits, Schedules and appendices hereto and thereto, contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein. This Agreement, the Purchase Agreement and any other Transaction Agreements together govern the arrangements in connection with the Transactions and would not have been entered independently. 9.5 No Third-Party Beneficiaries. Except as provided in ARTICLE V with respect to Purchaser Indemnified Parties and Seller Indemnified Parties, this Agreement is for the sole benefit of the Parties and their permitted successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person, including any union or any employee or former employee of Purchaser or Seller, any legal or equitable right, benefit or remedy of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement. 9.6 Governing Law. This Agreement shall be construed in accordance with and governed for all purposes by the internal substantive Laws of the State of New York without given effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). 9.7 Amendment. This Agreement may be amended, supplemented or modified only by a writing signed on behalf of each of Purchaser and Seller.

311393987 v11 -12- 9.8 Precedence of Annexes, Exhibits, and Schedules. Each Annex, Exhibit, and Schedule attached to or referenced in this Agreement is hereby incorporated into and shall form a part of this Agreement; provided, however, that the terms contained in such Annex, Exhibit, or Schedule shall only apply with respect to the relevant Services for such Annex, Exhibit, or Schedule. In the event of a conflict between the terms contained in an individual Annex, Exhibit, or Schedule and the terms in the body of this Agreement, the terms in the Annex, Exhibit, or Schedule shall take precedence with respect to the Services applicable under such Annex, Exhibit, or Schedule. No terms contained in individual Schedules shall otherwise modify the terms of this Agreement. 9.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and signature pages by email in .pdf or .tif format (and including, without limitation, any electronic signature complying with the U.S. ESIGN Act of 2000, e.g., www.docusign.com), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Such execution and delivery shall be considered valid, binding and effective for all purposes. 9.10 Assignability; Change of Control. No assignment of this Agreement or any rights hereunder by any party shall be given any effect without the prior written consent of the other party; provided, however, that, without any party’s consent, Purchaser may assign, in whole or in part, any of its rights and obligations hereunder to one or more of Purchaser’s Affiliates or to a successor of all or a portion of Purchaser’s assets to which this Agreement relates. Subject to the preceding sentences, this Agreement shall inure to the benefit of, and be binding upon, the parties and their respective successors and assigns. Any purported assignment or delegation by any party not in compliance with the foregoing shall be null and void. 9.11 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable. 9.12 Transaction Agreements. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Purchase Agreement, the terms of this Agreement shall control with respect to the subject matter addressed by this Agreement to the extent of such conflict or inconsistency. [The remainder of this page is intentionally left blank.]

311393987 v11 [Signature Page to Strategic Customer Support Agreement] IN WITNESS WHEREOF, the Parties have caused this Strategic Customer Support Agreement to be executed by their duly authorized representatives as of the date first written above. [SELLER] By: Name: Title: [PURCHASER] By: Name: Title:

311393987 v11 Annex 1 Governance and Operational Support The Parties will cooperate in good faith to prepare an operational document between the date of execution of the Purchase Agreement and the Closing Date that details allocations of each party’s roles and responsibilities with respect to the existing Customers and Products.

311393987 v11 Exhibit A BlackBerry Solution License Agreement

Page 1 of 7 BLACKBERRY SOLUTION LICENSE AGREEMENT This BlackBerry Solution License Agreement (the “Agreement” or “BBSLA”) is a legal agreement between you on behalf of a company or other entity as its representative (“You” or “Customer”) and BlackBerry Limited or its Affiliate as set forth in subsection 13(a) below (“BlackBerry”) regarding the use of certain BlackBerry Software and BlackBerry Services (as defined below). Together You and BlackBerry are the “Parties” and individually a “Party”. BY CLICKING ON THE APPROPRIATE BUTTON BELOW, OR BY INSTALLING, ACCESSING OR USING ANY BLACKBERRY SOFTWARE OR BLACKBERRY SERVICE, YOU ARE AGREEING TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. IF YOU DO NOT AGREE TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, OR IF YOU ARE NOT AUTHORIZED TO ACCEPT THE TERMS AND CONDITIONS OF THIS AGREEMENT ON BEHALF OF CUSTOMER, DO NOT COPY, INSTALL, ACCESS OR USE ANY BLACKBERRY SOFTWARE OR BLACKBERRY SERVICE. 1. Definitions. (a) “Affiliate” means, with respect to any legal entity, any other entity controlling, controlled by, or under common control with such entity. (b) “Authorized Users” means Customer’s employees and independent contractors. (c) “Anonymous Data” means data generated by processing and/or aggregating Customer Data so that results are non- personally identifiable with respect to Customer or its Authorized Users; and any results, logs, and/or other data regarding use of the BlackBerry Solution. (d) “Beta Products” means any pre-commercial release or evaluation versions of BlackBerry Software or BlackBerry Services made available to Customer by BlackBerry under additional terms and conditions. (e) “BlackBerry Services” means any paid service made available by or on behalf of BlackBerry hereunder and identified as a BlackBerry service, including cloud services made available via the BlackBerry Software, but excluding any Third Party Items. (f) “BlackBerry Software” or “Software” means any BlackBerry proprietary enterprise software (and any licensed third party software embedded therein) in object code form only (and not source code) provided hereunder, including server software, client software, personal computer software and interfaces and Documentation. BlackBerry Software shall include any upgrades, updates or modified versions of the BlackBerry Software that may be provided to Customer by BlackBerry at its sole discretion, but excludes any Third Party Items. (g) “BlackBerry Solution” means BlackBerry’s proprietary enterprise solution or service comprised of any component(s) or portion(s) of BlackBerry Software and/or BlackBerry Services and applicable Documentation. (h) “Customer Data” means any data, files, messages, executable files or code, system activity uploaded, inputted or otherwise submitted by Customer and/or its Authorized Users to BlackBerry or collected from the Customer and/or its Authorized Users through the normal operation of the BlackBerry Solution, and any other Customer Data specified in the Documentation. (i) “Documentation” means any applicable BlackBerry end user documentation provided by BlackBerry (excluding any marketing or promotional materials). (j) “Endpoints” means wireless devices, desktops, computer systems and any other endpoints with which the BlackBerry Solution operates. (k) “Intellectual Property Rights” means any patents, copyrights, trademarks, industrial designs, trade secret, confidential information or other proprietary right. (l) “Malware” means any software or content that contains any virus, trojan horse, worm, backdoor, shutdown mechanism, sniffer, bot, drop dead mechanism, spyware, malicious, or similar code. (m) “Reverse Engineer” means any act of reverse engineering, translating, disassembling, decompiling, decrypting or deconstructing data, software (including interfaces, protocols, and any other data included in or used in conjunction with programs that may or may not technically be considered software code) or services or any method or process of obtaining or converting any information, data or software from one form into a human-readable form. (n) “Technical Support Services” means technical support and maintenance services provided by BlackBerry. (o) “Third Party Items” means Customer or any third party: (i) software; (ii) content; (iii) services, including internet connectivity, systems, wireless networks and non-BlackBerry websites; and (iv) devices, servers, equipment and other hardware products. 2. License. (a) Limited License. Subject to this Agreement and Customer’s payment of all applicable fees, BlackBerry grants Customer a personal, revocable, non-exclusive, non-transferable license to internally install, access and/or use the BlackBerry Solution solely for the purpose specified in the Documentation and subject to the usage and time limitations based on the quantity and type of licenses and term of the licenses acquired by Customer pursuant to an accepted BlackBerry order. Customer may authorize its Authorized Users to exercise the foregoing rights provided that Customer shall be responsible for its Authorized Users’ use of the BlackBerry Solution.

Page 2 of 7 (b) Trial License. If a BlackBerry Solution is provided by BlackBerry to Customer for internal testing purposes (“Trial”), the license set out above shall be of a sixty (60) day limited duration from when the BlackBerry Solution is made available by BlackBerry to Customer unless stated otherwise by BlackBerry in writing (“Trial Period”) and shall apply solely to the extent necessary to perform the Trial. Notwithstanding anything to the contrary in this Agreement, such license shall automatically terminate upon the expiry of the Trial Period, or earlier if Customer breaches any provision of this Agreement, and subsection 12 (d) of this Agreement shall apply. The Trial Period may be extended or terminated by BlackBerry in writing at any time in its sole discretion. 3. Technical Support Services. Any Technical Support Services acquired by Customer, including as part of a BlackBerry Software subscription, are provided subject to: (i) this Agreement; (ii) the Technical Support Services program description found at www.blackberry.com/supportprogramdescriptions (or such other site as may be made available to Customer by BlackBerry from time-to-time), as may be amended by BlackBerry and which is incorporated herein by this reference; and (iii) Customer’s payment of all applicable fees for the requisite time period and number and type of licenses acquired by Customer pursuant to an accepted BlackBerry order. Customer agrees that it may be required to update BlackBerry Software and/or Third Party Items to continue to access or use the BlackBerry Solution, Third Party Items or portions thereof. 4. Rules of Use for BlackBerry Solution. Customer acknowledges and agrees that: (a) Customer has the right and authority to enter this Agreement and has any necessary consents from its Authorized Users as may be required by applicable law; (b) Customer shall not, or attempt to, sell, rent, lease, use for timeshare or service bureau purposes, sublicense or transfer the BlackBerry Solution; (c) Customer and its Authorized Users shall not take any action to: (i) upload, transmit, or otherwise make available any Malware, unless expressly permitted by BlackBerry in writing as required to provide the BlackBerry Solution; (ii) gain unauthorized access to any component or portion of the BlackBerry Solution, other accounts, computer systems or networks connected to a BlackBerry Solution, or obtain or attempt to obtain any materials or information made available through any component or portion of the BlackBerry Solution not intentionally made available by BlackBerry to Customer; or (iii) take any action that imposes an unreasonable or disproportionately large load on the infrastructure of the BlackBerry Solution. In addition, Customer and its Authorized Users shall not permit any third party to take any of the actions outlined in (i) – (iii) above. If Customer becomes aware of the existence of any of such activities, Customer shall promptly notify BlackBerry in writing; (d) Customer and its Authorized Users shall not copy, host, publish, distribute or modify the BlackBerry Software, or any content made available to Customer as part of the BlackBerry Solution, in whole or in part, except for copying as reasonably necessary for back-up purposes; (e) Customer and its Authorized Users shall not disclose the results of any benchmark testing, technical results or other performance data relating to the BlackBerry Solution without BlackBerry’s prior written consent; (f) The BlackBerry Solution contains valuable trade secrets, proprietary and confidential information of BlackBerry and/or its Affiliates. Customer and its Authorized Users shall not: (i) disclose or make available, directly or indirectly, the BlackBerry Solution (including any content made available to Customer related to the BlackBerry Solution) to any third party; (ii) use the BlackBerry Solution except as set forth herein; or (iii) alter, modify, adapt, create derivative works of, translate, deface, or Reverse Engineer any software, or any content, made available to Customer as part of the BlackBerry Solution, in whole or in part, or permit, acquiesce, authorize or encourage any other entity or person to do so; (g) BlackBerry may monitor Customer’s and its Authorized Users’ use of the BlackBerry Solution to determine compliance with this Agreement and Customer and its Authorized Users shall provide information requested by BlackBerry necessary for such purpose. BlackBerry may, through an independent auditor and/or itself, audit Customer’s and its Authorized Users’ use of and/or access to the BlackBerry Solution. If Customer is found to have exceeded its authorized usage and/or access, Customer shall, among other things, pay to BlackBerry: (i) any additional amounts due based on BlackBerry’s then current price list; (ii) BlackBerry’s reasonable costs associated with such audit; and (iii) interest on the amounts due to BlackBerry at the maximum rate permitted by law. Any refusal by Customer to provide requested information and/or cooperate with an audit, or to promptly pay amounts found owing to BlackBerry as a result of such audit, shall be deemed to be a material breach of this Agreement; (h) Subject to the terms of an applicable BlackBerry order or Documentation, an Authorized User will be considered provisioned where the Authorized User is assigned the ability to access the BlackBerry Software, regardless of whether an Authorized User has accessed or utilized the BlackBerry Software. Provisioned Authorized Users will be counted to determine whether a Customer is within (or has exceeded) its licensed usage of the BlackBerry Software. Customer is solely responsible for ensuring that it does not provision Authorized Users in excess of its license rights; (i) Customer assumes sole responsibility and liability for: (i) the establishment of appropriate security measures to control access to the licensed BlackBerry Solution, including for Endpoints; (ii) Customer’s selection, use, access, cost or implementation of any Third Party Item, regardless of how Customer acquires or obtains access to the Third Party Item, or whether any such Third Party Items are required in order to use all or any part of, or operate in conjunction with, the BlackBerry Solution; and (iii) informing its Authorized Users of any functions to be performed on their devices;

Page 3 of 7 (j) BlackBerry may, without any liability to Customer or any Authorized User, modify, suspend, discontinue or place limits on the BlackBerry Solution or any part thereof, including: (i) periodically suspending use of and/or access thereto, or otherwise taking it out of operation in order to do maintenance and support of BlackBerry Software or BlackBerry Services; (ii) if Customer's or its Authorized Users’ use of and/or access to the BlackBerry Solution or any part thereof poses a security or other risk to the software or service or any third party or adversely impacts the software or service; (iii) if required by law or regulation or in BlackBerry’s opinion it is or may be subject to liability as a result of operating the BlackBerry Solution or any part thereof; or (iv) if Customer and/or an Authorized User is in breach of this Agreement; and (k) Customer and its Authorized Users shall comply with all applicable laws, ordinances, codes, regulations and policies applicable to Customer’s receipt or use of and/or access to the BlackBerry Solution. 5. Ownership and Intellectual Property. (a) Customer acknowledges and agrees that it does not acquire any Intellectual Property Rights in or relating to the BlackBerry Solution or any translation or other derivative work thereof. Customer agrees that it shall not refute or otherwise challenge BlackBerry’s and/or any of its Affiliates’ ownership of any such Intellectual Property Rights. All comments, ideas, changes or other feedback provided by Customer and/or any Authorized User to BlackBerry regarding the BlackBerry Solution shall be owned by BlackBerry. All rights, title and interest not expressly granted herein are reserved by BlackBerry. (b) As between the Parties, Customer retains the ownership (including any Intellectual Property Rights) in and to the Customer Data. 6. LIMITED WARRANTY AND DISCLAIMER. (a) If during the ninety (90) day period following BlackBerry making the Software available to Customer for electronic download, the BlackBerry Software is not capable of performing the material functions described in the Documentation when used as specified by BlackBerry in the Documentation applicable to the specific type and version of the BlackBerry Software, BlackBerry shall make reasonable efforts to correct or provide a workaround for such problem (which fix or workaround may be provided to Customer at BlackBerry’s reasonable discretion in one of a variety of forms). (b) Any obligations of BlackBerry under this Section 6 shall not apply to trial software or Beta Products or if the failure of the BlackBerry Software to perform the material functions described in the Documentation is due to: (i) use of the BlackBerry Software in a manner inconsistent with any of Customer’s obligations set out in this Agreement or in a manner inconsistent with the instructions in the Documentation applicable to the specific type and version of the BlackBerry Software; (ii) a malfunction or other problem related to any Third Party Item; or (iii) any external causes affecting the BlackBerry Software, correction of errors attributable to software other than the BlackBerry Software, or defects due to repairs or modifications not authorized by BlackBerry in writing. (c) CUSTOMER ACKNOWLEDGES AND AGREES THAT WHERE THE BLACKBERRY SOLUTION IS DESIGNED TO INTEROPERATE WITH OR FACILITATE CUSTOMER’S ACCESS TO THIRD PARTY ITEMS, BLACKBERRY HAS NO CONTROL OVER THE FUNCTIONALITY, DELIVERY, USE OR PERFORMANCE OF SUCH THIRD PARTY ITEMS. (d) CUSTOMER ACKNOWLEDGES AND WARRANTS THAT CUSTOMER IS SOLELY RESPONSIBLE AND LIABLE FOR: (I) VERIFYING THE ACCURACY AND ADEQUACY OF ANY INPUT, OUTPUT OR ALERT INTO OR FROM THE BLACKBERRY SOLUTION; OR, (II) CUSTOMER’S DECISION TO ALLOW OR MAINTAIN ANY MALWARE OR VULNERABILITY ON OR TO CUSTOMER’S (OR ITS AUTHORIZED USERS’) ENDPOINTS, SYSTEMS OR NETWORKS. TO THE MAXIMUM EXTENT PERMITTED BY LAW, CUSTOMER WAIVES ANY AND ALL CAUSES OF ACTION OR CLAIMS AGAINST BLACKBERRY ARISING FROM OR RELATING TO THIS SUBSECTION (D). (e) THE CUSTOMER ACKNOWLEDGES AND AGREES THAT THE BLACKBERRY SOLUTION IS NOT DESIGNED OR INTENDED FOR USE IN ANY HAZARDOUS ENVIRONMENT REQUIRING FAIL-SAFE PERFORMANCE OR OPERATION, NOR IS IT INTENDED FOR THE OPERATION OF NAVIGATION, NUCLEAR FACILITIES, WEAPONS SYSTEMS, LIFE-SUPPORT SYSTEMS, OR ANY APPLICATION OR INSTALLATION WHERE FAILURE COULD RESULT IN DEATH, SEVERE PHYSICAL INJURY OR PROPERTY DAMAGE. (f) EXCEPT AS EXPRESSLY STATED HEREIN, AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE BLACKBERRY SOLUTION IS PROVIDED “AS IS” AND ALL CONDITIONS, ENDORSEMENTS, GUARANTEES, ASSURANCES, REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE BLACKBERRY SOLUTION ARE HEREBY DISCLAIMED AND EXCLUDED, INCLUDING THOSE OF FITNESS FOR A PARTICULAR PURPOSE OR USE, MERCHANTABILITY, NON-INFRINGEMENT, SATISFACTORY QUALITY AND TITLE. BLACKBERRY DOES NOT WARRANT OR PROVIDE ANY OTHER SIMILAR ASSURANCE WHATSOEVER: (I) OF UNINTERRUPTED OR ERROR-FREE USE OR OPERATION OF THE BLACKBERRY SOLUTION; (II) THAT ALL THREATS, VULNERABILITIES, ATTACKS OR MALWARE WILL BE DISCOVERED, REPORTED OR REMEDIED; (III) THAT CUSTOMER DATA, SYSTEMS OR NETWORKS SHALL BE FREE FROM LOSS OR CORRUPTION; OR, (IV) THAT CONTENT SHALL BE TRANSMITTED WITHIN A REASONABLE PERIOD OF TIME. 7. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW: (a) IN NO EVENT SHALL BLACKBERRY BE LIABLE FOR: (I) INDIRECT, ECONOMIC, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES; (II) LOST PROFITS, REVENUE OR EARNINGS, LOST

Page 4 of 7 OR CORRUPTED DATA, DELAYS OR FAILURE TO TRANSMIT OR RECEIVE ANY DATA, BUSINESS INTERRUPTION, FAILURE TO REALIZE EXPECTED SAVINGS AND COST OF SUBSTITUTE SOFTWARE OR SERVICES; AND (III) DAMAGES RELATED TO OR ARISING OUT OF ANY THIRD PARTY ITEMS; (b) NOTWITHSTANDING ANYTHING TO THE CONTRARY, IN NO EVENT SHALL THE AGGREGATE LIABILITY OF BLACKBERRY EXCEED THE AMOUNTS RECEIVED BY BLACKBERRY FROM CUSTOMER FOR THE PORTION OF THE BLACKBERRY SOFTWARE, OR THE RELEVANT PERIOD OF THE BLACKBERRY SERVICE, WHICH IS THE SUBJECT MATTER OF THE CLAIM IN THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRIOR TO THE INCIDENT GIVING RISE TO THE LIABILITY; AND (c) THE LIMITATIONS, EXCLUSIONS AND DISCLAIMERS SET OUT IN THIS AGREEMENT SHALL APPLY: (I) WHETHER AN ACTION, CLAIM OR DEMAND ARISES FROM A BREACH OF WARRANTY OR CONDITION, BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, STATUTORY LIABILITY OR ANY OTHER THEORY OF LIABILITY; (II) WHETHER OR NOT SUCH DAMAGES COULD REASONABLY BE FORESEEN OR THEIR POSSIBILITY HAS BEEN DISCLOSED TO BLACKBERRY; AND (III) TO BLACKBERRY, ITS AFFILIATES, AND THEIR RESPECTIVE SUPPLIERS, SUCCESSORS AND ASSIGNS. 8. Beta Products. Customer acknowledges and agrees that: (i) Beta Products may not be authorized for commercial use or certified by government or other authorities and BlackBerry makes no representation that such authorization or certification shall be obtained or that the Beta Products shall be commercially released or released without changes; (ii) Beta Products are not intended for use in any productive or other environment where Customer is relying on the performance of the Beta Products; (iii) Beta Products are not intended to represent or perform in the same manner as commercial software or services and Customer should ensure that it regularly backs up any data used with such materials; and (iv) all testing and evaluation that it conducts of Beta Products and related software and services is done entirely at Customer’s own risk. The Beta Products shall be made available for a period of up to ninety (90) days, unless stated otherwise by BlackBerry in writing. The period of availability of the Beta Products may be extended or terminated by BlackBerry at any time in its sole discretion. BlackBerry may require Customer to promptly return the evaluation or beta copies of the Beta Products and remove all copies of such Beta Products from its systems. 9. Data Use and Anonymous Data. Customer, on its own behalf and on behalf of its Authorized Users, grants BlackBerry a non-exclusive, sub-licensable, transferable, worldwide, royalty-free, perpetual right and license to collect, use, copy, store, transmit, modify, and create derivative works of the Customer Data (collectively “Process” or “Processing”) to the extent necessary to provide the BlackBerry Solution to Customer and in order to generate Anonymous Data. Customer agrees that BlackBerry has the right to generate Anonymous Data and that Anonymous Data is owned by BlackBerry, which BlackBerry may use for any lawful business purpose (including, without limitation, to develop and improve the BlackBerry Solution and to create and distribute reports and other materials). Customer warrants and covenants that it has the right to grant to BlackBerry such licenses. 10. Personal Data and Privacy Notice. Customer, on its own behalf and on behalf of its Authorized Users: (i) agrees that BlackBerry and its Affiliates and their respective service providers may Process Customer Data for the purposes set out in this Agreement and in BlackBerry’s Privacy Notice, as may be amended from time-to-time by BlackBerry and which is incorporated by reference herein, the current version of which can be viewed at www.blackberry.com/legal; and (ii) represents and warrants that it has a lawful basis for such Processing, including collection of Authorized User’s personal data as required for the use of the BlackBerry Solution, products or services used with the BlackBerry Solution and as contemplated in this Agreement. 11. Indemnification. (a) Customer shall indemnify, hold harmless, and if requested by BlackBerry, defend, BlackBerry and its Affiliates and their successors and assigns and their respective directors, officers, employees, independent contractors and agents from and against any and all claims, proceedings, liabilities, losses, damages, costs and expenses (including reasonable legal fees and expenses) arising out of or in connection with any breach of this Agreement by Customer or an Authorized User. BlackBerry shall give Customer prompt written notice of any claim or proceeding. If BlackBerry has requested Customer to defend a claim or proceeding: (i) BlackBerry may at its option and expense participate in its defense or settlement; (ii) Customer shall not settle it in a manner that requires BlackBerry or any of its Affiliates to admit any liability; and (iii) if BlackBerry later has a reasonable basis to believe that Customer cannot or may not be able to fulfill its obligations under this subsection (a), then, without limiting Customer’s obligations hereunder, BlackBerry shall be entitled to provide Customer with notice of its decision to defend the claim or proceeding, and thereafter to assume control of its defense and/or settlement. (b) BlackBerry shall defend, or at its option settle, any claim brought against Customer and/or its directors, officers and Authorized Users (“Customer Indemnitee(s)”) by a third party alleging that use of the BlackBerry Software infringes a third party copyright or patent right, and shall pay any damages finally awarded, to such third party by a court of competent jurisdiction or that is agreed to in a settlement by BlackBerry to the extent the BlackBerry Software is the basis of such a claim. This indemnification is conditional upon Customer Indemnitee(s) giving BlackBerry prompt written notice of any such claim and permitting BlackBerry to have sole control of the defense or settlement. BlackBerry shall not settle the

Page 5 of 7 claim in a manner that requires Customer to admit any liability. Customer shall provide BlackBerry all reasonable information and assistance in connection with any such claim. If such a claim occurs, or if in BlackBerry’s opinion is likely to occur, BlackBerry in its sole discretion may: (i) procure the right for Customer to continue to use the applicable BlackBerry Software; or (ii) modify or replace the applicable BlackBerry Software or infringing portion(s); or, if neither (i) nor (ii) is available or commercially practicable, (iii) terminate Customer’s license to the affected portion of the BlackBerry Software and refund or credit a portion of the license fees paid by Customer on a pro rata basis corresponding with the remaining portion of the license term. BlackBerry shall have no obligations or liability under this subsection (b) to the extent that any claim is based upon or arises out of: (i) any modification or alteration to the applicable BlackBerry Software not made by or on behalf of BlackBerry; (ii) any combination or use of the applicable BlackBerry Software with equipment, software, services, products or systems not provided by BlackBerry; (iii) Customer’s continued use of allegedly infringing BlackBerry Software after being notified; (iv) Customer’s failure to use software updates or upgrades made available by BlackBerry; or (v) use of the BlackBerry Software other than in accordance with the applicable Documentation or outside the scope of the license granted under this Agreement. The remedies set forth in this subsection (b) constitute Customer Indemnitees’ sole and exclusive remedies, and BlackBerry’s entire liability, with respect to infringement or violation of third party intellectual property rights. 12. Term and Termination; Survival. (a) This Agreement commences upon Customer's agreement to be bound by the terms and conditions of this Agreement (as outlined at the beginning of this Agreement) and continues only for the term of the licenses acquired by Customer, subject to early termination as provided herein. (b) This Agreement may be terminated by either Party: (i) if the other Party materially breaches this Agreement and fails to cure it within thirty (30) days after written notice of the breach; and (ii) if the other Party ceases to carry on business in the ordinary course, becomes insolvent or the subject of voluntary or involuntary bankruptcy or liquidation proceedings, has a receiver, trustee or similar officer appointed with respect to the whole or substantial part of its assets, or is the subject of any creditor protection or proposal or similar arrangement under applicable law. (c) This Agreement may be terminated by BlackBerry upon a sale of all or substantially all the assets of Customer, any merger, consolidation or acquisition of Customer with, by or into another corporation, entity or person, or any change in the ownership of more than fifty percent (50%) of the voting shares of Customer in one or more related transactions. (d) Upon expiry or termination of either this Agreement or the provision of the BlackBerry Solution to Customer (which, for clarity, shall terminate this Agreement) for any reason: (i) all licenses and rights provided to Customer under Section 2 of this Agreement shall immediately terminate and Customer shall not be entitled to any refund; (ii) Customer and its Authorized Users shall immediately cease all use of and/or access to the BlackBerry Solution and delete and/or destroy all copies of BlackBerry Software that are in the possession or control of Customer and/or its Authorized Users and, on BlackBerry's request, confirm the same in writing signed by an officer of Customer; (iii) BlackBerry shall have the right to block any use of and/or access to the BlackBerry Solution, and/or delete any files, programs, data and e-mail messages associated with any account of Customer or an Authorized User, without notice to Customer or the Authorized User; (iv) BlackBerry may retain Customer Data pursuant to the terms of this Agreement, or for so long as may be required to comply with any law or regulation applicable to BlackBerry or any court, regulatory agency or authority to which BlackBerry is subject; and, (v) Customer shall remain liable for all amounts due and shall pay all such fees immediately upon expiration or termination of this Agreement. Where only a portion of the BlackBerry Solution expires or is terminated, the foregoing subsections (i) – (v) shall be limited to such portion and the Agreement shall continue for the remaining portion(s). (e) The following Sections of this Agreement shall survive its expiry or termination: Sections 1, 4 - 7 inclusive and 9 - 13 inclusive. 13. General. (a) Applicable Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws as specified below (“Governing Law”), excluding conflicts of laws provisions and the United Nations Convention on Contracts for the International Sale of Goods. Except as expressly provided herein, each Party irrevocably consents and submits to the exclusive jurisdiction of the courts as specified below and waives any objection thereto on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law. As set out below, the Customer’s primary address shall determine the Governing Law of this Agreement and, unless the BlackBerry entity is indicated on the BlackBerry order or binding quote, the contracting BlackBerry entity. Where Customer’s primary address is located in: (i) Canada, Caribbean, South America, or any other region or country not listed in subsections (ii) - (iv) inclusive below: “BlackBerry” means BlackBerry Limited and the Governing Law is the laws of the Province of Ontario, Canada and the courts of the city of Toronto, Ontario, Canada shall have exclusive jurisdiction;

Page 6 of 7 (ii) United States of America and Japan: “BlackBerry” means BlackBerry Corporation and the Governing Law is the laws of the State of California and the courts of the county of Santa Clara, California, U.S.A. shall have exclusive jurisdiction; (iii) Europe, the Russian Federation, Middle East or Africa: “BlackBerry” means BlackBerry UK Limited and the Governing Law is the laws of England and Wales and the courts of the city of London, England shall have exclusive jurisdiction; and (iv) Asia-Pacific (excluding Japan): “BlackBerry” means BlackBerry Singapore Pte. Limited and the Governing Law is the laws of the Republic of Singapore and the courts of the Republic of Singapore shall have exclusive jurisdiction. (b) Dispute Resolution. (i) Any dispute, claim or controversy (collectively “Claims”) arising out of or relating to this Agreement involving BlackBerry Corporation (or other BlackBerry entity where Customer’s primary address is in the United States of America), including the determination of the scope, applicability or adjudicative process associated with this Agreement, shall be submitted to and determined by arbitration in the county of Santa Clara, California, U.S.A. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. For Claims of five million United States dollars ($5,000,000), or less, the arbitration shall be administered pursuant to JAMS' Streamlined Arbitration Rules and Procedures. Any judgment awarded by JAMS may be entered in any court having jurisdiction. (ii) With respect to any dispute, claim or controversy arising out of or relating to this Agreement involving BlackBerry Limited, BlackBerry UK Limited and BlackBerry Singapore Pte. Limited or other BlackBerry entity not covered by (b)(i), the Parties waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement. (c) Force Majeure. BlackBerry shall not be liable for its failure or delay in the performance of its obligations under the Agreement if such failure results from circumstances beyond its reasonable control, including but not limited to supplier strikes, lock-outs, labor disputes or availability, third party acts, war, riot, civil disorder, acts of terrorism, curtailment of transportation, work stoppages, epidemic, compliance with any law or governmental order, prohibition, rule, regulation or direction not in force on the date the Agreement commences. (“Event of Force Majeure”). If an Event of Force Majeure continues for more than thirty (30) working days, BlackBerry shall have the right to terminate, without liability, to Customer. (d) Injunctive Relief. Notwithstanding anything to the contrary, the Parties agree that Customer's or any of its Authorized Users' breach of certain terms of this Agreement may cause irreparable harm to BlackBerry and/or its Affiliates for which damages shall be an inadequate remedy and BlackBerry may therefore seek injunctive or equitable relief in any court of competent jurisdiction without the requirement of posting a bond, in addition to all other remedies available to it. (e) Compliance with Laws, Export Control and U.S. Government Users. Customer agrees that the BlackBerry Solution may include cryptographic technology, data or other information and shall not be received, exported, imported, used, transferred, distributed, accessed or re-exported except in compliance with the applicable laws and regulations of the relevant government authorities, including U.S. and Canadian export control and sanction regulations. Customer also represents and covenants: (i) not to, directly or indirectly, allow access to or use of the BlackBerry Solution in embargoed or sanctioned countries/regions, by sanctioned or denied persons, or for prohibited end-uses under U.S. or Canadian law; and, (ii) that Customer shall ensure that its receipt and use of and/or access to the BlackBerry Solution, or that of its Authorized Users, is in accordance with the restrictions in this subsection (e). If any part of the BlackBerry Solution is being licensed by the U.S. government, including any U.S. federal agency, the BlackBerry Solution is considered access to commercial computer software and documentation developed exclusively at private expense and the BlackBerry Solution is provided as a “commercial item” as that term is defined in FAR 2.101 (and as it is defined and used in all corresponding agency specific Federal Acquisition Regulation supplements) and is provided with only those rights specified in Section 2. (f) Assignment. BlackBerry may assign this Agreement with notice to Customer. Customer shall not assign this Agreement in whole or in part, by operation of law or otherwise, without the prior written consent of BlackBerry and any assignment in breach of this provision shall be void and of no effect. BlackBerry may perform its obligations under this Agreement directly or may have some or all of its obligations performed by any Affiliate, contractor, subcontractor, services provider or third party. (g) Notices. Any notice, request, demand or other communication required or permitted under this Agreement shall be in writing and delivered by hand or sent by registered mail or courier, effective on the date of receipt, addressed as follows: if to Customer, at the billing address supplied to BlackBerry by Customer and, if to BlackBerry, addressed to BlackBerry Limited at 2200 University Avenue East, Waterloo, Ontario, Canada N2K 0A7, Attention: Legal Department. A Party may from time-to-time change its address by notice in writing to the other Party delivered hereunder. In addition, BlackBerry may at its option deliver the foregoing notice or other communication to an e-mail address provided by Customer to BlackBerry, which shall be effective and deemed delivered when transmitted, and if Customer has provided BlackBerry with no such address, notice may be duly given when prominently posted on www.blackberry.com/legal. (h) Third Party Beneficiaries. The provisions of this Agreement are for the benefit of Customer and BlackBerry and not for any other person or entity, whether under statute or otherwise, except for BlackBerry’s Affiliates and suppliers of BlackBerry and its Affiliates.

Page 7 of 7 (i) Additional Terms. Customer’s Authorized Users must obtain through a third party application store and install BlackBerry Solution client software for certain third party wireless device software platforms and Customer is responsible for ensuring its Authorized Users' compliance with the applicable client end user license agreement. Such client end user license agreement shall automatically terminate on expiry or termination of this Agreement or the provision of the BlackBerry Solution to Customer hereunder. (j) Entire Agreement. This Agreement, including any non-disclosure agreement and/or data protection agreement entered into by the Parties, is the complete agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements and understandings between the Parties applicable to the BlackBerry Solution. This Agreement may only be modified by the Parties by a written document executed by the Parties. Except to the extent expressly precluded by applicable law, BlackBerry may also modify this Agreement, including to reflect changes in law or business practices. Notwithstanding subsection 13(g), BlackBerry shall notify Customer of the change by a reasonable means of notice, including posting the revised Agreement at www.blackberry.com/legal and Customer should regularly visit the site to review the most current version of this Agreement. Customer agrees that its continued use of the BlackBerry Solution after the changes become effective shall constitute Customer’s acceptance of the revised Agreement. If there is any inconsistency between this Agreement and any Documentation used with the BlackBerry Solution, the provisions of this Agreement shall apply to the extent of the inconsistency. (k) Interpretation and Language. Headings are inserted herein for convenience only and do not form part of this Agreement. As used herein: (i) "days" means calendar days; (ii) “include” and “including” are not limiting; and (iii) use of a BlackBerry Solution shall be deemed to include active or inactive use. If this Agreement is translated into a language other than English, the English version shall prevail to the extent that there is any conflict or discrepancy in meaning between the English version and any translation thereof. Notwithstanding the foregoing, BlackBerry acknowledges and agrees that the Japanese version of this Agreement shall not be construed to include section 13(n). Where Customer's primary address is located in Quebec, it is the express will of the Parties that this Agreement and all related documents be drawn up in English. C'est la volonté expresse des Parties que la présente convention ainsi que les documents qui s'y rattachent soient rédigés en anglais. (l) No Waiver. The waiver by either Party of any right provided under this Agreement must be in writing signed by such Party and any waiver shall not constitute a subsequent or continuing waiver of such right or of any other right under this Agreement. (m) Severability. If any section, provision or part thereof of this Agreement is held to be illegal, invalid or unenforceable by a court of competent authority in any jurisdiction, that section, provision or part shall be limited if possible and only thereafter severed to the extent necessary to render this Agreement valid and enforceable in such jurisdiction. (n) Marketing and Promotion. From time-to-time, BlackBerry lists and/or mentions its customers in its marketing and communications initiatives. Customer agrees that BlackBerry may use Customer’s name and logo worldwide, free of charge for such purpose for the duration of the Term. In addition, subject to applicable privacy law and BlackBerry’s Privacy Notice, Customer expressly consents to BlackBerry contacting the Customer for marketing or promotional purposes.

311393987 v11 Exhibit B BlackBerry Technical Support Services Program Description

SOLUTION BRIEF BLACKBERRY TECHNICAL SUPPORT SERVICES Program Description (Technical Support Services Program Description) July 2024

TABLE OF CONTENTS INTRODUCTION.....................................................2 SUPPORT LEVELS..................................................3 ADVANTAGE SUPPORT..........................................4 PREMIUM SUPPORT...............................................5 SERVICE FEATURES...............................................5 COVERAGE AND ACCESS......................................5 PREMIUM SUPPORT TEAM...................................6 PREVENTATIVE SERVICES....................................6 TECHNICAL ACCOUNT MANAGER (TAM).............6 ADDITIONAL PROGRAM FEATURES.....................8 myACCOUNT PORTAL...........................................8 BLACKBERRY SOFTWARE ASSURANCE..............9 BLACKBERRY INFRASTRUCTURE STATUS TOOL........................................................9 BLACKBERRY TECHNICAL WEBCAST SERIES...............................................9 BLACKBERRY SPARK eNEWSLETTER................10 NAMED CONTACTS.............................................10 RESPONSE AND ESCALATION POLICY.............12 SOFTWARE SUPPORT LIFECYCLE......................13 CUSTOMER RESPONSIBILITIES..........................13 ANNEXES..............................................................15 ANNEX 1 TO THE TECHNICAL SUPPORT SERVICES PROGRAM DESCRIPTION..............15 ANNEX 2 TO THE TECHNICAL SUPPORT SERVICES PROGRAM DESCRIPTION..................19 This document, including all attached Annexes, is provided for informational purposes only. BlackBerry reserves the right to periodically change information that is contained in this document; however, BlackBerry makes no commitment to proactively provide any such changes, updates, enhancements or other additions to this document to you. INTRODUCTION This document describes the levels of BlackBerry Technical Support Services (BTSS), a service that provides organizations with direct access to the technical experts at BlackBerry in order to help achieve maximum uptime and stability of BlackBerry enterprise software. With a flexible choice of program levels and optional services designed to meet the needs of organizations - regardless of the size and complexity of your BlackBerry enterprise software deployment - there are Support and Services options that will help provide your organization with increased productivity. By subscribing to BlackBerry Technical Support Services, organizations may receive the following benefits: • Provides direct access to technical experts to maximize uptime and ensure your solution is performing to your expectations. • Flexible and scalable support options that are designed to meet the evolving needs of organizations. • Prioritization of High Severity issues ahead of non-High Severity issues, to ensure issues with critical business impact are addressed as quickly as possible. • BlackBerry Software Assurance, which provides Upgrade and/ or Update rights for your perpetual and/or active subscription Client Access Licenses (see Annex 2). • Administrator Support for a wide range of BlackBerry enterprise software and services purchased, including but not limited to BlackBerry Spark Suites, BlackBerry Enterprise Mobility Suites, BlackBerry Unified Endpoint Manager (BlackBerry UEM), BlackBerry Dynamics Secure Mobility Platform, BBM Enterprise, BlackBerry 2FA, BlackBerry Enterprise Identity and BlackBerry Workspaces. • Access to myAccount, an online self-service area that features exclusive support resources and troubleshooting tools. 2

Note: Except as outlined in this document, each service offered within this BlackBerry Technical Support Services program will be delivered in English and Japanese. SUPPORT LEVELS The BlackBerry Technical Support Services program is divided into two distinct support levels – Advantage Support and Premium Support. To be eligible for BTSS customers must: • Cover all software and licenses, subscriptions and value- added services on support. The customer cannot cover some software licenses, subscriptions and value added services on support and go unsupported on others. • Cover all software and licenses, subscriptions and value- added services consistently on the same level of support. For example, if a customer purchases Premium support for some software it must cover all software, subscriptions and value- added services at the Premium level. • Customers must renew their technical support subscription on time to ensure there is no lapse in coverage. Should a lapse occur and the customer wishes to renew the coverage, except as otherwise stated herein, the new technical support subscription effective date will be the day following the original expiration date. With regard to technical support services for a perpetual license: If the technical support service subscription expires and customer elects not to renew, BlackBerry will cease providing technical support services and other benefits of technical support services as described in this Program Description as of the expiration date. To reinstate the applicable technical support service, the customer must, in addition to entering into a new technical support service term, pay the Back Support Fee and the Reinstatement Fee outlined as follows: (A) “Back Support Fee” is the technical support service fee associated with the perpetual licenses for the period beginning on the day following the applicable subscription expiration date to the current date, calculated on a pro- rated basis and rounded up to the nearest month, at the then-current MSRP; and (B) “Reinstatement Fee” is the greater of: a) fifty percent (50%) of the Back Support Fee; or b) $1,000 USD. When technical support has lapsed, unless and until BlackBerry accepts an order to reinstate customer’s technical support service (either directly, or through a channel partner) which includes the Back Support Fee and the Reinstatement Fee, BlackBerry shall not be obligated to provide technical support services to the customer. With regard to technical support services included in a software subscription license: The technical support service will expire at the end of the then-current subscription license term. Customer will no longer have the right to use the corresponding BlackBerry Solution or receive technical support services. If customer does not deprovision all Authorized Users from the applicable BlackBerry Solution on or before the expiration date, in order to reinstate the subscription licenses and the associated technical support services, BlackBerry must receive and accept an order from customer (either directly, or through a channel partner) for a new subscription and such order shall include the Lapsed Fee and the Subscription Reinstatement Fee outlined as follows: 3

(A) “Lapsed Fee” is the subscription license fee for the period beginning on the day following the applicable subscription expiration date to the current date, calculated on a pro-rated basis rounded up to the nearest month, at the then-current MSRP; and (B) “Subscription Reinstatement Fee” is the greater of: a) fifty percent (50%) of the Lapsed Fee; or b) $1,000 USD. • Any new purchase of a perpetual license requires that the customer also purchase one-year of BTSS. For existing and active Technical Support customers, the technical support subscription may be pro-rated to align to your then current BTSS term. As a means to ensure that we provide the best support to our customers, BlackBerry offers Severity Based Routing, which enables us to manage and respond to your issues based on severity. Your high severity issues will be prioritized and you will be connected with an expert support representative helping to minimize users’ downtime. By submitting online through myAccount, you are able to provide key diagnostic data and details of your issue, enabling BlackBerry support to offer improved time to resolution, lessening the impact to your users. Customers always have the ability to override the suggested severity and set the severity of the issue based on the situation. The following is a high level description of the support levels and a suggested customer profile for the primary audience at each support level. ADVANTAGE SUPPORT CUSTOMER PROFILE: • BlackBerry Enterprise Mobility Suites, BlackBerry UEM, BlackBerry Spark Suites. • Typically, will have less than 1,000 mobile devices under management. • Customers investing in Value Added Services, including but not limited to, BlackBerry Workspaces, BBM Enterprise, BlackBerry 2FA and BlackBerry Enterprise Identity. • Security and productivity conscious. • Enterprise software downtime could result in lost business opportunities and/or revenue. • Mobile employees rely on their managed mobile device to effectively execute their day-to-day activities and drive business productivity. Advantage Support provides Administrator access to maintenance and support for customers who have a significant and/or growing number of managed mobile devices. Advantage Support is designed for small to medium sized organizations that require assistance with technical and/or configuration issues in a timely manner to help ensure their organization is not negatively impacted by downtime. Technical incidents can be initiated through electronic submission in myAccount twenty-four (24) hours-a-day, seven (7) days-a-week, and three-hundred-and-sixty-five (365) days-a-year. Low and Medium priority cases submitted through the myAccount portal will be assigned to a BlackBerry Technical Support Analyst during Monday to Friday, 8am to 8pm Eastern Time (Toronto, Ontario, Canada). All customers have the option to phone in on active tickets during operational hours. In addition to direct access to technical experts, Advantage Support customers may purchase certain preventative support features that will help meet their specific support needs. Customers at this level may use the self-service tools and technical documentation within the myAccount portal to troubleshoot and validate common tasks and have access to relevant web-based training. 4

PREMIUM SUPPORT CUSTOMER PROFILE: • BlackBerry solution is a mission critical business application, where enterprise software or end user downtime has a high potential to result in lost business opportunities and/or revenue. • Customers that have multiple technical environments that may include BlackBerry Enterprise Mobility Suites, BlackBerry UEM, BlackBerry Dynamics, BlackBerry Spark Suites and BlackBerry Workspaces deployed in one or more geographic locations. • Require relationship-based services with designated account management resources as an option. • Mobile employees rely extensively on their managed mobile devices to effectively execute their day-to-day activities and drive business productivity. Premium Support provides enterprise-grade, relationship- based services, for customers running a mission critical BlackBerry deployment. Customers at this level of support typically rely extensively on the BlackBerry enterprise solution and desire improved call routing to more experienced technical resources and improved response time targets. Premium Support offers 24x7 telephone access to a group of tier 3 technical experts with a broad knowledge of BlackBerry enterprise solution, and access to specific details about the customer’s deployment. These customers also would like the option for designated support resources, such as a Technical Account Manager (TAM), who will develop an understanding of the customer’s business and help customers to advance their BlackBerry solution deployment, as a customer advocate. SERVICE FEATURES COVERAGE AND ACCESS The methods of accessing the BlackBerry Technical Support team and expected response time² for incidents reported vary based on the level of support purchased and the Severity of the issue. All customers are encouraged to submit tickets electronically via myAccount, a one stop resource to track ticket status, see and provide updates for the ticket owner, leverage self-service options and view server status. During the ticket submission process customers will have the opportunity to set the severity of their issue. Advantage Support: Named Contacts can contact submit incidents electronically through the myAccount portal twenty-four (24) hours-a-day, seven (7) days a week³. High severity Service Requests submitted electronically will have a Response Time Target of two (2) hours. All Customers can phone in on active tickets. Premium Support: Named Contacts can engage Level 3 BlackBerry Technical Support analysts via telephone or submit Service Requests electronically through the myAccount portal twenty-four (24) hours-a-day, seven (7) days a week³. High Severity tickets submitted via the telephone will be routed to the highly skilled technical experts and will be given the highest priority in the telephone queue. High Severity Service Requests submitted via myAccount will have a Response Time Target of thirty (30) minutes. 5

PREMIUM SUPPORT TEAM The Premium Support Team is a group of Tier 3 technical analysts that are focused on resolving issues for Premium Support customers. Members of this team have the benefit of gaining a more in-depth understanding of the customer’s technical environment. These analysts are trained to address complex technical issues and strive to provide organizations with root cause analysis of technical issues in order to help alleviate issue reoccurrence. As a result, access to these analysts may allow the IT resources within an organization to spend more time proactively planning and conducting maintenance of the BlackBerry solution, rather than troubleshooting issues. Advantage Support: N/A Premium Support: Included PREVENTATIVE SERVICES TECHNICAL ACCOUNT MANAGER (TAM) The Technical Account Manager (“TAM”) is a designated resource, assigned by BlackBerry to build an ongoing post-sales relationship with the customer’s BlackBerry administration resources. The TAM will serve as a liaison between the customer and internal BlackBerry teams (including BlackBerry Technical Support and BlackBerry Engineering) for technical-related items. The TAM will provide the customer with general information and assistance relating to BlackBerry solutions including recommendations, best practices, known issues and how to mitigate them, upcoming software releases, insight and guidance that otherwise may be difficult for the customer to obtain. The TAM provides proactive support case management and also acts as the escalation point for critical technical support cases, working diligently to monitor the critical case, escalate to additional resources if necessary, and provide the customer with updates on the status of the critical case. The TAM will work alongside internal teams to provide the customer with information on BETA and Early Adopter programs and facilitate the customer’s enrollment in these programs if necessary. The TAM will also act as the customer’s advocate within BlackBerry for technical-related items. The TAM subscription shall entitle a customer to the equivalent of up to four (4) hours of assistance per week from 8am to 5pm, Monday to Friday in a single time zone (as designated by the customer) for the duration of the subscription term. Any hours not used on or before the subscription term expiry date will be forfeited and no refunds or credits will be permitted. Customers with global BlackBerry enterprise software deployments and multiple regional offices, or those who require additional TAM resources will have the option of purchasing additional TAMs to handle their support needs, including additional time zones. Note: Technical Account Manager was previously known as Premium Service Manager or PSM. Any customer who previously purchased a PSM shall continue to receive the benefit of the PSM for the remainder of its subscription term and in accordance with its agreement with BlackBerry. Upon renewal, the customer will be transitioned to a TAM. 6

Below is an overview of some of the common tasks that a TAM may perform while working with a customer:

ACTION	FREQUENCY	OVERVIEW
Onsite Visit*	Annually	The TAM will visit the customer's primary location annually.
Customized Reporting	Weekly	The TAM will provide customized reports on a regular basis that may include: • Open issues and status • Defects of interest and status • Closed cases • Pending software updates • Known Issues and how to mitigate them The TAM will also provide an Annual Service Review outlining key details of the customer's support experience and service usage during the previous quarterly period.
Proactive Support	Weekly	The TAM will arrange regular conference calls to review reports and provide proactive technical notifications as they become available. These calls will be scheduled during the TAM's hours of availability.
Issue Escalation	As necessary	The TAM will act as the escalation point for critical technical support cases. The TAM will monitor the case, escalate to additional resources if necessary, arrange troubleshooting sessions, and provide the customer with verbal and/or written updates.
Customer Advocate	As necessary	The TAM will act as a point of contact to help connect the customer with other internal BlackBerry resources as needed.
Support Systems & Resource Overview	As necessary	The TAM will provide an overview of the support tools and resources available to the customer.
Product Optimization and Configuration	As necessary	The TAM will provide their technical knowledge to ensure systems are optimized for peak performance to allow for configuration changes or upgrades to optimize a vital deployment.
BETA Enrollment[4] Assistance	As necessary	The TAM will work with the Sales and BETA teams at BlackBerry and assist a customer in their efforts to enroll in these programs.

** BlackBerry's delivery of onsite services shall be subject to any applicable public health, government, and/or travel limitations or restrictions.*

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Advantage Support: N/A Premium Support: Option TECH-TO-SITE ASSISTANCE (PER INCIDENT) Organizations may purchase the option to have a senior member of the BlackBerry Technical Support team dispatched to their location in the event of a technical issue or planned system change on a per incident basis. When an organization has purchased Tech-to-Site Assistance5 6, BlackBerry will arrange for a BlackBerry Technical Support team member to depart for the customer’s location within forty-eight (48) hours of the customer requesting Tech-toSite Assistance. For a more detailed services description of Tech-to- Site Assistance, see Annex 1. Advantage Support: Option Premium Support: Option ADDITIONAL PROGRAM FEATURES myACCOUNT PORTAL The myAccount portal is a secure online resource center available to customers with a BlackBerry Maintenance and Support Services subscription. myAccount requires a unique login and password which will be provided to each Named Contact (as defined within this document) when BTSS is purchased. Log in details will be provided to each identified Named Contact via email. The myAccount portal provides access to self-service tools and resources to help troubleshoot common issues. This includes access to the BlackBerry Technical Solution Center, software documentation, product tutorials and archived BlackBerry Technical webcasts. In addition, Named Contacts may access the following tools: • Create Service Requests – Tickets submitted electronically (in myAccount), bypass the triage team. During the ticket submission process, you will have the opportunity to set the severity of your issue and you will be notified of the Response Time Target. • Manage Service Requests – In addition to creating requests, Named Contacts may view, and add comments to open service requests associated with their support subscription. • View Support Subscription Details – Named Contacts may view details about their organization’s support subscriptions and gain access to subscription expiry dates, a list of Named Contacts active on the subscription, and a link to the BlackBerry Technical Support Services Welcome Package, which is an initial package that a customer receives describing all subscription features. BlackBerry appreciates the value of our customers being educated and knowledgeable about the BlackBerry enterprise software they manage and support. Named Contacts will gain access to web-based training modules within the myAccount Portal. Note: The interface of the myAccount portal is in English only, however input is accepted in both English and Japanese. The web-based training modules will be tailored to BlackBerry software components covered under the BlackBerry Technical Support Services subscription. 8

Click here to review BlackBerry’s training offerings. Advantage Support: Included Premium Support: Included BLACKBERRY SOFTWARE ASSURANCE BlackBerry Software Assurance¹ provides Upgrade and Update rights for BlackBerry Software, allowing customers with perpetual or active subscription licenses to ensure they have continuous access to the latest features and functionality. BlackBerry Software Assurance allows you to upgrade and update perpetual Client Access Licenses to work on new versions of BlackBerry Software as they become available during your BTSS subscription term. An Upgrade is a new major version release of the covered software that provides functional enhancements at the platform-level which materially advance the software’s capabilities. Upgrades will typically be identified by a change in the first version number of the software (e.g. BES 10.x to BlackBerry UEM 12.x) An Update is a minor release that provides new and/or additional features or functionality. Updates will typically be identified by a change in the second version number of the software (e.g. UEM 12.15 to UEM 12.16). An Update may also be referred to as a “Feature Release” or “Service Pack”. New Product Releases are not included in BlackBerry Software Assurance. A New Product Release is a software release that contains new features or substantial additional functionality, which BlackBerry may determine in its sole discretion, is subject to additional license fees or terms (“New Releases”). Advantage Support: Included Premium Support: Included For more detailed services description of BlackBerry Software Assurance, see Annex 2. BLACKBERRY INFRASTRUCTURE STATUS TOOL Customers may log in to the myAccount Portal to access a tool that is designed to show the status of the BlackBerry Infrastructure. This tool may assist Named Contacts in proactively identifying whether an issue they are experiencing is the result of problems in their technical environment, or could be as a result of problems being experienced with the BlackBerry Infrastructure³. Premium Support subscribers also gain access to view the details and status of any events related to the BlackBerry Infrastructure. The details consist of incident and change notifications, such as the time and date of planned BlackBerry Infrastructure maintenance. The details may also include impact statements outlining the potential customer impact during an event. Advantage Support: View status indicator for the BlackBerry Infrastructure. Premium Support: View status indicator and details of planned and/or unplanned events for the BlackBerry Infrastructure. Proactive engagement from TAM in the event of an unplanned network related event that may be customer impacting. Note: BlackBerry Infrastructure Status Tool is delivered in English only.

BLACKBERRY TECHNICAL WEBCAST SERIES Technically focused webcasts provide Named Contacts (as defined below) with information and workarounds to help proactively diagnose common technical scenarios. A senior member of the BlackBerry Technical Support team will walk participants through an in-depth presentation focusing on one specific issue or scenario relating to the BlackBerry solution, with a live question and answer period conducted with the presenter after the presentation. Note: BlackBerry Technical Webcasts are delivered in English only. Advantage Support: Included Premium Support: Included BLACKBERRY SPARK eNEWSLETTER Each month Named Contacts will be sent BlackBerry Spark®, an electronic newsletter that aims to communicate technical information such as fixes and workarounds for common technical issues. BlackBerry Spark is created by members of the BlackBerry Technical Support team, who share their knowledge on how to diagnose and troubleshoot issues that they handle on a regular basis with customers. Note: BlackBerry SPARK eNewsletters are delivered in English only. Advantage Support: Included Premium Support: Included NAMED CONTACTS Customers can designate a certain number of individuals, based on subscription level, to submit technical support incidents to BlackBerry and to have full access to the myAccount Portal. Examples of Named Contacts may include IT Managers, BlackBerry enterprise software Administrators, Telephony Managers and Help Desk staff members who are responsible for helping manage the BlackBerry solution. It is important to note that Named Contacts cannot transfer end users to BlackBerry Technical Support. BlackBerry may send periodic notifications to each Named Contact using the contact information provided during enrollment. Such notices may include, but are not limited to, program changes, software release notifications, product newsletters, surveys, webcast invites and BlackBerry solution offers. Named Contacts may indicate at any time that they no longer wish to receive such notices. Advantage Support: 10 included; Option to purchase more Premium Support: 50 included; Option to purchase more Note: Additional charges may apply should individuals from your organization who are not listed as Named Contacts contact the BlackBerry Technical Support team using your BlackBerry Technical Support Services code. 10

BLACKBERRY TECHNICAL SUPPORT SERVICES COMPARISON CHART

SERVICE FEATURES

FEATURES	ADVANTAGE SUPPORT	PREMIUM SUPPORT
Coverage and Access	24/7/365 incident submission to Level 1 Associates via myAccount[3] for High Priority incidents as defined. Medium and Low Priority incidents will be assigned Mon-Fri 8am-8pm Eastern Time (Toronto, Ontario, Canada)	24/7/365 incident submission to Level 3 Analysts via Telephone and/or myAccount[3]

PREVENTATIVE SERVICES

FEATURES	ADVANTAGE SUPPORT	PREMIUM SUPPORT
Tech-to-Site Assistance[5 6]	Option	Option
myAccount Portal	Included	Included

ADDITIONAL FEATURES

FEATURES	ADVANTAGE SUPPORT	PREMIUM SUPPORT
BlackBerry Technical Webcast Series	Included	Included
BlackBerry Infrastructure Status and Notifications[4] (English only)	View status in myAccount	View status and event details in myAccount. Proactive notification via TAM
BlackBerry Technical Webcast Series	Included	Included
BlackBerry Spark eNewsletter	Included	Included
Named Contacts	10	50

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RESPONSE AND ESCALATION POLICY

PROCESS

When organizations contact the BlackBerry Technical Support team, a support ticket is initiated. Each support ticket is assigned a unique support ticket number which the BlackBerry Technical Support team uses to track the issue from initiation to resolution. The support ticket number will be provided either at the end of a call with a BlackBerry Technical Support representative or via an automated email message receipt when contacting BlackBerry Technical Support through the myAccount Portal. Organizations must refer to this support ticket number for all communications relating to that specific issue.

PROBLEM DEFINITION & RESPONSE TIME TARGETS

All requests for support are initially deemed to be 'problems' by the BlackBerry Technical Support team.

Problem classifications are outlined in the table below:

When a problem is reported, organizations indicate its impact to their organization in an attempt to assist the assigned BlackBerry Technical Support representative to classify the problem's severity.

SEVERITY	DEFINITION	RESPONSE TIME TARGETS
High Critical business impact	A High incident is defined as a problem that causes a total loss of service for which no procedural workaround exists. This problem is critical to your organization's ability to conduct business, and may affect either the BlackBerry Software or a majority of the deployed smartphones. Note: BlackBerry support teams are paged twenty-four (24) hours a day, seven (7) days a week for critical problems; Customers must agree to be available for engagement 24x7 until relief has been provided.	Advantage Electronic: 2 hours Premium Phone: Immediate Electronic: 30 minutes
Medium Moderate business impact	A Medium incident is defined as a problem that has slightly compromised the ability of a customer to conduct business. The customer can continue to conduct business and productivity loss is minor. The situation may be temporarily circumvented with an established work-around.	Advantage Electronic: 12 Hours or next Business Day Premium Phone and Electronic: 2 hours
Low Nominal business impact	A Low incident is defined as a problem that does not compromise the ability of a customer to conduct business. This may include a request for service, enhancement, or "how to" request. There is little to no risk of customer impact.	Advantage Electronic: Next Business Day Premium Phone and Electronic: Next Business Day

Note: Severity classifications may be updated during the lifecycle of a problem if the impact to the customer changes.
Note: The foregoing response times are estimates only and shall not be considered a representation or warranty under any agreement the customer may have with BlackBerry including the Business Services by BlackBerry terms or this Technical Support Services Program Description.

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SOFTWARE SUPPORT LIFECYCLE Organizations are encouraged to upgrade to the most recent software versions of each component of BlackBerry enterprise software. When organizations install software upgrades or updates, they are able to take advantage of the latest productivity-enhancing administration features. To achieve a high level of support excellence, BlackBerry limits the number of software versions for any component of the BlackBerry Enterprise Solution that will be supported through BlackBerry Maintenance and Support Services. The following policies determine whether a version is supported: • Support is offered for the current shipping version of any software element of the BlackBerry Enterprise Solution when it operates in a supported configuration; • Support is generally offered for the previous software release for a period of twelve (12) months after the release of the current shipping version. When product problems are encountered in previous releases, an upgrade to the current shipping software release may be necessary in order to fix the problem; and • Software Updates and hotfixes are generally produced for the current shipping version only. The creation of Software Updates and hotfixes for previous versions may be evaluated by BlackBerry on a case-by-case basis. BlackBerry Technical Support uses a Software Support Lifecycle to determine which BlackBerry enterprise software versions are eligible for support. Please visit the following website to view product support timelines for all BlackBerry Software: BlackBerry Software Support Lifecycle Note: Once a version of software is no longer covered as part of the Software Support Lifecycle, no software patches, fixes or workarounds will be generated to resolve the issue. If an issue cannot be resolved without one of these steps, an upgrade to a supported software version will be required in order for any additional troubleshooting to take place. Additional charges may apply. See Annex 2. CUSTOMER RESPONSIBILITIES After the Level 1 Support team has determined the nature of your issue, to effectively troubleshoot and resolve a problem, BlackBerry may require customers to provide records, such as log files or configuration files. If the requested information is not provided, it may impede BlackBerry’s ability to address the reported problem within the specified Response Time Targets or at all. It is assumed that individuals involved in support of the BlackBerry enterprise software products and systems at the customer’s location(s) are familiar with the processes outlined in this plan. It is also assumed that these individuals have received the required user training on any BlackBerry enterprise software product or system they are supporting. Examples of customer responsibility for support and system maintenance include but are not limited to the following: • Daily/weekly operator preventive maintenance tasks. • Providing BlackBerry with accurate information about systems and software being operated in order to allow accurate and efficient troubleshooting of submitted incidents. • Providing BlackBerry with a current list of all BlackBerry solution SRP IDs to be supported on the subscription. • To ensure that Named Contacts associated with an account are verified on a regular basis and any changes to assigned Named Contacts is communicated to BlackBerry. 13

• Site preparation and related environmental requirements. • User privileges. • Data loading procedures. • Maintenance of a centralized reference library for related product and system documentation. • Archive, back-up, recovery, and periodic testing plans. • Assisting BlackBerry to research and verify compatibility of recommended software patches. • Perform basic, initial problem isolation and identification before reporting an incident to BlackBerry Technical Support. • Participate in evaluating problem escalation priorities, when necessary. • Coordinate, facilitate, and participate in periodic support reviews and technology meetings. • Support of products not supported by BlackBerry. • Schedule change implementation activity. • Review system change activity prior to implementation. • Provide facilities outside the production environment to test changes before implementation. • Ownership of approval to change to the system. • Verification of functionality after a change to the system. ADDITIONAL SERVICES PROVIDED BY PROFESSIONAL SERVICES Services that are not expressly included within a customer’s designated support level (as outlined above) may be available through the BlackBerry Professional Services team. If a customer requests any of these services, BlackBerry Technical Support will help the customer to engage the BlackBerry Professional Services team. Examples of services provided by BlackBerry Professional Services team include, but are not limited to, the following: • Mobility Strategy planning services. • Planning and/or deployment services for installations, upgrades, or migrations. • Staff Augmentation services. • Planning and/or deployment services for Disaster Recovery or High Availability. • End user rollout and communications strategies and documentation. • Security Consulting services. • Product Validation Services to ensure your newly deployed BlackBerry Software Platform is functioning to design and specifications. • Environment Health Check services. • System administrator functions that are the customer‘s responsibility including, but not limited to: - Installation/configuration/testing/tuning of third-party non-factory installed applications, components or products. - Assistance and consultation with backup and restoration of customer’s system(s) and related data. - Management of customer-tailored parameters. - Creation/modification of scripts that are unique to the customer’s environment. • Product training including customized operational/ technical procedures. 14

• Custom programming or custom application development for customer. • Developer focused SDK consulting, or education. • Services relating to BlackBerry specific third-party application software support, database implementation, population, and administration, execution of data loading procedures, data archiving and recovery. (Note: In-scope and out-of scope services wilI be dependent on each customer’s requirements.) • Offering support directly to end users who are not Named Contacts. • When issues have been determined to be outside of the design and specifications of the BlackBerry Software by BlackBerry Technical Support, BlackBerry Professional Services team may be engaged to assist or consult in restoring services caused by: - A customer or any third party’s negligence, misuse, or abuse; - failure to operate equipment in accordance with BlackBerry’s recommended specifications; - failure to perform regular preventive maintenance activities; product training including customized operational/ technical procedures; - acts of third parties; - improper implementation or operation of software; and - failure to perform those actions as prescribed by BlackBerry during technical troubleshooting. • This may include BlackBerry Software and/or third- party software rollbacks from a previous backup to an operable state for any component of the BlackBerry solution and restoring software to an operational level as defined in the product specifications. ANNEXES ANNEX 1 TO THE TECHNICAL SUPPORT SERVICES PROGRAM DESCRIPTION Annex 1: Tech-to-Site Assistance (Per Incident) During the term of the Business Services by BlackBerry Terms, a customer may purchase Tech-To-Site Assistance services as further described below on a per incident basis (“TTS Services”) for a Technical Issue (as defined herein) and the TTS Services will be delivered to the customer by a BlackBerry resource (the “BlackBerry Resource”) onsite at the customer’s location indicated in the Services Request Form (“SRF”), a copy of which is attached to the applicable Tech-to-Site Addendum to the Business Services by BlackBerry Terms and also available at <URL to SRF>. In order to purchase TTS Services, customer must execute a Tech-To-Site Assistance (Per Incident) Addendum to the Technical Support Terms (including the SRF) and BlackBerry must approve the SRF. Each SRF approved and accepted by BlackBerry shall be deemed to be a schedule to and form a part of the customer’s Business Services by BlackBerry Terms (“Approved SRF”). 1. Technical Issue Definition and Scope of Tech- to-Site Services a) Technical Issue and Submission Process i) A “Technical Issue” shall be as described in each Approved SRF. Technical Issues are specifically limited to BlackBerry Software as defined in the Technical Support Terms. For clarity BlackBerry Software shall not include any Third Party Software, as defined in the Technical Support Terms. The 15 customer is required to submit to BlackBerry, for BlackBerry’s review, a separate SRF for each Technical Issue. ii) BlackBerry reserves the right to review and accept each submitted SRF to determine, at BlackBerry’s sole discretion, whether the Technical Issue is covered under the Business Services by BlackBerry Terms and the Technical Support Services Program Description. A Technical Issue in an SRF that can be resolved remotely or that is not otherwise covered under the Business Services by BlackBerry Terms, the Program Description, or any applicable Addenda to the Technical Support Terms may be rejected by BlackBerry. If BlackBerry determines that the Technical Issue could be resolved remotely without dispatching a BlackBerry Resource, then BlackBerry may continue to troubleshoot the problem remotely and advise the customer as to what the issue may be and how it may be resolved. iii) If BlackBerry approves the SRF, BlackBerry will electronically contact the customer with the details of the Accepted SRF and to confirm the assignment and deployment of a BlackBerry Resource to the customer’s location. iv) BlackBerry will assign and deploy, at BlackBerry’s sole discretion, a BlackBerry Resource to the customer’s location as indicated in the Approved SRF to provide the TTS Services. The BlackBerry Resource will perform only the TTS Services to resolve the Technical Issue as stated in the Approved SRF and no other services will be provided by the BlackBerry Resource at the customer’s location. b) Scheduling of TTS Services i) BlackBerry will dispatch a BlackBerry Resource within twenty-four (24) hours of BlackBerry’s approval and acceptance of an SRF. Upon arrival in the city of the customer’s location, the BlackBerry Resource will report directly to the customer’s location. All travel arrangements, including transport to the customer’s location will be arranged by BlackBerry. ii) The BlackBerry Resource is limited to perform the TTS Services for a maximum of eight (8) hours within a twenty-four (24) hour period (a “Work Day”). The BlackBerry Resource will perform the TTS Services within as many Work Days as required in order to resolve the Technical Issue. iii) The BlackBerry Resource is limited to performing the TTS Services as detailed in an Approved SRF. If the customer requires additional services, then the customer will have to submit a separate SRF for BlackBerry’s review and approval. c) TTS Services: For each Approved SRF, BlackBerry will be responsible for (i) analyzing the Technical Issue; and (ii) using commercially reasonable efforts to resolve the Technical Issue. If it is determined, solely by BlackBerry at its discretion, that the Technical Issue cannot be resolved while onsite at the customer Location using commercially reasonable efforts or that the Technical Issue is an Out of Scope Issue, as defined below, the BlackBerry Resource will be authorized to end the applicable SRF. d) Technical Issue Resolution: The Technical Issue will be considered resolved, as determined by the BlackBerry 16

Resource in their sole discretion, when the Technical Issue outlined in the applicable Approved SRF is no longer reproducible during the BlackBerry Resource’s visit to the customer’s location. Once the Technical Issue is deemed resolved at the BlackBerry Resource’s discretion and the customer has provided a sign-off to the Approved SRF, the Approved SRF will be deemed completed and the BlackBerry Resource will no longer be available at the customer’s location. 2. Out of Scope The following are NOT included in the scope of the TTS Services: a) Physical contact and direct changes to the customer’s messaging system servers; b) Physical contact and direct changes to the customer’s BlackBerry Enterprise Solution environment; c) Physical contact and direct changes to the customer’s existing or proposed network infrastructure; d) Software reloads and the restoration to product specifications of any component of the BlackBerry Enterprise Solution; e) Support when a virus is detected on the customer’s systems; f) System administration functions including, but not limited to: (i) installation, configuration, testing of or tuning of any third-party applications, components or products; (ii) backup and restoration of the customer’s systems and related data; (iii) management of custom parameters; and (iv) creation and modification of scripts that are unique to the customer’s environment; g) Issues relating to third party software support, database implementat ion, populat ion, and administration, execution of data loading procedures, data archiving and recovery, and assessment and testing services; h) Formal classroom training or product training (including customized operational or technical procedures); i) Custom application development; j) Services required due to the following causes: (i) a third-party’s or the customer’s negligence, misuse or abuse; (ii) failure to operate equipment and software in accordance with BlackBerry’s recommended specifications; (iii) failure to perform regular preventive maintenance activities; (iv) any third-party acts or omissions; (v) improper implementation or operation of software; and (vi) failure to perform actions as prescribed by BlackBerry during technical troubleshooting; k) Issues related to unsupported products, once the cause is isolated to the unsupported product and communicated to the customer; and l) Issues related to the customer’s network environments, third-party software or hardware (Collectively “Out of Scope Issues”). If a submitted SRF contains an Out of Scope Issue, then BlackBerry will reject the SRF. If a Technical Issue in an Approved SRF is determined to be an Out of Scope Issue by the BlackBerry Resource while at the customer’s location, then the customer must provide a sign off for the Approved SRF and the BlackBerry Resource will not remain at the customer’s location. 17

3. Customer’s Responsibilities a) Point of Contact: The customer must designate personnel to act as the single point of contact for the BlackBerry Resource (“Customer’s Contact”) applicable to the Approved SRF. Customer’s Contact will be responsible for, but not limited to, the following: i) Be onsite at the customer’s location at the time of the BlackBerry Resource’s arrival; ii) Provide the BlackBerry Resource with appropriate security clearance and credentials to work onsite at the customer’s Location; iii) Provide, as needed, any documentation, guidelines or policies, including but not limited to the customer’s health and safety policies, for the BlackBerry Resource to review in order to be permitted to work onsite at the customer’s location; iv) Be responsible for managing any of the customer’s technical and business resources which may be necessary to resolve the Technical Issue; and v) Have the authority to and provide sign-off on the Approved SRF, indicating that the customer agrees that the Technical Issue has been resolved. If the Customer’s Contact is not available to sign-off, another of the customer’s employees, who has the authority to do so, must sign on the Customer’s Contact’s behalf. b) In addition to the customer’s obligations as set forth in the Business Services by BlackBerry Terms, the customer will be further responsible for the following i) Provide, as needed, personnel knowledgeable in the customer’s current systems; ii) Prov ide the customer ’s bus iness user representatives as required by BlackBerry; iii) Provide visual access to necessary work site and systems; iv) Provide access to other materials and resources relevant to the TTS Services as may be needed by BlackBerry; v) Provide a suitable and safe work area space with desks, chairs, telephones and all other required equipment (“Work Space”). Such Work Space shall conform with all appropriate and applicable health and safety regulations; vi) Provide LAN connections which enable access to the Internet for BlackBerry Resource; vii) Assume responsibility for the management of all third party vendors; and viii) Provide access with proper licenses to all necessary tools and third party products required by BlackBerry Resources to complete the assigned tasks. 4. Qualification of BlackBerry Resource BlackBerry will provide a BlackBerry Resource to perform the TTS Services with the following experience: i) Experience troubleshooting the BlackBerry Enterprise Solution; and ii) Experience providing technical support to large corporate information technology (IT) departments. NOTE: BlackBerry’s delivery of onsite services shall be subject to any applicable public health, government, and/ or travel limitations or restrictions. 18

ANNEX 2 TO THE TECHNICAL SUPPORT SERVICES PROGRAM DESCRIPTION ANNEX 2: BLACKBERRY SOFTWARE ASSURANCE AND SUPPORT By purchasing BlackBerry Technical Support Services with coverage of perpetual Client Access Licenses, You are entitled to BlackBerry Software Assurance. BlackBerry Software Assurance is also included with active subscription licenses. BlackBerry Software Assurance and Support provides Upgrades and Updates, as well as any applicable network operation center services that BlackBerry provides, for the number of perpetual BlackBerry enterprise software licenses for which you have purchased coverage for, during the term of the Technical Support subscription or in the case of subscription licenses, the period for which the subscription runs, subject to the terms and conditions contained in this Annex. An Upgrade is a new major version release of the covered software that provides functional enhancements at the platform-level which materially advance the software’s capabilities. Upgrades will typically be identified by a change in the first version number of the software (e.g. BES 10.x to BlackBerry UEM 12.x). Please note, for certain BlackBerry Workspaces licenses, an Upgrade may require professional services performed by BlackBerry at an additional cost. An Update is a minor release that provides new and/or additional features or functionality. Updates will typically be identified by a change in the second version number of the software (e.g. BlackBerry UEM 12.12 to BlackBerry UEM 12.13). An Update may also be referred to as a “Feature Release” or “Service Pack”. New Product Releases are not included in BlackBerry Software Assurance. A New Product Release is a software release that contains new features or substantial additional functionality, which BlackBerry may determine in its sole discretion, is subject to additional license fees or terms (“New Product Releases”). Upgrade and Update Availability Upgrades and Updates will be available in BlackBerry’s normal course of making such Upgrades and Updates generally available to the public; however, there is no assurance that BlackBerry will make any Upgrades or Updates available during the term of Your Subscription. BlackBerry Software Assurance is subject to the terms, conditions and limitations of the BlackBerry Solution License Agreement (“BBSLA”) and any applicable Addenda or Amendment. Updates and Upgrades are licensed to You subject to the BBSLA and any applicable Addenda or Amendment. Any capitalized words not defined herein, have the meaning in the BBSLA or any applicable Addenda or Amendment. Additional Terms, Conditions and Limitations 1) This Upgrade and Update Program only applies to valid BlackBerry enterprise solution perpetual and/ or active subscription licenses and entitles You only to an Upgrade or Update for the specific product you have licensed. For example, a Silver perpetual CAL is eligible to be Upgraded to a Silver perpetual CAL, but not to other BlackBerry UEM perpetual licenses such as Gold - BlackBerry or Gold - Knox Work Space; 2) Upgrades and Updates, if any, will be made available electronically and will not be shipped on physical media; 19

3) Additionally, in order to receive BlackBerry Software Assurance benefits a customer must: a) Cover all software and licenses, subscriptions and value-added services on support. The customer cannot cover some software licenses, subscriptions and value-added services on support and go unsupported on others. Note: support is included in the cost of a subscription based license. b) Cover all software and licenses, subscriptions and value-added services consistently on the same level of support. For example, if a customer purchases Advantage support for some software it must cover all software, subscriptions and value-added services at the Advantage level. c) Renew their support subscription for perpetual licenses on time to ensure there is no lapse in coverage. Should a lapse occur and the customer wishes to renew the coverage late, the new subscription effective date will be retroactive to the day following the original expiration date and payment for the entire period will be required. 4) If You own perpetual licenses that are not currently covered on a BlackBerry Technical Support subscription, and You wish to establish BlackBerry Software Assurance benefits, You must purchase BlackBerry Technical Support coverage for such licenses. Customers in this scenario will fall into one of two categories: i) Customer does not have an active BlackBerry Technical Support subscription. In this case, the annual subscription start date will be the most recent of: a) The day after the last active BlackBerry Technical Support subscription expired b) The date of the product launch (for example, UEM v.12.13 launch, June 17, 2020) c) The date the perpetual licenses were purchased ii) Customer has an active BlackBerry Technical Support subscription. In this case, payment for coverage of additional perpetual licenses will be pro-rated based on the most recent of the below, until the customer’s upcoming subscription expiry date: a) The date of the product launch (for example, UEM v.12.13 launch, June 17, 2020) b) The date the perpetual licenses were purchased 5) If You own perpetual licenses that are not currently covered on a BlackBerry Technical Support subscription, and You wish to establish BlackBerry Software Assurance benefits, You must purchase BlackBerry Technical Support coverage for such licenses. Customers in this scenario will fall into one of two categories: 6) BlackBerry enterprise software and this Upgrade and Update Program are subject to BlackBerry’s end of life policy found here; 7) BlackBerry may refuse to provide You Upgrades and Updates and/or terminate Your Subscription if You fail to timely pay the fees, or are otherwise in breach of the Business Services by BlackBerry Terms or the terms contained herein or found in the BBSLA or its applicable Addenda or Amendment. 20

BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including over 215M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy solutions, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust. For more information, visit BlackBerry.com and follow @BlackBerry. ©2022 BlackBerry Limited Trademarks, including but not limited to BLACKBERRY and EMBLEM De- sign are the trademarks or registered trademarks of BlackBerry Limited, and the exclusive rights to such trademarks are expressly reserved. All other trademarks are the property of their respective owners. BlackBerry is not responsible for any third-party products or services. BB23 | 220826 THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONTENT OF THIS DOCUMENT, AND ALL INFORMATION PROVIDED HEREIN IS PROVIDED “AS IS” EXCEPT AS EXPRESSLY AGREED TO BY BLACKBERRY IN AN AGREEMENT BETWEEN BLACKBERRY AND YOU FOR TECHNICAL SUPPORT, IN NO EVENT SHALL BLACKBERRY OR ANY OF ITS SHAREHOLDERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUPPLIERS, BE LIABLE TO ANY PARTY FOR ANY DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES FOR ANY USE OF THIS DOCUMENT, INCLUDING WITHOUT LIMITATION, RELIANCE ON THE INFORMATION PRESENTED, LOST PROFITS, LOST DATA, OR BUSINESS INTERRUPTION, ARISING IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF BLACKBERRY WAS EXPRESSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ¹ May be subject to additional fees. ² The response times are estimates only and shall not be considered a representation or warranty under any agreement with BlackBerry including the Business Services by BlackBerry terms or this Technical Support Services Program Description. ³ Availability of myAccount may be restricted during maintenance and technical upgrades. 4 A valid Non-Disclosure Agreement is required between the customer and BlackBerry. 5 Service only offered where available. 6 A separate set of terms and conditions specific to the use of this service may need to be executed between the customer and BlackBerry. 7 Subject to availability.

311393987 v11 Exhibit C-1 [Redacted: Competitively and commercially sensitive proprietary customer data and subject to third party confidentiality obligations.] Exhibit C-2 [Redacted: Competitively and commercially sensitive proprietary customer data and subject to third party confidentiality obligations.] Exhibit C-3 [Redacted: Competitively and commercially sensitive proprietary customer data and subject to third party confidentiality obligations.] Attachment 1 to Exhibit C-3 [Redacted: Competitively and commercially sensitive proprietary customer data and subject to third party confidentiality obligations.] Attachment 2 to Exhibit C-3 [Redacted: Competitively and commercially sensitive proprietary customer data and subject to third party confidentiality obligations.]

311393987 v11 Exhibit D Products Product Code Sub Product Name Sub BIS.CP.UEM.EA.SD CylancePROTECT Mobile for UEM Device License BIS.CP.UEM.EA.SU CylancePROTECT Mobile for UEM User License BIS.CP.UEM.EA.SU.N CylancePROTECT Mobile for UEM User License - NFR CV.SLG.SD CylanceV - Device - Gov CV.STD.SD CylanceV - Device - Standard EDG.STD.SD CylanceEDGE Device License GA.EA.STD.SD CylanceGUARD Advanced - EMEA-JAPAN - Device - Standard GA.GT.MS.EA.STD.SD CylanceGUARD Managed XDR Advanced Add-On Gateway - EMEA-JAPAN GA.SLG.SD CylanceGUARD Advanced - Device - Gov GA.STD.SD CylanceGUARD Advanced - Device - Standard GA.UPO.EA.STD.SD CylanceGUARD Advanced Upgrade from Protect + Optics - EMEA-JAPAN - Device - Standard GE.STD.SD CylanceGUARD Essentials - Device - Standard GT.EA.STD.SD CylanceGATEWAY - EMEA-JAPAN - Device - Standard GT.STD.SD CylanceGATEWAY Device License GT.STD.SU CylanceGATEWAY User License GT.STD.SU.N CylanceGATEWAY User License - NFR MDR.ADV.SD CylanceMDR - Advanced MDR.OND.SD.PROMO CylanceMDR On-Demand - Promotion MDR.PRO.SD CylanceMDR - Pro MDR.STD.SD CylanceMDR - Standard OEM.EG Cylance Engine OP.EA.STD.SD CylanceOPTICS Upgrade - EMEA-JAPAN - Device - Standard OP.STD.SD CylanceOPTICS Device License PM Premium Support PO.EA.STD.SD CylancePROTECT + OPTICS - EMEA-JAPAN - Device - Standard PO.LA.STD.SD CylancePROTECT + OPTICS - LATAM - Device - Standard PO.MSSP.EA.STD.SD CylancePROTECT + OPTICS MSSP - EMEA-JAPAN - Device - Standard PO.MSSP.LA.SD CylancePROTECT + OPTICS MSSP - Device - LATAM PO.SLG.SD CylancePROTECT + OPTICS - Device - Gov PO.STD.SD CylancePROTECT + OPTICS - Device - Standard

311393987 v11 PP BPSS Premium Support PT.EA.STD.SD CylancePROTECT - EMEA-JAPAN - Device - Standard PT.LA.STD.SD CylancePROTECT - LATAM - Device License PT.MSSP.EA.STD.SD CylancePROTECT MSSP - EMEA-JAPAN - Device - Standard PT.MSSP.LA.SD CylancePROTECT MSSP - Device - LATAM PT.SLG.SD CylancePROTECT - Device - Gov PT.STD.SD CylancePROTECT Device License S.PM Spark - Premium Support SAV.EN10.EA.STD.SD Cylance Smart Antivirus Enterprise 10 Device - EMEA-JAPAN - Device - Standard SAV.EN10.SLG.SD Cylance Smart Antivirus Enterprise 10 Device - Device - Gov SAV.EN10.STD.SD Cylance Smart Antivirus Enterprise 10 Device - Device - Standard SI.SLG.SD CylancePROTECT Static IP - Device - Gov SI.STD.SD CylancePROTECT Static IP - Device - Standard TS.TAM Technical Account Manager TZ.ASR.EA.STD ThreatZERO Assurance - EMEA-JAPAN - Standard TZ.ASR.SLG ThreatZERO Assurance - Gov TZ.ASR.STD ThreatZERO Assurance - NALA-ANZ - Standard

20 Exhibit E DATA PROCESSING ADDENDUM This Data Processing Addendum (“Addendum”) forms part and is incorporated into the STRATEGIC CUSTOMER SUPPORT AGREEMENT between Arctic Wolf Networks, Inc. and BlackBerry Limited, a corporation incorporated under the Business Corporation Act (Ontario) (“Seller”) for the provision of Services identified in the Strategic Customer Support Agreement referenced therein (referred to as the “Agreement”). Each of Seller and Arctic Wolf may be referred to herein as a “party” and together the “parties”. By signing below, Seller enters into this Addendum on behalf of itself and, to the extent required under Data Protection Laws (defined hereinafter), in the name and on behalf of its Affiliates, if and to the extent Arctic Wolf Processes Personal Data for such Affiliates. In the delivery of Services to Seller pursuant to the Agreement, Arctic Wolf may Process Personal Data on behalf of Seller and the parties agree to comply with the following provisions with respect to any Personal Data, each acting reasonably and in good faith. 1. Definitions. Any capitalized terms not otherwise defined in this Addendum shall have the meaning set forth in the Agreement. In this Addendum, the following terms shall have the meaning set forth as follows: 1.1. “Affiliate” means (i) an entity of which a party directly or indirectly owns fifty percent (50%) or more of the stock or other equity interest, (ii) an entity that owns at least fifty percent (50%) or more of the stock or other equity interest of a party, (iii) an entity which is under common control with a party by having at least fifty percent (50%) or more of the stock or other equity interest of such entity and a party owned by the same person, but such entity shall only be deemed to be an Affiliate so long as such ownership exists, or (iv) regardless of ownership, any company or other entity, whether or not with legal personality, which directly or indirectly, is under joint control with a party. 1.2. “Authorized Sub-Processor” means those parties listed in Schedule II of this Addendum, as such list may be updated from time-to-time in accordance with Section 5, who have a need to know or otherwise access Personal Data to enable Arctic Wolf to perform its obligations under this Addendum or the Agreement and do not include subcontractors who provide ancillary services such as telecommunication services, postal/transport services, maintenance and user support services, as well as other resources, tools, and measures to ensure the confidentiality, availability, integrity and resilience of the Services. 1.3. “Data Subject” means (i) “data subject” as defined under the GDPR or the UK GDPR, (ii) “consumer” or “household” as defined under the CCPA, and/or (iii) such similar term under the relevant Data Protection Laws. 1.4. “Data Protection Laws” means one or more of the following data protection laws or regulations as applicable to the Processing of Personal Data by Arctic Wolf under this Agreement: (i) Regulation 2016/679 of the European Parliament and of the Council of 27 April 2016 (“GDPR”); (ii) the United Kingdom (“UK”) Data Protection Act 2018 and the UK General Data Protection Regulation (“UK GDPR”); (iii) Swiss Federal Data Protection Act on Data Protection of 25. September 2020 (Status as of 1. September 2023) (“FDPA”); (iv) California Consumer Privacy Act of 2018 as amended by the California Privacy Rights Act of 2020 (“CCPA”); (v) the South Africa Protection of Personal Information Act (“POPIA”); (vi) the Australia Privacy Act No. 119 1988 (as amended); (vii) Canadian Personal Information Protection and Electronic Documents Act (“PIPEDA”); and (viii) any relevant law, statute, regulation, legislative enactment, order or other binding instrument, that implements, supplements, or amends the foregoing. 1.5. “EU Standard Contractual Clauses” means the Standard Contractual Clauses for the transfer of Personal Data to Third Countries, designated for transfer of Personal Data from the EEA to data importers established in non-EEA countries that do not provide an adequate level of data protection, and approved by the European Commission Implementing Decision (EU) 2021/914 of 4 June 2021, as currently set out at: https://eur- lex.europa.eu/eli/dec_impl/2021/914/oj?uri=CELEX:32021D0914 (Module Two: Transfer Controller to

21 Processor, and Module Three: Transfer Processor to Processor) as may be amended or replaced by the European Union from time-to-time. 1.6. “EEA” means the European Economic Area. 1.7. “Instruction” means the (i) instructions from Seller as set forth in the Agreement, (ii) the “Business Purpose” as defined under CCPA, (iii) such similar term under the relevant Data Privacy Laws, and/or (iv) any direction, either in writing, in textual form (e.g. by e-mail) or by using a software or online tool, issued by Seller to Arctic Wolf and directing Arctic Wolf to Process Personal Data. 1.8. “Personal Data” means (i) “personal data” as defined under the GDPR and/or the UK GDPR, (ii) “personal information” as defined under CCPA, and/or (iii) such similar term under the relevant Data Protection Laws, that is under the control of Seller and Processed by Arctic Wolf in connection with the delivery of the Services. 1.9. “Personal Data Breach” means a breach of security which results in or is likely to result in the to the accidental or unlawful or unauthorized destruction, loss, alteration, encryption, unavailability, acquisition, disclosure of, or access to, Personal Data transmitted, stored, or otherwise Processed. 1.10. “Process” or “Processing” is as defined under the applicable Data Privacy Laws and further described in Schedule I. 1.11. “Restricted Transfer” means the disclosure, grant of access or other transfer of Personal Data Processed under the Agreement to any person located in Third Countries. 1.12. “Services” shall have the meaning set forth in the Agreement. 1.13. “Sale”, “Sell” or “Selling” means selling, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, Personal Data with a Third Party, whether for monetary or other valuable considerations or for no consideration, for the Third Party’s commercial purposes. 1.14. “Standard Contractual Clauses” means government approved contract mechanism for Restricted Transfers. 1.15. “Third Country(ies)” means countries outside of the scope of the data protection laws of the EEA, Switzerland, and/or the UK (as applicable), excluding countries approved as providing adequate protection for Personal Data by the European Commission, the Swiss Federal Data Protection and Information Commissioner, and/or the Information Commissioner’s Office (as applicable) from time-to-time. 1.16. “Third Party” means any person (including companies, entities, organizations, etc.) that is not Seller, an Authorized Subprocessor, or Arctic Wolf. 1.17. “UK Standard Contractual Clauses” means the International Data Transfer Addendum issued by the UK’s Information Commissioner’s Office under s.119(A) of the UK Data Protection Act 2018 as may be updated from time-to-time, and currently found at https://ico.org.uk/media/for-organisations/documents/4019539/international- data-transfer-addendum.pdf. 1.18. “Regulator” means (i) in the context of the EEA and the EU GDPR, the meaning given to that term in the EU GDPR; (ii) in the context of the UK and the UK GDPR, means the UK Information Commissioner’s Office; and (iii) in the context of Switzerland means Swiss Federal Data Protection and Information Commissioner; and (iv) in the context of any other jurisdiction, any governmental authority with jurisdiction over Seller’s Processing of Personal Data under the Agreement. 2. Processing of Data

22 2.1. Scope and Roles of the Parties. This Addendum applies when Personal Data is Processed by Arctic Wolf. The parties acknowledge and agree that, regarding the Processing of Seller’s Personal Data pursuant to the Agreement, Seller will act as either the “Controller” or “Processor” and Arctic Wolf is the “Processor” or Sub-Processor,” respectively, as those terms are defined under the Data Protection Laws, and unless otherwise determined by a Regulator. As between the parties, all Personal Data Processed under the terms of the Agreement shall remain the property of Seller. During the term of the Agreement, Arctic Wolf shall Process Personal Data only in accordance with Seller’s Instructions (unless expressly waived in a written requirement). Further information regarding Arctic Wolf’s Processing can be found in Schedule II. In the event Arctic Wolf reasonably believes there is a conflict with any Data Protection Laws and Seller’s Instructions, Arctic Wolf will inform Seller and the parties shall cooperate in good faith to resolve the conflict and achieve the goals of such Instruction. 2.2. Seller’s Processing of Personal Data. Seller shall, with respect to the Services, Process Personal Data and provide Instructions for the Processing of Personal Data in compliance with the Data Protection Laws. Seller shall ensure that Seller’s Instructions comply with all applicable Data Protection Laws, and that the Processing of Personal Data in accordance with Seller’s Instructions will not cause Arctic Wolf to be in breach of the Data Protection Laws. Seller is solely responsible for the Instructions Seller provides to Arctic Wolf regarding the Processing of such Personal Data. Seller is likewise responsible for ensuring that its transfer of Personal Data to Arctic Wolf will comply with Data Protection Laws. Seller shall not provide or make available to Arctic Wolf any Personal Data in violation of the Agreement or otherwise inappropriate for the nature of the Services. 2.3. CCPA. If the CCPA is applicable, Arctic Wolf shall act as a “service provider” and shall Process Seller Personal Data only on behalf of Seller in accordance with and for the Business Purpose. Without limiting the foregoing, Arctic Wolf shall not (i) Sell the personal information, (ii) retain, use, or disclose the personal information for a commercial purpose other than providing the Services; or (iii) retain, use, or disclose the personal information outside of the provision of the Services pursuant to the Agreement. Arctic Wolf certifies and will certify throughout the term of this Addendum to comply with the provisions set forth in this Section 2.3.1 and all applicable obligations under the CCPA. 2.4. Obligations of Each Party. Each party shall comply with the obligations applicable to that party under the applicable Data Protection Laws. 2.4.1. Arctic Wolf represents and warrants that: (i) it shall promptly inform Seller if, in Arctic Wolf’s opinion: (i) Arctic Wolf cannot comply with such Data Protection Law, or (ii) Seller’s Instructions violate such Data Protection Law, provided that Arctic Wolf is not obliged to perform a comprehensive legal examination with respect to an Instruction of Seller; (iii) its personnel and Authorized Subprocessors who Process Personal Data have committed themselves to confidentiality or are under an appropriate statutory obligation of confidentiality; and (iv) Arctic Wolf understands and shall comply with the restrictions placed on it as a Processor of the Personal Data. 2.4.2. Seller represents and warrants that: (i) its use of the Services and the Instructions provided do not contravene such Data Protection Law; (ii) it has complied and continues to comply with such Data Protection Law, in particular that it has obtained any necessary consents and/or given any necessary notices, and/or otherwise has the right to disclose Personal Data to Arctic Wolf and enable the Processing set out in this Addendum and as contemplated by the Agreement; (iii) it has assessed the requirements under such Data Protection Law as they apply to Seller with regard to Personal Data and finds that the security measures referenced in Schedule 3 are adequate to meet those requirements; and (iv) it will ensure compliance with and shall not in any way alter or diminish such security measures referenced in Schedule 3 to the extent applicable to Seller through its use of the Services. 3. Restricted Transfers. 3.1. Arctic Wolf has self-certified under the EU-U.S. Data Privacy Framework, the UK Extension related thereto, and the Swiss-U.S. Data Privacy Framework Principles and commits to the EU-U.S. Data Privacy Framework Principles and/or the Swiss-US Data Privacy Framework (as applicable) as described therein.

23 3.2. To the extent needed and applicable, if, in fulfilling its obligations under the Agreement or pursuant to other lawful instructions from Seller, there is a Restricted Transfer of Personal Data, the parties agree to enter into and abide by the EU Standard Contractual Clauses and/or UK Addendum (as applicable), which are incorporated into this Addendum as follows: 3.2.1. Module Two (controller to processor transfers) will apply when Seller is the Controller in relation to the applicable Personal Data, and Module Three (processor to processor) will apply when Seller is a Processor in relation to the applicable Personal Data. 3.2.2. Seller is the Data Exporter and Arctic Wolf is the Data Importer (the foregoing shall apply with respect to Table 1 of the UK Addendum); 3.2.3. In Clause 7, the "Docking Clause (Optional)", shall be deemed incorporated (the foregoing shall apply with respect to Table 1 of the UK Addendum); 3.2.4. In Clause 9, the parties choose Option 2, 'General Written Authorisation', with a time period of 10 days (the foregoing shall apply with respect to Table 2 of the UK Addendum); 3.2.5. The optional wording in Clause 11 shall be deemed not incorporated (the foregoing shall apply with respect to Table 2 of the UK Addendum); 3.2.6. In Clause 13, the competent Regulator shall be the Irish Data Protection Authority; 3.2.7. In Clause 17, the Data Exporter and Data Importer agree that the EU Standard Contractual Clauses shall be governed by the laws of Ireland, and choose Option 1 to this effect (Part 2, Section 15(m) of the UK Addendum shall apply); 3.2.8. In Clause 18, the Data Exporter and Data Importer agree that any disputes shall be resolved by the courts of Ireland (Part 2, Section 15(n) of the UK Addendum shall apply); 3.2.9. In accordance with Section 19 of the UK Addendum, neither party may end the UK Addendum when the UK Addendum changes; 3.2.10. Completed Annexes I, II and III of the EU Standard Contractual Clauses and Annexes 1B, II and III of Table 3 of the UK Addendum are included in Annexes I through III herein; 3.2.11. Notwithstanding the fact that the Standard Contractual Clauses are incorporated herein by reference without the Standard Contractual Clauses actually being signed by the parties, the parties agree that the execution of this Addendum is deemed to constitute its execution of the Standard Contractual Clauses on behalf of the Data Exporter or Data Importer (as applicable), and that it is duly authorized to do so on behalf of, and to contractually bind, the Data Exporter or Data Importer (as applicable) accordingly; 3.2.12. The parties agree that the Standard Contractual Clauses shall cease to apply to the Processing of Personal Data if and to the extent that the relevant transfer of Personal Data ceases to be a “Restricted Transfer”; and. 3.2.13. In relation to Restricted Transfers subject to the FDPA, references in the EU Standard Contractual Clauses to the GDPR, EU or EU member state law shall have the same meaning as the equivalent reference in the FDPA; and in Clauses 13, 17, and 18 the competent Regulator, governing law, and jurisdiction shall be, respectively, the Swiss Federal Data Protection and Information Commissioner, the law of Switzerland, and the courts of Switzerland. 3.3. The provisions in this Addendum shall be without prejudice to the parties’ ability to rely on any other legally valid international data transfer mechanism for the transfer of data out of the EEA, UK, and/or Switzerland. The parties agree to enter into other standard contractual clauses approved under Data Protection Laws to effectuate the Restricted Transfers of Personal Data for purposes of providing the Services.

24 3.4. The parties further agree that if any of the EU Standard Contractual Clauses or the UK Addendum are updated, replaced, or are no longer available for any reason, the parties will cooperate in good faith to implement updated or replacement Standard Contractual Clauses, as appropriate, or identify an alternative mechanism(s) to authorize the contemplated Restricted Transfers. 4. Deletion or Return of Personal Data. Following expiration or termination of the Agreement, at Seller’s request, Arctic Wolf shall return or delete the Personal Data (including Personal Data in the possession of Authorized Sub- Processors), unless further storage of Personal Data is required by applicable law. If return or destruction is impracticable or prohibited by law, rule or regulation, Arctic Wolf shall take measures to block such Personal Data from any further Processing (except to the extent necessary for its continued hosting or Processing required by law, rule, or regulation) and shall continue to appropriately protect the Personal Data remaining in its possession, custody, or control and to continue to comply with this Addendum for so long at Arctic Wolf continues to have possession, custody, or control of the Personal Data. The parties agree that the certification of deletion of Personal Data that is described in Clause 8.5 of the Standard Contractual Clauses or Clause 12(1) of the UK Standard Contractual Clauses shall be provided by Arctic Wolf to Seller only upon Seller’s request. 5. Audits. Taking into account the nature of the Processing and the information available to Arctic Wolf, Arctic Wolf shall provide reasonable assistance in response to inquiries from Seller or a competent Regulator relating to Arctic Wolf’s Processing of Seller’s Personal Data. 5.1. Arctic Wolf shall, upon written request from Seller, provide Seller with information reasonably necessary to demonstrate compliance with its obligations set forth in this Addendum. This information shall consist of permitting examination of the most recent reports, certificates and/or extracts prepared by an independent auditor pursuant to Arctic Wolf’s ISO27001 or similarly held industry certification. 5.2. In the event the information provided in accordance with Section 5.1 above is insufficient to reasonably demonstrate compliance, Arctic Wolf shall permit Seller, or Seller’s third party auditor (provided such auditor is not a competitor to Arctic Wolf or provides products and/or services to a competitor of Arctic Wolf) to inspect or audit the technical and organisational measures of Arctic Wolf for the purposes of monitoring compliance with Arctic Wolf’s obligations under this Addendum. Any such audit or inspection shall be: (i) at Seller’s expense; (ii) limited in scope to matters specific to Seller; (iii) agreed in advance between the parties in writing, including scope, duration, and start date; (iv) conducted in a way that does not interfere with Arctic Wolf’s day-to-day business; (v) during local business hours of Arctic Wolf and, upon not less than twenty (20) business days advance written notice unless, in Seller’s reasonable belief that a Personal Data Breach or an identifiable, material breach of this Addendum has arisen; (vi) limited to no more than once per any twelve (12) calendar month period, except if (i) required by instruction of a competent Regulator; or (ii) in case of a Personal Data Brach; and (vii) subject to the confidentiality obligations in the Agreement or, where a third-party auditor conducts the audit, such third-party auditor must be a professional bound by a duty of confidentiality or subject to a suitable non-disclosure agreement. 5.3. Seller will provide Arctic Wolf with copies of any audit reports generated in connection with any audit under this Section, unless prohibited by the applicable Data Protection Law. Seller may use the audit reports only for the purposes of meeting its regulatory audit requirements and/or confirming compliance with the requirements of this Addendum. 5.4. For the avoidance of doubt, the provisions of this Section 5 shall also apply to the audit provisions of any Standard Contractual Clauses entered into in accordance with Section 3 of this Addendum. 6. Authorized Sub-Processors 6.1. Seller consents to the use of Authorized Subprocessors to deliver the Services. The current list of Authorized Subprocessors is attached in Schedule III. 6.2. Seller agrees it may subscribe to receive notifications related to the modification to the Authorized Subprocessors.

25 At least ten (10) days before enabling any third party other than current Authorized Subprocessors to access or participate in the Processing of Personal Data, Arctic Wolf will add such third party to the Authorized Subprocessor list posted at https://arcticwolf.com/terms/sub-processors/. If Seller reasonably believes the third party cannot comply with the requirements this Addendum or has another reasonable basis for objecting to the third party, Seller may object to the addition of any such third parties to the List by informing Arctic Wolf in writing within ten (10) days of receipt of the aforementioned notice by Seller. If Seller objects to such change, and Arctic Wolf cannot provide a commercially reasonable alternative within a reasonable period of time, the parties may terminate the Agreement. Arctic Wolf will refund any prepaid fees on a pro rata basis for the terminated portion(s) of the Services that were to be provided after the effective date of termination or as otherwise set forth pursuant to the termination provision within the Agreement. This termination right is Seller’s sole and exclusive remedy if Seller objects to any newly added Authorized Subprocessor. If Seller does not object to the engagement of a third party within ten (10) days of notice by Arctic Wolf that third party will be deemed an Authorized Subprocessors for the purposes of this Addendum. 6.3. Arctic Wolf will enter into a written agreement with each Authorized Subprocessors that requires the Authorized Subprocessor to (1) protect Personal Data to the same extent required by Arctic Wolf under this Addendum, and (2) be in compliance with Data Protection Laws. Arctic Wolf will remain liable to Seller for all actions by each Authorized Subprocessor with respect to the Personal Data. 6.4. Arctic Wolf may replace an Authorized Subprocessor without advance notice where the reason for the change is outside of Arctic Wolf’s reasonable control and prompt replacement is required for security or other urgent reasons. In this case, Arctic Wolf will inform Seller of the replacement subprocessor as soon as possible following its appointment. Section 6.2 applies accordingly. 7. Security of Personal Data. Taking into account the state of the art, the costs of implementation and the nature, scope, context and purposes of Processing as well as the risk of varying likelihood and severity for the rights and freedoms of natural persons, Arctic Wolf shall maintain appropriate technical and organizational measures to ensure a level of security appropriate to the risk of Processing Personal Data as set forth in Schedule III. Arctic Wolf will regularly monitor compliance with such security standards and will not materially decrease the security standards during the term of the Agreement. 8. Rights of Data Subjects 8.1. If Arctic Wolf directly receives any complaint or request from a Data Subject to exercise his/her rights under Data Protection Laws (“Data Subject Request”) in relation to Seller’s Personal Data and Seller is identified or identifiable from the request without the need for any independent investigation, Arctic Wolf will promptly (and in any case within five (5) business days of receipt) forward such Data Subject Request to Seller, unless otherwise required by the applicable Data Protection Law. Seller is solely responsible for ensuring that Data Subject Requests for erasure, restriction or cessation of Processing, or withdrawal of consent to Processing of any Personal Data are communicated to Arctic Wolf, and for ensuring that a record of consent to Processing is maintained with respect to each Data Subject. 8.2. Arctic Wolf shall, at the request of the Seller, and taking into account the nature of the Processing applicable to any Data Subject Request, cooperate with Seller with respect to any action taken relating to the Data Subject Request and apply appropriate technical and organizational measures to assist Seller in complying with Seller’s obligation to respond to a Data Subject Request and/or in demonstrating such compliance, where possible, provided that (i) Seller is itself unable to respond without Arctic Wolf’s assistance and (ii) Arctic Wolf is able to do so in accordance with all applicable laws, rules, and regulations. Seller shall be responsible to the extent legally permitted for any reasonable costs and expenses arising from any such assistance by Arctic Wolf. 9. Actions and Access Requests 9.1. Where Seller is obligated by Data Protection Laws to carry out a data protection impact assessment (“DPIA”) relating to Seller’s use of the Services, Arctic Wolf shall provide reasonable cooperation and assistance to Seller

26 for the DPIA to allow Seller to comply with its obligations under the Data Protection Laws. Seller shall be responsible to the extent legally permitted for any reasonable costs and expenses arising from any such assistance by Arctic Wolf and Arctic Wolf shall be entitled to involve Seller at Arctic Wolf’s then-current rates for any time expended in assisting with the DPIA. 9.2. Arctic Wolf shall provide Seller with reasonable assistance to Seller in cooperation or prior consultation with any Regulator as may be required by Data Protection Laws. Seller shall be responsible to the extent legally permitted for any reasonable costs and expenses arising from any such assistance by Arctic Wolf and Arctic Wolf shall be entitled to involve Seller at Arctic Wolf’s then-current rates for any time expended in providing such assistance. 9.3. If Arctic Wolf receives any order, demand, warrant or any other document requesting or purporting to compel the production of Personal Data (including, for example, by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil or criminal investigative demands or other similar processes) by any competent authority (“Production Request”), Arctic Wolf will immediately notify Seller, except to the extent prohibited by applicable law. If the Production Request is not legally valid and binding, Arctic Wolf will not respond. If a Production Request is legally valid and binding, Arctic Wolf will provide Seller with at least forty- eight (48) hours’ notice prior to the required disclosure, so that Seller may, at its own expense, exercise such rights as it may have under applicable law to prevent or limit such disclosure. Notwithstanding the foregoing, Arctic Wolf will exercise commercially reasonable efforts to prevent and limit any such disclosure and to otherwise preserve the confidentiality of Personal Data and will cooperate with Seller with respect to any action taken relating to such Production Request, including to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to Personal Data. 10. Personal Data Breach. Whenever Arctic Wolf reasonably believes that there has been a Personal Data Breach of Seller’s Personal Data Processed by Arctic Wolf or its Authorized Subprocessors, Arctic Wolf shall (i) notify Seller of the Personal Data Breach without undue delay (and in no event more than seventy-two (72) hours); (ii) take all steps it deems necessary and reasonable (in its sole discretion) to investigate and remediate the Personal Data Breach, to the extent that remediation is within Arctic Wolf’s reasonable control; (iii) provide Seller with reasonable cooperation and assistance necessary for Seller to comply with its obligations under the applicable Data Protection Laws relating to the Personal Data Breach; and (iv) provide Seller with details about the Personal Data Breach. The obligations described in this Section 10 shall not apply in the event that a Personal Data Breach results from the actions or omissions of Seller. For the avoidance of doubt, a Personal Data Breach will not include unsuccessful attempts to, or activities that do not or are unlikely to, compromise the confidentiality, availability, or integrity of Personal Data including, without limitation, unsuccessful log in attempts, unsuccessful denial of service attacks and other attacks on firewalls or networked systems and no notice of the foregoing shall be required. In the event a Personal Data Breach requires notification by Seller to Data Subjects or relevant Regulators, the parties agree to coordinate in good faith on developing the content of any public statements or required notices. 11. Liability. [Redacted: Confidential legal terms relating to risk allocation between the Parties.] 12. Changes in Data Protection Laws. The parties agree to negotiate in good faith modifications to this Addendum if changes are required for Arctic Wolf to continue to Process Personal Data in compliance with Data Protection Laws, including but not limited to (i) the GDPR; (ii) the CCPA; (iii) any Standard Contractual Clauses; or (iv) if changes to the membership status of a country in the European Union or the European Economic Area require such modification. 13. Confidentiality. The confidentiality terms in the Agreement shall apply to this Addendum and where applicable, the Standard Contractual Clauses. 14. Miscellaneous. 14.1. Conflicts. In the event of any conflict or inconsistency between this Addendum and the Agreement, the terms of this Addendum shall prevail. In the event and to the extent of any conflict or inconsistency between the body of this Addendum and the Standard Contractual Clauses in a way that materially affects the adequacy of the transfer, the Standard Contractual Clauses shall prevail.

27 14.2. Severability. In the event any provision of this Addendum, in whole or in part, is invalid, unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, such provision will be replaced, to the extent possible, with a provision which accomplishes the original business purposes of the provision in a valid and enforceable manner, and the remainder of this Addendum will remain unaffected and in full force. 14.3. Counterparts. This Addendum may be executed in several counterparts, each of which shall be deemed and original and all of which shall constitute one and the same instrument and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterparts. Signatures of the parties transmitted via facsimile or other electronic means shall be deemed to be their original signatures for all purposes.

28 SCHEDULE I TO DATA PROCESSING ADDENDUM Processing Details A. List of Parties Data exporter(s) Details Name: Seller Address: Address as listed in the Agreement Contact person’s name, position and contact details: Contact information as listed in the Agreement Activities relevant to the data transferred under these Clauses: Activities relevant are described in Part B below Role (controller/processor): Controller (or processor, if Seller is acting on behalf of a customer) Data importer(s): Details/Descriptions Name: Arctic Wolf Networks, Inc. Address: Address listed in the Agreement Contact person’s name, position and contact details: see below Activities relevant to the data transferred under these Clauses: Activities relevant are described in Part B below Role (controller/processor): Processor (or subprocessor, if Seller is acting as processor on behalf of a customer) Pursuant to Article 27 of the UK GDPR, Arctic Wolf Networks, Inc. has appointed EDPO UK Ltd as its GDPR representative in the UK. You can contact EDPO UK regarding matters pertaining to the UK GDPR: [Redacted: Confidential customer data.] Pursuant to Article 27 of the EEA GDPR, Arctic Wolf Networks, Inc. has appointed IITR Cert GmbH as its GDPR representative in the EEA. You can contact IITR Cert GmbH regarding matters pertaining to the EEA GDPR: [Redacted: Confidential customer data.] B. Description of Transfer Categories of data subjects whose personal data is transferred The categories of data subjects whose personal data is transferred are determined solely by the Data Exporter. In the normal course of the Data Importer’s Solutions, the categories of data subject might include (but are not limited to): the Data Exporter’s personnel, customers, service providers, business partners, Affiliates, and other End Users. Categories of personal data transferred

29 The categories of personal data transferred are determined solely by the Data Exporter. In the normal course of the Data Importer’s Solutions, the categories of personal data transferred might include (but are not limited to): first name, last name, business title, business address, business email address, phone number, in order to deliver our requested Solutions. The Software products as part of Solutions process system and application data, which may include the following data, some of which may be personal data: • End user contact information: such as first and last names, phone numbers, email addresses and mobile phone numbers, addresses, and location (not real-time) • Account information: such as account name, full name, unique identifiers, local group memberships, account status, account activity • Endpoint network activity: such as destination IP address, destination port, process name, image path, hostname, URLs, source port / IP address • Endpoint information: such as serial number, model, OS, free space, battery level, distinguished name, group membership, MAC addresses, installed applications, process information, user activity, event logs • Geolocation data: By default precise geolocation is collected only when the end user has explicitly granted permission. Approximate location is derived from source IP address. The Data Importer does not intentionally or knowingly process any special categories of personal data. However, the categories of personal data transferred are determined solely by the Data Exporter. The frequency of the transfer (e.g., whether the data is transferred on a one-off or continuous basis) Continuous with use of the Solutions. Nature and purpose of the processing The provision of the Solutions to Data Exporter in accordance with the Agreement. Purpose(s) of the data transfer and further processing To provide the Solutions to Data Exporter as described in the Agreement. The period for which the personal data will be retained, or, if that is not possible, the criteria used to determine that period For as long as necessary to provide the Solutions as described in the Agreement, as legally or contractually required, or upon receipt of Data Exporter’s written request for deletion. For transfers to subprocessors, also specify subject matter, nature, and duration of the processing The subject matter, nature and duration of the processing are specified above and in the Agreement. C. Competent Supervisory Authority Identify the competent supervisory authority lies in accordance with Clause 13 Irish Supervisory Authority.

SCHEDULE II
TO DATA PROCESSING ADDENDUM

As of the date of the Agreement, Arctic Wolf's Authorized Subprocessors are included in the table below:

Vendor Vendor [Redacted: Vendor contracts subject to third party confidentiality obligations.]	**Platform** [Redacted: Vendor contracts subject to third party confidentiality obligations and Specific data points that are either individually, in combination or collectively trade secret.]	**Purpose**	**Data Residency**	**Arctic Wolf Product(s)**
		Email and other office applications	USA	MDR, MR, MA, Incident Response, CDO, IRJS Retainer
		Corporate Data Repository	USA	MDR, MR, MA, Incident Response, Cyber JumpStart Portal
		Data Center and Hosting	USA	MA, Incident Response, CDO
		Internal Ticketing	USA	MDR, MR, MA
		Internal work tracking & procedures	USA	MDR, MR, MA
		Corporate data repository; Secure File Transfer	USA	MDR, MR, MA
		Secure File Transfer	USA	Incident Response
		Customer and Internal Collaboration and Messaging	USA	MDR, MR, MA, Incident Response, IRJS Retainer, Cyber JumpStart Portal, CDO
		Conferencing/phone	USA	MDR, MR, MA, Incident Response,

30

				IRJS Retainer, Cyber JumpStart Portal, CDO
		Workstation Backup	USA	MDR, MR, MA
		Product ticketing system	USA	MDR, MR, MA, Incident Response
		Data Center & Hosting	USA/Canada/Germany/ Australia	MDR, MR, MA, Cyber JumpStart Portal, Incident Response
		Data Center & Hosting	USA/Australia/Brazil/Germany/ Japan	CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Artificial Intelligence	USA/Canada/Germany/ Australia	MDR, MR, MA
		Code and Configuration Repository	USA	MDR, MR
		User Authentication	USA	MDR, MR, MA
		SSO/VPN/Mobile Access authentication for Users	USA	Cyber JumpStart Portal
		Paging tool for ticket escalations	USA	MDR, MR, MA, Incident Response
		Email transactions	USA	MDR, MA, CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense

31

		Management of Customer Incidents	USA	MDR, MR, MA
		Email Security	USA	MDR, MR, MA, CDO, Incident Response
		Geo IP Address Look Up Service	USA	MDR
		Geo IP Address Look Up Service	USA	MDR
		User Experience Metrics	USA	MDR, MR, MA, Cyber JumpStart Portal
		Data Warehouse Storage, Management, and Analysis	USA, Canada, Australia, Germany (based on SOC location)	MDR, MR
		Data analytics	USA/Australia/Germany/Japan/ Brazil	CylanceENDPOINT & CylanceEDGE (customers with tenants in Australia, Germany, Japan, Brazil, and USA); Cylance MDR Aurora Protect, Aurora Endpoint Defense, & Aurora Endpoint Defense Mobile Addon (customers with tenants in Australia, Germany, Japan, Brazil, and USA); Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Error Logging	USA, Germany	MDR, MR
		Forensic Evidence Tracking, Root Point of Compromise Information	USA	Incident Response
		Data Center and Hardware Hosting	USA	Incident Response

32

		Mobile application notifications	USA	Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense
		Email delivery services	USA	CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Cloud service provider	USA/Ireland	Cylance MDR, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense
		Security information and event management services	Germany	CylanceMDR
		Out of band communication tool	USA	Cylance MDR
		Issue management portal	USA	CylanceENDPOINT, CylanceEDGE, Cylance MDR, Aurora Protect, Aurora Endpoint Defense, Aurora Endpoint Defense Mobile Addon, Aurora Managed Endpoint Defense on Demand, Aurora Managed Endpoint Defense

33

34 SCHEDULE III Technical and Organisational Measures [Redacted: Confidential customer data subject to third party confidentiality obligations.]

Exhibit F Form of Side Letter [See Attached]

CONFIDENTIAL Agreed Form 1 ARCTIC WOLF NETWORKS, INC. INFORMATION RIGHTS LETTER [______], 20[__] [Investor Name] [Street Address] [City], [State] [Zip] Re: Information Rights Ladies and Gentlemen: This letter will confirm our agreement (the “Agreement”) that pursuant to and effective as of your acquisition of [•] shares of common stock (the “Shares”) of Arctic Wolf Networks, Inc. (the “Company”) pursuant to that certain Equity and Asset Purchase Agreement, dated as of [●], by and among the Company, [Seller], and the other parties thereto (the “EAPA”), BlackBerry Limited or its designated Affiliate (as defined below) (the “Investor”) shall be entitled to the following rights: 1. The Company shall deliver to the Investor (or its Affiliates): (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by independent public accountants of nationally recognized standing selected by the Company, unless the holders of a majority of the outstanding shares of the Preferred Stock of the Company (voting together as a single class and not as separate series, and on an as- converted basis) have determined that audited financial statements are unnecessary, in which case the Company shall deliver unaudited financial statements within ninety (90) days after the end of such fiscal year; (b) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments and (B) not contain all notes thereto that may be required in accordance with GAAP); (c) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Company’s common stock (the “Common Stock”) issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the

CONFIDENTIAL Agreed Form 2 number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Investor to calculate its percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct; (d) within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (A) be subject to normal year-end audit adjustments and (B) not contain all notes thereto that may be required in accordance with GAAP); (e) promptly and in any event no later than ten (10) business days after execution or effectiveness of any agreements or other instruments with respect to the issuance of any securities, whether shares of the Company or any of its Affiliates or any securities convertible into or exchangeable or exercisable for any such shares (including, without limitation, any such shares or securities issued in connection with debt securities) in connection with any equity financing, a description of such security, the per share price of such security and the implied pre- money and post-money valuation of the Company under such agreement(s) and/or other instrument(s), as applicable; and (f) prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company. If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries. 2. [Redacted: Commercially sensitive information relating to methodologies for valuation of private company stock.]. 3. Investor may, at the Investor’s expense, visit and inspect the Company’s properties, to examine its books of account and records; provided, however, that the Company shall not be obligated pursuant to this Section 3 to provide access to any information that (A) it deems in good faith to be a trade secret or similar confidential information or (B) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel. 4. Notwithstanding anything to the contrary in this Agreement, solely by reason of becoming party to this Agreement, Investor will not obtain with respect to the Company, and the Company will not provide to Investor, any of the following rights, as defined in Section 721 of the Defense Production Act, as amended, including its implementing regulations: (a) “control” of the Company, including the power to determine, direct or decide any important matters affecting the Company; (b) membership or observer rights on the Board of Directors or equivalent body of the Company, or the right to nominate an individual to a position on the Board of Directors or equivalent body of the Company; (c) access to any “material nonpublic technical information” in

CONFIDENTIAL Agreed Form 3 the possession of the Company (provided, however, that such prohibited information shall not include financial information regarding the performance of the Company, and provided further that Investor may confer with the Company about such financial information); and (d) any “involvement” (other than through voting of shares) in “substantive decision making” of the Company regarding (i) the use, development, acquisition, safekeeping, or release of “sensitive personal data” of U.S. citizens maintained or collected by the Company, (ii) the use, development, acquisition, or release of “critical technologies,” or (iii) the management, operation, manufacture, or supply of “covered investment critical infrastructure.” The Investor agrees to use the same degree of care it uses to protect its own confidential information for any information obtained pursuant to this Agreement or otherwise as a stockholder of the Company that the Company identifies in writing as being proprietary or confidential, and the Investor acknowledges that it will not, unless otherwise required by law or the rules of any national securities exchange, association or marketplace, disclose such information without the prior written consent of the Company except such information that (a) was in the public domain prior to the time it was furnished to the Investor, (b) is or becomes (through no willful improper action or inaction by the Investor) generally available to the public, (c) was in its possession or known by the Investor without restriction prior to receipt from the Company, (d) was rightfully disclosed to the Investor by a third party without restriction or (e) was independently developed without any use of the Company’s confidential information. Notwithstanding the foregoing, the Investor may disclose such proprietary or confidential information (i) to its attorneys, accountants, or representatives; (ii) to any existing or prospective Affiliate (as defined below), partner, member, stockholder, or wholly owned subsidiary of the Investor in the ordinary course of business; (iii) to any prospective purchaser of the Shares in the Company from the Investor, if such prospective purchaser agrees to be bound by the provisions of this paragraph; (iv) as may otherwise be required by law, regulation, rule, court order or subpoena; or (v) if the Investor is a limited partnership or limited liability company, to any former partners or members who retained an economic interest in the Investor, current or prospective partner of the partnership or any subsequent partnership under common investment management, limited partner, general partner, member or management company of the Investor (or any employee or representative of any of the foregoing) (each of the foregoing persons, a “Permitted Disclosee”); provided that the Investor informs such Permitted Disclosee that such information is confidential and directs such Permitted Disclosee to maintain the confidentiality of such information. Furthermore, nothing contained herein shall prevent the Investor or any Permitted Disclosee from (A) entering into any business, entering into any agreement with a third party, or investing in or engaging in investment discussions with any other company (whether or not competitive with the Company); provided that the Investor or Permitted Disclosee does not, except as permitted in accordance with this paragraph, disclose or otherwise make use of any proprietary or confidential information of the Company in connection with such activities, or (B) making any disclosures required by law, rule (including any stock market rule; provided, however, that any such disclosure remains subject to the obligations and limitations as set forth in Section 2 above), regulation or court or other governmental order. For the purposes of this Agreement, “Affiliate” shall mean with respect to any Person (as defined below), any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person, including, without limitation, any general partner, officer, director or manager of such Person and any venture capital or investment fund now or hereafter existing that is controlled by one or more general partners or managing members

CONFIDENTIAL Agreed Form 4 of, or is under common investment management with, such Person, and “Person” shall mean any individual, corporation, partnership, trust, limited liability company, association or other entity. The rights described herein shall terminate and be of no further force or effect upon (a) such time as no shares of the Company’s stock are held by the Investor or its Affiliates; (b) the consummation of the sale of the Company’s securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the firm commitment underwritten offering of its securities to the general public; (c) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur; (d) the consummation of a Liquidation Event, as that term is defined in the Company’s Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Restated Certificate”) that is effected for independent business reasons unrelated to extinguishing such rights; or (e) upon the consummation of a SPAC Transaction, as that term is defined in the Restated Certificate. The confidentiality obligations referenced herein will survive any such termination. [Signature Page Follows]

SIGNATURE PAGE TO INFORMATION RIGHTS LETTER Very truly yours, Agreed and Accepted: BLACKBERRY LIMITED ARCTIC WOLF NETWORKS, INC. By: By: Name: Name: Nicholas Schneider Title: Title: Chief Executive Officer

Schedule 1-A Products Cylance Protect Cylance Protect Mobile Cylance Protect OEM Cylance Optics Cylance Gateway Cylance Avert Cylance Engine (formerly referred to as Cylance OEM Engine) CylanceV Cylance Smart Antivirus (SmartAV) Cylance On-Premise Management Server Cylance Hybrid Proxy Cylance AWS Cloud (US-East, Canada, Brazil, Germany, Australia, Japan) Cylance Databricks Cylance Infinity Cylance Cognition Cylance AI Assistant Cylance MDR On-Demand Cylance MDR Standard (formerly referred to as Cylance Guard Standard) Cylance MDR Advanced (formerly referred to as Cylance Guard Advanced inclusive of Exabeam integrations) Cylance MDR Pro (inclusive of Stellar Cyber white-label integration) Cylance Adversary Simulation Cylance Automotive System Assessment Cylance Breach Simulation Cylance Building Automation Assessment Cylance Certified ThreatZERO Partner Delivered Cylance Clinical Application Assessment Cylance Compromise Assesment Cylance Custom Attack Simulation Cylance Custom IoT Embedded Cylance Custom IR Forensics Project Cylance Custom Red Team Services Cylance Custom Staff Augmentation Cylance Cyber Statement of Work CylancePROTECT Malware Analysis Cylance Embedded System Design Review Cylance Embedded System Device Security Assessment Cylance Expert Witness Testimony Cylance External Network Penetration Test Cylance Firewall Assessment Cylance Forensic Investigation and Analysis Cylance Hardware Forensics Cylance Host Configuration Review Cylance ICS Component Testing and Analysis Cylance ICS Red Team Services Cylance ICS Risk Assessment Cylance ICS Security Assessment

Cylance ICS Security Technology Assessment Cylance Incident Containment - Retainer Cylance Incident Containment Response Cylance Incident Containment Retainer Cylance Incident Readiness Assessment Cylance Incident Response Plan Development Cylance Incident Response Plan Gap Analysis Cylance Internal Network Penetration Test Cylance IR Table Top Exercise Cylance ISO 27002 Policy Gap Analysis Cylance IT Security Gap Assessment Cylance Mobile Application Penetration Assessment Cylance MSSP - Cyber Statement of Work Cylance OSINT Reconnaissance Assessment Cylance Physical Security Assessment Cylance Retesting Services Cylance Risk Assessment & Security Roadmap Planning Cylance Security Tools Assessment Cylance Social Engineering Assessment Cylance Thick Application Assessment Cylance ThreatZERO Assurance Cylance ThreatZERO Assurance MSSP Cylance ThreatZERO Custom Cylance ThreatZERO Foundational (OPTICS Upgrade) Cylance ThreatZERO Foundational (PROTECT + OPTICS) Cylance ThreatZERO Foundational (PROTECT + OPTICS) MSSP Cylance ThreatZERO Foundational (PROTECT only) Cylance ThreatZERO Guard Self Onboarding for MSSPs Cylance ThreatZERO Guard Small Add On Cylance ThreatZERO Managed Prevention Cylance ThreatZERO Resident Expert Cylance ThreatZERO Resident Expert (Clearance) Cylance ThreatZero Training Cylance Virtual CISO (On-premises or Remote) Cylance Web Application Penetration Assessment Cylance Wireless Network Penetration Testing

Schedule 1-B Scheduled Patents [Redacted: Commercially and competitively sensitive information pertaining to the scope of the patent license granted to buyer.]

Schedule 1-C Other Selling Entities and Other Purchasing Entities [Attached]

CONFIDENTIAL

Schedule 1-C

Other Selling Entities and Other Purchasing Entities

Selling Entity	**Purchasing Entity**	**Assets**[1]	**Pro Rata Share of Closing Cash Payment****[2]	**Pro Rata Share of Delayed Cash Payment**[3]	**Pro Rata Share of Stock Consideration**
Cylance Inc. (US)	Arctic Wolf Networks, Inc. (US)	All	[•]%	[•]%	100%
BlackBerry Corporation (US)	Arctic Wolf Networks, Inc. (US)	All	[•]%	[•]%	-
BlackBerry Limited (Canada)	Arctic Wolf Networks Canada, Inc. (Canada)	Vendor Contracts and workforce in place (if any)	[•]%	-	-
	Arctic Wolf Networks, Inc. (US)	All assets (including revenue Contracts) other than vendor Contracts	[•]%	[•]%	-
BlackBerry UK Limited (UK)	Arctic Wolf Networks, Inc. (US)	All (other than workforce and Transferred Equity Interests)	[•]%	-	-
	Arctic Wolf Networks International, Inc. (US)	Transferred Subsidiary Equity Interests*	$[•]	-	-
	Arctic Wolf Networks UK Ltd (UK)	Workforce in place (if any)	[•]%	-	-
BlackBerry Singapore Pte. Limited (Singapore)	Arctic Wolf Networks, Inc. (US)	All	[•]%	[•]%	-
	Arctic Wolf Networks UK Ltd (UK)	Workforce in place (if any)	[•]%		

[1] To be updated to reflect the Specified Accounts Receivable.
[2] Amounts to be determined in accordance with the Allocation.
[3] Amounts to be determined in accordance with the Allocation.

CONFIDENTIAL Selling Entity Purchasing Entity Assets1 Pro Rata Share of Closing Cash Payment**2 Pro Rata Share of Delayed Cash Payment3 Pro Rata Share of Stock Consideration BlackBerry India Private Limited (India) Arctic Wolf Networks India Private Ltd (India) All [•]% - - Various BlackBerry employing entities Arctic Wolf Networks UK Ltd (UK) Workforce in place for individuals outside of US, Canada, UK, Singapore and India (if any) [•]% - - * Included for purposes of payment of consideration in accordance with Article 2. For the avoidance of doubt, the Transferred Subsidiary Equity Interests are not Transferred Assets. ** Pro Rata Share in each case to calculated by multiplying the percentage listed (if applicable) by the amount equal to (i) the Closing Cash Payment less (ii) the consideration payable in respect of the Transferred Subsidiary Equity Interests.

Schedule 1.2-A Transferred Assets 1. Specified Accounts Receivables; 2. all fixed assets of Seller or its Affiliates exclusively held for use in the Business other than the right, title and interest in and to the personal computers and laptops of the Selling Entities; 3. all prepayments and prepaid expenses solely to the extent exclusively related to the Transferred Contracts, including all prepaid rent under the Transferred Lease Agreements; 4. all right, title and interest in, to the following Contracts listed on Schedule 1.2-A(4) and any additional Contract exclusively relating to the Business that Seller or any Other Selling Entity enters into prior to the Closing; provided, that Seller (i) will provide Purchaser with written notice in accordance with this Agreement attaching a true and complete copy of any such additional Contract prior to Closing and (ii) for any such Contract involving payments from a Selling Entity or the Transferred Subsidiary to a third party in excess of $50,000, will obtain Purchaser’s prior written consent before entering into any such Contract (collectively, the “Transferred Contracts”): 5. all rights of Seller and its Affiliates (solely to the extent that such rights exclusively relate to the Business) under each Transferred Contract imposing or purporting to impose on any third party any obligations that relate to confidentiality, non-disclosure of confidential information, non-use of confidential information, non-competition or non-solicitation of customers; 6. all Business Owned IP Rights, including, but not limited to, the following: (i) Trademarks listed on Schedule 1.2-A(6) and (ii) domain names listed on Schedule 1.2-A(6) and all Technology owned by or purported to be owned by any Selling Entity or the Transferred Subsidiary that embodies any Business Owned IP Right; 7. the books and records exclusively related to or exclusively used in the Business or the Transferred Assets, including, but not limited to, all operating records, financial records and statements, data, results, and other information and materials (including data from and within Seller’s customer relationship management and other computer systems and backups, and diagnostics data) maintained by Seller or its Affiliates exclusively related to or used in the Business or the Transferred Assets, including all sales and sales promotional data, sales collateral, advertising materials, catalogs, manuals, marketing materials, customer lists and records, referral sources, research and development materials, service and warranty records, operating guides and manuals, creative materials, intellectual property materials, studies, cost and pricing information, supplier lists and records, business plans, regulatory records and correspondence, except all such books and records that Seller or its Affiliates are required by Law to retain, provided, that, to the extent permitted by applicable Law, Seller shall provide copies of such books and records; 8. all of Seller’s and its Affiliates’ rights, recoveries, refunds, counterclaims, rights of set-off and claims (choate or inchoate, known or unknown, matured or unmatured, accrued or contingent), against third parties, including warranty and other Contract claims (express, implied or otherwise) solely to the extent exclusively related to the Business, any Transferred Asset, any Continuing Employee or any Assumed Liability, other than those that relate to the Excluded Assets or the Excluded Liabilities; 9. all goodwill arising from the Trademarks included in the Business Owned IP Rights;

10. all of Seller’s right, title and interest in and to the furniture and office equipment located at the Transferred Properties; and 11. The source code of prior versions of the Products and any versions of the Products currently under development (including all documentation, user manuals and release notes) and the Copyrights embodied in and Trade Secrets that constitute the source code of the foregoing are Transferred Assets. To the extent that any of the foregoing is not in the custody or control of the Transferred Subsidiary or any Selling Entity as of the Closing Date, however, Seller shall not have any obligation to deliver such Transferred Asset. For the avoidance of doubt, the Transferred Assets do not include any of the foregoing to the extent held by the Transferred Subsidiary and separately transferred through the transfer of the Transferred Subsidiary Equity Interests to Purchaser.

Schedule 1.2-A(4) Transferred Contracts Customer Contracts Contracts with customers as set forth on Section 4.9(a)(i) of the Disclosure Schedule, other than the Contract with [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]. Supplier Contracts Contracts with the following suppliers in the following table. [Redacted: Vendor contracts subject to third party confidentiality obligations.]

Schedule 1.2-A(6)

Trademarks and Domain Names

Trademarks

Applicant/ Registrant/ Owner	Mark with Image	Country	App. No.	Filing Date	Reg. No.	Reg. Date
Cylance Inc.	CYLANCE	UNITED ARAB EMR	268935	2/28/2017	268935	2/21/2018
Cylance Inc.	CYLANCE	UNITED ARAB EMR	268936	2/28/2017	268936	1/21/2018
Cylance Inc.	CYLANCE	ARGENTINA	3568103	12/21/2016	2932573	4/6/2018
Cylance Inc.	CYLANCE	ARGENTINA	3568104	12/21/2016	2930972	3/22/2018
Cylance, Inc.	CYLANCE	AUSTRALIA	1524063	11/5/2012	1524063	4/26/2013
Cylance Inc.	CYLANCE	BRAZIL	912026510	12/8/2016	912026510	8/21/2018
Cylance Inc.	CYLANCE	BRAZIL	912026596	12/8/2016	912026596	8/21/2018
Cylance Inc.	CYLANCE	CANADA	1601126	11/5/2012	TMA919113	11/2/2015
Cylance Inc.	CYLANCE	SWITZERLAND	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	CHILE	1235579	12/27/2016	1251338	6/14/2017
Cylance Inc.	CYLANCE	CHINA	11709078	11/7/2012	11709078	4/14/2014
Cylance Inc.	CYLANCE	CHINA	11709077	11/7/2012	11709077	4/14/2014
Cylance Inc.	CYLANCE	COLOMBIA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	CUBA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	EUROPEAN UNION (EUTM)	011338662	11/12/2012	011338662	2/16/2014
Cylance Inc.	CYLANCE	UNITED KINGDOM	011338662	11/12/2012	UK00911338662	2/16/2014
Cylance Inc.	CYLANCE	HONG KONG	303983446	12/5/2016	303983446	5/16/2017
Cylance Inc.	CYLANCE	INDONESIA	D002016061001	12/8/2016	IDM000601640	2/27/2018
Cylance Inc.	CYLANCE	INDONESIA	J002016060998	12/8/2016	IDM000600799	2/23/2018
Cylance Inc.	CYLANCE	ISRAEL	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	INDIA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	JORDAN	150697	12/5/2016	150697	10/19/2017

Cylance Inc.	CYLANCE	JORDAN	150696	12/5/2016	150696	10/19/2017
Cylance Inc.	CYLANCE	JAPAN	2016026895	3/11/2016	5908242	12/22/2016
Cylance Inc.	CYLANCE	SOUTH KOREA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	MEXICO	1336940	11/30/2016	1336940	2/15/2018
Cylance Inc.	CYLANCE	MALAYSIA	2016013877	12/22/2016	2016013877	8/7/2017
Cylance Inc.	CYLANCE	MALAYSIA	2016013876	12/22/2016	2016013876	8/3/2017
Cylance Inc.	CYLANCE	NORWAY	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	NEW ZEALAND	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	PERU	686674	12/7/2016	00016704	5/10/2017
Cylance Inc.	CYLANCE	RUSSIA	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	SINGAPORE	40201609317Y	6/9/2016	40201609317Y	9/30/2016
Cylance Inc.	CYLANCE	TURKEY	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	TAIWAN	105073384	12/7/2016	01869968	9/16/2017
Cylance Inc.	CYLANCE	UNITED STATES	85636405	5/27/2012	4589223	8/19/2014
Cylance Inc.	CYLANCE	WIPO	1336940	11/30/2016	1336940	11/30/2016
Cylance Inc.	CYLANCE	SOUTH AFRICA	201635811	12/5/2016	201635811	1/2/2020
Cylance Inc.	CYLANCE	SOUTH AFRICA	201635812	12/5/2016	201635812	1/2/2020
Cylance Inc.	CYLANCE (in Japanese Katakana)	JAPAN	2016112015	10/13/2016	5964978	7/21/2017
Cylance Inc.	CYLANCE (Stylized)	AUSTRALIA	1739645	12/7/2015	1739645	5/5/2016
Cylance Inc.	CYLANCE (Stylized)	CANADA	1758154	12/7/2015	TMA957656	12/9/2016

Cylance Inc.	CYLANCE (Stylized)	CHINA	18524473	12/7/2015	18524473	1/21/2017
Cylance Inc.	CYLANCE (Stylized)	CHINA	18524474	12/7/2015	18524474	1/21/2017
Cylance Inc.	CYLANCE (Stylized)	EUROPEAN UNION (EUTM)	014887707	12/7/2015	014887707	4/12/2016
Cylance Inc.	CYLANCE (Stylized)	UNITED KINGDOM	014887707	12/7/2015	UK00914887707	4/12/2016
Cylance Inc.	CYLANCE (Stylized)	JAPAN	2015121092	12/9/2015	5876413	8/26/2016
Cylance Inc.	CYLANCE (Stylized)	UNITED STATES	86655881	6/9/2015	5125156	1/17/2017
Cylance Inc.	CYLANCE SMART ANTIVIRUS	UNITED STATES	87952809	6/7/2018	5997739	2/25/2020

Cylance Inc.	CYLANCE SMART ANTIVIRUS LOGO WITH SHIELD	UNITED STATES	87954326	6/8/2018	5997742	2/25/2020
Cylance Inc.	CYLANCE with Double Helix Shield Design	CHINA	29397760	3/2/2018	29397760	12/28/2019
Cylance Inc.	CYLANCE/DOUBLE HELIX SHIELD DESIGN	CHINA	29397759	3/2/2018	29397759	2/21/2020
Cylance Inc.	CylanceAVERT	UNITED STATES	97485507	7/1/2022	7317371	2/27/2024
Cylance Inc.	CylanceAVERT	UNITED STATES	97470734	6/22/2022	7121182	7/25/2023
Cylance Inc.	CylanceAVERT	WIPO	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	AUSTRALIA	1683138	7/8/2022		
Cylance Inc.	CylanceAVERT	CANADA	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	EUROPEAN UNION (EUTM)	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	UNITED KINGDOM	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	JAPAN	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceAVERT	SINGAPORE	1683138	7/8/2022	1683138	7/8/2022
Cylance Inc.	CylanceGATEWAY	UNITED STATES	97470754	6/22/2022	7121185	7/25/2023
Cylance Inc.	CylanceGATEWAY	UNITED STATES	97485501	7/1/2022	7121629	7/25/2023
Cylance Inc.	CylanceGATEWAY	WIPO	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	AUSTRALIA	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	CANADA	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	EUROPEAN UNION (EUTM)	1683142	7/8/2022	1683142	7/8/2022

Cylance Inc.	CylanceGATEWAY	UNITED KINGDOM	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	JAPAN	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CylanceGATEWAY	SINGAPORE	1683142	7/8/2022	1683142	7/8/2022
Cylance Inc.	CYLANCEGUARD	EUROPEAN UNION (EUTM)	018088261	6/27/2019	018088261	1/17/2020
Cylance Inc.	CYLANCEGUARD	UNITED KINGDOM	018088261	6/27/2019	UK00918088261	1/17/2020
Cylance Inc.	CYLANCEGUARD	JAPAN	2019090418	6/28/2019	6219229	1/23/2020
Cylance Inc.	CYLANCEGUARD	UNITED STATES	88248032	1/3/2019	6038132	4/21/2020
Cylance Inc.	CYLANCEGUARD	WIPO	1673558	6/22/2022	1673558	6/22/2022
Cylance Inc.	CYLANCEGUARD	AUSTRALIA	1673558	6/22/2022	1673558	6/22/2022
Cylance Inc.	CYLANCEGUARD	CANADA	1673558	6/22/2022		
Cylance Inc.	CYLANCEGUARD	SINGAPORE	1673558	6/22/2022	1673558	6/22/2022
Cylance Inc.	CYLANCEHYBRID	UNITED STATES	88017088	6/27/2018	5836041	8/13/2019
Cylance Inc.	CYLANCEIDENTITY	EUROPEAN UNION (EUTM)	017940988	8/10/2018	017940988	12/20/2018
Cylance Inc.	CYLANCEIDENTITY	UNITED KINGDOM	017940988	8/10/2018	UK0097940988	12/20/2018
Cylance Inc.	CYLANCEIDENTITY	JAPAN	2018102597	8/10/2018	6128189	3/8/2019
Cylance Inc.	CYLANCEIDENTITY	UNITED STATES	87795224	2/13/2018		
Cylance Inc.	CYLANCEON-PREM	UNITED STATES	88017100	6/27/2018	5836042	8/13/2019
Cylance Inc.	CYLANCEOPTICS	EUROPEAN UNION (EUTM)	017260985	9/29/2017	017260985	1/24/2018
Cylance Inc.	CYLANCEOPTICS	UNITED KINGDOM	017260985	9/29/2017	UK00917260985	1/24/2018
Cylance Inc.	CYLANCEOPTICS	JAPAN	2017130181	9/29/2017	6037163	4/20/2018
Cylance Inc.	CYLANCEOPTICS	UNITED STATES	87469882	5/31/2017	5571576	9/25/2018
Cylance Inc.	CYLANCEOPTICS	WIPO	1673568	6/22/2022	1673568	6/22/2022
Cylance Inc.	CYLANCEOPTICS	AUSTRALIA	1673568	6/22/2022	1673568	6/22/2022
Cylance Inc.	CYLANCEOPTICS	CANADA	1673568	6/22/2022		
Cylance Inc.	CYLANCEOPTICS	SINGAPORE	1673568	6/22/2022	1673568	6/22/2022

Cylance Inc.	CYLANCEOPTICS Shield Design	UNITED STATES	87469892	5/31/2017	5536885	8/7/2018
Cylance Inc.	CylancePERSONA	UNITED STATES	97470713	6/22/2022	7121180	7/25/2023
Cylance Inc.	CylancePERSONA	UNITED STATES	97485495	7/1/2022	7121628	7/25/2023
Cylance Inc.	CylancePERSONA	WIPO	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	AUSTRALIA	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	CANADA	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	EUROPEAN UNION (EUTM)	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	UNITED KINGDOM	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	JAPAN	1683140	7/8/2022	1683140	7/8/2022
Cylance Inc.	CylancePERSONA	SINGAPORE	1683140	7/8/2022	1683140	7/8/2022
Cylance, Inc.	CYLANCEPROTECT	AUSTRALIA	1758046	3/10/2016	1758046	10/12/2016
Cylance Inc.	CYLANCEPROTECT	CANADA	1771573	3/9/2016	TMA983192	10/19/2017
Cylance Inc.	CYLANCEPROTECT	EUROPEAN UNION (EUTM)	015197379	3/9/2016	015197379	7/22/2016
Cylance Inc.	CYLANCEPROTECT	UNITED KINGDOM	015197379	3/9/2016	UK00915197379	7/22/2016
Cylance Inc.	CYLANCEPROTECT	JAPAN	2016025649	3/9/2016	5870539	7/29/2016
Cylance Inc.	CYLANCEPROTECT	SINGAPORE	40201609318W	6/21/2016	40201609318W	9/30/2016
Cylance Inc.	CYLANCEPROTECT	UNITED STATES	86193569	2/14/2014	4730095	5/5/2015
Cylance Inc.	CYLANCEPROTECT SHIELD DESIGN	UNITED STATES	88000796	6/14/2018	5997794	2/25/2020
Cylance Inc.	CYLANCEV	UNITED STATES	86019673	7/25/2013	4700636	3/10/2015

Cylance, Inc.	DOUBLE HELIX SHIELD DESIGN	AUSTRALIA	1726084	10/7/2015	1726084	4/5/2016
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	CANADA	1749257	10/6/2015	TMA997848	5/31/2018
Cylance Inc.	Double Helix Shield Design	EUROPEAN UNION (EUTM)	014653653	10/6/2015	014653653	4/13/2016
Cylance Inc.	Double Helix Shield Design	UNITED KINGDOM	014653653	10/6/2015	UK00914653653	4/13/2016
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	JAPAN	2015097435	10/8/2015	5826254	2/12/2016

Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	SINGAPORE	40201609320Q	6/9/2016	40201609320Q	9/30/2016
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN	UNITED STATES	86655878	6/9/2015	5169214	3/28/2017
Cylance Inc.	DOUBLE HELIX SHIELD DESIGN (IN COLOR)	UNITED STATES	87201455	10/12/2016	5171653	3/28/2017
Cylance Inc.	INFINITY	UNITED STATES	86173889	1/23/2014	4551950	6/17/2014
Cylance Inc.	KNOW THE TRUTH	EUROPEAN UNION (EUTM)	016251159	1/13/2017	016251159	5/11/2017
Cylance Inc.	KNOW THE TRUTH	UNITED KINGDOM	016251159	1/13/2017	UK00916251159	5/11/2017
Cylance Inc.	S Design and SPEAR	AUSTRALIA	1728750	10/16/2015	1728750	10/16/2015
Cylance Inc.	S Design and SPEAR	EUROPEAN UNION (EUTM)	014684666	10/15/2015	014684666	1/1/2020

Cylance Inc.	S Design and SPEAR	UNITED KINGDOM	014684666	10/15/2015	UK00914684666	1/1/2020
Cylance Inc.	Shield Design	AUSTRALIA	1735953	11/19/2015	1735953	4/26/2016
Cylance Inc.	Shield Design	CANADA	1755750	11/19/2015	TMA957633	12/9/2016
Cylance Inc.	Shield Design	EUROPEAN UNION (EUTM)	014814586	11/20/2015	014814586	5/31/2016
Cylance Inc.	Shield Design	UNITED KINGDOM	014814586	11/20/2015	UK00914814586	5/31/2016
Cylance Inc.	Shield Design	JAPAN	2015115107	11/24/2015	5826264	2/12/2016

Cylance Inc.	Shield Design	UNITED STATES	86642506	5/27/2015	4870795	12/15/2015
Cylance Inc.	THE AI OF AV	AUSTRALIA	1751441	2/10/2016	1751441	5/25/2016
Cylance Inc.	THE AI OF AV	CANADA	1766637	2/5/2016	TMA1039910	7/11/2019
Cylance Inc.	THE AI OF AV	EUROPEAN UNION (EUTM)	015086572	2/9/2016	015086572	6/9/2016
Cylance Inc.	THE AI OF AV	UNITED KINGDOM	015086572	2/9/2016	UK00915086572	6/9/2016
Cylance Inc.	THE AI OF AV	JAPAN	2016013953	2/9/2016	5872365	8/5/2016
Cylance Inc.	THREATZERO	AUSTRALIA	1758357	3/11/2016	1758357	7/27/2016
Cylance Inc.	THREATZERO	CANADA	1772193	3/14/2016	TMA1002529	8/10/2018
Cylance Inc.	THREATZERO	JAPAN	2016027975	3/14/2016	5897598	11/18/2016
Cylance Inc.	THREATZERO	UNITED STATES	86759649	9/17/2015	5346764	11/28/2017
Cylance Inc.	THREATZERO SHIELD DESIGN	UNITED STATES	88000779	6/14/2018	5835989	8/13/2019

Domain Names

Owner/Registrant	Domain Name	Group
BlackBerry LTD	avisdead.com	N. America
BlackBerry LTD	avtruth.com	N. America
BlackBerry LTD	cleavermalware.com	N. America
BlackBerry LTD	clyance.com	N. America
BlackBerry LTD	cylance.adult-block	N. America
BlackBerry LTD	cylance.ae	EMEA
BlackBerry LTD	cylance.biz	N. America
BlackBerry LTD	cylance.blog	N. America
BlackBerry Limited	cylance.ca	N. America
BlackBerry LTD	cylance.club	N. America
BlackBerry LTD	cylance.com	N. America
BlackBerry LTD	cylance.company	N. America
BlackBerry LTD	cylance.de	EMEA Germany
BlackBerry LTD	cylance.email	N. America
CYLANCE IRELAND LIMITED	cylance.ie	N. America
BlackBerry LTD	cylance.info	N. America
BlackBerry LTD	cylance.io	N. America
BlackBerry LTD	cylance.is	EMEA
BlackBerry Limited	cylance.kr	N. America
BlackBerry LTD	cylance.lu	EMEA
BlackBerry LTD	cylance.marketing	N. America
BlackBerry LTD	cylance.me	N. America
BlackBerry LTD	cylance.mobi	N. America
BlackBerry LTD	cylance.net	N. America
Registrant Sync PBI39O	cylance.no	N. America
BlackBerry LTD	cylance.nz	N. America
BlackBerry LTD	cylance.org	N. America
BlackBerry Limited	cylance.pt	EMEA
BlackBerry LTD	cylance.qa	EMEA Saudi Arabia
BlackBerry LTD	cylance.ru	N. America
BlackBerry Limited	cylance.se	EMEA
BlackBerry LTD	cylance.sucks	N. America
BlackBerry LTD	cylance.technology	N. America
BlackBerry LTD	cylance.tv	N. America
BlackBerry Limited	cylance.uk	N. America
BlackBerry LTD	cylance.us	N. America
BlackBerry LTD	cylance.wtf	N. America
BlackBerry LTD	cylance.xyz	N. America

BlackBerry LTD	cylance.zone	N. America
BlackBerry LTD	cylanceaggregator.com	N. America
BlackBerry LTD	cylanceai.com	N. America
BlackBerry LTD	cylanceantivirus.ai	EMEA
BlackBerry LTD	cylanceantivirus.app	N. America
BlackBerry LTD	cylanceantivirus.io	N. America
BlackBerry LTD	cylanceantivirus.net	N. America
BlackBerry LTD	cylanceantivirus.org	N. America
BlackBerry LTD	cylanceassistant.com	N. America
BlackBerry LTD	cylanceav.com	N. America
BlackBerry LTD	cylanceaws.com	N. America
BlackBerry LTD	cylanceaz.com	N. America
BlackBerry LTD	cylancecollect.com	N. America
BlackBerry LTD	cylanceconsulting.com	N. America
BlackBerry LTD	cylanceconsumer.com	N. America
BlackBerry LTD	cylancecorp.com	N. America
BlackBerry LTD	cylancedetect.com	N. America
BlackBerry LTD	cylancedr.com	N. America
BlackBerry LTD	cylanceedge.com	N. America
BlackBerry LTD	cylanceendpoint.com	N. America
BlackBerry LTD	cylanceexecutioncontrol.com	N. America
BlackBerry LTD	cylanceguard.com	N. America
BlackBerry LTD	cylancehub.com	N. America
BlackBerry LTD	cylancehybrid.com	N. America
BlackBerry LTD	cylanceidentity.com	N. America
BlackBerry LTD	cylanceinfinity.com	N. America
BlackBerry LTD	cylanceinspect.com	N. America
BlackBerry LTD	cylanceintelligence.com	N. America
BlackBerry LTD	cylancek8.com	N. America
BlackBerry LTD	cylancelabs.com	N. America
BlackBerry LTD	cylancelabs.net	N. America
BlackBerry LTD	cylancemdr.com	N. America
BlackBerry LTD	cylanceon-prem.com	N. America
BlackBerry LTD	cylanceonprem.com	N. America
BlackBerry LTD	cylanceprotect.com	N. America
BlackBerry LTD	cylancerewards.com	N. America
BlackBerry LTD	cylancerewardsemea.com	N. America
BlackBerry LTD	cylanceriskzero.com	N. America
BlackBerry LTD	cylancesalespro.com	N. America
BlackBerry LTD	cylancesecurity.com	N. America
BlackBerry LTD	cylancesmartantivirus.ai	EMEA

BlackBerry LTD	cylancesmartantivirus.com	N. America
BlackBerry LTD	cylancesmartav.ai	EMEA
BlackBerry LTD	cylancesmartav.com	N. America
BlackBerry LTD	cylancestage.com	N. America
BlackBerry LTD	cylancestore.com	N. America
BlackBerry LTD	cylancestore.net	N. America
BlackBerry LTD	cylancesupportnumber.com	N. America
BlackBerry LTD	cylancethethreat.com	N. America
BlackBerry LTD	cylancev.com	N. America
BlackBerry LTD	cylancex.com	N. America
BlackBerry LTD	cylancexero.com	N. America
BlackBerry LTD	cylancezero.com	N. America
BlackBerry LTD	cylenceprotect.com	N. America
BlackBerry LTD	endpointexecutioncontrol.com	N. America
Cylance Inc.	fora.ge	N. America
BlackBerry LTD	hackingexposed.tv	N. America
BlackBerry LTD	hackingexposedlive.com	N. America
BlackBerry LTD	infinite-day.com	N. America
BlackBerry LTD	klownstrike.com	N. America
BlackBerry LTD	lambs2lions.net	N. America
BlackBerry LTD	legaldigitalforensics.com	N. America
BlackBerry LTD	mycylance.com	N. America
BlackBerry LTD	nextgenantivirus.com	N. America
BlackBerry LTD	nextgenantivirus.net	N. America
BlackBerry LTD	nextgenantivirus.org	N. America
BlackBerry LTD	nextgenerationendpoint.com	N. America
BlackBerry LTD	onprem-cylance.com	N. America
BlackBerry LTD	opcleaver.com	N. America
BlackBerry LTD	operationcleaver.com	N. America
BlackBerry LTD	perpetualprevention.com	N. America
BlackBerry LTD	popmybox.com	N. America
BlackBerry LTD	popmybox.net	N. America
BlackBerry LTD	ridgewayis.com	N. America
BlackBerry LTD	sentientexecutioncontrol.com	N. America
BlackBerry LTD	sentientexecutioncontrol.info	N. America
BlackBerry LTD	sentientexecutioncontrol.net	N. America
BlackBerry LTD	sentientexecutioncontrol.org	N. America
BlackBerry LTD	silencethethreat.com	N. America
BlackBerry LTD	skoutforensics.com	N. America
BlackBerry LTD	skoutforensics.net	N. America
BlackBerry LTD	smartantivirus.ai	EMEA

BlackBerry LTD	smartav.ai	EMEA
BlackBerry LTD	thetruthaboutbigav.com	N. America
BlackBerry LTD	threatzero.com	N. America
BlackBerry LTD	traditionalantivirus.com	N. America
BlackBerry LTD	traditionalav.com	N. America
BlackBerry LTD	trustthemath.com	N. America
BlackBerry LTD	whatisoptics.com	N. America
BlackBerry LTD	zeroday.tv	N. America

Schedule 1.2-B Other Transferred Assets [Redacted: Data points that are either individually, in combination or collectively trade secret.]

Schedule 1.3 Excluded Assets 1. All equity interests of, or held by, Seller and its Affiliates, including the equity interests in Cylance Inc. other than the equity of the Transferred Subsidiary; 2. all accounts receivable other than the Specified Accounts Receivable, including all accounts receivable referenced in the definition of Business Prepaid Deferred Revenue; 3. any Permit held by Seller or any of its Affiliates (other than any Permit held exclusively by the Transferred Subsidiary); 4. any Transferred Contract that is not assignable or transferable without the Consent of any third party, if such Consent has not been obtained prior to the Closing; provided that once each such Consent is obtained, such Transferred Contract shall be deemed to be automatically, and without further action by the parties, included in the Transferred Assets as of the date the last such required Consent with respect to such Contract is delivered to Purchaser; 5. all Excluded Contracts, including all Contracts relating to Cylance GovCloud and the Specified Excluded Contracts; 6. all Patents or inventions that are the subject of a Patent; 7. all Trademarks and domain names other than the Trademarks and domain names listed on Schedule 1.2-A(6), and without limiting the foregoing, any Trademark, domain name, social media handle, name or identifier of Seller or any of its Affiliates that uses or contains “BlackBerry”, “BB”, “QNX”, “Certicom” or “SecuSmart”, either alone or in combination with the Trademarks and domain names listed on Schedule 1.2-A(6); 8. all Trade Secrets that are not expressly listed in Schedule 1.2-B, or otherwise falling under the definition of Business Owned IP Rights; 9. all minute books and equity transfer ledgers of Seller and all income Tax Returns of Seller or any of its Affiliates (other than solely with respect to the Transferred Subsidiary), including any such Tax Returns filed on a consolidated, combined, unitary or other group basis, and all personnel records and other records that Seller is required by applicable Laws to retain in its possession; 10. all rights under insurance policies, and all prepayments related thereto, including all rights under workers’ compensation insurance policies and insurance policies that constitute group medical, dental, hospitalization, health, disability or Employee Plans and rights of Seller or any of its Affiliates under insurance policies, and all prepayments related thereto, other than the Transferred Insurance Policies; 11. all personnel and medical records pertaining to current or former Business Service Providers to the extent Seller or its Affiliates is required by Law to retain such records, and all Contracts relating to and all rights in connection with and assets under all Employee Plans (other than other than the Transferred Subsidiary Employee Plans); 12. all of Seller’s rights under or pursuant to this Agreement and the other agreements between Purchaser and Seller contemplated hereby and any rights, claims or causes of action of Seller against any third party pertaining to any Excluded Liabilities;

13. all rights to and interest in real property, whether owned or leased, other than in the Transferred Lease Agreements; 14. all Tax assets with respect to the Transferred Assets for any Pre-Closing Tax Period; 15. cash and cash equivalents; 16. all of Seller’s right, title and interest in and to the personal computers and laptops; 17. all rights with respect to and un attorney-client privilege, attorney work product doctrine or other legal privilege.

Schedule 1.4 Assumed Liabilities 1. The amount of all Transferred Subsidiary Indebtedness, Closing Transaction Expenses and Assumed Employee Liabilities, in each case to the extent included in the calculation of the Upfront Cash Consideration and the Delayed Cash Amount, as adjusted in accordance with Section 2.1, Section 2.2 and Article 8 hereof; 2. all Liabilities of Seller or any Other Selling Entity under the Transferred Contracts to the extent relating to facts and circumstances first arising after the date such Transferred Contract is effectively assigned to Purchaser or another Purchasing Entity at or after the Closing, if applicable pursuant to Article 3 of this Agreement, and not related to any breach, non-performance, default, wrongdoing or misconduct by Seller, any Other Selling Entity or the Transferred Subsidiary at or before the Closing; 3. all Liabilities solely to the extent arising from or relating to the ownership of the Transferred Subsidiary Equity Interests or Transferred Assets by the Purchasing Entities or the Transferred Subsidiary or the operation, activities or conduct of the Business after the Closing, including, for the avoidance of doubt, Liabilities relating to the Continuing Employees; 4. all Liabilities related to claims, causes of action, litigations or other Proceedings which may arise in the future, to the extent related to (a) the operation, activities or conduct of the Business after the Closing, or (b) any other fact, event, occurrence or circumstance in each case arising from conduct after the Closing to the extent related to the Business, the Transferred Assets or the Transferred Subsidiary, including any such Proceeding to which Seller or any of its Affiliates (excluding the Transferred Subsidiary) becomes a party or defendant after the Closing; 5. all Liabilities arising from facts, events, occurrences or circumstances in each case from conduct after the Closing arising under the Transferred Lease Agreements other than obligations for the deferred purchase price of property or services (including any potential future earn-out, milestone, purchase price adjustment, releases of “holdbacks” or similar payments) or deferred rent; and 6. all Transfer Taxes. Notwithstanding anything to the contrary in this Schedule 1.4, Assumed Liabilities shall not include “Indemnified Taxes”.

Schedule 1.5 Excluded Liabilities 1. other than the amount of the Assumed Employee Liabilities to the extent included in the calculation of the Delayed Cash Amount, as adjusted in accordance with Section 2.2 and Article 8 hereof, any Liabilities related to claims, causes of action, litigations or other Proceedings currently pending against Seller or any of its Affiliates, or which may arise in the future, to the extent related to (a) the operation, activities or conduct of the Business prior to the Closing, or (b) any other fact, event, occurrence or circumstance arising prior to the Closing to the extent related to the Business, Seller or any of its Affiliates, including any such Proceeding to which Purchaser or any of its Affiliates becomes a party or defendant after the Closing; 2. any Liabilities of Seller or its Affiliates under any Contract of Seller or its Affiliates that is not a Transferred Contract; 3. any Transaction Expenses of Seller or its Affiliates as of the Closing, other than the amount of all Closing Transaction Expenses to the extent included in the calculation of the Upfront Cash Consideration, as adjusted in accordance with Section 2.1 and Article 8 hereof; 4. any environmental Liabilities of Seller or its Affiliates as of the Closing; 5. any of Seller’s or any of its Affiliates’ Liability for payroll, payroll Tax withholding, and workman’s compensation benefits, in each case, to the extent related to any period on or prior to the Closing Date, including Transaction Payroll Taxes; 6. any Liability of Seller or its Affiliates under ERISA, or under any Employee Plan (other than any Liabilities under any Transferred Subsidiary Employee Plan and the amount of any Assumed Employee Liabilities to the extent included in the calculation of the Delayed Cash Amount, as adjusted in accordance with Section 2.2 and Article 8 hereof); 7. any Indebtedness of Seller or any of its Affiliates, other than the amount of all Transferred Subsidiary Indebtedness to the extent included in the calculation of the Upfront Cash Consideration, as adjusted in accordance with Section 2.1 and Article 8 hereof; 8. all obligations for the deferred purchase price of property or services (including any potential future earn-out, milestone, purchase price adjustment, releases of “holdbacks” or similar payments) or deferred rent under the Transferred Lease Agreements as of the Closing (other than Indebtedness); 9. all Liabilities arising from the Excluded Assets; 10. all Indemnified Taxes other than Taxes of the Transferred Subsidiary; and

11. any claim by a current or former or purported equityholder of Seller or any of its Affiliates or any other third party following the Closing seeking to assert, or based upon the following: (i) ownership or rights to ownership of any equity, options, warrants or other rights to acquire equity of Seller or any of its Subsidiaries; (ii) any rights of a current, former or purported equityholder of Seller or any of its Affiliate in the capacity of an equityholder, including any option or preemptive rights or rights to notice or to vote (together with the rights described under clause (i), the “Ownership Rights”); (iii) any Ownership Rights under any of Seller’s Organizational Documents or the Organizational Documents of any of its Affiliates or any other agreement with Seller or any of its Affiliates; or (iv) any claim that any of the Transferred Assets or the Transferred Subsidiary were wrongly sold, transferred or assigned to Purchaser.

Schedule 5.5 Purchaser Capitalization As of December 11, 2024, the authorized capital of Purchaser consists of: (a) Preferred Stock. 352,381,213 shares of Preferred Stock, par value $0.0001 (the “Purchaser Preferred Stock”), of which 32,511,200 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, 69,365,524 shares have been designated Series B Preferred Stock, 68,181,812 of which are issued and outstanding, 60,827,252 shares have been designated Series C Preferred Stock, all of which are issued and outstanding, 78,591,864 shares have been designated Series D Preferred Stock, 76,287,350 shares of which are issued and outstanding, 73,085,373 shares have been designated Series E Preferred Stock, all of which are issued and outstanding, 19,000,000 shares have been designated Series F Preferred Stock, 16,983,903 shares of which are issued and outstanding, and 19,000,000 shares have been designated Series F-1 Preferred Stock, 1,213,136 shares of which are issued and outstanding. (b) Common Stock. 650,000,000 shares of common stock, par value $0.0001 (the “Purchaser Common Stock”), of which 148,250,233 shares are issued and outstanding. (c) Except for (i) the conversion privileges of the Purchaser Preferred Stock, (ii) the rights provided in that certain Amended and Restated Investors’ Rights Agreement, dated as of July 7, 2021, by and among Purchaser and each of the investors listed on Schedule A thereto, (iii) currently outstanding options to purchase 65,636,117 shares of Purchaser Common Stock, 35,653,056 restricted stock units and no restricted stock awards granted to employees and other service providers pursuant to Purchaser’s 2012 Stock Option Plan (the “Purchaser Option Plan”) and its Subsidiaries’ equity plan, (iv) 6,732,515 shares of Purchaser Common Stock issuable upon exchange of currently outstanding Exchangeable Common Shares of Arctic Wolf Networks Canada Inc., (v) that certain Warrant to Purchase Common between the Purchaser and [Redacted: Private company investors subject to third party confidentiality obligations.], dated October 27, 2016, (vi) that certain Plain English Warrant Agreement between the Purchaser and [Redacted: Private company investors subject to third party confidentiality obligations.], dated June 20, 2018, (vii) that certain Loan and Security Agreement and four Warrant agreements entered into by Purchaser in August 2020 (together, the “2020 LSA”) with [Redacted: Private company investors subject to third party confidentiality obligations.], which in connection with such 2020 LSA, [Redacted: Private company investors subject to third party confidentiality obligations.] received warrants to purchase 1,748,252 shares of the Purchaser’s Series D Preferred Stock; (viii) Purchaser’s commitments to grant options to purchase Purchaser Common Stock and restricted stock units to various of Purchaser’s current and future employees and services providers; (ix) that certain Note Purchase Agreement among the Purchaser and the persons and entities listed on the Schedule of Investors attached thereto dated September 30, 2022, and the aggregate principal amount of $401,000,000 notes issued thereunder; (x) that certain Indenture among the Purchaser, the Guarantors (as defined therein) and U.S. Bank Trust National Association (as Trustee) dated September 30, 2022, and (xi) options to acquire 3,169,550 Exchangeable Common Shares pursuant to Arctic Wolf Networks Canada Inc.’s 2013 Stock Option Plan, there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from Purchaser of any shares of its capital stock. In addition to the aforementioned outstanding options, Purchaser has reserved an additional 6,930,955 shares of Purchaser Common Stock for purchase upon exercise of options or other equity awards to be granted in the future under the Purchaser Option Plan.

Schedule 6.6(a) Offered Employees List [Redacted: Protected personal information.]

Schedule 6.9(f) Purchase Price Allocation Methodology [Attached]

CONFIDENTIAL

Schedule 6.9(f)

Purchase Price Allocation Methodology

Selling Entity	**Purchasing Entity**	**IRC § 1060 Classification Category**	**Asset**	**Value Allocation Methodology**
Cylance Inc. (US)	Arctic Wolf Networks, Inc. (US)	Class VI (Section 197 Intangibles)	Revenue Contracts	[•]
			Intellectual Property	[•]
		Class VII (Goodwill)	[Goodwill]	Residual
BlackBerry Corporation (US)	Arctic Wolf Networks, Inc. (US)	Class VI (Section 197 Intangibles)	Revenue Contracts	[•]
BlackBerry Limited (Canada)	Arctic Wolf Networks, Inc. (US)	Class VI (Section 197 Intangibles)	Revenue Contracts	[•]
BlackBerry UK Limited (UK)	Arctic Wolf Networks International, Inc. (US)	Class V (Nonpublicly-traded Equity)	Transferred Subsidiary Equity Interests	[•]
	Arctic Wolf Networks, Inc. (US)	Class VI (Section 197 Intangibles)	Revenue Contracts	[•]
BlackBerry Singapore Pte. Limited (Singapore)	Arctic Wolf Networks, Inc. (US)	Class VI (Section 197 Intangibles)	Revenue Contracts	[•]
BlackBerry India Private Limited (India)	Arctic Wolf Networks India Private Ltd. (India)	Class VI (Workforce in Place)	Assembled Workforce	[•]

sf-6234353

Schedule 11.4 Certain Assumed Employee Liabilities 1. With respect to each Continuing Employee who participates in Seller’s Variable Incentive Pay Program (the “VIP”, and each such Continuing Employee, a “VIP Participant”), an amount equal to the VIP Participant’s accrued bonus under the VIP for the Seller’s fiscal year in which the Closing occurs, calculated based on the Closing Date Balance Sheet. (the “Pro-Rata VIP Bonus”).

Schedule 11.7 Business Service Providers The employees listed on Column I (Employee Name) on the tab titled “Census – All” of the Census. [Redacted: Protected personal information.]

Schedule 11.36 Patent Litigation Matters The Patent Litigation Matter shall consist of the following: [Redacted: Disclosure of details regarding the status of patent assertions and litigations would be potentially prejudicial to resolution of such matters.]

Schedule 11.37 Permitted Encumbrances (a) None (c) None

STRICTLY CONFIDENTIAL DISCLOSURE SCHEDULE TO EQUITY AND ASSET PURCHASE AGREEMENT by and among ARCTIC WOLF NETWORKS, INC., ARCTIC WOLF NETWORKS INTERNATIONAL, INC., BLACKBERRY LIMITED, and BLACKBERRY UK LIMITED DECEMBER 15, 2024

This Disclosure Schedule (this “Disclosure Schedule”) is delivered in connection with the Equity and Asset Purchase Agreement, dated as of December 15, 2024, by and among Arctic Wolf Networks, Inc., a Delaware corporation (“Purchaser”), Arctic Wolf Networks International, Inc., a Delaware corporation, BlackBerry Limited, a corporation incorporated under the Business Corporations Act (Ontario) (“Seller”), and BlackBerry UK Limited, a private limited company organized under the laws of England and Wales (“Transferred Subsidiary Parent”) (the “Agreement”). Capitalized terms used but not otherwise defined in this Disclosure Schedule have their respective meanings as set forth in the Agreement. Any headings herein are included for convenience of reference only and shall be ignored in the construction and interpretation hereof. Any summary of or reference to a written document in this Disclosure Schedule is qualified by the terms of such documents, annexes, schedules and exhibits. This Disclosure Schedule is arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in Section 4 of the Agreement, and the disclosure in any such numbered and lettered Section of this Disclosure Schedule shall qualify any section or subsection in Section 4 of the Agreement to the extent that it is reasonably apparent on its face that such disclosure should qualify or apply to such section or subsection. Information set forth in this Disclosure Schedule may be included for informational purposes and may not be required to be disclosed pursuant to the Agreement. The disclosure of any information in the Disclosure Schedule shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made by Seller in the Agreement or that such information is material, nor shall such information be deemed to establish a standard of materiality, and no party shall use the inclusion of any such information in any dispute or controversy between the parties as to whether any obligation, item or matter not included in any Section of this Disclosure Schedule is or is not material for purposes of the Agreement. The inclusion of any specific amount, item or matter in any Section of this Disclosure Schedule is not intended to imply that such amount, item or matter, or other amounts, items or matters, are or are not in the Ordinary Course, except with respect to disclosure of exceptions to representations and warranties that provide that an amount, item or matter is in the Ordinary Course. The information contained in this Disclosure Schedule is disclosed solely for the purposes of the Agreement, and no information contained herein shall be deemed to be an admission by any party to any third party of any matter whatsoever, including any violation of Law or breach of any Contract. The information contained in this Disclosure Schedule is intended to qualify the representations and warranties in Section 4 of the Agreement, but the disclosure of any matter or document in this Disclosure Schedule shall not imply or create any representation, warranty or undertaking not expressly given in the Agreement nor be taken as extending the scope of any representation, warranty or undertaking set forth in the Agreement. The information contained in this Disclosure Schedule is confidential, proprietary information of Seller. Purchaser shall be obligated to maintain and protect such confidential information in accordance with the Agreement.

3 Section 4.3 Capitalization of Transferred Subsidiary (a) • The authorized share capital of the Transferred Subsidiary is EUR1,000,000, consisting of 1,000,000 ordinary shares of EUR1.00 each. 100 ordinary shares are issued and outstanding, all of which are held as of record by Transferred Subsidiary Parent.

4 Section 4.4 No Conflicts (b) • The following Material Contracts contain non-assignment provisions or require counterparty consent or notice to be provided: o Agreement for the Provision of [Redacted: Vendor contracts subject to third party confidentiality obligations.], dated December 14, 2015, by and between Cylance Inc. and [Redacted: Vendor contracts subject to third party confidentiality obligations.] – notice is required to assign the agreement to an Affiliate. o Lease of Second Floor, dated October 26, 2021, by and between [Redacted: Vendor contracts subject to third party confidentiality obligations.], as Landlord, Transferred Subsidiary, as Tenant, and BlackBerry Limited, as Guarantor, as amended pursuant to the Side Letter, dated October 27, 2021, as supplemented by the Dead of Variation, dated August 21, 2024, and the Deed of Surrender, dated August 21, 2021. (the “Cork Lease”) – consent of the landlord is required to substitute the Guarantor under the lease. o Contracts with each of the following Key Customers: [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] o Contracts with each of the following Key Suppliers: [Redacted: Vendor contracts subject to third party confidentiality obligations.]

5 Section 4.5 Governmental Approvals and Consents • None.

6 Section 4.7 No Undisclosed Liabilities (c) The following disclosure is made for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • The Irish Tax Disclosure.

7 Section 4.8 Absence of Changes (a) (i) • In mid-October 2024, Seller implemented a reduction in force, which affected the Sales & Marketing departments of the Business and resulted in the employment termination of [Redacted: Number of employees impacted is commercially sensitive information.] employees who were providing services to Seller and its Affiliates in connection with the Business (the “October 2024 RIF”). This reduction in force did not trigger any notice requirement under the Worker Adjustment and Retraining Notification Act of 1988 or similar state laws. (b) • The October 2024 RIF.

Section 4.9 Contracts and Commitments

(a)

(i)

- Contracts with the customers set forth in Annex 4.9(a)(i) attached hereto. [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]

(ii)

- Contracts with the suppliers set forth in Annex 4.9(a)(ii) attached hereto. [Redacted: Vendor contracts subject to third party confidentiality obligations.]

(iii)

- The following Contracts with suppliers of the Transferred Subsidiary:
  - The Cork Lease
  - [Redacted: Vendor contracts subject to third party confidentiality obligations.]
  - Life Group Disability Policy.
  - [Redacted: Vendor contracts subject to third party confidentiality obligations.]
  - Life Group Death in Service Policy.
  - [Redacted: Vendor contracts subject to third party confidentiality obligations.]
  - with respect to group healthcare premiums.
  - [Redacted: Vendor contracts subject to third party confidentiality obligations.]
  - with respect to employee supplemental benefits. There is no written agreement.
  - [Redacted: Vendor contracts subject to third party confidentiality obligations.]
  - , dated October 25, 2022, by and between [Redacted: Vendor contracts subject to third party confidentiality obligations.], as the Founder, the Transferred Subsidiary, as the Participant, and [Redacted: Vendor contracts subject to third party confidentiality obligations.], as the Trustee (the "***Participation Agreement***").
  - Definitive Deed and Related Rules New Ireland Master Trust, dated March 10, 2020, by and between [Redacted: Vendor contracts subject to third party confidentiality obligations.] (the "***Master Trust Deed***").
  - Service Contract, dated April 1, 2022, by and between the Transferred Subsidiary and [Redacted: Vendor contracts subject to third party confidentiality obligations.], as amended pursuant to Amendment No. 1, effective as of April 1, 2023, and as further amended pursuant to Amendment No. 2, effective as of April 1, 2024 (the "[Redacted: Vendor contracts subject to third party confidentiality obligations.] ***Service Contract***").
  - Purchase Order PO44359, dated March 19, 2024, by and between [Redacted: Vendor contracts subject to third party confidentiality obligations.] and the Transferred Subsidiary (the "[Redacted: Vendor contracts subject to third party confidentiality obligations.] ***Purchase Order***").
  - Invoice number 562655844635, dated December 5, 2024, by and between [Redacted: Vendor contracts subject to third party confidentiality obligations.] and Cylance Ireland Limited.
  - Cork City Council Municipal Rate 2024, Rate No. RA0484314110013, dated July 22, 2024, for the Transferred Subsidiary Customer Number 151811.
  - Cork City Council Municipal Rate 2024, Rate No. RA048431411000X, dated July 22, 2024, for the Transferred Subsidiary Customer Number 161015.

8

9 o Cork City Council Municipal Rate 2024, Rate No. RA0484314130002, dated July 22, 2024, for the Transferred Subsidiary Customer Number 136784. o Cork City Council Municipal Rate 2024, Rate No. RA0484314110027, dated July 22, 2024, for the Transferred Subsidiary Customer Number 165438. o [Redacted: Vendor contracts subject to third party confidentiality obligations.] o with respect to building operating expenses. There is no written agreement. o Agreement with [Redacted: Vendor contracts subject to third party confidentiality obligations.] with respect to telecom services. (b) (i) • The Cork Lease. • [Redacted: Vendor contracts subject to third party confidentiality obligations.] • The Participation Agreement. • The Master Trust Deed. • The [Redacted: Vendor contracts subject to third party confidentiality obligations.] Service Contract. • [Redacted: Vendor contracts subject to third party confidentiality obligations.] Purchase Order (ii) None. (iii) Contracts with each of the customers set forth in Annex 4.9(b)(iii) attached hereto. [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] (iv) Contracts with each of the suppliers set forth in Annex 4.9(b)(iv) attached hereto. [Redacted: Vendor contracts subject to third party confidentiality obligations.] (v) None. (vi) None. (vii) None. (viii) None. (ix) (A)

10 None. (B) • BlackBerry Sales Incentive Compensation Plan • BlackBerry FY25 Variable Incentive Pay Program (x) None. (xi) None. (xii) None. (xiii) None. (xiv) None. (xv) None. (xvi) • Contracts with each of the persons set forth in Annex 4.9(b)(xvi) attached hereto. [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] (xvii) None. (xviii) None. (xix) None. (c) (iii) The following disclosure is made for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • [Redacted: Commercially sensitive third-party information subject to third party confidentiality obligations.] (d)

11 • See Annex 4.9(d) attached hereto for a list of Material Contracts for which the Transferred Subsidiary or any Selling Entity received a notice of termination or non-renewal from the applicable counterparties. [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]

12 Section 4.10 Taxes (a) The following disclosure is made for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • The Transferred Subsidiary’s Irish corporate income tax return for the tax year ending February 2024 was filed in November 2024. An Irish corporate income tax accrual for the tax year ending February 2024 was not included on the Transferred Subsidiary balance sheet dated September 30, 2024. A true-up accrual of approximately EUR [Redacted: Sensitive tax data with respect to immaterial tax liabilities that are neither due nor payable at this time.] was included as of November 2024 upon filing of the tax return for the tax year ending February 2024, and a refund of approximately EUR [Redacted: Sensitive tax data with respect to immaterial tax liabilities that are neither due nor payable at this time.] was received in December 2024 for the February 2024 taxable year. An accrual for Irish corporate income tax for the tax year ending February 2025 is not currently included on the Transferred Subsidiary balance sheet but the Irish corporate income tax will not exceed EUR [Redacted: Sensitive tax data with respect to immaterial tax liabilities that are neither due nor payable at this time.] for the portion of such taxable year ending on the date hereof. This disclosure shall be referred to as the “Irish Tax Disclosure”.

13 Section 4.11 Privacy and Information Security (c) The following disclosure is made with respect to the first sentence of Section 4.11(c) for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • [Redacted: Commercially sensitive third-party information subject to third party confidentiality obligations.] (d) The following disclosure is made with respect to the first sentence of Section 4.11(d) for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • [Redacted: Commercially sensitive third-party information subject to third party confidentiality obligations.] (e)(ii) The following disclosure is made for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • Certain customer contracts require the Selling Entities to notify the customers that Purchaser will, after the Closing Date, Process Personal Information on behalf of the customer. (f) The following disclosure is made with respect to the second sentence of Section 4.11(f) for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • [Redacted: Commercially sensitive third-party information subject to third party confidentiality obligations.] (h) The following disclosure is made with respect to the first sentence of Section 4.11(h) for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any:

14 • [Redacted: Commercially sensitive third-party information subject to third party confidentiality obligations.] (j) The following disclosure is made with respect to the first and third sentences of Section 4.11(j) for informational purposes only and shall in no way affect any rights to indemnification under the Agreement that may arise in connection with such matter, if any: • [Redacted: Commercially sensitive third-party information subject to third party confidentiality obligations.]

311419275 v10 15 Section 4.12 Intellectual Property Rights (b) • Schedule 1.2-A(6) of the Agreement is incorporated by reference. • The following disclosure is made against clause (ii) of Section 4.12(b) of the Agreement: there is one pending opposition that Seller filed against the mark NLANCE in India. (d) The following disclosures are made against the first sentence of Section 4.12(d): • Under the Cylance OEM Agreement, dated December 7, 2017, between [Redacted: Proprietary customer data and subject to third party confidentiality obligations.], and Cylance Inc., as amended by Amendment # 1, dated July 30, 2018, Amendment No. 2, dated December 15, 2020, and Amendment No. 3, dated February 16, 2023 [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] Cylance Inc. granted [Redacted: Proprietary customer data and subject to third party confidentiality obligations.], as the authorized reseller of certain Cylance software products, a non-exclusive license to use certain trademarks of Cylance Inc. in advertising and promotional materials for the promotion of such Cylance software products. • Under the Order Form, dated February 24, 2021, [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]. Cylance Inc. granted to [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] a non-exclusive and non-transferable limited license, for the term of the [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] Agreement, to reproduce and distribute certain software subscriptions purchased thereunder on the terms set forth in the [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] Agreement. (g) None. (k) The following disclosure is made for informational purposes with respect to and shall in no way affect any rights to indemnification under Section 8.2(a)(xii) of the Agreement that may arise in connection with such matter, if any: • [Redacted: Disclosure of details regarding the status of patent assertions and litigations would be potentially prejudicial to resolution of such matters.] (l) • From time to time, Seller (or one of its Affiliates) files opposition or cancellation actions in the ordinary course of business against applicants who filed applications for trademarks that Seller deems to be confusingly similar Seller’s marks. • An Affiliate of Seller has also filed Uniform Domain Name Dispute Resolution Policy actions in the ordinary course of business, in connection with third-party domains that Seller thought were improperly registered. Please find listed below.

Country	Title	Status	Outcome
Wipo - WO	UDRP No. D2020-0890 - v. Registrant of cylanceav.com and v. Registrant of cylanceguard.com	Closed	Domain names were transferred to Cylance Inc.
Wipo - WO	UDRP No. D2020-0891 - v. Registrant of cylanceguard.com [Merged with UDRP No. D2020-0890]	Closed	Domain name was transferred to Cylance Inc.
Wipo - WO	UDRP No. D2021-4212 - v. Rashmika Molia, Registrant of cylancesupportnumber.com	Closed	Domain names were transferred to Cylance Inc.
India	India Opposition No. 1051013 – Cylance Inc. V. NCRYPTED TECHNOLOGIES PRIVATE LIMITED (3988601 for NLANCE IC 9)	Pending	Pending

(p)

- [Redacted: Proprietary customer data and subject to third party confidentiality obligations.]

16

311419275 v10

311419275 v10 17 Section 4.13 Real and Personal Property • The Cork Lease, which contains a customary restoration clause. • Business Centre Agreement, dated December 6, 2023, by and between [Redacted: Vendor contracts subject to third party confidentiality obligations.] and BlackBerry India Private Limited (the “Noida Lease”).

311419275 v10 18 Section 4.15 Insurance Policy Name Insured Carrier Coverage Premium Effective Period Commercial Liability Policy No. [Redacted: Vendor contracts subject to third party confidentiality obligations.] (Employers Liability) Transferred Subsidiary [Redacted: Vendor contracts subject to third party confidentiality obligations.] EUR 15,000,000 EUR 4,260.56 June 1, 2024- 12:00pm GMT on June 1, 2025

311419275 v10 19 Section 4.16 Litigation The following disclosure is made for informational purposes with respect to and shall in no way affect any rights to indemnification under Section 8.2(a)(xii) of the Agreement that may arise in connection with such matter, if any: • In September 2022, Backertop Licensing LLC filed a complaint against the Company alleging patent infringement. In March 2023, both parties agreed to dismiss the case and filed a joint stipulation of dismissal with prejudice. • Section 4.12(k) of this Disclosure Schedule is incorporated by reference.

311419275 v10 20 Section 4.17 Compliance with Laws (d) • Seller holds three export licenses from appropriate Canadian governmental authorities that enables it to transfer products to its Subsidiaries, which will not be transferred at Closing: o CylanceAVERT Cloud o CylanceGATEWAY Server o CylanceMDR Server • In addition, the Selling Entities hold certain permits in the Ordinary Course, which are not specific to the operation of the Business and will not be transferred at Closing.

311419275 v10 21 Section 4.18 Employees (a) • The severance amounts provided in the Census are the estimated amounts as of January 31, 2025. (b) • The [Redacted: Number of employees impacted is commercially sensitive information.] employees affected by the October 2024 RIF. (c) • Within the past three years, [Redacted: Number of employees impacted is commercially sensitive information.] employees of the Transferred Subsidiary have been impacted by reduction in force actions implemented by Seller and its Subsidiaries.

311419275 v10 22 Section 4.19 Employee Benefit Matters (a) Plans sponsored by the Transferred Subsidiary are identified with an asterisk. 1. Blackberry Limited Equity Incentive Plan and the equity awards granted thereunder 2. BlackBerry Sales Incentive Compensation Plan 3. BlackBerry FY25 Variable Incentive Pay Program United States: 4. BlackBerry 401(k) Plan ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 5. Medical ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 6. Dental ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 7. Vision ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 8. Short-term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 9. Long-term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 10. Basic Employee Life and AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 11. Voluntary Life and AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 12. Flexibility Spending Accounts ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 13. Health Saving Accounts ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 14. Commuter Benefits Accounts ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 15. [Redacted: Vendor contracts subject to third party confidentiality obligations.] Critical Illness Insurance 16. [Redacted: Vendor contracts subject to third party confidentiality obligations.] Fitness Reimbursement Program 17. Employee Assistance Program

311419275 v10 23 18. Travel Assistance – [Redacted: Vendor contracts subject to third party confidentiality obligations.] 19. Emergency Travel Insurance – [Redacted: Vendor contracts subject to third party confidentiality obligations.] 20. Business Travel Accidental Death & Dismemberment Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 21. Bring Your Own Phone Program Australia: 22. Death & Total Permanent Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 23. Long-Term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 24. Superannuation ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 25. Resident Health Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 26. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 27. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 28. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 29. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 30. Wellness reimbursement 31. Vacation entitlement as specified in offer letter 32. Global Service Recognition Awards 33. Star Award Program 34. Bring Your Own Phone Program Canada: 35. Prescription drugs ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 36. Hospital ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

311419275 v10 24 37. Paramedical ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 38. Vision ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 39. Orthotics/ orthopedic shoes [Redacted: Vendor contracts subject to third party confidentiality obligations.]) 40. Hearing Aids ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 41. Private Duty Nursing ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 42. Supplies / Services ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 43. Dental Benefit ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 44. Short-Term Disability Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 45. Long-Term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 46. Life and AD&D Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 47. Group Registered Retirement Savings Plan & BlackBerry Matching Plan ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 48. Tax Free Savings Account ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 49. Employee Assistance Program 50. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 51. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 52. Personal Spending Account 53. Health Spending Account 54. Wellness Program (Same as PSA) 55. Vacation 56. BlackBerry Days 57. Global Service Recognition Awards

311419275 v10 25 58. Star Award Program 59. Bring Your Own Phone Program France: 60. Medical ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 61. Group Life Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 62. Disability Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 63. Plan Epargne Entreprise ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 64. PERCO ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 65. Fitness and Wellness Reimbursement 66. Ticket Cheque Emploi Service Universel ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 67. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 68. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 69. Employee and Family Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 70. Annual Leave 71. BlackBerry Days 72. Service Recognition Awards 73. STAR Award Program Germany: 74. Pension Plan ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 75. LeaseABike ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 76. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 77. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

78. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

79. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

80. Fitness Reimbursement Spending Account

81. Bring Your Own Phone Program

82. BlackBerry Days

<u>**Hong Kong**</u>:

83. Group Life Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

84. Accidental Death and Disablement ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

85. Long-Term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

86. Hospital & Surgical ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

87. Top Up Benefits – Excess Hospital & Surgical Cover ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

88. Primary Care – Outpatient ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

89. Dental Benefits ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

90. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

91. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

92. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

93. Employee Assistance Plan

94. Wellness Reimbursement Program

95. Annual Leave

96. BlackBerry Days

97. Professional Association Fees

26

311419275 v10

311419275 v10 27 98. Mandatory Provident Fund 99. Housing Rental Reimbursement Program Salary Sacrifice Scheme 100. Global Service Recognition Awards 101. Star Award Program 102. Bring Your Own Phone Program India: 103. Health Insurance (Employee + Dependents and Parents) ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 104. Accidental Death and Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 105. Meal Allowance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 106. Wellness Reimbursement Program 107. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 108. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 109. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 110. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 111. Vacation Days 112. BlackBerry Days 113. Global Service Recognition Awards 114. Star Award Program 115. Bring Your Own Phone Program Ireland: 116. Private Medical Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])* 117. Group Disability Policy Conditions ([Redacted: Vendor contracts subject to third party confidentiality obligations.])*

311419275 v10 28 118. Group Death in Service Policy Conditions ([Redacted: Vendor contracts subject to third party confidentiality obligations.])* 119. Group Retirement Plan* 120. The Participation Agreement* 121. Eye Care and VDU eVoucher ([Redacted: Vendor contracts subject to third party confidentiality obligations.])* 122. Bike to Work / TravelPass ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 123. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 124. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 125. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 126. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 127. Annual Leave 128. BlackBerry Days 129. Global Service Recognition Awards 130. Star Award Program 131. Bring Your Own Phone Program 132. €350 per year fitness / wellness reimbursement Italy: 133. Medical Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 134. Life, Accidental Death and Disability Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 135. Pension Plan ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 136. Ticket Restaurant ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 137. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

311419275 v10 29 138. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 139. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 140. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 141. Fitness/Wellness Reimbursement 142. Annual Leave 143. BlackBerry Days 144. Service Recognition Awards 145. STAR Award Program 146. Bring Your Own Phone Program Japan: 147. Group Life Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 148. Group Personal Accident ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 149. Supplementary Personal Accident ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 150. Group Short Term Disability Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 151. Health Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 152. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 153. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 154. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 155. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 156. Wellness Reimbursement

311419275 v10 30 157. Vacation Days 158. Global Service Recognition Awards 159. Star Award Program 160. Bring Your Own Phone Program Malaysia: 161. Group Term Life ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 162. Accidental Death and Accident ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 163. Group Hospital & Surgical ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 164. Group Outpatient GP & LP Limit ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 165. Wellness Reimbursement Program 166. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 167. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 168. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 169. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 170. Vacation Days Netherlands: 171. Medical Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 172. Life and Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 173. Pension ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 174. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.])

311419275 v10 31 175. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 176. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 177. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 178. Annual Leave 179. BlackBerry Days 180. Service Recognition Awards 181. STAR Award Program 182. Bring Your Own Phone Program Spain: 183. Medical Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 184. Accidental Death and Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 185. Pension Plan ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 186. Ticket Restaurant and Child Care Vouchers ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 187. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 188. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 189. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 190. Employee & Family Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 191. Fitness Reimbursement Spending Account 192. Annual Leave 193. BlackBerry Days 194. Service Recognition Awards

311419275 v10 32 195. STAR Award Program 196. Bring Your Own Phone Program Singapore: 197. Group Term Life ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 198. Group Medical ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 199. Group Major Medical ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 200. Group Personal Accident ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 201. Group Dental PPO Plan ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 202. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 203. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 204. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 205. Employee & Family Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 206. Wellness Reimbursement Program 207. Vacation Days 208. BlackBerry Days 209. Global Service Recognition Awards 210. STAR Award Program 211. Bring Your Own Phone Program United Kingdom: 212. Medical Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.] ) 213. Dental Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.] )

311419275 v10 33 214. Group Personal Pension ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 215. Group Life Assurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 216. Long Term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 217. Short Term Disability ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 218. Eye Care Vouchers and VDU Vouchers ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 219. Cycle to Work Scheme 220. Season Ticket Loan 221. Travel Assistance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 222. Emergency Travel Insurance ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 223. Business Travel AD&D ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 224. Employee Assistance Program ([Redacted: Vendor contracts subject to third party confidentiality obligations.]) 225. Fitness Reimbursement Spending Account 226. Annual Leave 227. BlackBerry Days 228. Global Service Recognition Awards 229. STAR Award Program 230. Bring Your Own Phone Program (i) None.

311419275 v10 34 Section 4.20 Indebtedness • Taxes described in clause  (c) of the definition of Indemnified Taxes, or, to the extent payable by any Purchasing Entity, clause (b) of the definition of Indemnified Taxes, that are unpaid as of immediately prior to the Closing. • Intercompany payables, which will be extinguished prior to the Closing.

311419275 v10 35 Section 4.21 Customers and Suppliers (a) The customers set forth in Annex 4.9(b)(iii) attached hereto. [Redacted: Proprietary customer data and subject to third party confidentiality obligations.] (b) The suppliers set forth in Annex 4.9(b)(iv) attached hereto. [Redacted: Vendor contracts subject to third party confidentiality obligations.]

311419275 v10 36 Section 4.23 Brokers’ and Finders’ Fees Upon completion of the transaction, Perella Weinberg Partners LP (“PwP”) is entitled to receive payment of a success fee pursuant to an advisory services engagement agreement dated December 1, 2024, between PwP and BlackBerry Limited.

311419275 v10 37 Section 4.24 Transferred Subsidiary Operations; Title to Assets; Sufficiency of Assets (a) Part A None. Part B Assets • Cash held in a euro-denominated Bank of America account. • Tax credits related to sales taxes paid and recoverable through VAT tax filings. • Intercompany receivables. • Prepaid Employee Liability Insurance (Worker’s Compensation) through May 31, 2025. • The Transferred Subsidiary is a party to the Contracts (“Transferred Subsidiary Vendor Contracts”) listed or described below: [Redacted: Vendor contracts subject to third party confidentiality obligations.] • Intercompany Services Agreement, dated October 17, 2016, by and between Cylance Inc. and the Transferred Subsidiary, as amended pursuant to Amendment A, dated May 1, 2019. • Intercompany Agreement for transfers of Personal Data, dated December 27, 2022, by and between BlackBerry Limited, the Transferred Subsidiary, and each of the other parties set out in Schedule A thereto. • Commercial Liability Policy No. [Redacted: Vendor contracts subject to third party confidentiality obligations.] • Letter Agreement, by and between the Transferred Subsidiary and each of the following employees: [Redacted: Protected personal information.] • The Cork Lease. • Leasehold improvements and building construction security relating to the Cork Lease. • Computer hardware and IT equipment. • Office supplies, office furniture and equipment. Liabilities • Accounts payables under the Transferred Company Vendor Contracts and intercompany payables. • Accrued liabilities relating to estimated dilapidation on the facility for Project SAS. • Employment-related liabilities, including accrued payroll, employee commissions and benefits. • Accrued liabilities relating to payroll withholdings, which are used to purchase shares in Seller at a 15% discount pursuant to the Employee Share Purchase Plan. • Taxes, including payroll withholding taxes and federal corporation income taxes. • Operating lease liabilities relating to the Cork Lease. (c) • Personal computers and laptops, legal services, corporate management services, finance services, human resource services and sales and marketing services.

311419275 v10 38 • Leased office space used in connection with the Business other than the Transferred Property, including all tangible personal property, IT infrastructure, furniture and office equipment and fixtures in such leased office space. • Insurance policies relating to the Business other than the Transferred Insurance Policies. (e) Transferred Subsidiary Excluded Assets – None. Transferred Subsidiary Excluded Liabilities – None. Transferred Subsidiary Indebtedness – None. Transferred Subsidiary Excluded Contracts – None.

311419275 v10 39 Section 6.1 Conduct of the Business Pending Closing (e) (i) • Renewal of [Redacted: Vendor contracts subject to third party confidentiality obligations.] Agreement, dated January 21, 2021, between [Redacted: Vendor contracts subject to third party confidentiality obligations.], dated December 22, 2023, prepared for Blackberry Corporation c/o Cylance, by [Redacted: Vendor contracts subject to third party confidentiality obligations.] . • Renewal of the Noida Lease substantially on the terms made available to Purchaser.